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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07452

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 06/30/17

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. American Franchise Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIAMFR-SAR-1	07172017 1228

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	17.99%
Series II Shares	17.82
S&P 500 Index▼ (Broad Market Index)	9.34
Russell 1000 Growth Index▼ (Style-Specific Index)	13.99
Lipper VUF Large-Cap Growth Funds Index⬛ (Peer Group Index)	17.57

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (7/3/95)	9.32%
10 Years	8.48
5 Years	15.07
1 Year	25.55

Series II Shares
Inception (9/18/00)	1.44%
10 Years	8.20
5 Years	14.78
1 Year	25.24

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.89% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

     Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.67%
Aerospace & Defense–1.45%
Raytheon Co.	57,357	$9,262,008

Airlines–0.52%
Southwest Airlines Co.	53,137	3,301,933

Application Software–2.21%
salesforce.com, inc.(b)	162,856	14,103,330

Biotechnology–5.70%
Alexion Pharmaceuticals, Inc.(b)	69,739	8,485,144
BioMarin Pharmaceutical Inc.(b)	60,940	5,534,571
Celgene Corp.(b)	129,108	16,767,256
Incyte Corp.(b)	43,905	5,528,078
		36,315,049

Cable & Satellite–3.80%
Charter Communications, Inc.–Class A(b)	9,999	3,368,163
Comcast Corp.–Class A	112,492	4,378,189
DISH Network Corp.–Class A(b)	262,397	16,468,036
		24,214,388

Commodity Chemicals–0.84%
LyondellBasell Industries N.V.–Class A	63,468	5,356,065

Communications Equipment–0.35%
Palo Alto Networks, Inc.(b)	16,534	2,212,415

Consumer Electronics–3.49%
Sony Corp. (Japan)	584,100	22,258,848

Data Processing & Outsourced Services–5.90%
First Data Corp.–Class A(b)	519,226	9,449,913
Mastercard Inc.–Class A	112,009	13,603,493
Visa Inc.–Class A	155,481	14,581,008
		37,634,414

Environmental & Facilities Services–1.24%
Republic Services, Inc.	123,504	7,870,910

Fertilizers & Agricultural Chemicals–0.43%
Monsanto Co.	23,320	2,760,155

Financial Exchanges & Data–1.54%
London Stock Exchange Group PLC (United Kingdom)	157,182	7,470,513
S&P Global Inc.	16,257	2,373,359
		9,843,872

Health Care Equipment–1.31%
Intuitive Surgical, Inc.(b)	2,845	2,661,127
Stryker Corp.	40,919	5,678,739
		8,339,866

	Shares	Value
Home Entertainment Software–7.20%
Activision Blizzard, Inc.	263,463	$15,167,565
Electronic Arts Inc.(b)	147,802	15,625,627
Nintendo Co., Ltd. (Japan)	45,100	15,109,523
		45,902,715

Home Improvement Retail–3.60%
Lowe’s Cos., Inc.	296,115	22,957,796

Hotels, Resorts & Cruise Lines–2.38%
Royal Caribbean Cruises Ltd.	139,132	15,197,388

Housewares & Specialties–0.71%
Newell Brands, Inc.	84,309	4,520,649

Industrial Gases–0.77%
Air Products and Chemicals, Inc.	34,490	4,934,139

Industrial Machinery–0.78%
Stanley Black & Decker Inc.	35,213	4,955,525

Internet & Direct Marketing Retail–9.06%
Amazon.com, Inc.(b)	46,938	45,435,984
Priceline Group Inc. (The)(b)	6,580	12,308,022
		57,744,006

Internet Software & Services–16.12%
Alibaba Group Holding Ltd.–ADR (China)(b)	159,273	22,441,566
Alphabet Inc.–Class A(b)	48,697	45,272,627
Facebook, Inc.–Class A(b)	232,168	35,052,724
		102,766,917

Investment Banking & Brokerage–1.34%
Charles Schwab Corp. (The)	123,684	5,313,465
Goldman Sachs Group, Inc. (The)	14,647	3,250,169
		8,563,634

Life Sciences Tools & Services–0.63%
Thermo Fisher Scientific, Inc.	23,127	4,034,968

Managed Health Care–2.62%
UnitedHealth Group Inc.	89,925	16,673,894

Oil & Gas Equipment & Services–0.99%
Halliburton Co.	148,087	6,324,796

Oil & Gas Exploration & Production–1.35%
Anadarko Petroleum Corp.	76,422	3,464,974
Parsley Energy, Inc.–Class A(b)	90,784	2,519,256
Pioneer Natural Resources Co.	16,437	2,623,016
		8,607,246

Packaged Foods & Meats–0.76%
Tyson Foods, Inc.–Class A	77,447	4,850,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value
Pharmaceuticals–4.17%
Allergan PLC	54,657	$13,286,570
Eli Lilly and Co.	31,274	2,573,850
Merck & Co., Inc.	82,515	5,288,386
Zoetis Inc.	87,339	5,448,207
		26,597,013

Semiconductors–3.61%
Broadcom Ltd.	75,702	17,642,351
NVIDIA Corp.	36,994	5,347,853
		22,990,204

Soft Drinks–0.90%
Monster Beverage Corp.(b)	115,437	5,734,910

Specialized REIT’s–0.39%
American Tower Corp.–Class A	18,857	2,495,158

Specialty Chemicals–1.63%
Ecolab Inc.	22,753	3,020,461
Sherwin-Williams Co. (The)	21,022	7,377,881
		10,398,342

Systems Software–2.07%
Microsoft Corp.	158,080	10,896,454
ServiceNow, Inc.(b)	21,781	2,308,786
		13,205,240

	Shares	Value
Technology Hardware, Storage & Peripherals–4.63%
Apple Inc.	205,077	$29,535,190

Tobacco–2.98%
Philip Morris International Inc.	161,663	18,987,319

Wireless Telecommunication Services–2.20%
Altice USA, Inc.–Class-A(b)	87,009	2,810,391
Sprint Corp.(b)	1,366,298	11,217,306
		14,027,697
Total Common Stocks & Other Equity Interests (Cost $373,287,926)		635,478,505

Money Market Funds–0.37%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	1,408,287	1,408,287
Treasury Portfolio–Institutional Class, 0.85%(c)	938,858	938,858
Total Money Market Funds (Cost $2,347,145)		2,347,145
TOTAL INVESTMENTS–100.04% (Cost $375,635,071)		637,825,650
OTHER ASSETS LESS LIABILITIES–(0.04)%		(270,141)
NET ASSETS–100.00%		$637,555,509

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Information Technology	42.1%
Consumer Discretionary	23.0
Health Care	14.4
Consumer Staples	4.6
Industrials	4.0
Materials	3.7
Financials	2.9
Energy	2.4
Telecommunication Services	2.2
Real Estate	0.4
Money Market Funds Plus Other Assets Less Liabilities	0.3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $373,287,926)	$635,478,505
Investments in affiliated money market funds, at value and cost	2,347,145
Total investments, at value (Cost $375,635,071)	637,825,650
Foreign currencies, at value (Cost $168,685)	168,243
Receivable for:
Investments sold	622,180
Fund shares sold	8,907
Dividends	472,494
Investment for trustee deferred compensation and retirement plans	370,997
Other assets	387
Total assets	639,468,858

Liabilities:
Payable for:
Fund shares reacquired	1,085,592
Accrued fees to affiliates	349,495
Accrued trustees’ and officers’ fees and benefits	5,351
Accrued other operating expenses	71,643
Trustee deferred compensation and retirement plans	401,268
Total liabilities	1,913,349
Net assets applicable to shares outstanding	$637,555,509

Net assets consist of:
Shares of beneficial interest	$310,750,919
Undistributed net investment income (loss)	(36,791)
Undistributed net realized gain	64,651,592
Net unrealized appreciation	262,189,789
$637,555,509

Net Assets:
Series I	$469,025,166
Series II	$168,530,343

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,419,389
Series II	2,752,784
Series I:
Net asset value per share	$63.22
Series II:
Net asset value per share	$61.22

Investment income:
Dividends (net of foreign withholding taxes of $18,108)	$2,920,314
Dividends from affiliated money market funds (includes securities lending income of $11)	7,834
Total investment income	2,928,148

Expenses:
Advisory fees	2,081,208
Administrative services fees	532,264
Custodian fees	16,194
Distribution fees — Series II	204,300
Transfer agent fees	55,901
Trustees’ and officers’ fees and benefits	13,925
Reports to shareholders	58,854
Professional services fees	29,401
Other	8,395
Total expenses	3,000,442
Less: Fees waived	(1,581)
Net expenses	2,998,861
Net investment income (loss)	(70,713)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	18,674,704
Foreign currencies	1,138
18,675,842
Change in net unrealized appreciation (depreciation) of:
Investment securities	82,135,781
Foreign currencies	(139)
82,135,642
Net realized and unrealized gain	100,811,484
Net increase in net assets resulting from operations	$100,740,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(70,713)	$350,872
Net realized gain	18,675,842	49,357,647
Change in net unrealized appreciation (depreciation)	82,135,642	(39,458,443)
Net increase in net assets resulting from operations	100,740,771	10,250,076

Distributions to shareholders from net realized gains:
Series l	—	(38,558,239)
Series ll	—	(14,444,619)
Total distributions from net realized gains	—	(53,002,858)

Share transactions–net:
Series l	(25,964,894)	(27,715,041)
Series ll	(9,643,547)	(12,325,839)
Net increase (decrease) in net assets resulting from share transactions	(35,608,441)	(40,040,880)
Net increase (decrease) in net assets	65,132,330	(82,793,662)

Net assets:
Beginning of period	572,423,179	655,216,841
End of period (includes undistributed net investment income (loss) of $(36,791) and $33,922, respectively)	$637,555,509	$572,423,179

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

Invesco V.I. American Franchise Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. American Franchise Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations.

The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. American Franchise Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $1,581.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $73,377 for accounting and fund administrative services and was reimbursed $458,887 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $782 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. American Franchise Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended June 30, 2017, there were transfers from Level 2 to Level 1 of $37,368,371, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$628,007,992	$7,470,513	$—	$635,478,505
Money Market Funds	2,347,145	—	—	2,347,145
Total Investments	$630,355,137	$7,470,513	$—	$637,825,650

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

Invesco V.I. American Franchise Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $131,131,569 and $166,763,804, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$259,580,073
Aggregate unrealized (depreciation) of investment securities	(1,911,948)
Net unrealized appreciation of investment securities	$257,668,125

Cost of investments for tax purposes is $380,157,525.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	246,832	$14,684,003	222,257	$12,031,047
Series II	100,767	5,849,470	131,825	6,897,330

Issued as reinvestment of dividends:
Series I	—	—	705,807	38,558,239
Series II	—	—	272,488	14,444,619

Reacquired:
Series I	(681,565)	(40,648,897)	(1,438,141)	(78,304,327)
Series II	(265,941)	(15,493,017)	(636,218)	(33,667,788)
Net increase (decrease) in share activity	(599,907)	$(35,608,441)	(741,982)	$(40,040,880)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gain on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$53.58	$0.01	$9.63	$9.64	$—	$—	$—	$63.22	17.99%	$469,025	0.91	%(d)	0.91	%(d)	0.04	%(d)	21%
Year ended 12/31/16	57.30	0.07	1.33	1.40	—	(5.12)	(5.12)	53.58	2.27	420,824	0.93		0.93		0.12		59
Year ended 12/31/15	54.88	(0.03)	2.76	2.73	—	(0.31)	(0.31)	57.30	5.01	479,298	0.96		0.96		(0.05)		68
Year ended 12/31/14	50.63	(0.09)	4.36	4.27	(0.02)	—	(0.02)	54.88	8.44	541,929	0.92		0.95		(0.17)		64
Year ended 12/31/13	36.28	0.04	14.50	14.54	(0.19)	—	(0.19)	50.63	40.13	580,620	0.90		0.96		0.08		75
Year ended 12/31/12	31.90	0.19	4.19	4.38	—	—	—	36.28	13.73	496,341	0.88		0.98		0.52		190
Series II
Six months ended 06/30/17	51.95	(0.06)	9.33	9.27	—	—	—	61.22	17.84	168,530	1.16	(d)	1.16	(d)	(0.21	)(d)	21
Year ended 12/31/16	55.85	(0.06)	1.28	1.22	—	(5.12)	(5.12)	51.95	2.00	151,599	1.18		1.18		(0.13)		59
Year ended 12/31/15	53.63	(0.16)	2.69	2.53	—	(0.31)	(0.31)	55.85	4.75	175,919	1.21		1.21		(0.30)		68
Year ended 12/31/14	49.58	(0.22)	4.27	4.05	—	—	—	53.63	8.17	199,141	1.17		1.20		(0.42)		64
Year ended 12/31/13	35.55	(0.07)	14.20	14.13	(0.10)	—	(0.10)	49.58	39.79	257,788	1.15		1.21		(0.17)		75
Year ended 12/31/12	31.35	0.10	4.10	4.20	—	—	—	35.55	13.40	224,334	1.13		1.23		0.27		190

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $14,357,093 and sold of $15,173,740 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund into the Fund.

(d) Ratios are annualized and based on average daily net assets (000’s omitted) of $456,820 and $164,794 for Series I and Series II shares, respectively.

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,179.90	$4.92	$1,020.28	$4.56	0.91%
Series II	1,000.00	1,178.20	6.26	1,019.04	5.81	1.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. American Franchise Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund Large-Cap Growth Funds Index. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

Invesco V.I. American Franchise Fund

level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one such mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund.

The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted

that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the

Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. American Franchise Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. American Franchise Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	7,585,055	856,386	884,602	4
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	8,110,711	382,907	832,427	2
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	7,896,322	563,555	866,168	2

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. American Franchise Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. American Value Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIAMVA-SAR-1	07132017 0814

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	1.93%
Series II Shares	1.78
S&P 500 Index▼ (Broad Market Index)	9.34
Russell Midcap Value Index▼ (Style-Specific Index)	5.18
Lipper VUF Mid-Cap Value Funds Index⬛ (Peer Group Index)	5.16

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (1/2/97)	9.72%
10 Years	6.08
5 Years	11.04
1 Year	15.16

Series II Shares
Inception (5/5/03)	10.39%
10 Years	5.90
5 Years	10.75
1 Year	14.83

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Universal Institutional Funds Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above,

for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Value Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.46%
Aerospace & Defense–3.71%
Textron Inc.	303,014	$14,271,959

Application Software–0.46%
Citrix Systems, Inc.(b)	22,408	1,783,229

Automotive Retail–1.79%
Advance Auto Parts, Inc.	59,198	6,901,895

Broadcasting–2.56%
Scripps Networks Interactive Inc.–Class A	144,251	9,853,786

Building Products–2.36%
Johnson Controls International PLC	209,594	9,087,996

Communications Equipment–4.67%
ARRIS International PLC (b)	191,575	5,367,932
Ciena Corp.(b)	503,266	12,591,715
		17,959,647

Construction & Engineering–2.28%
Fluor Corp.	191,803	8,780,741

Diversified Chemicals–3.38%
Eastman Chemical Co.	154,701	12,993,337

Diversified REIT’s–4.50%
Forest City Realty Trust, Inc.–Class A	392,118	9,477,492
Liberty Property Trust	192,149	7,822,386
		17,299,878

Electric Utilities–4.05%
Edison International	97,814	7,648,077
FirstEnergy Corp.	271,597	7,919,768
		15,567,845

Electronic Equipment & Instruments–5.20%
Keysight Technologies, Inc.(b)	315,446	12,280,313
Zebra Technologies Corp.–Class A(b)	76,787	7,718,629
		19,998,942

Environmental & Facilities Services–0.83%
Clean Harbors, Inc.(b)	56,993	3,181,919

Health Care Distributors–2.45%
AmerisourceBergen Corp.	99,882	9,441,845

Health Care Facilities–2.63%
HealthSouth Corp.	208,800	10,105,920

Heavy Electrical Equipment–0.41%
Babcock & Wilcox Enterprises, Inc. (b)	135,019	1,587,823

Hotels, Resorts & Cruise Lines–3.77%
Royal Caribbean Cruises Ltd.	132,853	14,511,533

	Shares	Value
Industrial Machinery–2.06%
Ingersoll-Rand PLC	86,558	$7,910,536

Insurance Brokers–5.90%
Arthur J. Gallagher & Co.	181,073	10,366,429
Willis Towers Watson PLC	84,647	12,312,753
		22,679,182

Investment Banking & Brokerage–2.55%
Stifel Financial Corp.(b)	213,118	9,799,166

IT Consulting & Other Services–1.98%
Teradata Corp.(b)	257,775	7,601,785

Marine–1.99%
Kirby Corp.(b)	114,223	7,635,808

Movies & Entertainment–1.75%
Regal Entertainment Group–Class A	328,065	6,712,210

Oil & Gas Equipment & Services–1.96%
TechnipFMC PLC (United Kingdom)(b)	276,914	7,532,061

Oil & Gas Exploration & Production–4.36%
Devon Energy Corp.	328,469	10,501,154
Marathon Oil Corp.	528,623	6,264,183
		16,765,337

Other Diversified Financial Services–2.62%
Voya Financial, Inc.	273,597	10,092,993

Packaged Foods & Meats–2.31%
Conagra Brands, Inc.	248,111	8,872,449

Pharmaceuticals–2.54%
Mylan N.V.(b)	251,964	9,781,242

Regional Banks–14.10%
Comerica Inc.	202,494	14,830,660
KeyCorp	784,805	14,707,246
Wintrust Financial Corp.	156,431	11,957,586
Zions Bancorp.	289,562	12,714,667
		54,210,159

Specialized REIT’s–2.06%
Life Storage, Inc.	107,020	7,930,182

Specialty Chemicals–1.95%
W.R. Grace & Co.	104,397	7,517,628

Technology Hardware, Storage & Peripherals–2.17%
Diebold Nixdorf, Inc.	297,526	8,330,728

Trucking–1.11%
Ryder System, Inc.	59,390	4,274,892
Total Common Stocks & Other Equity Interests (Cost $312,033,470)		370,974,653

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value
Money Market Funds–2.87%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	6,612,140	$6,612,140
Treasury Portfolio–Institutional Class, 0.85%(c)	4,408,093	4,408,093
Total Money Market Funds (Cost $11,020,233)		11,020,233
TOTAL INVESTMENTS–99.33% (Cost $323,053,703)		381,994,886
OTHER ASSETS LESS LIABILITIES–0.67%		2,592,044
NET ASSETS–100.00%		$384,586,930

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Financials	25.2%
Industrials	14.8
Information Technology	14.5
Consumer Discretionary	9.9
Health Care	7.6
Real Estate	6.6
Energy	6.3
Materials	5.3
Utilities	4.0
Consumer Staples	2.3
Money Market Funds Plus Other Assets Less Liabilities	3.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $312,033,470)	$370,974,653
Investments in affiliated money market funds, at value and cost	11,020,233
Total investments, at value (Cost $323,053,703)	381,994,886
Cash	40,184
Receivable for:
Investments sold	2,441,033
Fund shares sold	330,394
Dividends	529,825
Investment for trustee deferred compensation and retirement plans	54,106
Total assets	385,390,428

Liabilities:
Payable for:
Investments purchased	213,771
Fund shares reacquired	154,902
Accrued fees to affiliates	320,408
Accrued trustees’ and officers’ fees and benefits	5,549
Accrued other operating expenses	46,547
Trustee deferred compensation and retirement plans	62,321
Total liabilities	803,498
Net assets applicable to shares outstanding	$384,586,930

Net assets consist of:
Shares of beneficial interest	$300,668,814
Undistributed net investment income	2,679,008
Undistributed net realized gain	22,297,924
Net unrealized appreciation	58,941,184
$384,586,930

Net Assets:
Series I	$105,675,764
Series II	$278,911,166

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,076,983
Series II	16,212,835
Series I:
Net asset value per share	$17.39
Series II:
Net asset value per share	$17.20

Investment income:
Dividends	$2,481,680
Dividends from affiliated money market funds	40,039
Total investment income	2,521,719

Expenses:
Advisory fees	1,411,285
Administrative services fees	341,331
Custodian fees	9,662
Distribution fees — Series II	352,315
Transfer agent fees	13,928
Trustees’ and officers’ fees and benefits	13,821
Reports to shareholders	38,378
Professional services fees	18,150
Other	2,821
Total expenses	2,201,691
Less: Fees waived	(8,057)
Net expenses	2,193,634
Net investment income	328,085

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	20,242,882
Foreign currencies	3,424
20,246,306
Change in net unrealized appreciation (depreciation) of:
Investment securities	(13,264,355)
Foreign currencies	588
(13,263,767)
Net realized and unrealized gain	6,982,539
Net increase in net assets resulting from operations	$7,310,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$328,085	$2,431,847
Net realized gain	20,246,306	4,201,151
Change in net unrealized appreciation (depreciation)	(13,263,767)	46,182,088
Net increase in net assets resulting from operations	7,310,624	52,815,086

Distributions to shareholders from net investment income:
Series I	—	(412,019)
Series ll	—	(301,616)
Total distributions from net investment income	—	(713,635)

Distributions to shareholders from net realized gains:
Series l	—	(6,365,699)
Series ll	—	(14,638,628)
Total distributions from net realized gains	—	(21,004,327)

Share transactions–net:
Series l	(13,301,445)	(19,286,477)
Series ll	(10,226,614)	52,953,285
Net increase (decrease) in net assets resulting from share transactions	(23,528,059)	33,666,808
Net increase (decrease) in net assets	(16,217,435)	64,763,932

Net assets:
Beginning of period	400,804,365	336,040,433
End of period (includes undistributed net investment income of $2,679,008 and $2,350,923, respectively)	$384,586,930	$400,804,365

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. American Value Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. American Value Fund

E.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.72%
Over $1 billion	0.65%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India)

Invesco V.I. American Value Fund

Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $8,057.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $47,562 for accounting and fund administrative services and was reimbursed $293,769 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $5,096 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided

Invesco V.I. American Value Fund

for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $92,528,511 and $117,040,037, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$70,329,234
Aggregate unrealized (depreciation) of investment securities	(13,422,263)
Net unrealized appreciation of investment securities	$56,906,971

Cost of investments for tax purposes is $325,087,915.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	202,801	$3,530,613	465,190	$7,060,652
Series II	883,986	15,202,580	5,595,826	89,247,325

Issued as reinvestment of dividends:
Series I	—	—	427,077	6,777,718
Series II	—	—	949,793	14,940,244

Reacquired:
Series I	(969,788)	(16,832,058)	(2,060,028)	(33,124,847)
Series II	(1,479,842)	(25,429,194)	(3,266,703)	(51,234,284)
Net increase (decrease) in share activity	(1,362,843)	$(23,528,059)	2,111,155	$33,666,808

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Value Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$17.06	$0.03	$0.30	$0.33	$—	$—	$—	$17.39	1.93%	$105,676	0.94	%(d)	0.94	%(d)	0.35	%(d)	24%
Year ended 12/31/16	15.69	0.13	2.23	2.36	(0.06)	(0.93)	(0.99)	17.06	15.49	116,762	0.97		0.97		0.84		50
Year ended 12/31/15	19.92	0.06	(1.82)	(1.76)	(0.06)	(2.41)	(2.47)	15.69	(9.13)	125,686	0.99		0.99		0.33		26
Year ended 12/31/14	19.89	0.07	1.78	1.85	(0.10)	(1.72)	(1.82)	19.92	9.75	152,938	0.99		1.00		0.32		48
Year ended 12/31/13	14.91	0.07	5.03	5.10	(0.12)	—	(0.12)	19.89	34.27	156,824	0.99		1.00		0.39		42
Year ended 12/31/12	12.81	0.12	2.08	2.20	(0.10)	—	(0.10)	14.91	17.21	131,233	0.99		1.00		0.86		26
Series II
Six months ended 06/30/17	16.90	0.01	0.29	0.30	—	—	—	17.20	1.78	278,911	1.19	(d)	1.19	(d)	0.10	(d)	24
Year ended 12/31/16	15.55	0.09	2.21	2.30	(0.02)	(0.93)	(0.95)	16.90	15.22	284,043	1.22		1.22		0.59		50
Year ended 12/31/15	19.75	0.02	(1.80)	(1.78)	(0.01)	(2.41)	(2.42)	15.55	(9.36)	210,354	1.24		1.24		0.08		26
Year ended 12/31/14	19.73	0.01	1.77	1.78	(0.04)	(1.72)	(1.76)	19.75	9.48	270,908	1.24		1.25		0.07		48
Year ended 12/31/13	14.81	0.03	4.99	5.02	(0.10)	—	(0.10)	19.73	33.93	320,754	1.24		1.25		0.14		42
Year ended 12/31/12	12.74	0.10	2.06	2.16	(0.09)	—	(0.09)	14.81	16.98	220,711	1.17		1.25		0.68		26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $111,084 and $284,188 for Series I and Series II shares, respectively.

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,019.30	$4.71	$1,020.13	$4.71	0.94%
Series II	1,000.00	1,017.80	5.95	1,018.89	5.96	1.19

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. American Value Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. American Value Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mid-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

Invesco V.I. American Value Fund

management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the effective advisory fee rate of one mutual fund advised by Invesco Advisers. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of four mutual funds sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The

Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. American Value Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. American Value Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	14,925,262	1,950,237	1,947,904	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	16,043,246	952,903	1,827,254	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	15,459,181	1,848,327	1,515,895	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. American Value Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Balanced-Risk Allocation Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIBRA-SAR-1	07182017	1235

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	2.20%
Series II Shares	1.96
MSCI World Index▼ (Broad Market Index)	10.66
Custom Invesco V.I. Balanced-Risk Allocation Index⬛ (Style-Specific Index)	7.27
Lipper VUF Absolute Return Funds Classification Average◆ (Peer Group)	3.23

Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco V.I. Balanced-Risk Allocation Index, created by Invesco to serve as a benchmark for Invesco V.I. Balanced-Risk Allocation Fund, is comprised of the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). Prior to May 2, 2011, the index was comprised of the MSCI World Index (65%), the J.P. Morgan GBI Global Index (30%) and the Citi US Three-Month Treasury Bill Index (5%).

The Lipper VUF Absolute Return Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Absolute Return Funds classification.

The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The J.P. Morgan GBI Global Index is a total return, market cap-weighted index that is rebalanced monthly and includes the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the UK and the US.

The Citi US Three-Month Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (1/23/09)	8.81%
5 Years	4.43
1 Year	3.45

Series II Shares
Inception (1/23/09)	8.52%
5 Years	4.17
1 Year	3.25

Series II shares was 1.25% and 1.50%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.13% for Invesco V.I. Balanced-Risk Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.
3	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

June 30, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–16.10%
U.S. Treasury Bills–12.47%(a)
U.S. Treasury Bills(b)	0.62%	07/06/2017	$13,500,000	$13,499,156
U.S. Treasury Bills(b)	0.78%	07/06/2017	9,350,000	9,349,416
U.S. Treasury Bills	0.79%	07/06/2017	8,700,000	8,699,456
U.S. Treasury Bills(b)	0.60%	07/27/2017	15,860,000	15,851,382
U.S. Treasury Bills(b)	0.57%	08/17/2017	3,980,000	3,975,497
U.S. Treasury Bills(b)	0.90%	10/05/2017	32,000,000	31,915,183
U.S. Treasury Bills	1.07%	12/07/2017	16,540,000	16,463,531
U.S. Treasury Bills	1.10%	12/14/2017	5,370,000	5,343,944
U.S. Treasury Bills	1.07%	12/21/2017	12,000,000	11,939,288
U.S. Treasury Bills	1.10%	12/21/2017	30,000,000	29,848,221
				146,885,074

U.S. Treasury Notes–3.63%(c)
U.S. Treasury Floating Rate Notes	1.09%	01/31/2018	19,970,000	20,005,287
U.S. Treasury Floating Rate Notes	1.01%	04/30/2018	17,534,000	17,564,825
U.S. Treasury Floating Rate Notes	0.49%	07/31/2018	5,100,000	5,109,451
				42,679,563
Total U.S. Treasury Securities (Cost $189,488,328)				189,564,637

		Expiration Date
Commodity-Linked Securities–1.70%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2)(d)		08/22/2017	10,470,000	7,481,739
Cargill, Inc., Commodity-Linked Notes, one month USD LIBOR minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(d)		08/07/2017	16,680,000	12,560,803
Total Commodity-Linked Securities (Cost $27,150,000)				20,042,542

			Shares
Money Market Funds–80.54%
Government & Agency Portfolio–Institutional Class, 0.89%(e)			225,629,173	225,629,173
Invesco Government Money Market Fund–Cash Reserve Shares, 0.35%(e)			11,050,213	11,050,213
Invesco V.I. Government Money Market Fund–Series I, 0.61%(e)			16,640,310	16,640,310
Premier U.S. Government Money Portfolio–Institutional Class, 0.86%(e)			125,439,345	125,439,345
STIC (Global Series) PLC — U.S. Dollar Liquidity Portfolio–Institutional Class (Ireland), 1.17%(e)			155,651,587	155,651,587
Treasury Obligations Portfolio–Institutional Class, 0.73%(e)			186,819,610	186,819,610
Treasury Portfolio–Institutional Class, 0.85%(e)			227,172,484	227,172,484
Total Money Market Funds (Cost $948,402,722)			948,402,722
TOTAL INVESTMENTS–98.34% (Cost $1,165,041,050)				1,158,009,901
OTHER ASSETS LESS LIABILITIES–1.66%				19,600,392
NET ASSETS–100.00%				$1,177,610,293

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts(f)
Futures Contracts	Type of Contract			Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Long			297	January-2018	$14,805,450	$(585,499)
Gasoline Reformulated Blendstock Oxygenate Blending	Long			400	August-2017	25,430,160	1,610,840
Heating Oil	Long			134	August-2017	8,346,887	(120,397)
Silver	Long			390	September-2017	32,422,650	133,526
WTI Crude	Long			236	December-2017	11,103,800	(515,834)
Subtotal — Commodity Risk							522,636
Dow Jones EURO STOXX 50 Index	Long			2,430	September-2017	95,224,815	(3,384,939)
E-Mini S&P 500 Index	Long			670	September-2017	81,100,150	(315,523)
FTSE 100 Index	Long			988	September-2017	93,197,982	(2,575,960)
Hang Seng Index	Long			443	July-2017	72,585,046	(145,907)
Russell 2000 Index Mini	Long			940	September-2017	66,472,100	(500,686)
Tokyo Stock Price Index	Long			734	September-2017	105,169,467	1,078,348
Subtotal — Equity Risk							(5,844,667)
Australia 10 Year Bonds	Long			1,790	September-2017	177,846,357	(2,557,787)
Canada 10 Year Bonds	Long			2,142	September-2017	232,145,661	(6,349,418)
Euro Bonds	Long			657	September-2017	121,466,042	(2,042,584)
Japan 10 Year Bonds	Long			9	September-2017	12,012,003	(42,922)
Long Gilt	Long			1,554	September-2017	254,154,597	(4,157,474)
U.S. Treasury Long Bonds	Long			749	September-2017	115,111,938	624,770
Subtotal — Interest Rate Risk							(14,525,415)
Total Futures Contracts							$(19,847,446)

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value(g)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	45,700	October-2017	$21,109,566	$1,014,837
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1719 Excess Return Index	0.45	39,200	July-2017	9,981,233	83,794
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	329,500	April-2018	24,104,309	670,368
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	34,500	July-2017	28,251,591	0
Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	18,900	January-2018	16,422,106	0
Goldman Sachs International	Receive	Goldman Sachs Alpha Basket B823 Excess Return Strategy	0.40	347,500	July-2017	28,465,247	(239,549)
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	54,000	April-2018	9,430,252	460,285
J.P. Morgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	162,500	October-2017	16,629,356	(94,510)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	217,000	December-2017	10,948,041	335,091
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	129,500	June-2018	20,651,106	0
Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	31,500	September-2017	3,383,343	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements–(continued)
Counterparty	Pay/Receive	Reference Entity	Fixed Rate	Number of Contracts	Termination Date	Notional Value(g)		Unrealized Appreciation (Depreciation)
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25%	251,000	August-2017		$11,926,928	$0
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	161,500	October-2017		16,482,334	459,112
Subtotal — Commodity Risk								2,689,428
Goldman Sachs International	Receive	Hang Seng Index Futures	—	154	July-2017		25,232,725	(70,689)
Subtotal — Equity Risk								(70,689)
Macquarie Bank Ltd.	Receive	Macquarie CGB 10 Year Index	0.34	203,000	June-2018	CAD	37,815,348	(806,931)
Subtotal — Interest Rate Risk								(806,931)
Total Swap Agreements								$1,811,808
Investments Abbreviations:

CAD	– Canadian Dollar
CGB	– Canadian Government Bonds
EMTN	– European Medium Term Notes
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Index Information:

Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Monthly Rebalance Commodity Excess Return Index	– a commodity index composed of futures contracts on Cocoa, Coffee ‘C’, Corn, Cotton No.2, Lean Hogs, Live Cattle, Soybean Meal, Soybeal Oil, Soybeans, Sugar No.11 and Wheat.
Barclays Commodity Strategy 1452 Excess Return Index	– a commodity index that provides exposure to futures contracts on Copper.
Barclays Commodity Strategy 1719 Excess Return Index	– a commodity index that provides exposure to futures contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.
Single Commodity Index Excess Return	– a commodity index composed of futures contracts on Gold.
Goldman Sachs Alpha Basket B823 Excess Return Strategy

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee ‘C’, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2017.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2017 was $20,042,542, which represented 1.70% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	Futures contracts collateralized by $9,191,000 cash held with Goldman Sachs & Co., the futures commission merchant.
(g)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

Target Risk Allocation and Notional Asset Weights

By asset class

Asset Class	Risk Allocation*	% of Net Assets as of 06/30/2017**
Equities	43.25%	44.66%
Fixed Income	32.82	77.00
Commodities	23.93	30.15

*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $216,638,328)	$209,607,179
Investments in affiliated money market funds, at value and cost	948,402,722
Total investments, at value (Cost $1,165,041,050)	1,158,009,901
Cash	876,000
Receivable for:
Deposits with brokers	22,530,300
Fund shares sold	1,381,088
Dividends and interest	865,884
Swaps receivable — OTC	9,842
Investment for trustee deferred compensation and retirement plans	98,572
Unrealized appreciation on swap agreements — OTC	3,023,487
Total assets	1,186,795,074

Liabilities:
Payable for:
Fund shares reacquired	426,509
Swaps payable — OTC	991,581
Variation margin — futures	5,133,832
Accrued fees to affiliates	1,191,877
Accrued trustees’ and officers’ fees and benefits	8,332
Accrued other operating expenses	108,887
Trustee deferred compensation and retirement plans	112,084
Unrealized depreciation on swap agreements — OTC	1,211,679
Total liabilities	9,184,781
Net assets applicable to shares outstanding	$1,177,610,293

Net assets consist of:
Shares of beneficial interest	$1,045,816,577
Undistributed net investment income	45,137,381
Undistributed net realized gain	111,723,443
Net unrealized appreciation (depreciation)	(25,067,108)
$1,177,610,293

Net Assets:
Series I	$35,486,411
Series II	$1,142,123,882

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	3,062,199
Series II	99,798,820
Series I:
Net asset value per share	$11.59
Series II:
Net asset value per share	$11.44

Consolidated Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Investment income:
Dividends from affiliated money market funds	$2,938,471
Interest	692,366
Total investment income	3,630,837

Expenses:
Advisory fees	5,384,981
Administrative services fees	1,024,273
Custodian fees	8,095
Distribution fees — Series II	1,432,392
Transfer agent fees	13,061
Trustees’ and officers’ fees and benefits	19,341
Reports to shareholders	105,394
Professional services fees	25,704
Other	9,083
Total expenses	8,022,324
Less: Fees waived	(2,581,414)
Net expenses	5,440,910
Net investment income (loss)	(1,810,073)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,309
Foreign currencies	140,252
Futures contracts	61,261,377
Swap agreements	(6,086,236)
55,316,702
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,775,546)
Foreign currencies	105
Futures contracts	(29,846,034)
Swap agreements	3,390,983
(30,230,492)
Net realized and unrealized gain	25,086,210
Net increase in net assets resulting from operations	$23,276,137

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(1,810,073)	$(5,966,345)
Net realized gain	55,316,702	110,140,284
Change in net unrealized appreciation (depreciation)	(30,230,492)	5,010,818
Net increase in net assets resulting from operations	23,276,137	109,184,757

Distributions to shareholders from net investment income:
Series I	—	(141,115)
Series ll	—	(1,965,605)
Total distributions from net investment income	—	(2,106,720)

Share transactions–net:
Series l	33,653	4,731,130
Series ll	6,047,852	70,235,119
Net increase in net assets resulting from share transactions	6,081,505	74,966,249
Net increase in net assets	29,357,642	182,044,286

Net assets:
Beginning of period	1,148,252,651	966,208,365
End of period (includes undistributed net investment income of $45,137,381 and $46,947,454, respectively)	$1,177,610,293	$1,148,252,651

Consolidated Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

Invesco V.I. Balanced-Risk Allocation Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

Invesco V.I. Balanced-Risk Allocation Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured

Invesco V.I. Balanced-Risk Allocation Fund

securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.91%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”), the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2018, to waive advisory fees and/or reimburse expenses of shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.13% and excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred, but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $2,581,414.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $138,325 for accounting and fund administrative services and was reimbursed $885,948 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$189,564,637	$—	$189,564,637
Commodity-Linked Securities	—	20,042,542	—	20,042,542
Money Market Funds	948,402,722	—	—	948,402,722
	948,402,722	209,607,179	—	1,158,009,901
Futures Contracts*	(19,847,446)	—	—	(19,847,446)
Swap Agreements*	—	1,811,808	—	1,811,808
Total Investments	$928,555,276	$211,418,987	$—	$1,139,974,263

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Derivative Assets	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$1,744,366	$1,078,348	$624,770	$3,447,484
Unrealized appreciation on swap agreements — OTC	3,023,487	—	—	3,023,487
Total Derivative Assets	4,767,853	1,078,348	624,770	6,470,971
Derivatives not subject to master netting agreements	(1,744,366)	(1,078,348)	(624,770)	(3,447,484)
Total Derivative Assets subject to master netting agreements	$3,023,487	$—	$—	$3,023,487

Derivative Liabilities	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(1,221,730)	$(6,923,015)	$(15,150,185)	$(23,294,930)
Unrealized depreciation on swap agreements — OTC	(334,059)	(70,689)	(806,931)	(1,211,679)
Total Derivative Liabilities	(1,555,789)	(6,993,704)	(15,957,116)	(24,506,609)
Derivatives not subject to master netting agreements	1,221,730	6,923,015	15,150,185	23,294,930
Total Derivative Liabilities subject to master netting agreements	$(334,059)	$(70,689)	$(806,931)	$(1,211,679)

(a)	Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

Invesco V.I. Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/ Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Fund
Goldman Sachs International	$—	$(71,716)	$(71,716)	$—	$—	$(71,716)
Macquarie Bank Ltd.	—	(808,271)	(808,271)	—	370,000	(438,271)
Subtotal — Fund	—	(879,987)	(879,987)	—	370,000	(509,987)
Subsidiary
Barclays Bank PLC	1,098,631	(8,067)	1,090,564	—	—	1,090,564
Canadian Imperial Bank of Commerce	679,927	(14,807)	665,120	—	—	665,120
Cargill, Inc.	—	(668,355)	(668,355)	—	668,355	—
Goldman Sachs International	283	(248,205)	(247,922)	—	247,922	—
J.P. Morgan Chase Bank, N.A.	460,285	(95,461)	364,824	—	—	364,824
Macquarie Bank Ltd.	335,091	(450)	334,641	—	—	334,641
Merrill Lynch International	—	(285,354)	(285,354)	—	285,354	—
Morgan Stanley Capital Services LLC	459,112	(2,574)	456,538	—	(260,000)	196,538
Subtotal — Subsidiary	3,033,329	(1,323,273)	1,710,056	—	941,631	2,651,687
Total	$3,033,329	$(2,203,260)	$830,069	$—	$1,311,631	$2,141,700

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$(12,607,160)	$49,266,316	$24,602,221	$61,261,377
Swap agreements	(9,977,304)	3,513,373	377,695	(6,086,236)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(2,249,797)	(12,501,668)	(15,094,569)	(29,846,034)
Swap agreements	4,546,648	(348,734)	(806,931)	3,390,983
Total	$(20,287,613)	$39,929,287	$9,078,416	$28,720,090

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$1,407,007,700	$274,789,621

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 8—Investment Securities

There were no securities purchased or sold by the Fund during the six months ended June 30, 2017. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$87,571
Aggregate unrealized (depreciation) of investment securities	(7,118,720)
Net unrealized appreciation (depreciation) of investment securities	$(7,031,149)

Cost of investments is the same for financial reporting and tax purposes.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	107,635	$1,250,327	2,079,260	$23,038,972
Series II	8,005,187	91,768,555	20,137,979	220,328,126

Issued as reinvestment of dividends:
Series I	—	—	12,271	141,114
Series II	—	—	172,876	1,965,605

Reacquired:
Series I	(104,655)	(1,216,674)	(1,664,871)	(18,448,956)
Series II	(7,453,229)	(85,720,703)	(14,209,711)	(152,058,612)
Net increase in share activity	554,938	$6,081,505	6,527,804	$74,966,249

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 84% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six Months ended 06/30/17	$11.35	$(0.00)	$0.24	$0.24	$—	$—	$—	$11.59	2.11%	$35,486	0.68	%(d)(e)	1.12	%(d)	(0.07	)%(d)	0%
Year ended 12/31/16	10.20	(0.04)	1.24	1.20	(0.05)	—	(0.05)	11.35	11.74	34,714	0.67	(e)	1.12		(0.33)		120
Year ended 12/31/15	12.30	(0.07)	(0.44)	(0.51)	(0.52)	(1.07)	(1.59)	10.20	(4.10)	26,854	0.69		1.15		(0.61)		44
Year ended 12/31/14	12.30	(0.08)	0.80	0.72	—	(0.72)	(0.72)	12.30	5.91	11,397	0.69	(e)	1.11		(0.65)		60
Year ended 12/31/13	12.65	(0.08)	0.30	0.22	(0.21)	(0.36)	(0.57)	12.30	1.70	8,821	0.70		1.11		(0.65)		76
Year ended 12/31/12	11.53	(0.07)	1.34	1.27	(0.11)	(0.04)	(0.15)	12.65	10.98	10,354	0.70	(e)	1.15		(0.59)		188
Series II
Six Months ended 06/30/17	11.22	(0.02)	0.24	0.22	—	—	—	11.44	1.96	1,142,124	0.93	(d)(e)	1.37	(d)	(0.32	)(d)	0
Year ended 12/31/16	10.08	(0.06)	1.22	1.16	(0.02)	—	(0.02)	11.22	11.51	1,113,539	0.92	(e)	1.37		(0.58)		120
Year ended 12/31/15	12.17	(0.10)	(0.44)	(0.54)	(0.48)	(1.07)	(1.55)	10.08	(4.40)	939,354	0.94		1.40		(0.86)		44
Year ended 12/31/14	12.21	(0.12)	0.80	0.68	—	(0.72)	(0.72)	12.17	5.62	1,002,835	0.94	(e)	1.36		(0.90)		60
Year ended 12/31/13	12.57	(0.11)	0.30	0.19	(0.19)	(0.36)	(0.55)	12.21	1.50	1,369,485	0.95		1.36		(0.90)		76
Year ended 12/31/12	11.49	(0.10)	1.32	1.22	(0.10)	(0.04)	(0.14)	12.57	10.64	1,343,806	0.95	(e)	1.40		(0.84)		188

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $35,643 and $1,155,410 for Series I and Series II shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.13%, 0.12%, 0.09% and 0.02% for the six months ended June 30, 2017 and the years ended December 31, 2016, 2014 and 2012, respectively.

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,022.00	$3.41	$1,021.42	$3.41	0.68%
Series II	1,000.00	1,019.60	4.66	1,020.18	4.66	0.93

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Balanced-Risk Allocation Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one year period and that no comparative quintile information was available for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board also noted that there was no comparative Index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the

Invesco V.I. Balanced-Risk Allocation Fund

Fund was at the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and its affiliates do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

Invesco V.I. Balanced-Risk Allocation Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Balanced-Risk Allocation Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	76,813,634	9,687,407	11,953,609	1
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	81,262,167	6,294,845	10,897,638	1
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	78,582,528	8,693,577	11,178,546	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Balanced Risk Allocation Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. Comstock Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VICOM-SAR-1	07132017 0815

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	3.43%
Series II Shares	3.28
S&P 500 Index▼ (Broad Market Index)	9.34
Russell 1000 Value Index▼ (Style-Specific Index)	4.66
Lipper VUF Large-Cap Value Funds Index⬛ (Peer Group Index)	5.66

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (4/30/99)	6.93%
10 Years	5.81
5 Years	13.22
1 Year	21.45

Series II Shares
Inception (9/18/00)	6.96%
10 Years	5.55
5 Years	12.93
1 Year	21.17

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.79% and 1.04%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

     Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

Invesco V.I. Comstock Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.04%
Aerospace & Defense–1.95%
Arconic Inc.	501,935	$11,368,820
Textron Inc.	516,399	24,322,393
		35,691,213

Aluminum–0.32%
Alcoa Corp.	181,527	5,926,857

Asset Management & Custody Banks–3.37%
Bank of New York Mellon Corp. (The)	610,796	31,162,812
State Street Corp.	337,916	30,321,203
		61,484,015

Automobile Manufacturers–1.99%
General Motors Co.	1,038,591	36,277,984

Automotive Retail–0.98%
Advance Auto Parts, Inc.	154,149	17,972,232

Biotechnology–2.44%
AbbVie Inc.	192,905	13,987,542
Biogen Inc.(b)	60,918	16,530,708
Gilead Sciences, Inc.	198,825	14,072,834
		44,591,084

Broadcasting–0.59%
CBS Corp.–Class B	168,950	10,775,631

Building Products–1.42%
Johnson Controls International PLC	596,403	25,860,034

Cable & Satellite–1.16%
Charter Communications, Inc.–Class A(b)	25,918	8,730,478
Comcast Corp.–Class A	322,238	12,541,503
		21,271,981

Communications Equipment–2.53%
Cisco Systems, Inc.	1,477,724	46,252,761

Construction Machinery & Heavy Trucks–1.84%
Caterpillar Inc.	313,051	33,640,460

Consumer Finance–1.40%
Ally Financial Inc.	1,219,737	25,492,503

Data Processing & Outsourced Services–1.16%
PayPal Holdings, Inc.(b)	393,318	21,109,377

Diversified Banks–16.95%
Bank of America Corp.	3,432,313	83,267,913
Citigroup Inc.	1,657,707	110,867,444
JPMorgan Chase & Co.	790,044	72,210,022
U.S. Bancorp	140,205	7,279,444
Wells Fargo & Co.	647,772	35,893,046
		309,517,869

	Shares	Value
Drug Retail–0.89%
CVS Health Corp.	201,835	$16,239,644

Electric Utilities–0.59%
FirstEnergy Corp.	371,860	10,843,438

Electrical Components & Equipment–2.39%
Eaton Corp. PLC	396,304	30,844,340
Emerson Electric Co.	214,283	12,775,553
		43,619,893

Fertilizers & Agricultural Chemicals–0.66%
CF Industries Holdings, Inc.	429,469	12,007,953

Health Care Distributors–1.10%
Cardinal Health, Inc.	102,012	7,948,775
McKesson Corp.	74,242	12,215,779
		20,164,554

Health Care Equipment–0.82%
Medtronic PLC	169,607	15,052,621

Hotels, Resorts & Cruise Lines–3.31%
Carnival Corp.	922,585	60,493,898

Hypermarkets & Super Centers–1.06%
Wal-Mart Stores, Inc.	256,891	19,441,511

Industrial Conglomerates–1.11%
General Electric Co.	747,321	20,185,140

Industrial Machinery–0.67%
Ingersoll-Rand PLC	133,661	12,215,279

Integrated Oil & Gas–8.26%
BP PLC–ADR (United Kingdom)	873,530	30,267,815
Chevron Corp.	295,592	30,839,113
Occidental Petroleum Corp.	243,628	14,586,008
Royal Dutch Shell PLC–Class A–ADR (United Kingdom)	664,760	35,358,584
Suncor Energy, Inc. (Canada)	1,363,682	39,819,515
		150,871,035

Internet Software & Services–2.01%
Altaba Inc.(b)	135,380	7,375,503
eBay Inc.(b)	837,636	29,250,249
		36,625,752

Investment Banking & Brokerage–3.13%
Goldman Sachs Group, Inc. (The)	89,113	19,774,175
Morgan Stanley	838,321	37,355,584
		57,129,759

IT Consulting & Other Services–0.68%
Cognizant Technology Solutions Corp.–Class A	185,856	12,340,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Shares	Value
Life & Health Insurance–2.65%
Aflac, Inc.	128,421	$9,975,743
MetLife, Inc.	699,489	38,429,926
		48,405,669

Managed Health Care–1.36%
Anthem, Inc.	132,334	24,895,995

Movies & Entertainment–1.06%
Twenty-First Century Fox, Inc.–Class B	691,909	19,283,504

Multi-Line Insurance–1.51%
American International Group, Inc.	441,023	27,572,758

Oil & Gas Equipment & Services–0.90%
Halliburton Co.	384,276	16,412,428

Oil & Gas Exploration & Production–4.59%
Canadian Natural Resources Ltd. (Canada)	525,822	15,172,348
Devon Energy Corp.	672,329	21,494,358
Hess Corp.	468,561	20,555,771
Marathon Oil Corp.	1,473,753	17,463,973
QEP Resources Inc.(b)	912,482	9,216,068
		83,902,518

Packaged Foods & Meats–1.05%
Danone S.A. (France)	189,422	14,237,884
Mondelez International, Inc.–Class A	114,221	4,933,205
		19,171,089

Paper Packaging–0.96%
International Paper Co.	309,383	17,514,172

Personal Products–0.67%
Unilever N.V.–New York Shares (United Kingdom)	220,427	12,183,000

Pharmaceuticals–6.68%
Merck & Co., Inc.	343,140	21,991,843
Mylan N.V.(b)	459,792	17,849,125
Novartis AG (Switzerland)	204,158	17,048,134

	Shares	Value
Pharmaceuticals–(continued)
Pfizer Inc.	1,031,981	$34,664,242
Sanofi -ADR (France)	636,237	30,482,115
		122,035,459

Property & Casualty Insurance–1.44%
Allstate Corp. (The)	298,378	26,388,550

Regional Banks–5.49%
Citizens Financial Group, Inc.	589,375	21,028,900
Fifth Third Bancorp	1,252,798	32,522,636
KeyCorp	414,783	7,773,033
PNC Financial Services Group, Inc. (The)	312,666	39,042,604
		100,367,173

Semiconductors–1.47%
Intel Corp.	606,090	20,449,476
QUALCOMM Inc.	115,853	6,397,403
		26,846,879

Systems Software–1.58%
Microsoft Corp.	419,134	28,890,907

Technology Hardware, Storage & Peripherals–1.12%
NetApp, Inc.	510,658	20,451,853

Wireless Telecommunication Services–0.73%
Vodafone Group PLC (United Kingdom)	4,712,406	13,364,783
Total Common Stocks & Other Equity Interests (Cost $1,514,390,514)		1,790,782,053

Money Market Funds–2.05%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	22,441,256	22,441,256
Treasury Portfolio–Institutional Class, 0.85%(c)	14,960,838	14,960,838
Total Money Market Funds (Cost $37,402,094)		37,402,094
TOTAL INVESTMENTS–100.09% (Cost $1,551,792,608)		1,828,184,147
OTHER ASSETS LESS LIABILITIES–(0.09)%		(1,606,195)
NET ASSETS–100.00%		$1,826,577,952

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Financials	35.9%
Energy	13.8
Health Care	12.4
Information Technology	10.5
Industrials	9.4
Consumer Discretionary	9.1
Consumer Staples	3.7
Materials	1.9
Telecommunication Services	0.7
Utilities	0.6
Money Market Funds Plus Other Assets Less Liabilities	2.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $1,514,390,514)	$1,790,782,053
Investments in affiliated money market funds, at value and cost	37,402,094
Total investments, at value (Cost $1,551,792,608)	1,828,184,147
Cash	853,367
Foreign currencies, at value (Cost $1,221)	176
Receivable for:
Fund shares sold	6,283,037
Dividends	2,234,252
Investment for trustee deferred compensation and retirement plans	199,043
Total assets	1,837,754,022

Liabilities:
Payable for:
Investments purchased	4,145,955
Fund shares reacquired	640,600
Accrued fees to affiliates	1,642,095
Accrued trustees’ and officers’ fees and benefits	9,883
Accrued other operating expenses	83,590
Trustee deferred compensation and retirement plans	226,119
Unrealized depreciation on forward foreign currency contracts outstanding	4,427,828
Total liabilities	11,176,070
Net assets applicable to shares outstanding	$1,826,577,952

Net assets consist of:
Shares of beneficial interest	$1,387,662,074
Undistributed net investment income	49,315,880
Undistributed net realized gain	117,625,992
Net unrealized appreciation	271,974,006
$1,826,577,952

Net Assets:
Series I	$250,499,871
Series II	$1,576,078,081

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	12,960,887
Series II	81,957,802
Series I:
Net asset value per share	$19.33
Series II:
Net asset value per share	$19.23

Investment income:
Dividends (net of foreign withholding taxes of $593,797)	$21,761,472
Dividends from affiliated money market funds	150,906
Total investment income	21,912,378

Expenses:
Advisory fees	5,264,307
Administrative services fees	1,571,558
Custodian fees	7,993
Distribution fees — Series II	2,023,906
Transfer agent fees	5,030
Trustees’ and officers’ fees and benefits	23,463
Reports to shareholders	171,295
Professional services fees	6,142
Other	3,580
Total expenses	9,077,274
Less: Fees waived	(26,791)
Net expenses	9,050,483
Net investment income	12,861,895

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	44,584,650
Foreign currencies	33,636
Forward foreign currency contracts	(2,152,167)
42,466,119
Change in net unrealized appreciation (depreciation) of:
Investment securities	12,569,290
Foreign currencies	16,070
Forward foreign currency contracts	(7,415,186)
5,170,174
Net realized and unrealized gain	47,636,293
Net increase in net assets resulting from operations	$60,498,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$12,861,895	$36,500,553
Net realized gain	42,466,119	78,523,600
Change in net unrealized appreciation	5,170,174	178,667,857
Net increase in net assets resulting from operations	60,498,188	293,692,010

Distributions to shareholders from net investment income:
Series I	—	(3,755,275)
Series ll	—	(21,043,734)
Total distributions from net investment income	—	(24,799,009)

Distributions to shareholders from net realized gains:
Series l	—	(18,737,448)
Series ll	—	(126,507,707)
Total distributions from net realized gains	—	(145,245,155)

Share transactions-net:
Series l	(14,115,839)	(92,188,106)
Series ll	(155,652,735)	22,299,020
Net increase (decrease) in net assets resulting from share transactions	(169,768,574)	(69,889,086)
Net increase (decrease) in net assets	(109,270,386)	53,758,760

Net assets:
Beginning of period	1,935,848,338	1,882,089,578
End of period (includes undistributed net investment income of $49,315,880 and $36,453,985, respectively)	$1,826,577,952	$1,935,848,338

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Comstock Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Comstock Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

Invesco V.I. Comstock Fund

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $26,791.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $198,362 for accounting and fund administrative services and was reimbursed $1,373,196 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $29,099 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Comstock Fund

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$1,773,733,919	$17,048,134	$—	$1,790,782,053
Money Market Securities	37,402,094	—	—	37,402,094
	1,811,136,013	17,048,134	—	1,828,184,147
Forward Foreign Currency Contracts*	—	(4,427,828)	—	(4,427,828)
Total Investments	$1,811,136,013	$12,620,306	$—	$1,823,756,319

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
08/04/17	Barclays Bank PLC	CAD	15,504,276	USD	11,693,107	$11,963,530	$(270,423)
08/04/17	Barclays Bank PLC	CHF	3,435,358	USD	3,533,355	3,590,876	(57,521)
08/04/17	Barclays Bank PLC	EUR	16,816,490	USD	18,777,797	19,244,121	(466,324)
08/04/17	Barclays Bank PLC	GBP	7,481,124	USD	9,454,345	9,755,253	(300,908)
08/04/17	CIBC World Markets Corp.	CAD	15,504,114	USD	11,688,824	11,963,405	(274,581)
08/04/17	CIBC World Markets Corp.	CHF	3,435,358	USD	3,533,991	3,590,876	(56,885)
08/04/17	CIBC World Markets Corp.	EUR	16,816,490	USD	18,777,292	19,244,121	(466,829)
08/04/17	CIBC World Markets Corp.	GBP	7,479,826	USD	9,464,037	9,753,561	(289,524)
08/04/17	Goldman Sachs International	CAD	15,504,276	USD	11,688,197	11,963,530	(275,333)
08/04/17	Goldman Sachs International	CHF	3,435,358	USD	3,535,410	3,590,876	(55,466)
08/04/17	Goldman Sachs International	EUR	19,149,172	USD	21,375,171	21,913,549	(538,378)
08/04/17	Goldman Sachs International	GBP	7,479,826	USD	9,464,523	9,753,561	(289,038)
08/04/17	RBC Capital Markets Corp.	CAD	15,504,276	USD	11,693,045	11,963,530	(270,485)
08/04/17	RBC Capital Markets Corp.	CHF	3,437,843	USD	3,536,981	3,593,474	(56,493)
08/04/17	RBC Capital Markets Corp.	EUR	18,444,512	USD	20,639,517	21,107,165	(467,648)
08/04/17	RBC Capital Markets Corp.	GBP	7,479,826	USD	9,461,569	9,753,561	(291,992)
Total Open Forward Foreign Currency Contracts — Currency Risk							$(4,427,828)

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(4,427,828)
Derivatives not subject to master netting agreements	—
Total derivative liabilities subject to master netting agreements	$(4,427,828)

Invesco V.I. Comstock Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash
Barclays Bank PLC	$—	$(1,095,176)	$(1,095,176)	$—	$—	$(1,095,176)
CIBC World Markets Corp.	—	(1,087,819)	(1,087,819)	—	—	(1,087,819)
Goldman Sachs International	—	(1,158,215)	(1,158,215)	—	—	(1,158,215)
RBC Capital Markets Corp.	—	(1,086,618)	(1,086,618)	—	—	(1,086,618)
Total	$—	$(4,427,828)	$(4,427,828)	$—	$—	$(4,427,828)

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(2,152,167)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(7,415,186)
Total	$(9,567,353)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$171,299,520

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

Invesco V.I. Comstock Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $139,037,164 and $339,993,571, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$391,228,782
Aggregate unrealized (depreciation) of investment securities	(115,424,367)
Net unrealized appreciation of investment securities	$275,804,415

Cost of investments for tax purposes is $1,552,379,732.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	348,662	$6,676,823	1,383,440	$23,426,576
Series II	2,157,232	41,006,960	9,559,621	166,299,943

Issued as reinvestment of dividends:
Series I	—	—	1,332,508	22,492,723
Series II	—	—	8,772,380	147,551,441

Reacquired:
Series I	(1,092,084)	(20,792,662)	(7,929,844)	(138,107,405)
Series II	(10,434,974)	(196,659,695)	(16,614,390)	(291,552,364)
Net increase (decrease) in share activity	(9,021,164)	$(169,768,574)	(3,496,285)	$(69,889,086)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Comstock Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(C)
Series I
Six months ended 06/30/17	$18.69	$0.15	$0.49	$0.64	$—	$—	$—	$19.33	3.43%	$250,500	0.75	%(d)	0.75	%(d)	1.59	%(d)	8%
Year ended 12/31/16	17.57	0.38	2.47	2.85	(0.29)	(1.44)	(1.73)	18.69	17.30	256,080	0.77		0.78		2.20		21
Year ended 12/31/15	19.16	0.28	(1.45)	(1.17)	(0.37)	(0.05)	(0.42)	17.57	(5.98)	332,411	0.78		0.83		1.52		16
Year ended 12/31/14	17.75	0.32	1.34	1.66	(0.25)	—	(0.25)	19.16	9.39	338,159	0.78		0.83		1.73		19
Year ended 12/31/13	13.27	0.22	4.53	4.75	(0.27)	—	(0.27)	17.75	35.97	311,837	0.76		0.84		1.36		11
Year ended 12/31/12	11.32	0.23	1.94	2.17	(0.22)	—	(0.22)	13.27	19.23	250,995	0.67		0.85		1.81		14
Series II
Six months ended 06/30/17	18.62	0.13	0.48	0.61	—	—	—	19.23	3.28	1,576,078	1.00	(d)	1.00	(d)	1.34	(d)	8
Year ended 12/31/16	17.51	0.34	2.45	2.79	(0.24)	(1.44)	(1.68)	18.62	16.99	1,679,769	1.02		1.03		1.95		21
Year ended 12/31/15	19.08	0.24	(1.44)	(1.20)	(0.32)	(0.05)	(0.37)	17.51	(6.19)	1,549,679	1.03		1.08		1.27		16
Year ended 12/31/14	17.68	0.27	1.33	1.60	(0.20)	—	(0.20)	19.08	9.10	1,840,794	1.03		1.08		1.48		19
Year ended 12/31/13	13.22	0.17	4.52	4.69	(0.23)	—	(0.23)	17.68	35.65	1,916,026	1.01		1.09		1.11		11
Year ended 12/31/12	11.28	0.19	1.94	2.13	(0.19)	—	(0.19)	13.22	18.92	1,640,627	0.92		1.10		1.56		14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $252,161 and $1,632,543 for Series I and Series II shares, respectively.

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,034.30	$3.78	$1,021.08	$3.76	0.75%
Series II	1,000.00	1,032.80	5.04	1,019.84	5.01	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Comstock Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

Invesco V.I. Comstock Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one such mutual fund and below the rate of an offshore fund advised by Invesco Advisers using a similar investment process. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of seven mutual funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco

Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board;

and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Comstock Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Comstock Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	85,993,885	9,431,945	8,863,256	1
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	90,343,080	5,331,419	8,614,588	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	88,656,942	6,717,199	8,914,944	2

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Comstock Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VICEQ-SAR-1	07182017 1221

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	7.78%
Series II Shares	7.62
S&P 500 Index▼ (Broad Market Index)	9.34
Russell 1000 Index▼ (Style-Specific Index)	9.27
Lipper VUF Large-Cap Core Funds Index⬛ (Peer Group Index)	9.87

Source(s):▼ FactSet Research Systems Inc.;⬛Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares

Inception (5/2/94)	8.10%
10 Years	5.66
5 Years	11.05
1 Year	13.77

Series II Shares
Inception (10/24/01)	6.61%
10 Years	5.39
5 Years	10.77
1 Year	13.47

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.82% and 1.07%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.83% and 1.08%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–89.58%
Advertising–1.97%
Publicis Groupe S.A. (France)	327,580	$24,541,834

Aerospace & Defense–2.62%
General Dynamics Corp.	84,413	16,722,216
United Technologies Corp.	130,157	15,893,471
		32,615,687

Air Freight & Logistics–1.03%
United Parcel Service, Inc.–Class B	115,608	12,785,089

Apparel, Accessories & Luxury Goods–3.14%
Hanesbrands, Inc.	745,549	17,266,915
LVMH Moet Hennessy Louis Vuitton S.E. (France)	87,325	21,906,523
		39,173,438

Asset Management & Custody Banks–1.07%
Northern Trust Corp.	137,798	13,395,344

Auto Parts & Equipment–2.31%
Delphi Automotive PLC	328,442	28,787,941

Biotechnology–5.01%
Biogen Inc.(b)	65,159	17,681,546
Celgene Corp.(b)	202,851	26,344,259
Shire PLC–ADR	111,687	18,458,511
		62,484,316

Building Products–1.57%
Johnson Controls International PLC	451,103	19,559,826

Cable & Satellite–2.59%
Comcast Corp.–Class A	830,414	32,319,713

Communications Equipment–0.08%
F5 Networks, Inc.(b)	8,158	1,036,556

Consumer Finance–2.11%
American Express Co.	311,605	26,249,605

Data Processing & Outsourced Services–1.01%
Mastercard Inc.–Class A	103,525	12,573,111

Distillers & Vintners–2.08%
Diageo PLC (United Kingdom)	876,005	25,882,512

Diversified Banks–2.66%
Svenska Handelsbanken AB– Class A (Sweden)	1,083,043	15,549,433
U.S. Bancorp	339,779	17,641,326
		33,190,759

Drug Retail–1.67%
Walgreens Boots Alliance, Inc.	266,207	20,846,670

	Shares	Value
Electric Utilities–1.03%
Duke Energy Corp.	153,434	$12,825,548

Electronic Manufacturing Services–1.33%
TE Connectivity Ltd.	210,172	16,536,333

Health Care Facilities–1.63%
HCA Healthcare, Inc.(b)	232,957	20,313,850

Health Care Supplies–1.03%
DENTSPLY SIRONA Inc.	198,220	12,852,585

Home Improvement Retail–1.44%
Home Depot, Inc. (The)	116,693	17,900,706

Household Appliances–1.07%
Whirlpool Corp.	69,531	13,323,530

Housewares & Specialties–2.00%
Newell Brands, Inc.	464,687	24,916,517

Industrial Conglomerates–0.96%
General Electric Co.	440,892	11,908,493

Industrial Gases–1.10%
Air Liquide S.A. (France)	110,803	13,769,786

Industrial Machinery–3.06%
Illinois Tool Works Inc.	92,249	13,214,669
Stanley Black & Decker Inc.	176,879	24,892,182
		38,106,851

Insurance Brokers–1.59%
Marsh & McLennan Cos., Inc.	254,504	19,841,132

Integrated Oil & Gas–1.31%
Suncor Energy, Inc. (Canada)	560,524	16,367,301

Internet & Direct Marketing Retail–1.14%
Priceline Group Inc. (The)(b)	7,621	14,255,233

Internet Software & Services–4.24%
Alphabet Inc.–Class C(b)	37,523	34,098,276
eBay Inc.(b)	536,396	18,730,948
		52,829,224

IT Consulting & Other Services–3.88%
Cognizant Technology Solutions Corp.–Class A	450,556	29,916,918
International Business Machines Corp.	120,207	18,491,443
		48,408,361

Life & Health Insurance–2.51%
AIA Group Ltd. (Hong Kong)	4,279,400	31,269,903

Life Sciences Tools & Services–1.75%
Thermo Fisher Scientific, Inc.	124,769	21,768,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value
Movies & Entertainment–1.55%
Time Warner Inc.	192,540	$19,332,941

Multi-Sector Holdings–1.76%
Berkshire Hathaway Inc.–Class A(b)	86	21,904,200

Oil & Gas Equipment & Services–3.15%
Halliburton Co.	349,347	14,920,610
Schlumberger Ltd.	115,295	7,591,023
Tenaris S.A.–ADR (Luxembourg)	536,075	16,693,376
		39,205,009

Oil & Gas Exploration & Production–2.42%
Concho Resources Inc.(b)	142,421	17,308,424
Range Resources Corp.	554,622	12,850,592
		30,159,016

Pharmaceuticals–3.68%
Allergan PLC	113,648	27,626,692
Merck & Co., Inc.	284,226	18,216,045
		45,842,737

Property & Casualty Insurance–2.72%
Progressive Corp. (The)	769,202	33,914,116

Regional Banks–1.35%
First Republic Bank	168,732	16,890,073

Retail REITs–0.93%
GGP Inc.	490,468	11,555,426

	Shares	Value
Semiconductors–4.56%
Analog Devices, Inc.	225,796	$17,566,929
QUALCOMM Inc.	272,493	15,047,064
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3,559,823	24,284,835
		56,898,828

Systems Software–4.23%
Microsoft Corp.	289,636	19,964,610
Oracle Corp.	653,501	32,766,540
		52,731,150

Wireless Telecommunication Services–1.24%
Vodafone Group PLC–ADR (United Kingdom)	540,167	15,518,998
Total Common Stocks & Other Equity Interests (Cost $865,041,562)		1,116,588,695

Money Market Funds–8.84%
Government & Agency Portfolio– Institutional Class, 0.89%(c)	66,127,167	66,127,167
Treasury Portfolio–Institutional Class, 0.85%(c)	44,084,778	44,084,778
Total Money Market Funds (Cost $110,211,945)		110,211,945
TOTAL INVESTMENTS–98.42% (Cost $975,253,507)		1,226,800,640
OTHER ASSETS LESS LIABILITIES–1.58%		19,655,261
NET ASSETS–100.00%		$1,246,455,901

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Information Technology	19.3%
Consumer Discretionary	17.2
Financials	15.8
Health Care	13.1
Industrials	9.2
Energy	6.9
Consumer Staples	3.8
Telecommunication Services	1.3
Materials	1.1
Utilities	1.0
Real Estate	0.9
Money Market Funds Plus Other Assets Less Liabilities	10.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $865,041,562)	$1,116,588,695
Investments in affiliated money market funds, at value and cost	110,211,945
Total investments, at value (Cost $975,253,507)	1,226,800,640
Foreign currencies, at value (Cost $18,329,706)	18,749,171
Receivable for:
Fund shares sold	30,397
Dividends	2,665,994
Investment for trustee deferred compensation and retirement plans	443,191
Other assets	191
Total assets	1,248,689,584

Liabilities:
Payable for:
Fund shares reacquired	1,037,086
Accrued fees to affiliates	559,439
Accrued trustees’ and officers’ fees and benefits	7,047
Accrued other operating expenses	135,985
Trustee deferred compensation and retirement plans	494,126
Total liabilities	2,233,683
Net assets applicable to shares outstanding	$1,246,455,901

Net assets consist of:
Shares of beneficial interest	$857,451,927
Undistributed net investment income	18,275,735
Undistributed net realized gain	118,763,942
Net unrealized appreciation	251,964,297
$1,246,455,901

Net Assets:
Series I	$1,061,467,423
Series II	$184,988,478

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	28,482,207
Series II	5,039,510
Series I:
Net asset value per share	$37.27
Series II:
Net asset value per share	$36.71

Investment income:
Dividends (net of foreign withholding taxes of $664,707)	$11,204,213
Dividends from affiliated money market funds	424,847
Total investment income	11,629,060

Expenses:
Advisory fees	3,748,592
Administrative services fees	994,503
Custodian fees	65,351
Distribution fees — Series II	228,683
Transfer agent fees	45,218
Trustees’ and officers’ fees and benefits	18,218
Reports to shareholders	117,775
Professional services fees	32,043
Other	12,638
Total expenses	5,263,021
Less: Fees waived	(84,165)
Net expenses	5,178,856
Net investment income	6,450,204

Realized and unrealized gain from:
Net realized gain from:
Investment securities	58,354,720
Foreign currencies	161,869
58,516,589
Change in net unrealized appreciation of:
Investment securities	26,937,316
Foreign currencies	478,036
27,415,352
Net realized and unrealized gain	85,931,941
Net increase in net assets resulting from operations	$92,382,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$6,450,204	$12,378,633
Net realized gain	58,516,589	63,806,796
Change in net unrealized appreciation	27,415,352	35,541,249
Net increase in net assets resulting from operations	92,382,145	111,726,678

Distributions to shareholders from net investment income:
Series I	—	(7,743,417)
Series ll	—	(879,585)
Total distributions from net investment income	—	(8,623,002)

Distributions to shareholders from net realized gains:
Series l	—	(69,406,591)
Series ll	—	(12,096,765)
Total distributions from net realized gains	—	(81,503,356)

Share transactions–net:
Series l	(51,094,528)	94,841,524
Series ll	(8,127,642)	(2,788,171)
Net increase (decrease) in net assets resulting from share transactions	(59,222,170)	92,053,353
Net increase in net assets	33,159,975	113,653,673

Net assets:
Beginning of period	1,213,295,926	1,099,642,253
End of period (includes undistributed net investment income of $18,275,735 and $11,825,531, respectively)	$1,246,455,901	$1,213,295,926

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Core Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Core Equity Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Over $250 million	0.60%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and

Invesco V.I. Core Equity Fund

Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $84,165.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $143,799 for accounting and fund administrative services and was reimbursed $850,704 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $429 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Core Equity Fund

During the six months ended June 30, 2017, there were transfers from Level 1 to Level 2 of $40,091,268 and from Level 2 to Level 1 of $57,152,415, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$1,016,536,284	$100,052,411	$—	$1,116,588,695
Money Market Funds	110,211,945	—	—	110,211,945
Total Investments	$1,126,748,229	$100,052,411	$—	$1,226,800,640

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $179,728,097 and $261,392,479, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$275,919,458
Aggregate unrealized (depreciation) of investment securities	(27,710,817)
Net unrealized appreciation of investment securities	$248,208,641

Cost of investments for tax purposes is $978,591,999.

Invesco V.I. Core Equity Fund

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	731,315	$26,200,563	4,633,218	$163,930,451
Series II	82,599	2,907,155	229,629	7,596,362

Issued as reinvestment of dividends:
Series I	—	—	2,245,997	77,150,008
Series II	—	—	382,783	12,976,350

Reacquired:
Series I	(2,139,254)	(77,295,091)	(4,224,160)	(146,238,935)
Series II	(308,944)	(11,034,797)	(680,023)	(23,360,883)
Net increase (decrease) in share activity	(1,634,284)	$(59,222,170)	2,587,444	$92,053,353

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$34.58	$0.19	$2.50	$2.69	$—	$—	$—	$37.27	7.78%	$1,061,467	0.81	%(d)	0.82	%(d)	1.08	%(d)	17%
Year ended 12/31/16	33.84	0.39	3.07	3.46	(0.28)	(2.44)	(2.72)	34.58	10.26	1,033,700	0.84		0.85		1.11		38
Year ended 12/31/15	41.00	0.32	(2.79)	(2.47)	(0.46)	(4.23)	(4.69)	33.84	(5.75)	921,516	0.89		0.90		0.81		45
Year ended 12/31/14	38.43	0.40	2.72	3.12	(0.35)	(0.20)	(0.55)	41.00	8.12	1,096,219	0.88		0.90		1.01		35
Year ended 12/31/13	30.14	0.31	8.47	8.78	(0.49)	—	(0.49)	38.43	29.25	1,167,023	0.88		0.90		0.89		25
Year ended 12/31/12	26.72	0.37	3.34	3.71	(0.29)	—	(0.29)	30.14	13.88	1,033,655	0.88		0.90		1.29		44
Series II
Six months ended 06/30/17	34.11	0.15	2.45	2.60	—	—	—	36.71	7.62	184,988	1.06	(d)	1.07	(d)	0.83	(d)	17
Year ended 12/31/16	33.40	0.30	3.03	3.33	(0.18)	(2.44)	(2.62)	34.11	10.02	179,596	1.09		1.10		0.86		38
Year ended 12/31/15	40.53	0.22	(2.75)	(2.53)	(0.37)	(4.23)	(4.60)	33.40	(5.98)	178,126	1.14		1.15		0.56		45
Year ended 12/31/14	38.03	0.30	2.67	2.97	(0.27)	(0.20)	(0.47)	40.53	7.82	185,406	1.13		1.15		0.76		35
Year ended 12/31/13	29.86	0.22	8.39	8.61	(0.44)	—	(0.44)	38.03	28.94	158,700	1.13		1.15		0.64		25
Year ended 12/31/12	26.51	0.30	3.31	3.61	(0.26)	—	(0.26)	29.86	13.61	109,213	1.13		1.15		1.04		44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,054,590 and $184,462 for Series I and Series II shares, respectively.

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,077.80	$4.17	$1,020.78	$4.06	0.81%
Series II	1,000.00	1,076.20	5.46	1,019.54	5.31	1.06

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Core Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data.

The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

Invesco V.I. Core Equity Fund

level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was the below the rate of one mutual fund advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted

that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Core Equity Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	28,060,509	3,406,515	2,702,519	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	29,841,021	1,836,653	2,491,868	1
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	29,190,552	2,415,000	2,563,991	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Core Equity Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. Core Plus Bond Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VICPB-SAR-1	07132017 1559

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	4.51%
Series II Shares	4.53
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	2.27
Lipper VUF Core Plus Bond Funds Index⬛ (Peer Group Index)	3.26

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Lipper VUF Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (5/5/93)	4.47%
10 Years	3.93
5 Years	4.73
1 Year	4.90

Series II Shares
Inception (3/14/02)	4.08%
10 Years	3.68
5 Years	4.48
1 Year	4.75

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.61% and 0.86%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.74% and 1.99%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Plus Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. Core Plus Bond Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Principal Amount	Value
Bonds & Notes–66.85%
Aerospace & Defense–0.08%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	$2,000	$2,005
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	2,000	2,090
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	2,000	2,065
6.50%, 05/15/2025	7,000	7,184
		13,344

Agricultural & Farm Machinery–0.04%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	7,000	7,280

Air Freight & Logistics–0.01%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	2,000	2,113

Airlines–3.11%
American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	31,050	31,671
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	31,191	31,970
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	52,000	51,317
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	34,000	35,339
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	36,000	37,395
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	42,000	43,360
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.95%, 11/23/2020	24,456	25,410
Delta Air Lines, Inc., Sr. Unsec. Global Notes, 2.88%, 03/13/2020	27,000	27,371
3.63%, 03/15/2022	45,000	46,322
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	108,405	107,863
United Airlines Pass Through Trust, Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	42,881	44,262
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	717	781

	Principal Amount	Value
Airlines–(continued)
WestJet Airlines Ltd. (Canada), Sr. Unsec. Gtd. Notes, 3.50%, 06/16/2021(b)	$42,000	$42,582
		525,643

Alternative Carriers–0.03%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2025	5,000	5,287

Aluminum–0.01%
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	2,000	2,103

Apparel Retail–0.27%
Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	2,000	2,169
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	39,000	41,925
6.88%, 11/01/2035	2,000	1,940
		46,034

Apparel, Accessories & Luxury Goods–0.12%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	9,000	9,158
4.88%, 05/15/2026(b)	11,000	11,206
		20,364

Asset Management & Custody Banks–1.70%
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	90,000	98,814
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	75,000	85,393
Legg Mason, Inc., Sr. Unsec. Global Notes, 4.75%, 03/15/2026	90,000	95,384
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	6,000	6,540
		286,131

Auto Parts & Equipment–0.03%
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	5,000	5,212

Automobile Manufacturers–0.23%
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	39,000	39,641

Automotive Retail–0.14%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	12,000	13,002
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	6,000	6,023
Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	2,000	2,000
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	2,000	2,090
		23,115

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Brewers–0.61%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 3.65%, 02/01/2026	$55,000	$56,778
Heineken NV (Netherlands), Sr. Unsec. Notes, 4.35%, 03/29/2047(b)	44,000	46,138
		102,916

Broadcasting–0.11%
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	6,000	5,992
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	2,000	1,580
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	3,000	3,292
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	4,000	4,055
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	3,000	3,158
		18,077

Building Products–0.25%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	2,000	2,152
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	2,000	2,317
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	2,000	2,068
Owens Corning, Sr. Unsec. Gtd. Global Notes, 4.30%, 07/15/2047	33,000	31,985
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	3,000	3,052
		41,574

Cable & Satellite–1.77%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	2,000	2,095
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	6,000	6,450
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 6.83%, 10/23/2055	27,000	33,198
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	30,000	27,420
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	50,000	49,162
9.38%, 01/15/2019(b)	140,000	154,333
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	7,000	7,770
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	6,000	6,420
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 04/01/2019	2,000	2,005
7.25%, 10/15/2020	2,000	1,900

	Principal Amount	Value
Cable & Satellite–(continued)
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(b)	$5,000	$5,200
6.00%, 07/15/2024(b)	2,000	2,135
		298,088

Casinos & Gaming–0.17%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	4,000	4,295
MGM Resorts International, Sr. Unsec. Gtd. Notes, 6.00%, 03/15/2023	3,000	3,322
7.75%, 03/15/2022	5,000	5,862
Pinnacle Entertainment, Inc., Sr. Unsec. Notes, 5.63%, 05/01/2024(b)	6,000	6,255
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	2,000	2,198
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	2,000	2,053
5.50%, 03/01/2025(b)	5,000	5,275
		29,260

Commercial Printing–0.04%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	6,000	6,300

Commodity Chemicals–0.03%
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	4,000	4,250

Communications Equipment–0.08%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	6,000	6,450
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	2,000	2,097
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	5,000	5,700
		14,247

Construction & Engineering–0.55%
AECOM, Sr. Unsec. Gtd. Notes, 5.13%, 03/15/2027(b)	20,000	20,150
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	75,000	72,528
		92,678

Construction Machinery & Heavy Trucks–0.09%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	3,000	3,135
6.75%, 06/15/2021	5,000	5,200
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	3,000	3,154
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	4,000	4,130
		15,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Construction Materials–0.23%
Vulcan Materials Co., Sr. Unsec. Global Notes, 4.50%, 06/15/2047	$38,000	$38,773

Consumer Finance–1.33%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	2,000	2,058
5.13%, 09/30/2024	3,000	3,180
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	2,000	2,285
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.05%, 03/09/2022	35,000	35,270
3.75%, 03/09/2027	85,000	84,893
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	95,000	97,384
		225,070

Copper–0.36%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	2,000	2,060
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	4,000	3,590
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	33,000	36,176
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 5.88%, 04/23/2045	18,000	19,340
		61,166

Data Processing & Outsourced Services–0.24%
Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	33,000	34,104
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	6,000	6,435
		40,539

Diversified Banks–8.41%
Bank of America Corp., Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	85,000	95,306
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	30,000	33,675
BBVA Bancomer S.A. (Mexico), Unsec. Sub. Notes, 6.75%, 09/30/2022(b)	150,000	169,721
Citigroup Inc., Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	40,000	42,900
Series R, Jr. Unsec. Sub. Global Notes, 6.13%(c)	65,000	69,875
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	34,000	37,740
Corp. Andina de Fomento (Supranational), Sr. Unsec. Global Notes, 4.38%, 06/15/2022	50,000	54,023
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	200,000	207,264

	Principal Amount	Value
Diversified Banks–(continued)
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.00%(c)	$200,000	$207,141
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	45,000	47,544
JPMorgan Chase & Co., Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	65,000	64,678
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	35,000	34,729
Series 1, Jr. Unsec. Sub. Global Notes, 7.90%(c)	30,000	31,238
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	40,000	40,900
Royal Bank of Scotland Group PLC (United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/2023	5,000	5,531
Standard Chartered PLC (United Kingdom), Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	200,000	201,166
Wells Fargo & Co., Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	25,000	26,748
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	45,000	50,119
		1,420,298

Diversified Chemicals–0.26%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 5.38%, 05/15/2027	13,000	13,413
6.63%, 05/15/2023	26,000	27,755
7.00%, 05/15/2025	2,000	2,185
		43,353

Diversified Metals & Mining–0.42%
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
4.75%, 05/15/2022(b)	17,000	17,030
5.13%, 05/15/2024(b)	22,000	22,080
Glencore Finance Canada Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 2.70%, 10/25/2017(b)	25,000	25,063
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	4,000	4,200
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	2,000	2,095
		70,468

Diversified REIT’s–1.23%
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 01/30/2026(b)	200,000	207,890

Diversified Support Services–0.02%
Alpine Finance Merger Sub LLC, Sr. Unsec. Notes, 6.88%, 08/01/2025(b)	2,000	2,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Diversified Support Services–(continued)
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	$2,000	$2,118
		4,163

Drug Retail–0.97%
CVS Pass Through Trust, Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	144,097	164,045

Electric Utilities–1.28%
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	32,000	32,849
FirstEnergy Corp., Series B, Sr. Unsec. Global Notes, 3.90%, 07/15/2027	29,000	29,058
Series C, Sr. Unsec. Global Notes, 4.85%, 07/15/2047	24,000	24,468
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	58,000	58,572
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	66,000	70,373
		215,320

Electrical Components & Equipment–0.04%
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	7,000	7,140

Environmental & Facilities Services–0.01%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	2,000	2,070

Financial Exchanges & Data–2.24%
Moody’s Corp., Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	110,000	120,785
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	45,000	45,630
4.88%, 02/15/2024	138,000	152,140
5.25%, 07/15/2044	35,000	40,671
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2025(b)	3,000	3,251
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	15,000	15,257
		377,734

Food Distributors–0.02%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	4,000	4,190

Food Retail–0.02%
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	4,000	3,940

Gas Utilities–0.05%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	4,000	4,140
5.88%, 08/20/2026	2,000	2,060

	Principal Amount	Value
Gas Utilities–(continued)
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	$2,000	$2,000
		8,200

General Merchandise Stores–0.32%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	51,000	53,996

Health Care Equipment–0.92%
Becton, Dickinson and Co., Sr. Unsec. Notes, 2.89%, 06/06/2022	33,000	32,942
3.36%, 06/06/2024	29,000	28,942
3.70%, 06/06/2027	39,000	38,919
4.67%, 06/06/2047	51,000	52,773
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	2,000	2,053
		155,629

Health Care Facilities–0.61%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	2,000	2,155
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	6,000	6,240
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	2,917	2,556
8.00%, 11/15/2019	2,000	2,018
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	19,000	20,757
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	4,000	4,320
5.50%, 06/15/2047	44,000	45,760
Sr. Unsec. Gtd. Notes, 5.88%, 02/15/2026	8,000	8,660
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	2,000	2,115
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	2,000	2,080
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	2,000	2,175
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	2,000	2,005
8.13%, 04/01/2022	2,000	2,135
		102,976

Health Care REIT’s–0.82%
HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	71,000	74,251
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	20,000	20,372
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	40,000	44,532
		139,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Health Care Services–0.25%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	$2,000	$2,035
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	3,000	3,022
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38%, 05/15/2022(b)(d)	2,000	2,070
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	3,000	3,105
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	4,000	4,280
Orlando Lutheran Towers Inc., Unsec. Bonds, 8.00%, 07/01/2017	25,000	25,000
Surgery Center Holdings, Inc., Sr. Unsec. Notes, 6.75%, 07/01/2025(b)	2,000	2,038
		41,550

Home Entertainment Software–0.25%
Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	40,000	41,391

Homebuilding–1.31%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	3,000	3,071
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	3,000	3,142
8.75%, 03/15/2022	3,000	3,345
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	2,000	2,375
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	3,000	3,416
Lennar Corp., Sr. Unsec. Gtd. Global Bonds, 4.13%, 01/15/2022	22,000	22,825
Sr. Unsec. Gtd. Notes, 4.50%, 04/30/2024	20,000	20,775
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	165,000	154,275
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	3,000	3,233
7.15%, 04/15/2020	2,000	2,218
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	3,000	3,221
		221,896

Hotel and Resort REIT’s–0.22%
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	35,000	36,737

Hotels, Resorts & Cruise Lines–0.03%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	4,000	4,458

	Principal Amount	Value
Household Products–0.25%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	$37,000	$37,832
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	2,000	2,145
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	2,000	2,155
		42,132

Hypermarkets & Super Centers–0.78%
Costco Wholesale Corp., Sr. Unsec. Global Notes, 2.75%, 05/18/2024	76,000	75,880
3.00%, 05/18/2027	56,000	55,880
		131,760

Independent Power Producers & Energy Traders–0.09%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	7,000	7,367
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	2,000	1,985
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 03/15/2023	2,000	2,065
6.25%, 05/01/2024	2,000	2,035
6.63%, 01/15/2027	2,000	2,015
		15,467

Integrated Oil & Gas–0.63%
Cenovus Energy Inc. (Canada), Sr. Unsec. Notes, 4.25%, 04/15/2027(b)	87,000	83,237
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/2035	23,000	23,905
		107,142

Integrated Telecommunication Services–1.70%
AT&T Inc., Sr. Unsec. Global Notes, 5.25%, 03/01/2037	35,000	37,415
5.70%, 03/01/2057	35,000	38,766
Sr. Unsec. Notes, 4.45%, 04/01/2024	30,000	31,631
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	2,000	2,170
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	1,000	1,097
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	2,000	2,100
Frontier Communications Corp., Sr. Unsec. Global Notes, 11.00%, 09/15/2025	2,000	1,852
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	6,000	6,495
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 7.20%, 07/18/2036	4,000	4,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications Inc., Sr. Unsec. Global Notes, 2.63%, 08/15/2026	$60,000	$55,423
4.13%, 08/15/2046	22,000	19,692
5.01%, 08/21/2054	58,000	57,463
Sr. Unsec. Notes, 4.81%, 03/15/2039(b)	27,000	27,415
		286,169

Investment Banking & Brokerage–0.70%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	34,000	38,182
Goldman Sachs Group, Inc. (The), Series L, Jr. Unsec. Sub. Notes, 5.70%(c)	55,000	57,406
Jefferies Group LLC, Sr. Unsec. Global Notes, 4.85%, 01/15/2027	21,000	21,970
		117,558

Leisure Facilities–0.01%
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	2,000	2,018

Life & Health Insurance–3.72%
American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	40,000	41,300
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	200,000	199,250
MetLife, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	65,000	67,925
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	165,000	181,106
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/2068	130,000	138,450
		628,031

Managed Health Care–0.55%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	2,000	2,075
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	45,000	48,115
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	1,000	1,013
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	35,000	36,872
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	5,000	5,275
		93,350

Metal & Glass Containers–0.03%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	3,000	3,315
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	2,000	2,140
		5,455

	Principal Amount	Value
Movies & Entertainment–0.73%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$5,000	$5,225
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	2,000	2,105
Time Warner Cable, Inc., Sr. Sec. Gtd. First Lien Global Deb., 6.75%, 07/01/2018	55,000	57,587
Viacom Inc., Jr. Unsec. Sub. Global Notes, 5.88%, 02/28/2057	30,000	31,350
6.25%, 02/28/2057	13,000	13,585
Sr. Unsec. Global Notes, 3.45%, 10/04/2026	13,000	12,554
		122,406

Multi-Line Insurance–2.70%
AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	42,000	42,345
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	20,000	19,868
9.88%, 06/15/2019	180,000	205,740
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	45,000	46,261
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	30,000	32,330
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	100,000	109,322
		455,866

Office REIT’s–0.52%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	40,000	40,780
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	45,000	46,216
		86,996

Office Services & Supplies–0.54%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.38%, 10/01/2021	55,000	54,658
4.63%, 03/15/2024	35,000	35,807
		90,465

Oil & Gas Drilling–0.04%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	2,000	1,550
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	2,000	1,770
6.50%, 12/15/2021	2,000	1,967
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	2,000	1,610
		6,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Equipment & Services–0.06%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	$2,000	$1,950
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2019	2,000	1,985
7.13%, 12/15/2021	2,000	1,915
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	2,000	1,705
8.25%, 06/15/2023	2,000	2,007
		9,562

Oil & Gas Exploration & Production–0.59%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	2,000	2,040
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	2,000	2,040
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	2,000	2,060
5.50%, 04/01/2023	35,000	36,225
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	3,000	2,764
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	2,000	2,005
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	4,000	3,900
Hess Corp., Sr. Unsec. Global Notes, 5.80%, 04/01/2047	17,000	17,198
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	3,000	3,142
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	2,000	1,945
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	2,000	2,105
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	2,000	1,910
Sr. Unsec. Notes, 6.88%, 03/01/2021	2,000	2,085
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	2,000	1,910
Sr. Unsec. Gtd. Notes, 5.88%, 07/01/2022(b)	2,000	2,040
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/01/2023	2,000	2,165
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(b)	2,000	2,013
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	2,000	1,910
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	2,000	1,870
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	4,000	3,710

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(b)	$3,000	$2,827
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	2,000	1,915
		99,779

Oil & Gas Storage & Transportation–5.48%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(b)	2,000	2,055
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 2.90%, 07/15/2022	22,000	22,043
3.70%, 07/15/2027	21,000	21,065
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	4,000	4,250
Energy Transfer, LP, Sr. Unsec. Global Notes, 4.65%, 06/01/2021	26,000	27,729
Sr. Unsec. Notes, 4.20%, 04/15/2027	22,000	21,987
4.75%, 01/15/2026	61,000	63,712
5.30%, 04/15/2047	47,000	46,866
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	65,000	66,060
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	2,000	2,095
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 5.40%, 09/01/2044	74,000	75,837
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	141,000	150,121
Sr. Unsec. Global Notes, 4.88%, 06/01/2025	3,000	3,203
5.50%, 02/15/2023	76,000	78,517
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Bonds, 4.50%, 12/15/2026	11,000	11,165
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.00%, 03/15/2027	27,000	28,890
5.63%, 03/01/2025	9,000	9,968
Sr. Sec. First Lien Notes, 4.20%, 03/15/2028(b)	86,000	87,182
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	2,000	2,060
Sr. Unsec. Gtd. Notes, 5.13%, 02/01/2025(b)	2,000	2,060
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	2,000	2,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	$4,000	$4,118
Sr. Unsec. Notes, 7.88%, 09/01/2021	4,000	4,665
Williams Partners L.P., Sr. Unsec. Global Notes, 3.60%, 03/15/2022	84,000	85,769
Sr. Unsec. Notes, 4.13%, 11/15/2020	32,000	33,471
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/2023	65,000	67,446
		924,504

Other Diversified Financial Services–0.82%
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/2020(b)	100,000	107,676
Orchestra Borrower LLC/Orchestra Co-Issuer, Inc., Sec. Second Lien Notes, 6.75%, 06/15/2022(b)	29,000	30,015
		137,691

Packaged Foods & Meats–0.45%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	2,000	2,045
JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	2,000	1,888
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	20,000	19,542
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	4,000	4,140
Tyson Foods, Inc., Sr. Unsec. Global Notes, 3.55%, 06/02/2027	24,000	24,330
4.55%, 06/02/2047	22,000	23,275
		75,220

Paper Packaging–0.01%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	2,000	2,130

Paper Products–0.09%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	14,000	13,860
Mercer International Inc. (Canada), Sr. Unsec. Notes, 6.50%, 02/01/2024(b)	2,000	2,090
		15,950

Pharmaceuticals–0.49%
Eli Lilly and Co., Sr. Unsec. Global Notes, 2.35%, 05/15/2022	24,000	24,051
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.20%, 07/21/2021	50,000	49,061

	Principal Amount	Value
Pharmaceuticals–(continued)
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	$9,000	$8,167
7.00%, 10/01/2020(b)	2,000	1,975
		83,254

Property & Casualty Insurance–0.87%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	20,000	21,054
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	22,000	24,642
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	45,000	56,588
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	40,000	44,140
		146,424

Railroads–0.01%
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	2,000	2,110

Regional Banks–0.81%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	3,000	3,240
5.00%, 08/01/2023	2,000	2,160
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	55,000	58,106
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	35,000	41,163
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	31,000	32,240
		136,909

Reinsurance–0.39%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	60,000	65,198

Renewable Electricity–0.21%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	36,000	35,903

Residential REIT’s–0.70%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	115,000	118,580

Restaurants–0.99%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	94,000	97,877
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	47,000	48,234
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	2,000	2,123
Brinker International Inc., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2024(b)	14,000	13,877

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Restaurants–(continued)
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Notes, 8.00%, 05/01/2022(b)	$2,000	$2,140
KFC Holding Co. (The)/Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	2,000	2,050
		166,301

Retail REIT’s–0.22%
Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	38,000	37,218

Semiconductors–0.25%
Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	30,000	30,439
4.50%, 12/05/2036	10,000	10,331
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	2,000	2,115
		42,885

Sovereign Debt–1.87%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 5.63%, 01/26/2022	36,000	36,952
Sr. Unsec. Notes, 7.13%, 06/28/2117(b)	1,000	913
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.86%, 06/21/2047	200,000	201,145
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	28,000	31,568
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.00%, 10/02/2023	14,000	14,678
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 4.13%, 08/25/2027	8,000	8,712
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Notes, 4.38%, 10/27/2027	20,000	21,350
		315,318

Specialized Consumer Services–0.03%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	2,000	2,077
Sr. Unsec. Notes, 7.45%, 08/15/2027	3,000	3,240
		5,317

Specialized Finance–2.78%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	235,000	250,862

	Principal Amount	Value
Specialized Finance–(continued)
Air Lease Corp., Sr. Unsec. Global Notes, 3.00%, 09/15/2023	$64,000	$63,700
3.38%, 06/01/2021	60,000	61,684
3.88%, 04/01/2021	85,000	88,729
Aircastle Ltd., Sr. Unsec. Notes, 5.00%, 04/01/2023	2,000	2,150
5.50%, 02/15/2022	2,000	2,183
		469,308

Specialized REIT’s–2.97%
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	120,000	128,060
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	43,000	43,459
7.75%, 07/15/2020	253,000	287,113
Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2022	20,000	22,124
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	5,000	5,475
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	5,000	5,456
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	2,000	2,108
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	4,000	4,340
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	2,000	1,948
SBA Communications Corp., Sr. Unsec. Notes, 4.88%, 09/01/2024(b)	2,000	2,040
		502,123

Specialty Chemicals–0.34%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	2,000	2,090
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	2,000	2,328
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	2,000	2,105
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	4,000	4,320
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 3.13%, 06/01/2024	21,000	21,142
3.45%, 06/01/2027	23,000	23,201
Venator Finance S.a.r.l./Venator Materials Corp. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	2,000	2,030
		57,216

Steel–0.12%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	2,000	2,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Steel–(continued)
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	$15,000	$15,506
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/2022	2,000	2,058
		19,828

Systems Software–0.17%
j2 Cloud Services, LLC/ j2 Cloud Co-Obligor, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2025(b)	2,000	2,070
Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	24,000	26,100
		28,170

Technology Distributors–0.36%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	35,000	36,406
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	2,000	2,085
Tech Data Corp., Sr. Unsec. Notes, 4.95%, 02/15/2027	21,000	22,310
		60,801

Technology Hardware, Storage & Peripherals–1.23%
Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	20,000	21,213
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	92,000	101,876
8.35%, 07/15/2046(b)	24,000	31,158
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	6,000	6,630
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	4,000	4,480
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	38,000	38,238
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	4,000	4,740
		208,335

Trading Companies & Distributors–0.08%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	4,000	4,190
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	2,000	2,115
United Rentals North America, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	2,000	2,070
6.13%, 06/15/2023	5,000	5,231
		13,606

Trucking–0.01%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	2,000	1,898

Wireless Telecommunication Services–0.13%
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	8,000	8,800

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	$7,000	$7,787
7.88%, 09/15/2023	4,000	4,610
		21,197
Total Bonds & Notes (Cost $10,796,864)		11,285,870

U.S. Government Sponsored Agency Mortgage-Backed Securities–17.44%
Collateralized Mortgage Obligations–0.15%
Ginnie Mae REMICs, IO, 1.59%, 09/20/2064(e)	285,735	24,535

Federal Home Loan Mortgage Corp. (FHLMC)–4.03%
Pass Through Ctfs., 5.50%, 09/01/2017	47	48
6.50%, 07/01/2031 to 08/01/2032	1,540	1,705
Pass Through Ctfs., TBA, 3.50%, 08/01/2047(f)	518,000	531,132
4.00%, 08/01/2047(f)	140,000	146,956
		679,841

Federal National Mortgage Association (FNMA)–9.83%
Pass Through Ctfs., 5.00%, 11/01/2018	1,982	2,031
7.50%, 04/01/2029	2,037	2,230
3.50%, 12/01/2030	60,891	63,590
6.50%, 09/01/2031	972	1,111
7.00%, 09/01/2032	5,487	5,868
Pass Through Ctfs., TBA, 2.50%, 08/01/2032(f)	291,000	292,143
3.00%, 08/01/2032 to 08/01/2047(f)	444,000	447,992
3.50%, 08/01/2047(f)	497,000	509,449
4.00%, 08/01/2047(f)	320,000	335,769
		1,660,183

Government National Mortgage Association (GNMA)–3.43%
Pass Through Ctfs., 7.50%, 06/15/2023	2,012	2,155
8.50%, 11/15/2024	1,040	1,044
7.00%, 07/15/2031 to 08/15/2031	1,125	1,283
6.50%, 11/15/2031 to 03/15/2032	2,563	2,813
6.00%, 11/15/2032	1,234	1,425
Pass Through Ctfs., TBA, 3.00%, 08/01/2047(f)	345,000	347,999
4.00%, 08/01/2047(f)	212,000	222,766
		579,485
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $2,967,170)		2,944,044

Asset-Backed Securities–10.29%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 3.40%, 02/25/2035(e)	24,311	24,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Pass Through Ctfs., 3.99%, 09/15/2048	$70,000	$73,630
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 4.16%, 05/15/2032(b)(e)	230,000	230,370
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.26%, 03/25/2035(e)	90,348	91,399
Series 2005-2, Class A2, Floating Rate Pass Through Ctfs., 3.64%, 03/25/2035(e)	11,267	11,413
Series 2005-5, Class A1, Floating Rate Pass Through Ctfs., 2.58%, 08/25/2035(e)	18,227	18,556
Chase Mortgage Trust, Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(e)	78,832	79,069
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(e)	85,857	85,873
Commercial Mortgage Trust, Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.81%, 05/10/2048(b)(e)	150,000	149,674
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.70%, 08/10/2048(e)	72,000	76,141
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	100,000	100,843
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, Variable Rate Pass Through Ctfs., 3.30%, 06/25/2034(e)	32,445	32,249
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 3.81%, 04/19/2036(e)	99,990	93,298
HMH Trust, Series 2017-NSS, Class A, Pass Through Ctfs., 3.06%, 07/05/2031(b)	100,000	100,804
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class C, Pass Through Ctfs., 3.96%, 04/15/2046	50,000	49,184
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 3.18%, 11/25/2035(e)	25,111	25,218
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Pass Through Ctfs., 5.39%, 11/12/2041	22,572	22,628
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 3.37%, 09/25/2034(e)	27,853	27,618
Series 2004-16, Class 2A, Variable Rate Pass Through Ctfs., 3.57%, 11/25/2034(e)	38,499	38,488
Series 2004-16, Class 5A3, Variable Rate Pass Through Ctfs., 3.27%, 11/25/2034(e)	10,784	10,849

	Principal Amount	Value
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 3.11%, 04/25/2045(e)	$91,531	$91,996
Series 2005-2, Class A1, Variable Rate Pass Through Ctfs., 3.04%, 07/25/2045(e)	41,515	40,494
Towd Point Mortgage Trust, Series 2017-2, Class A1, Pass Through Ctfs., 2.75%, 04/25/2057(b)	98,400	99,458
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ, Pass Through Ctfs., 5.83%, 07/15/2045	34,164	34,612
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.00%, 12/25/2034(e)	42,324	43,038
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	80,000	85,735
Total Asset-Backed Securities (Cost $1,726,109)		1,736,960

U.S. Treasury Securities–5.94%
U.S. Treasury Bills–0.15%
0.89%, 08/10/2017(g)(h)	25,000	24,977

U.S. Treasury Notes–4.89%
1.75%, 05/31/2022	244,700	243,266
2.00%, 05/31/2024	136,600	135,482
2.38%, 05/15/2027	443,800	446,730
		825,478

U.S. Treasury Bonds–0.90%
3.00%, 02/15/2047	147,300	152,243
Total U.S. Treasury Securities (Cost $1,009,988)		1,002,698

	Shares
Preferred Stocks–1.38%
Investment Banking & Brokerage–0.87%
Morgan Stanley, Series F, 6.88% Pfd.	5,000	146,450

Regional Banks–0.16%
SunTrust Banks, Inc., Series G, 5.05% Jr. Unsec. Sub. Global Pfd.	27,000	27,405

Reinsurance–0.35%
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	2,000	59,620
Total Preferred Stocks (Cost $202,000)		233,475

	Principal Amount
Municipal Obligations–0.36%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057 (Cost $50,000)	$50,000	61,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Shares	Value
Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust–Series ACC-1(i)	87,412	$18

Diversified Support Services–0.00%
ACC Claims Holdings, LLC(j)	73,980	277
Total Common Stocks & Other Equity Interests (Cost $22,181)		295

	Shares	Value
Money Market Funds–11.84%
Government & Agency Portfolio–Institutional Class, 0.89%(k)	1,198,838	$1,198,838
Treasury Portfolio–Institutional Class, 0.85%(k)	799,226	799,226
Total Money Market Funds (Cost $1,998,064)		1,998,064
TOTAL INVESTMENTS–114.10% (Cost $18,772,376)		19,262,961
OTHER ASSETS LESS LIABILITIES–(14.10)%		(2,380,119)
NET ASSETS–100.00%		$16,882,842

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
RB	– Revenue Bonds

REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2017 was $4,317,038, which represented 25.57% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes	7.63%	8.38%

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2017.
(f)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1K.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By security type, based on Total Investments

as of June 30, 2017

Bonds & Notes	58.6%
U.S. Government Sponsored Agency Mortgage-Backed Securities	15.3
Asset-Backed Securities	9.0
U.S. Treasury Securities	5.2
Preferred Stocks	1.2
Security Types Each Less Than 1% of Portfolio	0.3
Money Market Funds	10.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $16,774,312)	$17,264,897
Investments in affiliated money market funds, at value and cost	1,998,064
Total investments, at value (Cost $18,772,376)	19,262,961
Receivable for:
Investments sold	3,769,009
Variation margin — futures	430
Fund shares sold	77,261
Dividends and interest	158,618
Investment for trustee deferred compensation and retirement plans	62,072
Other assets	372
Total assets	23,330,723

Liabilities:
Payable for:
Investments purchased	6,334,124
Fund shares reacquired	1,456
Swaps payable — OTC	639
Accrued fees to affiliates	4,779
Accrued trustees’ and officers’ fees and benefits	4,773
Accrued other operating expenses	37,925
Trustee deferred compensation and retirement plans	64,185
Total liabilities	6,447,881
Net assets applicable to shares outstanding	$16,882,842

Net assets consist of:
Shares of beneficial interest	$22,780,905
Undistributed net investment income	862,781
Undistributed net realized gain (loss)	(7,236,948)
Net unrealized appreciation	476,104
$16,882,842

Net Assets:
Series I	$16,758,739
Series II	$124,103

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	2,580,678
Series II	19,220
Series I:
Net asset value per share	$6.49
Series II:
Net asset value per share	$6.46

Investment income:
Interest	$345,358
Dividends	5,847
Dividends from affiliated money market funds	5,078
Total investment income	356,283

Expenses:
Advisory fees	36,316
Administrative services fees	35,794
Custodian fees	7,598
Distribution fees — Series II	155
Transfer agent fees	4,305
Trustees’ and officers’ fees and benefits	11,096
Reports to shareholders	5,533
Professional services fees	26,110
Other	9,400
Total expenses	136,307
Less: Fees waived and expenses reimbursed	(87,745)
Net expenses	48,562
Net investment income	307,721

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	153,041
Futures contracts	(14,278)
Swap agreements	(3,107)
135,656
Change in net unrealized appreciation (depreciation) of:
Investment securities	300,637
Futures contracts	(23,633)
Swap agreements	2,859
279,863
Net realized and unrealized gain	415,519
Net increase in net assets resulting from operations	$723,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$307,721	$582,105
Net realized gain	135,656	97,505
Change in net unrealized appreciation	279,863	338,816
Net increase in net assets resulting from operations	723,240	1,018,426

Distributions to shareholders from net investment income:
Series I	—	(646,158)
Series ll	—	(4,899)
Total distributions from net investment income	—	(651,057)

Share transactions-net:
Series l	555,365	(463,972)
Series ll	(6,846)	(35,515)
Net increase (decrease) in net assets resulting from share transactions	548,519	(499,487)
Net increase (decrease) in net assets	1,271,759	(132,118)

Net assets:
Beginning of period	15,611,083	15,743,201
End of period (includes undistributed net investment income of $862,781 and $555,060, respectively)	$16,882,842	$15,611,083

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Core Plus Bond Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Core Plus Bond Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar

Invesco V.I. Core Plus Bond Fund

amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Core Plus Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.61% and Series II shares to 0.86% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $36,316 and reimbursed Fund expenses of $51,429.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $24,794 for accounting and fund administrative services and was reimbursed $11,000 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Core Plus Bond Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$11,285,870	$—	$11,285,870
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	2,944,044	—	2,944,044
Asset-Backed Securities	—	1,736,960	—	1,736,960
U.S. Treasury Securities	—	1,002,698	—	1,002,698
Preferred Stocks	206,070	27,405	—	233,475
Municipal Obligations	—	61,555	—	61,555
Common Stocks & Other Equity Interests	—	18	277	295
Money Market Funds	1,998,064	—	—	1,998,064
	2,204,134	17,058,550	277	19,262,961
Futures Contracts*	(14,481)	—	—	(14,481)
Total Investments	$2,189,653	$17,058,550	$277	$19,248,480

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	3	September-2017	$648,328	$(522)
U.S. Treasury 5 Year Notes	Long	13	September-2017	1,531,867	(2,062)
U.S. Treasury 10 Year Notes	Short	1	September-2017	(125,531)	326
U.S. Treasury 10 Year Ultra Bonds	Long	2	September-2017	269,625	433
U.S. Treasury Long Bonds	Long	1	September-2017	153,688	1,223
U.S. Treasury Ultra Bonds	Short	5	September-2017	(829,375)	(13,879)
Total Futures Contracts — Interest Rate Risk					$(14,481)

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$1,982
Derivatives not subject to master netting agreements	(1,982)
Total Derivative Assets subject to master netting agreements	$—

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(16,463)
Derivatives not subject to master netting agreements	16,463
Total Derivative Liabilities subject to master netting agreements	$—

(a)	Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Invesco V.I. Core Plus Bond Fund

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$—	$(14,278)	$(14,278)
Swap agreements	(3,107)	—	(3,107)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	—	(23,633)	(23,633)
Swap agreements	2,859	—	2,859
Total	$(248)	$(37,911)	$(38,159)

The table below summarizes the six month average notional value of futures contracts and the five month average notional value of swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$3,906,223	$250,000

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$7,359,092	$—	$7,359,092

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. Core Plus Bond Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $31,934,144 and $32,753,087, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $6,955,161 and $7,222,572, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$579,986
Aggregate unrealized (depreciation) of investment securities	(93,763)
Net unrealized appreciation of investment securities	$486,223

Cost of investments for tax purposes is $18,776,738.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	354,931	$2,253,958	234,703	$1,481,864
Series II	2	11	2	14

Issued as reinvestment of dividends:
Series I	—	—	102,079	646,158
Series II	—	—	716	4,517

Reacquired:
Series I	(266,573)	(1,698,593)	(412,191)	(2,591,994)
Series II	(1,085)	(6,857)	(6,221)	(40,046)
Net increase (decrease) in share activity	87,275	$548,519	(80,912)	$(499,487)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$6.21	$0.12	$0.16	$0.28	$—	$6.49	4.51%	$16,759	0.60	%(d)	1.69	%(d)	3.81	%(d)	222%
Year ended 12/31/16	6.07	0.23	0.18	0.41	(0.27)	6.21	6.66	15,485	0.55		1.68		3.71		474
Year ended 12/31/15	6.39	0.24	(0.26)	(0.02)	(0.30)	6.07	(0.37)	15,587	0.65		1.73		3.81		416
Year ended 12/31/14	6.23	0.26	0.24	0.50	(0.34)	6.39	8.03	17,821	0.75		1.77		4.04		255
Year ended 12/31/13	6.54	0.27	(0.27)	0.00	(0.31)	6.23	0.05	19,671	0.75		1.76		4.18		150
Year ended 12/31/12	6.19	0.27	0.39	0.66	(0.31)	6.54	10.71	22,741	0.75		1.49		4.19		66
Series II
Six months ended 06/30/17	6.19	0.11	0.16	0.27	—	6.46	4.36	124	0.85	(d)	1.94	(d)	3.56	(d)	222
Year ended 12/31/16	6.04	0.22	0.18	0.40	(0.25)	6.19	6.52	126	0.80		1.93		3.46		474
Year ended 12/31/15	6.36	0.22	(0.26)	(0.04)	(0.28)	6.04	(0.64)	156	0.90		1.98		3.56		416
Year ended 12/31/14	6.19	0.24	0.24	0.48	(0.31)	6.36	7.85	161	1.00		2.02		3.79		255
Year ended 12/31/13	6.50	0.25	(0.27)	(0.02)	(0.29)	6.19	(0.26)	172	1.00		2.01		3.93		150
Year ended 12/31/12	6.16	0.25	0.38	0.63	(0.29)	6.50	10.38	277	1.00		1.74		3.94		66

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $16,149 and $125 for Series I and Series II shares, respectively.

Invesco V.I. Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,045.10	$3.04	$1,021.82	$3.01	0.60%
Series II	1,000.00	1,045.30	4.31	1,020.58	4.26	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Core Plus Bond Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Fund Core Plus Bond Funds Index. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

Invesco V.I. Core Plus Bond Fund

management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

Invesco V.I. Core Plus Bond Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Core Plus Bond Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	2,094,333	143,010	251,389	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	2,123,851	94,526	270,355	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	2,027,588	170,619	290,525	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Core Plus Bond Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Diversified Dividend Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIDDI-SAR-1	07182017	0931

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	3.41%
Series II Shares	3.28
S&P 500 Index▼ (Broad Market Index)	9.34
Russell 1000 Value Index▼ (Style-Specific Index)	4.66
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	5.66
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/17

Series I Shares
Inception (3/1/90)	8.21%
10 Years	6.18
5 Years	14.27
1 Year	8.90

Series II Shares
Inception (6/5/00)	5.60%
10 Years	5.92
5 Years	13.99
1 Year	8.63

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Diversified Dividend Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.68% and 0.93%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.70% and 0.95%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–87.22%
Aerospace & Defense–1.81%
General Dynamics Corp.	38,605	$7,647,650
Raytheon Co.	27,833	4,494,473
		12,142,123

Air Freight & Logistics–1.01%
United Parcel Service, Inc.–Class B	61,206	6,768,772

Apparel Retail–0.49%
TJX Cos., Inc. (The)	45,375	3,274,714

Apparel, Accessories & Luxury Goods–1.05%
Coach, Inc.	80,831	3,826,539
Columbia Sportswear Co.	55,248	3,207,699
		7,034,238

Asset Management & Custody Banks–1.17%
Federated Investors, Inc.–Class B	147,243	4,159,615
Legg Mason, Inc.	96,986	3,700,986
		7,860,601

Brewers–1.58%
Heineken N.V. (Netherlands)	108,848	10,603,840

Consumer Finance–1.76%
American Express Co.	140,305	11,819,293

Data Processing & Outsourced Services–0.82%
Automatic Data Processing, Inc.	53,576	5,489,397

Drug Retail–1.02%
Walgreens Boots Alliance, Inc.	88,026	6,893,316

Electric Utilities–11.16%
American Electric Power Co., Inc.	143,802	9,989,925
Duke Energy Corp.	126,877	10,605,648
Entergy Corp.	156,092	11,983,183
Exelon Corp.	475,635	17,156,155
PPL Corp.	524,176	20,264,644
SSE PLC (United Kingdom)	264,597	5,007,392
		75,006,947

Electrical Components & Equipment–2.59%
ABB Ltd. (Switzerland)	340,588	8,425,769
Emerson Electric Co.	151,331	9,022,354
		17,448,123

Food Distributors–1.19%
Sysco Corp.	159,126	8,008,812

General Merchandise Stores–1.43%
Target Corp.	184,460	9,645,413

Health Care Equipment–0.78%
Stryker Corp.	37,711	5,233,533

	Shares	Value
Hotels, Resorts & Cruise Lines–0.55%
Accor S.A. (France)	78,739	$3,710,436

Household Products–3.15%
Kimberly-Clark Corp.	54,195	6,997,116
Procter & Gamble Co. (The)	162,838	14,191,332
		21,188,448

Housewares & Specialties–0.76%
Newell Brands, Inc.	95,173	5,103,176

Human Resource & Employment Services–0.52%
Robert Half International, Inc.	72,304	3,465,531

Industrial Machinery–2.16%
Flowserve Corp.	210,472	9,772,215
Pentair PLC (United Kingdom)	71,041	4,727,068
		14,499,283

Integrated Oil & Gas–4.52%
Royal Dutch Shell PLC–Class B (United Kingdom)	172,471	4,633,094
Suncor Energy, Inc. (Canada)	466,540	13,630,875
TOTAL S.A. (France)	244,810	12,129,486
		30,393,455

Integrated Telecommunication Services–5.36%
AT&T Inc.	514,948	19,428,988
BT Group PLC (United Kingdom)	2,285,169	8,772,698
Deutsche Telekom AG (Germany)	434,465	7,808,079
		36,009,765

Motorcycle Manufacturers–1.23%
Harley-Davidson, Inc.	153,510	8,292,610

Movies & Entertainment–0.92%
Time Warner Inc.	61,617	6,186,963

Multi-Line Insurance–2.87%
Hartford Financial Services Group, Inc. (The)	366,605	19,272,425

Multi-Utilities–4.68%
Consolidated Edison, Inc.	132,805	10,733,300
Dominion Energy, Inc.	167,392	12,827,249
Sempra Energy	70,342	7,931,061
		31,491,610

Oil & Gas Drilling–0.33%
Nabors Industries Ltd.	276,931	2,254,218

Oil & Gas Equipment & Services–0.27%
Baker Hughes Inc.	33,689	1,836,387

Oil & Gas Exploration & Production–1.25%
ConocoPhillips	192,011	8,440,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value
Packaged Foods & Meats–7.39%
Campbell Soup Co.	195,923	$10,217,384
General Mills, Inc.	354,481	19,638,247
Kraft Heinz Co. (The)	133,059	11,395,173
Mondelez International, Inc.–Class A	194,646	8,406,761
		49,657,565

Paper Packaging–2.45%
Avery Dennison Corp.	37,459	3,310,252
International Paper Co.	163,525	9,257,150
Sonoco Products Co.	75,988	3,907,303
		16,474,705

Personal Products–0.62%
L’Oreal S.A. (France)	19,860	4,137,397

Pharmaceuticals–4.45%
Bayer AG (Germany)	24,866	3,217,265
Bristol-Myers Squibb Co.	196,120	10,927,806
Eli Lilly and Co.	121,719	10,017,474
Johnson & Johnson	43,676	5,777,898
		29,940,443

Property & Casualty Insurance–0.86%
Travelers Cos., Inc. (The)	45,914	5,809,498

Regional Banks–7.31%
Cullen/Frost Bankers, Inc.	48,743	4,577,455
Fifth Third Bancorp	284,933	7,396,861
KeyCorp	383,854	7,193,424
M&T Bank Corp.	69,344	11,230,261
PNC Financial Services Group, Inc. (The)	68,794	8,590,307

	Shares	Value
Regional Banks–(continued)
Zions Bancorp.	231,526	$10,166,306
		49,154,614

Restaurants–0.80%
Darden Restaurants, Inc.	59,313	5,364,268

Semiconductors–0.03%
Analog Devices, Inc.	2,558	199,012

Soft Drinks–2.81%
Coca-Cola Co. (The)	421,705	18,913,469

Specialized REIT’s–1.54%
Weyerhaeuser Co.	309,281	10,360,914

Tobacco–2.53%
Altria Group, Inc.	90,788	6,760,982
Philip Morris International Inc.	87,433	10,269,006
		17,029,988
Total Common Stocks & Other Equity Interests (Cost $449,152,135)		586,416,106

Money Market Funds–13.24%
Government & Agency Portfolio–Institutional Class, 0.89%(b)	53,419,868	53,419,868
Treasury Portfolio–Institutional Class, 0.85%(b)	35,613,245	35,613,245
Total Money Market Funds (Cost $89,033,113)		89,033,113
TOTAL INVESTMENTS–100.46% (Cost $538,185,248)		675,449,219
OTHER ASSETS LESS LIABILITIES–(0.46)%		(3,094,041)
NET ASSETS–100.00%		$672,355,178

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Consumer Staples	20.3%
Utilities	15.8
Financials	14.0
Industrials	8.1
Consumer Discretionary	7.2
Energy	6.4
Telecommunication Services	5.4
Health Care	5.2
Materials	2.5
Real Estate	1.5
Information Technology	0.8
Money Market Funds Plus Other Assets Less Liabilities	12.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $449,152,135)	$586,416,106
Investments in affiliated money market funds, at value and cost	89,033,113
Total investments, at value (Cost $538,185,248)	675,449,219
Foreign currencies, at value (Cost $700,638)	707,613
Receivable for:
Investments sold	1,068,702
Fund shares sold	165,042
Dividends	1,023,558
Investment for trustee deferred compensation and retirement plans	84,143
Unrealized appreciation on forward foreign currency contracts outstanding	11,874
Total assets	678,510,151

Liabilities:
Payable for:
Investments purchased	4,738,873
Fund shares reacquired	207,011
Accrued fees to affiliates	360,869
Accrued trustees’ and officers’ fees and benefits	6,560
Accrued other operating expenses	67,353
Trustee deferred compensation and retirement plans	124,650
Unrealized depreciation on forward foreign currency contracts outstanding	649,657
Total liabilities	6,154,973
Net assets applicable to shares outstanding	$672,355,178

Net assets consist of:
Shares of beneficial interest	$486,053,283
Undistributed net investment income	16,488,585
Undistributed net realized gain	33,179,159
Net unrealized appreciation	136,634,151
$672,355,178

Net Assets:
Series I	$439,116,911
Series II	$233,238,267

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	16,098,759
Series II	8,610,001
Series I:
Net asset value per share	$27.28
Series II:
Net asset value per share	$27.09

Investment income:
Dividends (net of foreign withholding taxes of $162,921)	$8,161,795
Dividends from affiliated money market funds	278,600
Total investment income	8,440,395

Expenses:
Advisory fees	1,555,826
Administrative services fees	499,109
Custodian fees	16,094
Distribution fees — Series II	281,292
Transfer agent fees	12,035
Trustees’ and officers’ fees and benefits	20,700
Reports to shareholders	58,605
Professional services fees	17,135
Other	4,099
Total expenses	2,464,895
Less: Fees waived	(54,381)
Net expenses	2,410,514
Net investment income	6,029,881

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	14,772,893
Foreign currencies	13,280
Forward foreign currency contracts	(703,961)
14,082,212
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,859,884
Foreign currencies	6,043
Forward foreign currency contracts	(920,384)
1,945,543
Net realized and unrealized gain	16,027,755
Net increase in net assets resulting from operations	$22,057,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$6,029,881	$10,874,801
Net realized gain	14,082,212	25,956,331
Change in net unrealized appreciation	1,945,543	40,354,776
Net increase in net assets resulting from operations	22,057,636	77,185,908

Distributions to shareholders from net investment income:
Series I	—	(5,214,115)
Series ll	—	(2,189,930)
Total distributions from net investment income	—	(7,404,045)

Share transactions–net:
Series l	(15,633,616)	57,813,882
Series ll	10,460,308	61,825,573
Net increase (decrease) in net assets resulting from share transactions	(5,173,308)	119,639,455
Net increase in net assets	16,884,328	189,421,318

Net assets:
Beginning of period	655,470,850	466,049,532
End of period (includes undistributed net investment income of $16,488,585 and $10,458,704, respectively)	$672,355,178	$655,470,850

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

Invesco V.I. Diversified Dividend Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Diversified Dividend Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.545%
Next $750 million	0.42%
Next $1 billion	0.395%
Over $2 billion	0.37%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco V.I. Diversified Dividend Fund

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $54,381.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $79,193 for accounting and fund administrative services and was reimbursed $419,916 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $30 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$540,521,232	$45,894,874	$—	$586,416,106
Money Market Funds	89,033,113	—	—	89,033,113
	629,554,345	45,894,874	—	675,449,219
Forward Foreign Currency Contracts*	—	(637,783)	—	(637,783)
Total Investments	$629,554,345	$45,257,091	$—	$674,811,436

*	Unrealized appreciation (depreciation).

Invesco V.I. Diversified Dividend Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
07/21/17	Citigroup Global Markets Inc.	CAD	3,482,202	USD	2,579,858	$2,686,283	$(106,425)
07/21/17	Citigroup Global Markets Inc.	EUR	6,571,857	USD	7,404,201	7,514,897	(110,696)
07/21/17	Goldman Sachs International	CAD	3,489,972	USD	2,585,721	2,692,277	(106,556)
07/21/17	Goldman Sachs International	EUR	6,070,319	USD	6,839,026	6,941,390	(102,364)
07/21/17	Goldman Sachs International	USD	219,152	CAD	292,649	225,759	6,607
07/21/17	Merrill Lynch International	CAD	3,482,202	USD	2,579,867	2,686,283	(106,416)
07/21/17	Merrill Lynch International	EUR	6,902,014	USD	7,775,536	7,892,431	(116,895)
07/21/17	Merrill Lynch International	USD	32,472	CAD	43,512	33,567	1,095
07/21/17	Merrill Lynch International	USD	40,072	EUR	35,384	40,461	389
07/21/17	State Street Bank and Trust Co.	EUR	88,572	USD	100,977	101,282	(305)
07/21/17	State Street Bank and Trust Co.	USD	194,534	EUR	173,430	198,317	3,783
Total Forward Foreign Currency Contracts — Currency Risk							$(637,783)

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
USD	– U.S. Dollar

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$11,874
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$11,874

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(649,657)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(649,657)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citigroup Global Markets Inc.	$—	$(217,121)	$(217,121)	$—	$—	$(217,121)
Goldman Sachs International	6,607	(208,920)	(202,313)			(202,313)
Merrill Lynch International	1,484	(223,311)	(221,827)			(221,827)
State Street Bank and Trust Co.	3,783	(305)	3,478	—	—	3,478
Total	$11,874	$(649,657)	$(637,783)	$—	$—	$(637,783)

Invesco V.I. Diversified Dividend Fund

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(703,961)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(920,384)
Total	$(1,624,345)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$27,097,420

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$3,085,823	$—	$3,085,823

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Invesco V.I. Diversified Dividend Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $63,513,731 and $52,110,981, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$144,451,285
Aggregate unrealized (depreciation) of investment securities	(7,756,747)
Net unrealized appreciation of investment securities	$136,694,538

Cost of investments for tax purposes is $538,754,681.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	995,110	$26,783,019	4,800,783	$118,506,697
Series II	809,863	21,728,982	3,129,929	77,280,863

Issued as reinvestment of dividends:
Series I	—	—	206,092	5,214,115
Series II	—	—	86,971	2,189,930

Reacquired:
Series I	(1,568,847)	(42,416,635)	(2,670,659)	(65,906,930)
Series II	(418,858)	(11,268,674)	(717,830)	(17,645,220)
Net increase (decrease) in share activity	(182,732)	$(5,173,308)	4,835,286	$119,639,455

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$26.38	$0.25	$0.65	$0.90	$—	$27.28	3.41%	$439,117	0.63	%(d)	0.65	%(d)	1.90	%(d)	9%
Year ended 12/31/16	23.27	0.50	2.93	3.43	(0.32)	26.38	14.81	439,857	0.66		0.68		2.02		14
Year ended 12/31/15	23.21	0.43	0.04	0.47	(0.41)	23.27	2.07	333,573	0.70		0.71		1.84		15
Year ended 12/31/14	20.93	0.40	2.26	2.66	(0.38)	23.21	12.83	330,370	0.72		0.73		1.80		6
Year ended 12/31/13	16.34	0.33	4.70	5.03	(0.44)	20.93	31.04	321,581	0.71		0.72		1.76		20
Year ended 12/31/12	14.04	0.35	2.27	2.62	(0.32)	16.34	18.72	271,407	0.67		0.68		2.29		11
Series II
Six months ended 06/30/17	26.23	0.22	0.64	0.86	—	27.09	3.28	233,238	0.88	(d)	0.90	(d)	1.65	(d)	9
Year ended 12/31/16	23.16	0.43	2.92	3.35	(0.28)	26.23	14.54	215,614	0.91		0.93		1.77		14
Year ended 12/31/15	23.11	0.37	0.04	0.41	(0.36)	23.16	1.82	132,477	0.95		0.96		1.59		15
Year ended 12/31/14	20.85	0.34	2.25	2.59	(0.33)	23.11	12.54	105,813	0.97		0.98		1.55		6
Year ended 12/31/13	16.28	0.29	4.69	4.98	(0.41)	20.85	30.76	97,628	0.96		0.97		1.51		20
Year ended 12/31/12	14.00	0.31	2.26	2.57	(0.29)	16.28	18.37	72,641	0.92		0.93		2.04		11

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $445,706 and $226,898 for Series I and Series II shares, respectively.

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/2017)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/2017)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/2017)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,034.10	$3.18	$1,021.67	$3.16	0.63%
Series II	1,000.00	1,032.80	4.44	1,020.43	4.41	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Diversified Dividend Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

Invesco V.I. Diversified Dividend Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one mutual fund and below the rate of an offshore fund advised by Invesco Advisers using a similar investment process.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the

Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Diversified Dividend Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Diversified Dividend Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	17,446,867	1,846,249	2,065,826	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	18,277,787	1,207,860	1,873,295	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	17,927,741	1,481,138	1,950,063	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Diversified Dividend Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	MS-VIEWSP-SAR-1	08072017	0956

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	7.95%
Series II Shares	7.79
S&P 500 Index▼ (Broad Market Index)	9.34
S&P 500 Equal Weight Index▼ (Style-Specific Index)	8.05
Lipper VUF Multi-Cap Core Funds Index∎ (Peer Group Index)	8.13
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.

The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core variable insurance underlying funds tracked by Lipper.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/17

Series I Shares
Inception (11/9/94)	10.74%
10 Years	7.86
5 Years	14.96
1 Year	16.96

Series II Shares
Inception (7/24/00)	8.60%
10 Years	7.59
5 Years	14.68
1 Year	16.63

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.39% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.17%
Advertising–0.40%
Interpublic Group of Cos., Inc. (The)	16,204	$398,618
Omnicom Group Inc.	4,784	396,594
		795,212

Aerospace & Defense–2.14%
Arconic Inc.	14,255	322,876
Boeing Co. (The)	2,049	405,190
General Dynamics Corp.	1,965	389,266
L3 Technologies, Inc.	2,345	391,803
Lockheed Martin Corp.	1,407	390,597
Northrop Grumman Corp.	1,519	389,942
Raytheon Co.	2,430	392,396
Rockwell Collins, Inc.	3,714	390,267
Textron Inc.	8,247	388,434
TransDigm Group, Inc.	1,444	388,248
United Technologies Corp.	3,232	394,660
		4,243,679

Agricultural & Farm Machinery–0.19%
Deere & Co.	3,096	382,635

Agricultural Products–0.19%
Archer-Daniels-Midland Co.	9,281	384,048

Air Freight & Logistics–0.81%
C.H. Robinson Worldwide, Inc.	5,747	394,704
Expeditors International of Washington, Inc.	7,115	401,855
FedEx Corp.	1,889	410,537
United Parcel Service, Inc.–Class B	3,643	402,879
		1,609,975

Airlines–0.98%
Alaska Air Group, Inc.	4,336	389,199
American Airlines Group Inc.	7,758	390,383
Delta Air Lines, Inc.	7,357	395,365
Southwest Airlines Co.	6,559	407,576
United Continental Holdings Inc.(b)	4,947	372,262
		1,954,785

Alternative Carriers–0.19%
Level 3 Communications, Inc.(b)	6,254	370,862

Apparel Retail–0.94%
Foot Locker, Inc.	7,119	350,824
Gap, Inc. (The)	17,084	375,677
L Brands, Inc.	7,460	402,019
Ross Stores, Inc.	6,294	363,353
TJX Cos., Inc. (The)	5,293	381,996
		1,873,869

	Shares	Value
Apparel, Accessories & Luxury Goods–1.42%
Coach, Inc.	8,347	$395,147
Hanesbrands, Inc.	17,672	409,284
Michael Kors Holdings Ltd.(b)	10,925	396,031
PVH Corp.	3,693	422,848
Ralph Lauren Corp.	5,560	410,328
Under Armour, Inc.–Class A(b)	9,251	201,302
Under Armour, Inc.–Class C(b)	9,281	187,105
VF Corp.	7,049	406,022
		2,828,067

Application Software–1.35%
Adobe Systems Inc.(b)	2,824	399,426
ANSYS, Inc.(b)	3,131	380,980
Autodesk, Inc.(b)	3,680	371,018
Citrix Systems, Inc.(b)	4,980	396,308
Intuit Inc.	2,781	369,345
salesforce.com, inc.(b)	4,468	386,929
Synopsys, Inc.(b)	5,205	379,601
		2,683,607

Asset Management & Custody Banks–1.81%
Affiliated Managers Group, Inc.	2,399	397,898
Ameriprise Financial, Inc.	3,082	392,308
Bank of New York Mellon Corp. (The)	7,895	402,803
BlackRock, Inc.	931	393,264
Franklin Resources, Inc.	8,928	399,885
Invesco Ltd.(c)	11,364	399,899
Northern Trust Corp.	4,250	413,142
State Street Corp.	4,464	400,555
T. Rowe Price Group Inc.	5,323	395,020
		3,594,774

Auto Parts & Equipment–0.39%
BorgWarner, Inc.	9,081	384,671
Delphi Automotive PLC	4,550	398,808
		783,479

Automobile Manufacturers–0.40%
Ford Motor Co.	35,044	392,142
General Motors Co.	11,358	396,735
		788,877

Automotive Retail–0.96%
Advance Auto Parts, Inc.	3,038	354,200
AutoNation, Inc.(b)	9,594	404,483
AutoZone, Inc.(b)	643	366,806
CarMax, Inc.(b)	6,542	412,539
O’Reilly Automotive, Inc.(b)	1,674	366,171
		1,904,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Biotechnology–1.89%
AbbVie Inc.	5,598	$405,911
Alexion Pharmaceuticals, Inc.(b)	3,700	450,179
Amgen Inc.	2,376	409,218
Biogen Inc.(b)	1,500	407,040
Celgene Corp.(b)	3,299	428,441
Gilead Sciences, Inc.	6,028	426,662
Incyte Corp.(b)	3,275	412,355
Regeneron Pharmaceuticals, Inc.(b)	819	402,244
Vertex Pharmaceuticals Inc.(b)	3,179	409,678
		3,751,728

Brewers–0.19%
Molson Coors Brewing Co.–Class B	4,461	385,163

Broadcasting–0.60%
CBS Corp.–Class B	6,424	409,723
Discovery Communications, Inc.–Class A(b)	6,309	162,961
Discovery Communications, Inc.–Class C(b)	8,917	224,798
Scripps Networks Interactive Inc.–Class A	5,804	396,471
		1,193,953

Building Products–0.81%
Allegion PLC	5,038	408,683
Fortune Brands Home & Security, Inc.	6,147	401,030
Johnson Controls International PLC	9,270	401,947
Masco Corp.	10,479	400,403
		1,612,063

Cable & Satellite–0.58%
Charter Communications, Inc.–Class A(b)	1,171	394,451
Comcast Corp.–Class A	9,584	373,009
DISH Network Corp.–Class A(b)	5,998	376,435
		1,143,895

Casinos & Gaming–0.20%
Wynn Resorts Ltd.	3,009	403,567

Commodity Chemicals–0.20%
LyondellBasell Industries N.V.–Class A	4,762	401,865

Communications Equipment–0.97%
Cisco Systems, Inc.	12,433	389,153
F5 Networks, Inc.(b)	3,015	383,086
Harris Corp.	3,575	389,961
Juniper Networks, Inc.	13,632	380,060
Motorola Solutions, Inc.	4,525	392,498
		1,934,758

Computer & Electronics Retail–0.19%
Best Buy Co., Inc.	6,709	384,627

Construction & Engineering–0.59%
Fluor Corp.	8,414	385,193
Jacobs Engineering Group, Inc.	7,097	386,006

	Shares	Value
Construction & Engineering–(continued)
Quanta Services, Inc.(b)	11,923	$392,505
		1,163,704

Construction Machinery & Heavy Trucks–0.60%
Caterpillar Inc.	3,681	395,560
Cummins Inc.	2,439	395,655
PACCAR Inc.	6,093	402,382
		1,193,597

Construction Materials–0.38%
Martin Marietta Materials, Inc.	1,660	369,483
Vulcan Materials Co.	2,992	379,026
		748,509

Consumer Electronics–0.19%
Garmin Ltd.	7,516	383,541

Consumer Finance–1.03%
American Express Co.	4,855	408,985
Capital One Financial Corp.	4,870	402,359
Discover Financial Services	6,439	400,442
Navient Corp.	25,559	425,557
Synchrony Financial	13,589	405,224
		2,042,567

Copper–0.19%
Freeport-McMoRan Inc.(b)	31,556	378,988

Data Processing & Outsourced Services–2.17%
Alliance Data Systems Corp.	1,615	414,554
Automatic Data Processing, Inc.	3,895	399,082
Fidelity National Information Services, Inc.	4,609	393,609
Fiserv, Inc.(b)	3,174	388,307
Global Payments Inc.	4,376	395,240
Mastercard Inc.–Class A	3,169	384,875
Paychex, Inc.	6,660	379,220
PayPal Holdings, Inc.(b)	7,303	391,952
Total System Services, Inc.	6,558	382,004
Visa Inc.–Class A	4,124	386,749
Western Union Co. (The)	20,517	390,849
		4,306,441

Department Stores–0.60%
Kohl’s Corp.	10,299	398,262
Macy’s, Inc.	17,182	399,310
Nordstrom, Inc.	8,270	395,554
		1,193,126

Distillers & Vintners–0.40%
Brown-Forman Corp.–Class B	7,933	385,544
Constellation Brands, Inc.–Class A	2,154	417,294
		802,838

Distributors–0.40%
Genuine Parts Co.	4,256	394,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Distributors–(continued)
LKQ Corp.(b)	12,199	$401,957
		796,744

Diversified Banks–1.01%
Bank of America Corp.	16,478	399,756
Citigroup Inc.	6,051	404,691
JPMorgan Chase & Co.	4,484	409,838
U.S. Bancorp	7,374	382,858
Wells Fargo & Co.	7,249	401,667
		1,998,810

Diversified Chemicals–0.58%
Dow Chemical Co. (The)	6,024	379,933
E. I. du Pont de Nemours and Co.	4,704	379,660
Eastman Chemical Co.	4,723	396,685
		1,156,278

Diversified Support Services–0.20%
Cintas Corp.	3,152	397,278

Drug Retail–0.39%
CVS Health Corp.	4,892	393,610
Walgreens Boots Alliance, Inc.	4,815	377,063
		770,673

Electric Utilities–2.68%
Alliant Energy Corp.	9,452	379,687
American Electric Power Co., Inc.	5,427	377,014
Duke Energy Corp.	4,549	380,251
Edison International	4,797	375,077
Entergy Corp.	4,918	377,555
Eversource Energy	6,260	380,044
Exelon Corp.	10,651	384,181
FirstEnergy Corp.	13,398	390,686
NextEra Energy, Inc.	2,780	389,561
PG&E Corp.	5,724	379,902
Pinnacle West Capital Corp.	4,431	377,344
PPL Corp.	9,950	384,667
Southern Co. (The)	7,695	368,437
Xcel Energy, Inc.	8,236	377,868
		5,322,274

Electrical Components & Equipment–1.01%
Acuity Brands, Inc.	2,200	447,216
AMETEK, Inc.	6,252	378,683
Eaton Corp. PLC	5,149	400,747
Emerson Electric Co.	6,424	382,999
Rockwell Automation, Inc.	2,405	389,514
		1,999,159

Electronic Components–0.40%
Amphenol Corp.–Class A	5,148	380,025
Corning Inc.	13,472	404,834
		784,859

	Shares	Value
Electronic Equipment & Instruments–0.18%
FLIR Systems, Inc.	10,584	$366,841

Electronic Manufacturing Services–0.19%
TE Connectivity Ltd.	4,899	385,453

Environmental & Facilities Services–0.58%
Republic Services, Inc.	6,099	388,689
Stericycle, Inc.(b)	4,936	376,716
Waste Management, Inc.	5,368	393,743
		1,159,148

Fertilizers & Agricultural Chemicals–0.78%
CF Industries Holdings, Inc.	14,312	400,164
FMC Corp.	5,090	371,824
Monsanto Co.	3,318	392,718
Mosaic Co. (The)	16,590	378,750
		1,543,456

Financial Exchanges & Data–1.20%
CBOE Holdings Inc.	4,345	397,133
CME Group Inc.–Class A	3,135	392,628
Intercontinental Exchange, Inc.	6,097	401,914
Moody’s Corp.	3,352	407,871
Nasdaq, Inc.	5,529	395,268
S&P Global Inc.	2,656	387,750
		2,382,564

Food Distributors–0.18%
Sysco Corp.	7,066	355,632

Food Retail–0.38%
Kroger Co. (The)	12,671	295,487
Whole Foods Market, Inc.	10,916	459,673
		755,160

Footwear–0.22%
NIKE, Inc.–Class B	7,295	430,405

General Merchandise Stores–0.55%
Dollar General Corp.	5,170	372,705
Dollar Tree, Inc.(b)	5,174	361,766
Target Corp.	6,879	359,703
		1,094,174

Gold–0.19%
Newmont Mining Corp.	11,393	369,019

Health Care Distributors–1.00%
AmerisourceBergen Corp.	4,249	401,658
Cardinal Health, Inc.	5,186	404,093
Henry Schein, Inc.(b)	2,099	384,159
McKesson Corp.	2,386	392,593
Patterson Cos. Inc.	8,419	395,272
		1,977,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–2.78%
Abbott Laboratories	8,208	$398,991
Baxter International Inc.	6,620	400,775
Becton, Dickinson and Co.	2,024	394,903
Boston Scientific Corp.(b)	14,019	388,607
C.R. Bard, Inc.	1,240	391,976
Danaher Corp.	4,615	389,460
Edwards Lifesciences Corp.(b)	3,358	397,050
Hologic, Inc.(b)	8,730	396,167
IDEXX Laboratories, Inc.(b)	2,369	382,404
Intuitive Surgical, Inc.(b)	425	397,532
Medtronic PLC	4,518	400,973
Stryker Corp.	2,748	381,367
Varian Medical Systems, Inc.(b)	3,813	393,463
Zimmer Biomet Holdings, Inc.	3,124	401,122
		5,514,790

Health Care Facilities–0.42%
HCA Healthcare, Inc.(b)	4,666	406,875
Universal Health Services, Inc.–Class B	3,437	419,589
		826,464

Health Care REIT’s–0.61%
HCP, Inc.	12,509	399,788
Ventas, Inc.	5,832	405,207
Welltower Inc.	5,310	397,453
		1,202,448

Health Care Services–1.04%
DaVita Inc.(b)	6,049	391,733
Envision Healthcare Corp.(b)	6,946	435,306
Express Scripts Holding Co.(b)	6,351	405,448
Laboratory Corp. of America Holdings(b)	2,773	427,430
Quest Diagnostics Inc.	3,597	399,843
		2,059,760

Health Care Supplies–0.60%
Align Technology, Inc.(b)	2,619	393,164
Cooper Cos., Inc. (The)	1,642	393,128
DENTSPLY SIRONA Inc.	6,157	399,220
		1,185,512

Health Care Technology–0.20%
Cerner Corp.(b)	5,884	391,109

Home Entertainment Software–0.38%
Activision Blizzard, Inc.	6,721	386,928
Electronic Arts Inc.(b)	3,530	373,192
		760,120

Home Furnishings–0.40%
Leggett & Platt, Inc.	7,475	392,662
Mohawk Industries, Inc.(b)	1,628	393,471
		786,133

	Shares	Value
Home Improvement Retail–0.39%
Home Depot, Inc. (The)	2,549	$391,017
Lowe’s Cos., Inc.	4,959	384,471
		775,488

Homebuilding–0.61%
D.R. Horton, Inc.	11,601	401,046
Lennar Corp.–Class A	7,500	399,900
PulteGroup Inc.	16,639	408,155
		1,209,101

Homefurnishing Retail–0.17%
Bed Bath & Beyond Inc.	10,943	332,667

Hotel and Resort REIT’s–0.20%
Host Hotels & Resorts Inc.	21,220	387,689

Hotels, Resorts & Cruise Lines–0.98%
Carnival Corp.	6,157	403,714
Hilton Worldwide Holdings Inc.	6,023	372,523
Marriott International Inc.–Class A	3,807	381,880
Royal Caribbean Cruises Ltd.	3,550	387,766
Wyndham Worldwide Corp.	3,943	395,917
		1,941,800

Household Appliances–0.20%
Whirlpool Corp.	2,041	391,096

Household Products–0.97%
Church & Dwight Co., Inc.	7,358	381,733
Clorox Co. (The)	2,843	378,801
Colgate-Palmolive Co.	5,154	382,066
Kimberly-Clark Corp.	3,028	390,945
Procter & Gamble Co. (The)	4,423	385,465
		1,919,010

Housewares & Specialties–0.20%
Newell Brands, Inc.	7,325	392,766

Human Resource & Employment Services–0.20%
Robert Half International, Inc.	8,254	395,614

Hypermarkets & Super Centers–0.36%
Costco Wholesale Corp.	2,161	345,609
Wal-Mart Stores, Inc.	4,910	371,589
		717,198

Independent Power Producers & Energy Traders–0.39%
AES Corp. (The)	33,279	369,730
NRG Energy, Inc.	23,369	402,414
		772,144

Industrial Conglomerates–0.78%
3M Co.	1,884	392,230
General Electric Co.	13,959	377,033
Honeywell International Inc.	2,914	388,407
Roper Technologies, Inc.	1,704	394,527
		1,552,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial Gases–0.38%
Air Products and Chemicals, Inc.	2,673	$382,399
Praxair, Inc.	2,863	379,491
		761,890

Industrial Machinery–1.97%
Dover Corp.	4,697	376,793
Flowserve Corp.	8,259	383,465
Fortive Corp.	6,182	391,630
Illinois Tool Works Inc.	2,693	385,772
Ingersoll-Rand PLC	4,425	404,401
Parker-Hannifin Corp.	2,483	396,833
Pentair PLC (United Kingdom)	5,886	391,655
Snap-on Inc.	2,475	391,050
Stanley Black & Decker Inc.	2,785	391,933
Xylem, Inc.	7,226	400,537
		3,914,069

Industrial REIT’s–0.20%
Prologis, Inc.	6,826	400,277

Insurance Brokers–0.78%
Aon PLC	2,940	390,873
Arthur J. Gallagher & Co.	6,738	385,751
Marsh & McLennan Cos., Inc.	4,985	388,631
Willis Towers Watson PLC	2,677	389,396
		1,554,651

Integrated Oil & Gas–0.58%
Chevron Corp.	3,665	382,370
Exxon Mobil Corp.	4,748	383,306
Occidental Petroleum Corp.	6,392	382,689
		1,148,365

Integrated Telecommunication Services–0.56%
AT&T Inc.	10,055	379,375
CenturyLink Inc.	14,938	356,720
Verizon Communications Inc.	8,347	372,777
		1,108,872

Internet & Direct Marketing Retail–0.98%
Amazon.com, Inc.(b)(d)	398	385,264
Expedia, Inc.	2,715	404,399
Netflix Inc.(b)	2,467	368,595
Priceline Group Inc. (The)(b)	211	394,680
TripAdvisor Inc.(b)	10,406	397,509
		1,950,447

Internet Software & Services–0.98%
Akamai Technologies, Inc.(b)	8,103	403,610
Alphabet Inc.–Class A(b)	203	188,725
Alphabet Inc.–Class C(b)	202	183,564
eBay Inc.(b)	11,163	389,812
Facebook, Inc.–Class A(b)	2,603	393,001

	Shares	Value
Internet Software & Services–(continued)
VeriSign, Inc.(b)	4,223	$392,570
		1,951,282

Investment Banking & Brokerage–1.00%
Charles Schwab Corp. (The)	9,445	405,757
E*TRADE Financial Corp.(b)	10,558	401,521
Goldman Sachs Group, Inc. (The)	1,753	388,991
Morgan Stanley	8,684	386,959
Raymond James Financial, Inc.	4,982	399,656
		1,982,884

IT Consulting & Other Services–1.19%
Accenture PLC–Class A	3,099	383,284
Cognizant Technology Solutions Corp.–Class A	5,881	390,499
CSRA Inc.	12,401	393,732
DXC Technology Co.	5,193	398,407
Gartner, Inc.(b)	3,285	405,730
International Business Machines Corp.	2,530	389,190
		2,360,842

Leisure Products–0.39%
Hasbro, Inc.	3,614	402,997
Mattel, Inc.	17,513	377,055
		780,052

Life & Health Insurance–1.38%
Aflac, Inc.	5,000	388,400
Lincoln National Corp.	5,714	386,152
MetLife, Inc.	7,381	405,512
Principal Financial Group, Inc.	6,010	385,061
Prudential Financial, Inc.	3,619	391,359
Torchmark Corp.	5,081	388,696
Unum Group	8,389	391,179
		2,736,359

Life Sciences Tools & Services–1.19%
Agilent Technologies, Inc.	6,587	390,675
Illumina, Inc.(b)	2,243	389,205
Mettler-Toledo International Inc.(b)	656	386,082
PerkinElmer, Inc.	6,102	415,790
Thermo Fisher Scientific, Inc.	2,229	388,894
Waters Corp.(b)	2,108	387,535
		2,358,181

Managed Health Care–1.20%
Aetna Inc.	2,603	395,213
Anthem, Inc.	2,086	392,439
Centene Corp.(b)	5,032	401,956
Cigna Corp.	2,338	391,358
Humana Inc.	1,697	408,332
UnitedHealth Group Inc.	2,149	398,468
		2,387,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Metal & Glass Containers–0.21%
Ball Corp.	9,682	$408,677

Motorcycle Manufacturers–0.20%
Harley-Davidson, Inc.	7,320	395,426

Movies & Entertainment–0.78%
Time Warner Inc.	3,931	394,712
Twenty-First Century Fox, Inc.–Class A	9,516	269,683
Twenty-First Century Fox, Inc.–Class B	4,404	122,740
Viacom Inc.–Class B	11,018	369,874
Walt Disney Co. (The)	3,692	392,275
		1,549,284

Multi-Line Insurance–0.78%
American International Group, Inc.	6,077	379,934
Assurant, Inc.	3,835	397,651
Hartford Financial Services Group, Inc. (The)	7,547	396,746
Loews Corp.	8,216	384,591
		1,558,922

Multi-Sector Holdings–0.40%
Berkshire Hathaway Inc.–Class B(b)	2,293	388,365
Leucadia National Corp.	15,428	403,597
		791,962

Multi-Utilities–2.11%
Ameren Corp.	6,963	380,667
CenterPoint Energy, Inc.	13,811	378,145
CMS Energy Corp.	8,301	383,921
Consolidated Edison, Inc.	4,684	378,561
Dominion Energy, Inc.	4,918	376,866
DTE Energy Co.	3,578	378,517
NiSource Inc.	15,135	383,824
Public Service Enterprise Group Inc.	8,797	378,359
SCANA Corp.	5,731	384,034
Sempra Energy	3,391	382,335
WEC Energy Group, Inc.	6,178	379,206
		4,184,435

Office REIT’s–0.78%
Alexandria Real Estate Equities, Inc.	3,287	395,985
Boston Properties, Inc.	3,113	382,961
SL Green Realty Corp.	3,672	388,498
Vornado Realty Trust	4,164	390,999
		1,558,443

Oil & Gas Drilling–0.38%
Helmerich & Payne, Inc.	7,321	397,823
Transocean Ltd.(b)	44,272	364,359
		762,182

Oil & Gas Equipment & Services–0.94%
Baker Hughes Inc.	7,023	382,824
Halliburton Co.	8,695	371,363
National Oilwell Varco Inc.	11,401	375,549

	Shares	Value
Oil & Gas Equipment & Services–(continued)
Schlumberger Ltd.	5,597	$368,507
TechnipFMC PLC (United Kingdom)(b)	13,665	371,688
		1,869,931

Oil & Gas Exploration & Production–3.29%
Anadarko Petroleum Corp.	8,128	368,523
Apache Corp.	8,068	386,699
Cabot Oil & Gas Corp.	17,047	427,539
Chesapeake Energy Corp.(b)	78,479	390,041
Cimarex Energy Co.	3,903	366,921
Concho Resources Inc.(b)	3,147	382,455
ConocoPhillips	8,701	382,496
Devon Energy Corp.	11,971	382,713
EOG Resources, Inc.	4,329	391,861
EQT Corp.	6,904	404,505
Hess Corp.	8,573	376,097
Marathon Oil Corp.	31,103	368,571
Murphy Oil Corp.	15,471	396,522
Newfield Exploration Co.(b)	12,975	369,268
Noble Energy, Inc.	13,393	379,022
Pioneer Natural Resources Co.	2,301	367,194
Range Resources Corp.	16,833	390,021
		6,530,448

Oil & Gas Refining & Marketing–0.80%
Marathon Petroleum Corp.	7,128	373,008
Phillips 66	4,900	405,181
Tesoro Corp.	4,248	397,613
Valero Energy Corp.	5,976	403,141
		1,578,943

Oil & Gas Storage & Transportation–0.61%
Kinder Morgan, Inc.	20,442	391,669
ONEOK, Inc.	7,887	411,386
Williams Cos., Inc. (The)	13,270	401,815
		1,204,870

Packaged Foods & Meats–2.06%
Campbell Soup Co.	6,898	359,731
Conagra Brands, Inc.	10,063	359,853
General Mills, Inc.	6,831	378,437
Hershey Co. (The)	3,420	367,205
Hormel Foods Corp.	11,217	382,612
JM Smucker Co. (The)	3,066	362,800
Kellogg Co.	5,368	372,861
Kraft Heinz Co. (The)	4,293	367,653
McCormick & Co., Inc.	3,740	364,687
Mondelez International, Inc.–Class A	8,558	369,620
Tyson Foods, Inc.–Class A	6,420	402,085
		4,087,544

Paper Packaging–0.80%
Avery Dennison Corp.	4,637	409,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Paper Packaging–(continued)
International Paper Co.	7,105	$402,214
Sealed Air Corp.	8,835	395,454
WestRock Co.	6,806	385,628
		1,593,068

Personal Products–0.39%
Coty, Inc.–Class A	20,813	390,452
Estee Lauder Cos. Inc. (The)–Class A	4,047	388,431
		778,883

Pharmaceuticals–2.01%
Allergan PLC	1,678	407,905
Bristol-Myers Squibb Co.	7,256	404,304
Eli Lilly and Co.	4,812	396,028
Johnson & Johnson	2,972	393,166
Mallinckrodt PLC(b)	9,680	433,761
Merck & Co., Inc.	6,057	388,193
Mylan N.V.(b)	9,728	377,641
Perrigo Co. PLC	5,453	411,810
Pfizer Inc.	11,902	399,788
Zoetis Inc.	6,231	388,690
		4,001,286

Property & Casualty Insurance–1.19%
Allstate Corp. (The)(d)	4,463	394,708
Chubb Ltd.	2,660	386,711
Cincinnati Financial Corp.	5,433	393,621
Progressive Corp. (The)	8,969	395,443
Travelers Cos., Inc. (The)	3,114	394,014
XL Group Ltd. (Bermuda)	9,161	401,252
		2,365,749

Publishing–0.20%
News Corp.–Class A	21,579	295,632
News Corp.–Class B	6,771	95,810
		391,442

Railroads–0.80%
CSX Corp.	7,351	401,071
Kansas City Southern	3,915	409,705
Norfolk Southern Corp.	3,279	399,054
Union Pacific Corp.	3,553	386,957
		1,596,787

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(b)	11,163	406,333

Regional Banks–2.39%
BB&T Corp.	8,841	401,470
Citizens Financial Group, Inc.	10,733	382,953
Comerica Inc.	5,367	393,079
Fifth Third Bancorp	15,564	404,042
Huntington Bancshares Inc.	29,347	396,771
KeyCorp	20,947	392,547
M&T Bank Corp.	2,387	386,575

	Shares	Value
Regional Bank–(continued)
People’s United Financial Inc.	22,073	$389,809
PNC Financial Services Group, Inc. (The)	3,166	395,338
Regions Financial Corp.	27,086	396,539
SunTrust Banks, Inc.	6,896	391,141
Zions Bancorp.	9,211	404,455
		4,734,719

Reinsurance–0.20%
Everest Re Group, Ltd.	1,525	388,250

Research & Consulting Services–0.79%
Equifax Inc.	2,877	395,357
IHS Markit Ltd.(b)	8,420	370,817
Nielsen Holdings PLC	10,354	400,286
Verisk Analytics, Inc.–Class A(b)	4,870	410,882
		1,577,342

Residential REIT’s–1.15%
Apartment Investment & Management Co.–Class A	8,791	377,749
AvalonBay Communities, Inc.	1,999	384,148
Equity Residential	5,767	379,642
Essex Property Trust, Inc.	1,464	376,643
Mid-America Apartment Communities, Inc.	3,637	383,267
UDR, Inc.	9,696	377,853
		2,279,302

Restaurants–0.95%
Chipotle Mexican Grill, Inc.(b)	846	352,021
Darden Restaurants, Inc.	4,233	382,832
McDonald’s Corp.	2,574	394,234
Starbucks Corp.	6,271	365,662
Yum! Brands, Inc.	5,335	393,510
		1,888,259

Retail REIT’s–1.38%
Federal Realty Investment Trust	3,127	395,221
GGP Inc.	16,725	394,041
Kimco Realty Corp.	21,026	385,827
Macerich Co. (The)	6,684	388,073
Realty Income Corp.	7,051	389,074
Regency Centers Corp.	6,253	391,688
Simon Property Group, Inc.	2,506	405,371
		2,749,295

Semiconductor Equipment–0.53%
Applied Materials, Inc.	8,717	360,099
KLA-Tencor Corp.	3,823	349,843
Lam Research Corp.	2,471	349,474
		1,059,416

Semiconductors–2.25%
Advanced Micro Devices, Inc.(b)	31,762	396,390
Analog Devices, Inc.	4,962	386,044
Broadcom Ltd.	1,602	373,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Semiconductor–(continued)
Intel Corp.	10,922	$368,508
Microchip Technology Inc.	4,671	360,508
Micron Technology, Inc.(b)	12,746	380,595
NVIDIA Corp.	2,606	376,723
Qorvo, Inc.(b)	5,181	328,061
QUALCOMM, Inc.	6,836	377,484
Skyworks Solutions, Inc.	3,644	349,642
Texas Instruments Inc.	4,820	370,803
Xilinx, Inc.	5,963	383,540
		4,451,644

Soft Drinks–0.78%
Coca-Cola Co. (The)	8,605	385,934
Dr Pepper Snapple Group, Inc.	4,266	388,675
Monster Beverage Corp.(b)	7,792	387,107
PepsiCo, Inc.	3,363	388,393
		1,550,109

Specialized Consumer Services–0.23%
H&R Block, Inc.	14,892	460,312

Specialized REIT’s–1.58%
American Tower Corp.–Class A	2,993	396,034
Crown Castle International Corp.	3,820	382,688
Digital Realty Trust, Inc.	3,441	388,661
Equinix, Inc.	887	380,665
Extra Space Storage Inc.	5,234	408,252
Iron Mountain Inc.	11,709	402,321
Public Storage	1,878	391,619
Weyerhaeuser Co.	11,737	393,189
		3,143,429

Specialty Chemicals–0.96%
Albemarle Corp.	3,379	356,620
Ecolab Inc.	2,914	386,833
International Flavors & Fragrances Inc.	2,842	383,670
PPG Industries, Inc.	3,547	390,028
Sherwin-Williams Co. (The)	1,105	387,811
		1,904,962

Specialty Stores–0.99%
Signet Jewelers Ltd.	6,556	414,602
Staples, Inc.	42,166	424,612
Tiffany & Co.	4,118	386,557
Tractor Supply Co.	6,840	370,796
Ulta Beauty, Inc.(b)	1,266	363,772
		1,960,339

Steel–0.19%
Nucor Corp.	6,523	377,486

Systems Software–1.02%
CA, Inc.	12,299	423,946

	Shares	Value
Systems Software–(continued)
Microsoft Corp.	5,546	$382,286
Oracle Corp.	8,661	434,262
Red Hat, Inc.(b)	4,389	420,247
Symantec Corp.	13,127	370,838
		2,031,579

Technology Hardware, Storage & Peripherals–1.36%
Apple Inc.	2,617	376,900
Hewlett Packard Enterprise Co.	22,956	380,840
HP Inc.	21,912	383,022
NetApp, Inc.	9,868	395,213
Seagate Technology PLC	9,204	356,655
Western Digital Corp.	4,533	401,624
Xerox Corp.	14,049	403,628
		2,697,882

Tires & Rubber–0.19%
Goodyear Tire & Rubber Co. (The)	11,002	384,630

Tobacco–0.58%
Altria Group, Inc.	5,168	384,861
Philip Morris International Inc.	3,246	381,243
Reynolds American Inc.	5,972	388,419
		1,154,523

Trading Companies & Distributors–0.60%
Fastenal Co.	8,961	390,072
United Rentals, Inc.(b)	3,538	398,768
W.W. Grainger, Inc.	2,211	399,152
		1,187,992

Trucking–0.20%
J.B. Hunt Transport Services, Inc.	4,408	402,803

Water Utilities–0.19%
American Water Works Co., Inc.	4,942	385,229
Total Common Stocks & Other Equity Interests (Cost $139,667,846)		194,961,860

Money Market Funds–1.42%
Government & Agency Portfolio–Institutional Class, 0.89%(e)	1,691,816	1,691,816
Treasury Portfolio–Institutional Class, 0.85%(e)	1,127,877	1,127,877
Total Money Market Funds (Cost $2,819,693)		2,819,693
TOTAL INVESTMENTS–99.59% (Cost $142,487,539)		197,781,553
OTHER ASSETS LESS LIABILITIES–0.41%		812,654
NET ASSETS–100.00%		$198,594,207

Investment Abbreviations:

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of June 30, 2017 represented less than 1% of the Fund`s Net Assets. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets as of June 30, 2017

Consumer Discretionary	15.9%
Industrials	13.3
Financials	13.2
Information Technology	13.0
Health Care	12.3
Consumer Staples	6.9
Energy	6.6
Real Estate	6.1
Utilities	5.4
Materials	4.8
Telecommunication Services	0.7
Money Market Funds Plus Other Assets Less Liabilities	1.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $139,405,797)	$194,561,961
Investments in affiliates, at value (Cost $3,081,742)	3,219,592
Total investments, at value (Cost $142,487,539)	197,781,553
Receivable for:
Variation margin — futures contracts	1,080
Fund shares sold	748,716
Dividends	224,827
Investment for trustee deferred compensation and retirement plans	30,743
Other assets	2,850
Total assets	198,789,769

Liabilities:
Payable for:
Fund shares reacquired	29,453
Accrued fees to affiliates	80,126
Accrued trustees’ and officers’ fees and benefits	4,992
Accrued other operating expenses	48,242
Trustee deferred compensation and retirement plans	32,749
Total liabilities	195,562
Net assets applicable to shares outstanding	$198,594,207

Net assets consist of:
Shares of beneficial interest	$135,071,434
Undistributed net investment income	2,932,826
Undistributed net realized gain	5,309,927
Net unrealized appreciation	55,280,020
$198,594,207

Net Assets:
Series I	$117,482,969
Series II	$81,111,238

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,315,627
Series II	4,476,129
Series I:
Net asset value per share	$18.60
Series II:
Net asset value per share	$18.12

Investment income:
Dividends (net of foreign withholding taxes of $1,276)	$1,690,281
Dividends from affiliates	14,243
Total investment income	1,704,524

Expenses:
Advisory fees	107,689
Administrative services fees	91,284
Custodian fees	13,235
Distribution fees — Series II	79,364
Transfer agent fees	2,217
Trustees’ and officers’ fees and benefits	12,321
Licensing Fees	33,748
Reports to shareholders	17,267
Professional services fees	22,554
Other	5,060
Total expenses	384,739
Less: Fees waived	(1,466)
Net expenses	383,273
Net investment income	1,321,251

Realized and unrealized gain from:
Net realized gain from:
Investment securities	1,948,692
Futures contracts	252,568
2,201,260
Change in net unrealized appreciation of:
Investment securities	9,737,690
Futures contracts	12,488
9,750,178
Net realized and unrealized gain	11,951,438
Net increase in net assets resulting from operations	$13,272,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$1,321,251	$1,637,645
Net realized gain	2,201,260	4,366,614
Change in net unrealized appreciation	9,750,178	11,005,344
Net increase in net assets resulting from operations	13,272,689	17,009,603

Distributions to shareholders from net investment income:
Series I	—	(658,672)
Series ll	—	(175,080)
Total distributions from net investment income	—	(833,752)

Distributions to shareholders from net realized gains:
Series l	—	(4,417,395)
Series ll	—	(1,836,209)
Total distributions from net realized gains	—	(6,253,604)

Share transactions–net:
Series l	(5,561,789)	79,882,936
Series ll	27,744,900	6,716,713
Net increase in net assets resulting from share transactions	22,183,111	86,599,649
Net increase in net assets	35,455,800	96,521,896

Net assets:
Beginning of period	163,138,407	66,616,511
End of period (includes undistributed net investment income of $2,932,826 and $1,611,575, respectively)	$198,594,207	$163,138,407

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Equally-Weighted S&P 500 Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Equally-Weighted S&P 500 Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Invesco V.I. Equally-Weighted S&P 500 Fund

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $1,466.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $24,794 for accounting and fund administrative services and was reimbursed $66,490 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$194,961,860	$—	$—	$194,961,860
Money Market Funds	2,819,693	—	—	2,819,693
	197,781,553	—	—	197,781,553
Futures Contracts*	(13,994)	—	—	(13,994)
Total Investments	$197,767,559	$—	$—	$197,767,559

*	Unrealized appreciation (depreciation).

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the six months ended June 30, 2017.

	Value 12/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 06/30/17	Dividend Income
Invesco Ltd.	$304,523	$55,828	$(15,263)	$53,927	$884	$399,899	$6,233

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 5—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities

Value of Derivative Investments at Period-End

Open Futures Contracts—Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Long	24	September-2017	$2,905,080	$(13,994)

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Derivative Liabilities	Value
Equity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(13,994)
Derivatives not subject to master netting agreements	13,994
Total Derivative Liabilities subject to master netting agreements	$—

(a)	Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$252,568
Change in Net Unrealized Appreciation:
Futures contracts	12,488
Total	$265,056

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$2,506,803

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $39,571,184 and $17,458,784, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$56,713,486
Aggregate unrealized (depreciation) of investment securities	(2,521,580)
Net unrealized appreciation of investment securities	$54,191,906

Cost of investments for tax purposes is $143,589,647.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	142,199	$2,589,293	5,223,200	$86,064,568
Series II	1,778,057	31,478,674	812,311	13,189,348

Issued as reinvestment of dividends:
Series I	—	—	305,052	5,076,067
Series II	—	—	123,848	2,011,289

Reacquired:
Series I	(450,137)	(8,151,082)	(674,054)	(11,257,699)
Series II	(211,971)	(3,733,774)	(529,053)	(8,483,924)
Net increase in share activity	1,258,148	$22,183,111	5,261,304	$86,599,649

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 92% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$17.24	$0.14	$1.22	$1.36	$—	$—	$—	$18.60	7.89%	$117,483	0.34	%(d)	0.34	%(d)	1.56	%(d)	10%
Year ended 12/31/16	15.81	0.26	1.96	2.22	(0.10)	(0.69)	(0.79)	17.24	14.24	114,202	0.39		0.39		1.56		22
Year ended 12/31/15	19.98	0.26	(0.94)	(0.68)	(0.28)	(3.21)	(3.49)	15.81	(2.68)	27,974	0.55		0.55		1.38		25
Year ended 12/31/14	21.18	0.29	2.41	2.70	(0.33)	(3.57)	(3.90)	19.98	13.88	33,878	0.59		0.59		1.34		18
Year ended 12/31/13	18.23	0.24	5.94	6.18	(0.38)	(2.85)	(3.23)	21.18	35.42	38,144	0.59		0.59		1.16		18
Year ended 12/31/12	18.33	0.33	2.73	3.06	(0.37)	(2.79)	(3.16)	18.23	17.09	34,914	0.46		0.59		1.69		23
Series II
Six months ended 06/30/17	16.82	0.11	1.19	1.30	—	—	—	18.12	7.73	81,111	0.59	(d)	0.59	(d)	1.31	(d)	10
Year ended 12/31/16	15.44	0.21	1.93	2.14	(0.07)	(0.69)	(0.76)	16.82	14.01	48,936	0.64		0.64		1.31		22
Year ended 12/31/15	19.60	0.21	(0.92)	(0.71)	(0.24)	(3.21)	(3.45)	15.44	(2.92)	38,643	0.80		0.80		1.13		25
Year ended 12/31/14	20.84	0.23	2.37	2.60	(0.27)	(3.57)	(3.84)	19.60	13.61	37,205	0.84		0.84		1.09		18
Year ended 12/31/13	17.98	0.19	5.84	6.03	(0.32)	(2.85)	(3.17)	20.84	35.04	38,860	0.84		0.84		0.91		18
Year ended 12/31/12	18.09	0.27	2.71	2.98	(0.30)	(2.79)	(3.09)	17.98	16.88	36,362	0.71		0.84		1.44		23

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $116,952 and $64,018 for Series I and Series II shares, respectively.

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,079.50	$1.75	$1,023.11	$1.71	0.34%
Series II	1,000.00	1,077.90	3.04	1,021.87	2.96	0.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Equally-Weighted S&P 500 Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Multi-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

Invesco V.I. Equally-Weighted S&P 500 Fund

management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The

Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Equally-Weighted S&P 500 Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	6,867,278	1,288,491	1,267,939	2
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	7,433,461	909,805	1,080,443	1
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	6,959,113	1,141,129	1,323,467	1

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Equally-Weighted S&P 500 Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Equity and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIEQI-SAR-1 07192017 0800

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	4.11%
Series II Shares	4.02
Russell 1000 Value Index▼ (Broad Market Index)	4.66
Bloomberg Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	2.66
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	8.59
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries, and government-related and corporate securities.

The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/17

Series I Shares
10 Years	6.29%
5 Years	11.07
1 Year	17.61

Series II Shares
Inception (4/30/03)	8.16%
10 Years	6.14
5 Years	10.80
1 Year	17.34

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are blended returns of the predecessor fund and Invesco V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.58% and 0.83%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.59% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–64.71%
Aerospace & Defense–1.06%
General Dynamics Corp.	81,080	$16,061,948

Apparel, Accessories & Luxury Goods–0.45%
Michael Kors Holdings Ltd.(b)	187,580	6,799,775

Asset Management & Custody Banks–1.92%
Northern Trust Corp.	123,803	12,034,890
State Street Corp.	191,013	17,139,596
		29,174,486

Automobile Manufacturers–0.97%
General Motors Co.	418,959	14,634,238

Biotechnology–0.48%
Amgen Inc.	42,251	7,276,890

Broadcasting–0.21%
CBS Corp.–Class B	49,643	3,166,231

Building Products–1.00%
Johnson Controls International PLC	350,113	15,180,900

Cable & Satellite–1.73%
Charter Communications, Inc.–Class A(b)	30,838	10,387,780
Comcast Corp.–Class A	405,602	15,786,030
		26,173,810

Communications Equipment–1.94%
Cisco Systems, Inc.	510,691	15,984,628
Juniper Networks, Inc.	482,425	13,450,009
		29,434,637

Construction Machinery & Heavy Trucks–0.70%
Caterpillar Inc.	98,406	10,574,709

Data Processing & Outsourced Services–0.63%
PayPal Holdings, Inc.(b)	177,297	9,515,530

Diversified Banks–9.32%
Bank of America Corp.	1,772,233	42,994,373
Citigroup Inc.	826,813	55,297,253
JPMorgan Chase & Co.	469,462	42,908,827
		141,200,453

Diversified Metals & Mining–0.47%
BHP Billiton Ltd. (Australia)	403,227	7,192,937

Drug Retail–1.99%
CVS Health Corp.	145,421	11,700,574
Walgreens Boots Alliance, Inc.	236,161	18,493,768
		30,194,342

Electric Utilities–0.82%
FirstEnergy Corp.	141,731	4,132,876

	Shares	Value
Electric Utilities–(continued)
PG&E Corp.	125,770	$8,347,355
		12,480,231

Fertilizers & Agricultural Chemicals–1.12%
Agrium Inc. (Canada)	71,094	6,433,296
Mosaic Co. (The)	460,840	10,520,977
		16,954,273

Health Care Distributors–0.72%
Cardinal Health, Inc.	139,645	10,881,138

Health Care Equipment–1.69%
Baxter International Inc.	200,973	12,166,905
Medtronic PLC	152,192	13,507,040
		25,673,945

Health Care Facilities–0.18%
HealthSouth Corp.	56,289	2,724,388

Home Improvement Retail–0.56%
Kingfisher PLC (United Kingdom)	2,176,027	8,522,338

Hotels, Resorts & Cruise Lines–1.36%
Carnival Corp.	313,359	20,546,950

Industrial Conglomerates–0.69%
General Electric Co.	387,945	10,478,394

Industrial Machinery–0.83%
Ingersoll-Rand PLC	137,229	12,541,358

Insurance Brokers–2.20%
Aon PLC	116,234	15,453,310
Marsh & McLennan Cos., Inc.	108,794	8,481,580
Willis Towers Watson PLC	64,623	9,400,062
		33,334,952

Integrated Oil & Gas–3.54%
Exxon Mobil Corp.	95,010	7,670,157
Occidental Petroleum Corp.	273,604	16,380,672
Royal Dutch Shell PLC–Class A (United Kingdom)	720,524	19,139,324
TOTAL S.A. (France)	210,388	10,423,995
		53,614,148

Integrated Telecommunication Services–0.59%
Orange S.A. (France)	144,161	2,296,412
Verizon Communications Inc.	148,640	6,638,262
		8,934,674

Internet Software & Services–0.91%
eBay Inc.(b)	396,413	13,842,742

Investment Banking & Brokerage–3.65%
Charles Schwab Corp. (The)	283,660	12,186,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The)	55,659	$12,350,732
Morgan Stanley	691,444	30,810,745
		55,347,510

IT Consulting & Other Services–0.89%
Cognizant Technology Solutions Corp.–Class A	204,289	13,564,790

Managed Health Care–0.63%
Anthem, Inc.	50,378	9,477,613

Movies & Entertainment–0.56%
Time Warner Inc.	84,362	8,470,788

Oil & Gas Equipment & Services–1.86%
Baker Hughes, a GE Co., LLC	250,591	13,659,715
TechnipFMC PLC (United Kingdom)(b)	534,320	14,533,504
		28,193,219

Oil & Gas Exploration & Production–3.23%
Apache Corp.	410,570	19,678,620
Canadian Natural Resources Ltd. (Canada)	489,306	14,118,696
Devon Energy Corp.	476,001	15,217,752
		49,015,068

Other Diversified Financial Services–0.45%
Voya Financial, Inc.	184,329	6,799,897

Packaged Foods & Meats–0.65%
Mondelez International, Inc.–Class A	229,176	9,898,111

Pharmaceuticals–3.64%
Merck & Co., Inc.	240,171	15,392,559
Novartis AG (Switzerland)	142,832	11,927,131
Pfizer Inc.	505,834	16,990,964
Sanofi (France)	113,696	10,927,561
		55,238,215

Railroads–0.79%
CSX Corp.	218,998	11,948,531

Regional Banks–5.93%
BB&T Corp.	97,654	4,434,468
Citizens Financial Group, Inc.	672,028	23,977,959
Comerica Inc.	174,991	12,816,341
Fifth Third Bancorp	644,700	16,736,412
First Horizon National Corp.	453,832	7,905,753
KeyCorp	216,221	4,051,982
PNC Financial Services Group, Inc. (The)	160,192	20,003,175
		89,926,090

Semiconductors–1.50%
Intel Corp.	293,887	9,915,747
QUALCOMM Inc.	231,158	12,764,545
		22,680,292

	Shares	Value
Systems Software–1.60%
Oracle Corp.	482,641	$24,199,620

Tobacco–0.76%
Philip Morris International Inc.	98,181	11,531,359

Wireless Telecommunication Services–0.49%
Vodafone Group PLC–ADR (United Kingdom)	256,303	7,363,585
Total Common Stocks & Other Equity Interests (Cost $708,072,310)		980,765,105

	Principal Amount
Bonds and Notes–17.78%
Advertising–0.02%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$370,000	370,934

Aerospace & Defense–0.23%
BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	288,000	289,349
Northrop Grumman Corp., Sr. Unsec. Global Notes, 1.75%, 06/01/2018	1,830,000	1,832,266
Precision Castparts Corp., Sr. Unsec. Global Notes, 1.25%, 01/15/2018	590,000	589,552
2.50%, 01/15/2023	365,000	363,628
United Technologies Corp., Sr. Unsec. Global Notes, 4.05%, 05/04/2047	438,000	449,716
		3,524,511

Agricultural & Farm Machinery–0.09%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	1,275,000	1,291,305

Agricultural Products–0.02%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	255,000	322,052

Air Freight & Logistics–0.24%
FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	440,000	491,094
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	910,000	1,021,832
United Parcel Service, Inc., Sr. Unsec. Global Notes, 1.13%, 10/01/2017	1,925,000	1,924,346
Sr. Unsec. Notes, 3.40%, 11/15/2046	258,000	246,553
		3,683,825

Airlines–0.14%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	386,023	398,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Airlines–(continued)
Continental Airlines Pass Through Trust, Series 2010-1, Class A,
Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	$204,967	$216,880
Series 2012-1, Class A,
Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	409,594	433,913
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 01/02/2020	108,964	113,187
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	498,014	517,934
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 04/23/2025(c)	372,724	385,769
		2,065,770

Apparel Retail–0.02%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	301,000	306,580

Application Software–0.37%
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	2,171,000	2,611,984
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(d)	2,270,000	2,199,063
RealPage, Inc., Sr. Unsec. Conv. Notes, 1.50%, 11/15/2022(c)	690,000	754,256
		5,565,303

Asset Management & Custody Banks–0.11%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	425,000	432,999
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	460,000	467,623
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	395,000	406,293
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	315,000	333,483
		1,640,398

Automobile Manufacturers–0.29%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/2018(c)	555,000	555,623

	Principal Amount	Value
Automobile Manufacturers–(continued)
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 1.72%, 12/06/2017	$1,445,000	$1,445,049
3.10%, 05/04/2023	267,000	264,098
3.81%, 01/09/2024	445,000	450,460
4.13%, 08/04/2025	687,000	696,360
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	397,000	463,133
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	503,000	543,037
		4,417,760

Automotive Retail–0.07%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	660,000	700,137
5.75%, 05/01/2020	399,000	432,329
		1,132,466

Biotechnology–0.53%
AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	720,000	762,064
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	2,388,000	2,852,168
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	485,000	514,563
4.63%, 05/15/2044	1,390,000	1,466,668
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/2021	492,000	531,302
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024(c)	1,853,000	1,844,893
		7,971,658

Brewers–0.35%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	625,000	633,881
3.30%, 02/01/2023	593,000	610,863
4.70%, 02/01/2036	1,005,000	1,105,271
4.90%, 02/01/2046	1,122,000	1,276,902
Heineken NV (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	1,000,000	1,019,944
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	341,000	337,224
4.20%, 07/15/2046	395,000	391,897
		5,375,982

Broadcasting–0.63%
Liberty Media Corp., Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(c)(d)	1,538,000	1,662,962
Sr. Unsec. Conv. Notes, 1.00%, 01/30/2023(c)	570,000	662,981
1.38%, 10/15/2023	6,063,000	7,208,301
		9,534,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Cable & Satellite–0.65%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	$1,065,000	$1,136,821
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/2018	445,000	461,141
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	305,000	407,283
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/2039(c)	2,080,000	2,761,341
DISH Network Corp., Sr. Unsec. Conv. Notes, 3.38%, 08/15/2026(c)	3,749,000	4,564,408
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	175,000	190,603
5.95%, 04/01/2041	215,000	275,849
		9,797,446

Commodity Chemicals–0.07%
Basell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	745,000	1,001,318

Communications Equipment–0.61%
Ciena Corp., Sr. Unsec. Conv. Bonds, 4.00%, 12/15/2020	1,610,000	2,283,181
Finisar Corp., Sr. Unsec. Conv. Notes, 0.50%, 12/15/2021(c)(d)	1,114,000	1,090,328
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	3,377,000	3,746,359
Sr. Unsec. Conv. Notes, 1.00%, 03/01/2024(c)	1,986,000	2,085,300
		9,205,168

Construction & Engineering–0.10%
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/01/2044	250,000	246,058
5.25%, 10/01/2054	1,321,000	1,277,467
		1,523,525

Consumer Finance–0.02%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	336,000	344,904

Data Processing & Outsourced Services–0.29%
Blackhawk Network Holdings, Inc., Sr. Unsec. Conv. Notes, 1.50%, 01/15/2022(c)	3,275,000	3,668,000
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	670,000	729,047
		4,397,047

Diversified Banks–1.25%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.88%, 01/25/2022(c)	350,000	353,003

	Principal Amount	Value
Diversified Banks–(continued)
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	$713,000	$709,604
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/2017	975,000	991,703
Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	615,000	618,447
5.65%, 05/01/2018	350,000	361,122
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	565,000	545,398
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	700,000	728,209
Citigroup Inc., Unsec. Sub. Global Notes, 5.30%, 05/06/2044	250,000	285,556
6.68%, 09/13/2043	815,000	1,093,397
Unsec. Sub. Notes, 4.75%, 05/18/2046	375,000	397,458
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	1,085,000	1,087,264
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(c)	325,000	337,617
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	415,000	409,741
4.26%, 02/22/2048	525,000	550,864
4.50%, 01/24/2022	80,000	86,779
Unsec. Sub. Global Notes, 4.25%, 10/01/2027	345,000	359,383
Series V, Jr. Unsec. Sub. Global Notes, 5.00% (e)	640,000	654,400
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	200,000	211,902
National Australia Bank Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	930,000	932,143
Sr. Unsec. Notes, 1.88%, 07/12/2021	945,000	925,279
3.50%, 01/10/2027(c)	1,055,000	1,071,227
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	315,000	309,283
Société Générale S.A. (France), Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	890,000	900,936
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	735,000	782,292
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	680,000	688,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	$715,000	$722,871
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	295,000	292,405
Wells Fargo & Co., Sr. Unsec. Medium-Term Global Notes, 1.50%, 01/16/2018	180,000	180,010
Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	655,000	667,401
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	450,000	465,094
4.65%, 11/04/2044	1,200,000	1,267,608
		18,986,496

Diversified Capital Markets–0.56%
Credit Suisse Nassau (Switzerland), Sr. Unsec. Conv. Medium-Term Notes, 0.05%, 06/24/2024(c)	7,880,000	7,718,460
Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	686,000	770,225
		8,488,685

Diversified Chemicals–0.05%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	795,000	805,893

Diversified Metals & Mining–0.02%
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	200,000	265,299

Diversified Support Services–0.04%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2017	560,000	570,501

Drug Retail–0.16%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	375,000	381,157
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	830,205	935,992
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.30%, 11/18/2021	602,000	620,701
4.50%, 11/18/2034	444,000	464,351
		2,402,201

Electric Utilities–0.27%
Duke Energy Corp., Sr. Unsec. Global Notes, 2.10%, 06/15/2018	1,250,000	1,255,001
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(c)(e)	745,000	771,075
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	150,000	158,932
4.88%, 01/22/2044(c)	930,000	983,957

	Principal Amount	Value
Electric Utilities–(continued)
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	$569,000	$578,669
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	200,000	222,865
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	50,000	66,930
		4,037,429

Electrical Components & Equipment–0.16%
Eaton Corp., Sr. Unsec. Gtd. Global Notes, 1.50%, 11/02/2017	2,490,000	2,490,807

Environmental & Facilities Services–0.03%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	469,000	485,548

Fertilizers & Agricultural Chemicals–0.02%
Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	305,000	305,809

Financial Exchanges & Data–0.07%
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	935,000	1,011,991

Gas Utilities–0.04%
NiSource Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.38%, 05/15/2047	616,000	644,205

General Merchandise Stores–0.02%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	365,000	372,062

Health Care Distributors–0.07%
McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	1,095,000	1,101,578

Health Care Equipment–0.77%
Becton, Dickinson and Co., Sr. Unsec. Global Notes, 4.88%, 05/15/2044	750,000	781,898
Sr. Unsec. Notes, 2.68%, 12/15/2019	274,000	277,528
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022(c)	1,334,000	1,364,849
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	731,000	738,071
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	1,076,000	1,114,813
4.38%, 03/15/2035	358,000	393,202
4.63%, 03/15/2044	525,000	588,013
NuVasive, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 03/15/2021	1,880,000	2,603,800
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	986,000	1,397,655
Wright Medical Group, Inc., Sr. Unsec. Conv. Bonds, 2.00%, 02/15/2020	2,203,000	2,459,099
		11,718,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Health Care Facilities–0.16%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	$2,401,000	$2,390,496

Health Care REIT’s–0.08%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	505,000	514,736
4.20%, 03/01/2024	480,000	499,043
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	215,000	250,901
		1,264,680

Health Care Services–0.10%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	575,000	577,059
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	602,000	613,204
4.70%, 02/01/2045	264,000	275,391
		1,465,654

Home Improvement Retail–0.04%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	631,000	630,239

Homebuilding–0.07%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,050,000	981,750

Hotel and Resort REIT’s–0.03%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.50%, 06/15/2023	270,000	282,693
5.00%, 08/15/2022	200,000	214,656
		497,349

Housewares & Specialties–0.03%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	475,000	506,771

Insurance Brokers–0.02%
Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	250,000	252,950

Integrated Oil & Gas–0.34%
Cenovus Energy Inc. (Canada), Sr. Unsec. Notes, 5.25%, 06/15/2037(c)	707,000	666,348
Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/2018	1,428,000	1,434,756
1.72%, 06/24/2018	520,000	523,555
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	300,000	311,993
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	365,000	368,440
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	570,000	591,521

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	$897,000	$887,510
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	334,000	341,305
		5,125,428

Integrated Telecommunication Services–0.50%
AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	520,000	520,875
3.40%, 05/15/2025	289,000	284,577
3.80%, 03/15/2022	330,000	341,853
4.50%, 05/15/2035	463,000	458,641
4.80%, 06/15/2044	935,000	926,970
5.15%, 03/15/2042	90,000	92,969
5.35%, 09/01/2040	101,000	107,429
6.15%, 09/15/2034	140,000	161,811
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 5.21%, 03/08/2047	700,000	746,983
7.05%, 06/20/2036	360,000	475,512
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.13%, 08/15/2046	83,000	74,291
4.40%, 11/01/2034	325,000	323,527
4.52%, 09/15/2048	1,988,000	1,896,705
5.01%, 08/21/2054	694,000	687,569
Sr. Unsec. Notes, 4.81%, 03/15/2039(c)	503,000	510,731
		7,610,443

Internet & Direct Marketing Retail–0.56%
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Notes, 1.25%, 09/15/2019(c)(d)	2,992,000	3,240,710
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(c)(d)	1,574,000	1,681,229
Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	2,357,000	2,706,131
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	880,000	838,797
		8,466,867

Internet Software & Services–0.17%
eBay Inc., Sr. Unsec. Global Notes, 2.50%, 03/09/2018	1,865,000	1,877,278
WebMD Health Corp., Unsec. Conv. Bonds, 2.63%, 06/15/2023	711,000	698,238
		2,575,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Investment Banking & Brokerage–1.26%
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	$400,000	$439,162
Unsec. Sub. Notes, 4.25%, 10/21/2025	552,000	569,297
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 09/28/2020(c)(f)	6,230,000	8,173,698
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	5,920,000	5,867,430
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(d)	3,286,000	3,310,645
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	680,000	711,183
		19,071,415

IT Consulting & Other Services–0.03%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	490,000	519,224

Life & Health Insurance–0.47%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	624,000	626,656
4.00%, 01/25/2022(c)	1,220,000	1,265,045
Jackson National Life Global Funding,
Sr. Sec. Notes, 2.10%, 10/25/2021(c)	525,000	514,930
3.25%, 01/30/2024(c)	480,000	485,232
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	910,000	1,038,366
Prudential Financial, Inc.,
Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/2043	410,000	473,007
Series D, Sr. Unsec. Medium-Term Notes, 6.00%, 12/01/2017	1,565,000	1,592,784
6.63%, 12/01/2037	110,000	147,453
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 3.05%, 01/20/2021(c)	465,000	469,853
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	498,000	508,863
		7,122,189

Movies & Entertainment–0.09%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	1,203,000	1,377,435

Multi-Line Insurance–0.15%
American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	520,000	530,620

	Principal Amount	Value
Multi-Line Insurance–(continued)
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	$385,000	$387,339
4.38%, 01/15/2055	720,000	694,783
Metropolitan Life Global Funding I, Sec. Notes, 2.05%, 06/12/2020(c)	590,000	590,016
		2,202,758

Multi-Utilities–0.00%
Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/2019	15,000	15,889

Office REIT’s–0.04%
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	605,000	621,347

Office Services & Supplies–0.03%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	500,000	511,521

Oil & Gas Drilling–0.17%
Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 01/31/2024(c)	2,100,000	1,614,098
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Notes, 0.75%, 01/15/2024(c)	1,150,000	917,844
		2,531,942

Oil & Gas Equipment & Services–0.27%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	1,105,000	1,036,628
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	2,952,000	2,994,435
		4,031,063

Oil & Gas Exploration & Production–0.28%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	443,000	547,413
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 5.50%, 09/15/2026(c)	1,042,000	979,480
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes,
2.88%, 11/15/2021	859,000	875,139
4.15%, 11/15/2034	921,000	935,550
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	830,000	857,847
		4,195,429

Oil & Gas Storage & Transportation–0.54%
Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	440,000	435,328
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 5.50%, 12/01/2046	424,000	484,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Energy Transfer, LP, Sr. Unsec. Notes, 4.90%, 03/15/2035	$357,000	$350,407
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	25,000	31,494
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	155,000	167,140
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	370,000	375,066
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	245,000	262,593
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	422,000	437,210
MPLX LP,
Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	1,820,000	1,937,731
Sr. Unsec. Global Notes, 5.50%, 02/15/2023	745,000	769,678
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	355,000	363,343
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	536,000	531,164
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	645,000	632,649
5.50%, 02/15/2020	535,000	575,858
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	185,000	236,638
Western Gas Partners, LP, Sr. Unsec. Notes, 5.45%, 04/01/2044	600,000	619,134
		8,210,089

Other Diversified Financial Services–0.19%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	935,000	936,415
MassMutual Global Funding II,
Sr. Sec. Notes, 2.10%, 08/02/2018(c)	975,000	979,788
Sec. Notes, 2.00%, 04/15/2021(c)	945,000	926,112
		2,842,315

Packaged Foods & Meats–0.06%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	850,000	855,669
Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	64,000	68,918
		924,587

Paper Packaging–0.10%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	245,000	300,386
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	1,139,000	1,228,249
		1,528,635

	Principal Amount	Value
Pharmaceuticals–0.64%
Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	$950,000	$1,042,848
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	590,000	603,653
GlaxoSmithKline Capital Inc. (United Kingdom),
Sr. Unsec. Gtd. Global Bonds, 5.65%, 05/15/2018	75,000	77,638
6.38%, 05/15/2038	70,000	95,338
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	1,455,000	1,596,862
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	938,000	986,073
Merck Sharp & Dohme Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 06/30/2019	280,000	297,574
Mylan N.V.,
Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	431,000	437,556
5.25%, 06/15/2046	590,000	648,787
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022(c)	396,000	421,740
Roche Holdings, Inc. (Switzerland), Sr. Unsec. Gtd. Notes, 1.35%, 09/29/2017(c)	2,775,000	2,775,186
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/21/2023	364,000	354,621
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	365,000	397,817
		9,735,693

Property & Casualty Insurance–0.31%
Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	320,000	325,860
CNA Financial Corp.,
Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	325,000	358,225
Sr. Unsec. Notes, 7.35%, 11/15/2019	25,000	27,985
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	975,000	1,051,846
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	385,000	421,468
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	970,000	1,232,506
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	665,000	753,452
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	420,000	449,108
		4,620,450

Railroads–0.27%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	1,990,000	2,385,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Railroads–(continued)
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	$380,000	$459,813
Union Pacific Corp.,
Sr. Unsec. Global Notes, 3.65%, 02/15/2024	101,000	106,902
Sr. Unsec. Notes, 4.15%, 01/15/2045	440,000	462,488
4.85%, 06/15/2044	570,000	648,695
		4,063,301

Regional Banks–0.05%
Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	455,000	448,448
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	385,000	377,294
		825,742

Reinsurance–0.06%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	780,000	847,574

Renewable Electricity–0.04%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	581,000	579,430

Retail REIT’s–0.00%
Brixmor Operating Partnership LP, Sr. Unsec. Notes, 3.88%, 08/15/2022	45,000	46,050

Semiconductors–0.72%
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.63%, 01/15/2024(c)	1,435,000	1,474,014
Intel Corp., Sr. Unsec. Global Notes, 1.35%, 12/15/2017	740,000	740,135
4.10%, 05/11/2047	190,000	197,437
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027(c)	3,242,000	3,424,362
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	1,878,000	2,122,140
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	2,010,000	2,095,425
Silicon Laboratories Inc., Sr. Unsec. Conv. Notes, 1.38%, 03/01/2022(c)	619,000	642,986
Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	230,000	229,252
		10,925,751

	Principal Amount	Value
Specialized Finance–0.37%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	$385,000	$402,325
Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	1,150,000	1,158,845
3.00%, 09/15/2023	649,000	645,955
4.25%, 09/15/2024	430,000	452,143
Aviation Capital Group Corp.,
Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	745,000	752,214
2.88%, 01/20/2022(c)	1,364,000	1,358,907
4.88%, 10/01/2025(c)	735,000	798,778
		5,569,167

Specialized REIT’s–0.27%
Crown Castle International Corp., Sr. Unsec. Global Notes, 4.75%, 05/15/2047	50,000	51,147
Crown Castle Towers LLC,
Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	538,000	574,137
6.11%, 01/15/2020(c)	770,000	830,568
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	2,145,000	2,206,599
Life Storage, Inc., Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	444,000	425,915
		4,088,366

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	170,000	179,307

Systems Software–0.30%
FireEye, Inc.,
Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	1,163,000	1,101,942
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	1,163,000	1,064,872
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	403,000	406,835
Oracle Corp.,
Sr. Unsec. Global Notes, 1.90%, 09/15/2021	1,285,000	1,273,532
4.30%, 07/08/2034	600,000	651,285
		4,498,466

Technology Distributors–0.05%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	705,000	733,321

Technology Hardware, Storage & Peripherals–0.32%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	716,000	711,854
3.35%, 02/09/2027	335,000	343,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–(continued)
Dell International LLC/ EMC Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.45%, 06/15/2023(c)	$645,000	$702,632
8.35%, 07/15/2046(c)	14,000	18,175
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	2,520,000	2,438,294
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	702,000	706,388
		4,920,356

Tobacco–0.13%
Philip Morris International Inc.,
Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	214,000	214,001
Sr. Unsec. Global Notes, 3.60%, 11/15/2023	405,000	423,180
4.88%, 11/15/2043	1,210,000	1,356,557
		1,993,738

Wireless Telecommunication Services–0.08%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	600,000	605,438
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	585,000	611,764
		1,217,202
Total Bonds and Notes (Cost $255,587,626)		269,477,523

U.S. Treasury Securities–10.53%
U.S. Treasury Bills–0.01%
0.89%, 08/10/2017(g)(h)	75,000	74,932

U.S. Treasury Notes–9.90%
1.25%, 01/31/2019	19,275,000	19,244,121
1.25%, 05/31/2019	62,710,000	62,566,708
3.63%, 08/15/2019	1,525,000	1,595,769
3.38%, 11/15/2019	300,000	313,482
3.63%, 02/15/2020	46,000	48,506
1.50%, 06/15/2020	24,675,000	24,640,307
2.63%, 11/15/2020	600,000	619,301
1.75%, 05/31/2022	17,589,200	17,486,145
2.00%, 05/31/2024	7,000,400	6,943,109
2.38%, 05/15/2027	16,467,100	16,575,816
		150,033,264

U.S. Treasury Bonds–0.62%
4.50%, 02/15/2036	1,000,000	1,292,717
4.50%, 08/15/2039	40,000	51,888
4.38%, 05/15/2040	80,000	102,236
3.00%, 02/15/2047	7,707,300	7,965,919
		9,412,760
Total U.S. Treasury Securities (Cost $159,149,843)		159,520,956

	Shares	Value
Preferred Stocks–0.52%
Asset Management & Custody Banks–0.18%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd.	47,000	$2,790,625

Diversified Banks–0.02%
Wells Fargo & Co., 5.85% Pfd.	12,000	331,920

Oil & Gas Storage & Transportation–0.32%
El Paso Energy Capital Trust I, $2.38 Jr. Unsec. Gtd. Sub. Conv. Pfd.	95,499	4,784,500
Total Preferred Stocks (Cost $6,118,550)		7,907,045

	Principal Amount
U.S. Government Sponsored Agency Securities–0.15%
Federal Home Loan Mortgage Corp. (FHLMC)–0.15%
Unsec. Global Notes, 5.50%, 08/23/2017	$140,000	140,850
4.88%, 06/13/2018	1,000,000	1,033,606
6.75%, 03/15/2031	750,000	1,086,854
Total U.S. Government Sponsored Agency Securities (Cost $2,122,927)		2,261,310

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs., 5.50%, 02/01/2037	27	29

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs., 5.50%, 03/01/2021	75	79
8.00%, 08/01/2021	309	311
9.50%, 04/01/2030	2,523	2,910
		3,300
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,210)		3,329

	Shares
Money Market Funds–5.57%
Government & Agency Portfolio–Institutional Class, 0.89%(i)	50,654,698	50,654,698
Treasury Portfolio–Institutional Class, 0.85%(i)	33,769,799	33,769,799
Total Money Market Funds (Cost $84,424,497)		84,424,497
TOTAL INVESTMENTS–99.26% (Cost $1,215,478,963)		1,504,359,765
OTHER ASSETS LESS LIABILITIES–0.74%		11,185,449
NET ASSETS–100.00%		$1,515,545,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2017 was $86,017,321, which represented 5.68% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	Exchangeable for a basket of five common stocks.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By security type, based on Net Assets

as of June 30, 2017

Common Stocks & Other Equity Interests	64.7%
Bonds and Notes	17.8
U.S. Treasury Securities	10.5
Security Types Each Less than 1% of Portfolio	0.7
Money Market Funds Plus Other Assets Less Liabilities	6.3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $1,131,054,466)	$1,419,935,268
Investments in affiliated money market funds, at value and cost	84,424,497
Total investments, at value (Cost $1,215,478,963)	1,504,359,765
Foreign currencies, at value (Cost $655,444)	653,808
Receivable for:
Investments sold	19,060,555
Variation margin — futures	9,640
Fund shares sold	158,367
Dividends and interest	4,259,640
Investment for trustee deferred compensation and retirement plans	151,343
Unrealized appreciation on forward foreign currency contracts outstanding	2,735
Total assets	1,528,655,853

Liabilities:
Payable for:
Investments purchased	9,825,041
Fund shares reacquired	209,928
Amount due custodian	1,017,696
Accrued fees to affiliates	1,350,036
Accrued trustees’ and officers’ fees and benefits	7,201
Accrued other operating expenses	109,494
Trustee deferred compensation and retirement plans	168,101
Unrealized depreciation on forward foreign currency contracts outstanding	423,142
Total liabilities	13,110,639
Net assets applicable to shares outstanding	$1,515,545,214

Net assets consist of:
Shares of beneficial interest	$1,138,789,687
Undistributed net investment income	27,954,440
Undistributed net realized gain	60,321,672
Net unrealized appreciation	288,479,415
$1,515,545,214

Net Assets:
Series I	$173,043,054
Series II	$1,342,502,160

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,356,384
Series II	72,987,616
Series I:
Net asset value per share	$18.49
Series II:
Net asset value per share	$18.39

Investment income:
Dividends (net of foreign withholding taxes of $404,153)	$11,167,523
Dividends from affiliated money market funds	248,573
Interest	5,251,573
Total investment income	16,667,669

Expenses:
Advisory fees	2,791,777
Administrative services fees	1,200,996
Custodian fees	20,638
Distribution fees — Series II	1,654,819
Transfer agent fees	13,566
Trustees’ and officers’ fees and benefits	19,812
Reports to shareholders	129,343
Professional services fees	21,599
Other	12,545
Total expenses	5,865,095
Less: Fees waived	(44,738)
Net expenses	5,820,357
Net investment income	10,847,312

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	41,106,231
Foreign currencies	36,085
Forward foreign currency contracts	(1,975,607)
Futures contracts	(59,609)
39,107,100
Change in net unrealized appreciation (depreciation) of:
Investment securities	11,221,625
Foreign currencies	5,721
Forward foreign currency contracts	(1,941,638)
Futures contracts	(12,779)
9,272,929
Net realized and unrealized gain	48,380,029
Net increase in net assets resulting from operations	$59,227,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$10,847,312	$20,269,520
Net realized gain	39,107,100	30,804,197
Change in net unrealized appreciation	9,272,929	136,794,055
Net increase in net assets resulting from operations	59,227,341	187,867,772

Distributions to shareholders from net investment income:
Series I	—	(2,492,252)
Series ll	—	(20,095,211)
Total distributions from net investment income	—	(22,587,463)

Distributions to shareholders from net realized gains:
Series l	—	(4,168,661)
Series ll	—	(38,839,725)
Total distributions from net realized gains	—	(43,008,386)

Share transactions–net:
Series l	8,556,901	48,906,569
Series ll	(24,336,438)	75,370,163
Net increase (decrease) in net assets resulting from share transactions	(15,779,537)	124,276,732
Net increase in net assets	43,447,804	246,548,655

Net assets:
Beginning of period	1,472,097,410	1,225,548,755
End of period (includes undistributed net investment income of $27,954,440 and $17,107,128, respectively)	$1,515,545,214	$1,472,097,410

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

Invesco V.I. Equity and Income Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Equity and Income Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to

Invesco V.I. Equity and Income Fund

maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $44,738.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $173,650 for accounting and fund administrative services and was reimbursed $1,027,346 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $2,123 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Equity and Income Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$918,857,746	$61,907,359	$—	$980,765,105
Bonds and Notes	—	269,477,523	—	269,477,523
U.S. Treasury Securities	—	159,520,956	—	159,520,956
Preferred Stocks	5,116,420	2,790,625	—	7,907,045
U.S. Government Sponsored Agency Securities	—	2,261,310	—	2,261,310
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	3,329	—	3,329
Money Market Funds	84,424,497	—	—	84,424,497
	1,008,398,663	495,961,102	—	1,504,359,765
Forward Foreign Currency Contracts*	—	(420,407)	—	(420,407)
Futures Contracts*	9,911	—	—	9,911
Total Investments	$1,008,408,574	$495,540,695	$—	$1,503,949,269

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Invesco V.I. Equity and Income Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
07/28/17	Bank of New York Mellon (The)	AUD	3,472,764	USD	2,642,773	$2,668,322	$(25,549)
07/28/17	Bank of New York Mellon (The)	CAD	7,784,406	USD	5,970,644	6,006,008	(35,364)
07/28/17	Bank of New York Mellon (The)	CHF	4,462,192	USD	4,652,963	4,662,154	(9,191)
07/28/17	Bank of New York Mellon (The)	EUR	8,048,675	USD	9,160,359	9,207,248	(46,889)
07/28/17	Bank of New York Mellon (The)	GBP	10,283,140	USD	13,313,993	13,406,252	(92,259)
07/28/17	State Street Bank and Trust Co.	AUD	3,472,657	USD	2,643,838	2,668,240	(24,402)
07/28/17	State Street Bank and Trust Co.	CAD	6,085,065	USD	4,664,779	4,694,892	(30,113)
07/28/17	State Street Bank and Trust Co.	CHF	4,458,101	USD	4,649,207	4,657,880	(8,673)
07/28/17	State Street Bank and Trust Co.	EUR	8,052,601	USD	9,160,180	9,211,739	(51,559)
07/28/17	State Street Bank and Trust Co.	GBP	10,279,648	USD	13,302,556	13,401,699	(99,143)
07/28/17	State Street Bank and Trust Co.	USD	69,462	AUD	90,599	69,612	150
07/28/17	State Street Bank and Trust Co.	USD	162,639	CAD	211,816	163,425	786
07/28/17	State Street Bank and Trust Co.	USD	139,157	CHF	133,240	139,211	54
07/28/17	State Street Bank and Trust Co.	USD	248,995	EUR	218,252	249,668	673
07/28/17	State Street Bank and Trust Co.	USD	221,239	GBP	170,522	222,311	1,072
Total Open Forward Foreign Currency Contracts — Currency Risk							$(420,407)

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. Treasury 5 Year Notes	Short	25	September-2017	$(2,945,898)	$5,800
U.S. Treasury 10 Year Notes	Short	19	September-2017	(2,385,094)	4,111
Total Futures Contracts — Interest Rate Risk					$9,911

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Derivative Assets	Value
	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$9,911	$9,911
Unrealized appreciation on forward foreign currency contracts outstanding	2,735	—	2,735
Total Derivative Assets	$2,735	$9,911	$12,646
Derivatives not subject to master netting agreements	—	(9,911)	(9,911)
Total Derivative Assets subject to master netting agreements	$2,735	$—	$2,735

(a)	Includes cumulative appreciation on futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(423,142)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(423,142)

Invesco V.I. Equity and Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash
Bank of New York Mellon (The)	$—	$(209,252)	$(209,252)	$—	$—	$(209,252)
State Street Bank and Trust Co.	2,735	(213,890)	(211,155)	—	—	(211,155)
Total	$2,735	$(423,142)	$(420,407)	$—	$—	$(420,407)

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the losses on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(1,975,607)	$—	$(1,975,607)
Futures contracts	—	(59,609)	(59,609)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,941,638)	—	(1,941,638)
Futures contracts	—	(12,779)	(12,779)
Total	$(3,917,245)	$(72,388)	$(3,989,633)

The table below summarizes the average notional value of forward foreign currency contracts and futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$70,850,186	$5,530,271

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Equity and Income Fund

The Fund had a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$524,022	$—	$524,022

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $142,890,251 and $184,293,947, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $684,089,129 and $671,930,598, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$312,943,062
Aggregate unrealized (depreciation) of investment securities	(33,008,503)
Net unrealized appreciation of investment securities	$279,934,559

Cost of investments for tax purposes is $1,224,425,206.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	971,380	$17,636,884	3,385,579	$56,340,459
Series II	2,499,314	45,155,165	11,160,205	184,995,192

Issued as reinvestment of dividends:
Series I	—	—	401,502	6,660,913
Series II	—	—	3,565,332	58,934,936

Reacquired:
Series I	(500,066)	(9,079,983)	(835,357)	(14,094,803)
Series II	(3,842,357)	(69,491,603)	(10,264,860)	(168,559,965)
Net increase (decrease) in share activity	(871,729)	$(15,779,537)	7,412,401	$124,276,732

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Equity and Income Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$17.76	$0.15		$0.58	$0.73	$—	$—	$—	$18.49	4.11%	$173,043	0.56	%(d)	0.57	%(d)	1.68	%(d)	58%
Year ended 12/31/16	16.23	0.29		2.10	2.39	(0.32)	(0.54)	(0.86)	17.76	15.12	157,774	0.60		0.61		1.78		101
Year ended 12/31/15	18.93	0.28		(0.78)	(0.50)	(0.49)	(1.71)	(2.20)	16.23	(2.29)	96,287	0.64		0.65		1.55		87
Year ended 12/31/14	18.58	0.37	(e)	1.28	1.65	(0.35)	(0.95)	(1.30)	18.93	9.03	72,391	0.66		0.67		1.92	(e)	85
Year ended 12/31/13	15.08	0.27		3.51	3.78	(0.28)	—	(0.28)	18.58	25.18	60,288	0.66		0.67		1.59		41
Year ended 12/31/12	13.65	0.28		1.42	1.70	(0.27)	—	(0.27)	15.08	12.49	53,990	0.66		0.67		1.85		31
Series II
Six months ended 06/30/17	17.68	0.13		0.58	0.71	—	—	—	18.39	4.02	1,342,502	0.81	(d)	0.82	(d)	1.43	(d)	58
Year ended 12/31/16	16.16	0.25		2.09	2.34	(0.28)	(0.54)	(0.82)	17.68	14.84	1,314,323	0.85		0.86		1.53		101
Year ended 12/31/15	18.86	0.23		(0.78)	(0.55)	(0.44)	(1.71)	(2.15)	16.16	(2.58)	1,129,261	0.89		0.90		1.30		87
Year ended 12/31/14	18.52	0.32	(e)	1.28	1.60	(0.31)	(0.95)	(1.26)	18.86	8.77	1,290,920	0.91		0.92		1.67	(e)	85
Year ended 12/31/13	15.05	0.23		3.50	3.73	(0.26)	—	(0.26)	18.52	24.88	1,244,045	0.91		0.92		1.34		41
Year ended 12/31/12	13.63	0.25		1.44	1.69	(0.27)	—	(0.27)	15.05	12.39	962,938	0.81		0.92		1.70		31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $166,552 and $1,334,827 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.27 and 1.41% and $0.22 and 1.16% for Series I and Series II shares, respectively.

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,041.10	$2.83	$1,022.02	$2.81	0.56%
Series II	1,000.00	1,040.20	4.10	1,020.78	4.06	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Equity and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Series II shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series II shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

Invesco V.I. Equity and Income Fund

level. The Board noted that the contractual management fee rate for Series II shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one mutual fund and below the rate of one mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of two funds sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts that are managed using an investment process substantially similar to the investment process used for the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The

Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Equity and Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Equity and Income Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	65,999,633	7,430,369	7,645,483	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	69,654,361	4,541,959	6,879,164	1
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	67,285,491	6,787,537	7,002,456	1

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Equity and Income Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. Global Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGCE-SAR-1	07182017 1035

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	11.10%
Series II Shares	10.87
MSCI World Index▼ (Broad Market/Style-Specific Index)	10.66
Lipper VUF Global Multi-Cap Value Funds Classification Average∎ (Peer Group)	9.54
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Lipper VUF Global Multi-Cap Value Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Global Multi-Cap Value Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/17

Series I Shares
Inception (1/2/97)	5.07%
10 Years	0.87
5 Years	10.16
1 Year	18.25

Series II Shares
10 Years	0.61%
5 Years	9.88
1 Year	17.80

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I shares are blended returns of the predecessor fund and Invesco V.I. Global Value Equity Fund. Share class returns will differ from the predecessor fund because of different expenses.

Series II shares incepted on June 1, 2010. Series II share performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.05% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–100.48%
Australia–3.49%
Australia and New Zealand Banking Group Ltd.	44,744	$986,301
Qantas Airways Ltd.	415,572	1,829,504
		2,815,805

Brazil–1.48%
Banco do Brasil S.A.	53,400	431,913
Petróleo Brasileiro S.A.–ADR(a)	95,673	764,427
		1,196,340

Canada–2.43%
Peyto Exploration & Development Corp.	34,967	634,171
Suncor Energy, Inc.	45,311	1,323,849
		1,958,020

China–2.51%
Baidu, Inc.–ADR(a)	6,693	1,197,110
Nexteer Automotive Group Ltd.	528,000	827,758
		2,024,868

France–2.66%
LVMH Moet Hennessy Louis Vuitton S.E.	3,875	972,090
Publicis Groupe S.A.	15,601	1,168,805
		2,140,895

Germany–1.86%
Porsche Automobil Holding S.E.– Preference Shares	26,695	1,499,788

Hong Kong–2.42%
AIA Group Ltd.	267,400	1,953,912

Israel–0.99%
Teva Pharmaceutical Industries Ltd.–ADR	23,918	794,556

Italy–1.02%
Prysmian S.p.A.	27,863	822,437

Japan–8.36%
Daito Trust Construction Co., Ltd.	5,000	777,763
Hitachi, Ltd.	244,000	1,500,581
KDDI Corp.	49,700	1,316,715
Komatsu Ltd.	49,000	1,249,231
Mitsubishi Estate Co., Ltd.	52,400	978,946
Mitsui O.S.K. Lines, Ltd.	310,000	912,759
		6,735,995

Luxembourg–2.00%
ArcelorMittal(a)	70,747	1,610,290

Netherlands–5.54%
ING Groep N.V.	93,942	1,633,833
Koninklijke DSM N.V.	10,973	801,661
Philips Lighting N.V.–REGS(b)	25,910	956,449

	Shares	Value
Netherlands–(continued)
Randstad Holding N.V.	18,421	$1,077,213
		4,469,156

Norway–1.34%
Orkla ASA	106,457	1,082,739

Singapore–1.56%
DBS Group Holdings Ltd.	83,500	1,257,837

South Africa–0.93%
Naspers Ltd.–Class N	3,836	746,138

Switzerland–4.90%
ABB Ltd.	32,306	799,215
Roche Holding AG	4,387	1,120,101
UBS Group AG	119,388	2,026,583
		3,945,899

Taiwan–1.73%
Taiwan Semiconductor Manufacturing Co. Ltd.	204,000	1,391,672

United Kingdom–12.02%
Imperial Brands PLC	25,890	1,164,200
Just Eat PLC(a)	115,097	981,898
Liberty Global PLC–Series A(a)	31,375	1,007,765
Rio Tinto PLC	24,469	1,033,214
Royal Dutch Shell PLC–Class A–ADR	41,926	2,230,044
St. James’s Place PLC	102,264	1,574,350
Vodafone Group PLC–ADR	59,078	1,697,311
		9,688,782

United States–43.24%
Allergan PLC	6,194	1,505,699
Alphabet Inc.–Class C(a)	2,304	2,093,714
American Express Co.	19,104	1,609,321
Berkshire Hathaway Inc.–Class A(a)	5	1,273,500
Biogen Inc.(a)	5,031	1,365,212
BioMarin Pharmaceutical Inc.(a)	8,933	811,295
Celgene Corp.(a)	13,580	1,763,635
Chevron Corp.	14,350	1,497,135
Cognizant Technology Solutions Corp.–Class A	19,608	1,301,971
Comcast Corp.–Class A	42,030	1,635,808
Concho Resources Inc.(a)	9,158	1,112,972
Delphi Automotive PLC	19,229	1,685,422
Delta Air Lines, Inc.	17,159	922,125
EPAM Systems, Inc.(a)	14,742	1,239,655
First Republic Bank	19,214	1,923,321
HCA Healthcare, Inc.(a)	12,881	1,123,223
Johnson Controls International PLC	31,511	1,366,317
Marsh & McLennan Cos., Inc.	14,970	1,167,061
Moody’s Corp.	5,280	642,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

	Shares	Value
United States–(continued)
Nielsen Holdings PLC	24,643	$952,698
Oracle Corp.	26,547	1,331,067
Priceline Group Inc. (The)(a)	750	1,402,890
Progressive Corp. (The)	34,212	1,508,407
Sherwin-Williams Co. (The)	2,398	841,602
Shire PLC–ADR	11,765	1,944,402

	Shares	Value
United States–(continued)
United Technologies Corp.	6,774	$827,173
		34,848,095
TOTAL INVESTMENTS–100.48% (Cost $69,838,236)		80,983,224
OTHER ASSETS LESS LIABILITIES–(0.48)%		(388,272)
NET ASSETS–100.00%		$80,594,952

Investment Abbreviations:

ADR	– American Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at June 30, 2017 was $956,449, which represented 1.19% of the Fund’s Net Assets.

Portfolio Composition

By country, based on Total Investments

as of June 30, 2017

United States	43.0%
United Kingdom	12.0
Japan	8.3
Netherlands	5.5
Switzerland	4.9
Australia	3.5
France	2.6
China	2.5
Canada	2.4
Hong Kong	2.4
Luxembourg	2.0
Countries each less than 2.0% of portfolio	10.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $69,838,236)	$80,983,224
Foreign currencies, at value (Cost $195,282)	197,299
Receivable for:
Fund shares sold	8,823
Dividends	202,902
Investment for trustee deferred compensation and retirement plans	36,600
Total assets	81,428,848

Liabilities:
Payable for:
Fund shares reacquired	64,805
Amount due custodian	524,442
Accrued fees to affiliates	38,062
Accrued trustees’ and officers’ fees and benefits	4,670
Accrued other operating expenses	47,948
Trustee deferred compensation and retirement plans	38,948
Unrealized depreciation on forward foreign currency contracts outstanding	115,021
Total liabilities	833,896
Net assets applicable to shares outstanding	$80,594,952

Net assets consist of:
Shares of beneficial interest	$74,036,367
Undistributed net investment income	1,398,110
Undistributed net realized gain (loss)	(5,872,399)
Net unrealized appreciation	11,032,874
$80,594,952

Net Assets:
Series I	$68,010,360
Series II	$12,584,592

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,936,191
Series II	1,285,079
Series I:
Net asset value per share	$9.81
Series II:
Net asset value per share	$9.79

Investment income:
Dividends (net of foreign withholding taxes of $103,986)	$984,304
Dividends from affiliated money market funds	1,196
Total investment income	985,500

Expenses:
Advisory fees	258,406
Administrative services fees	82,594
Custodian fees	12,064
Distribution fees — Series II	15,530
Transfer agent fees	5,521
Trustees’ and officers’ fees and benefits	11,374
Reports to shareholders	9,178
Professional services fees	23,200
Other	3,407
Total expenses	421,274
Less: Fees waived	(271)
Net expenses	421,003
Net investment income	564,497

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	1,267,931
Foreign currencies	14,404
Forward foreign currency contracts	134,704
1,417,039
Change in net unrealized appreciation (depreciation) of:
Investment securities	6,475,507
Foreign currencies	10,646
Forward foreign currency contracts	(336,330)
6,149,823
Net realized and unrealized gain	7,566,862
Net increase in net assets resulting from operations	$8,131,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$564,497	$814,541
Net realized gain (loss)	1,417,039	(1,489,662)
Change in net unrealized appreciation	6,149,823	5,373,049
Net increase in net assets resulting from operations	8,131,359	4,697,928

Distributions to shareholders from net investment income:
Series I	—	(635,642)
Series ll	—	(91,204)
Total distributions from net investment income	—	(726,846)

Share transactions–net:
Series l	(951,089)	(6,324,862)
Series ll	(1,017,727)	(1,667,057)
Net increase (decrease) in net assets resulting from share transactions	(1,968,816)	(7,991,919)
Net increase (decrease) in net assets	6,162,543	(4,020,837)

Net assets:
Beginning of period	74,432,409	78,453,246
End of period (includes undistributed net investment income of $1,398,110 and $833,613, respectively)	$80,594,952	$74,432,409

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Global Core Equity Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Global Core Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.67%
Next $500 million	0.645%
Next $1 billion	0.62%
Next $1 billion	0.595%
Next $1 billion	0.57%
Over $4.5 billion	0.545%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.67%.

Invesco V.I. Global Core Equity Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $271.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $24,795 for accounting and fund administrative services and was reimbursed $57,799 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Global Core Equity Fund

During the six months ended June 30, 2017, there were transfers from Level 1 to Level 2 of $4,829,222 and from Level 2 to Level 1 of $7,319,101, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$2,815,805	$—	$2,815,805
Brazil	1,196,340	—	—	1,196,340
Canada	1,958,020	—	—	1,958,020
China	2,024,868	—	—	2,024,868
France	—	2,140,895	—	2,140,895
Germany	1,499,788	—	—	1,499,788
Hong Kong	1,953,912	—	—	1,953,912
Israel	794,556	—	—	794,556
Italy	—	822,437	—	822,437
Japan	777,763	5,958,232	—	6,735,995
Luxembourg	—	1,610,290	—	1,610,290
Netherlands	956,449	3,512,707	—	4,469,156
Norway	—	1,082,739	—	1,082,739
Singapore	1,257,837	—	—	1,257,837
South Africa	746,138	—	—	746,138
Switzerland	—	3,945,899	—	3,945,899
Taiwan	—	1,391,672	—	1,391,672
United Kingdom	8,524,582	1,164,200	—	9,688,782
United States	34,848,095	—	—	34,848,095
	56,538,348	24,444,876	—	80,983,224
Forward Foreign Currency Contracts*	—	(115,021)	—	(115,021)
Total Investments	$56,538,348	$24,329,855	$—	$80,868,203

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
08/14/17	Barclays Bank PLC	GBP	1,500,000	USD	1,875,347	$1,956,515	$(81,168)
08/14/17	Goldman Sachs International	JPY	202,000,000	USD	1,782,767	1,799,591	(16,824)
08/14/17	JPMorgan Chase Bank, N.A.	JPY	202,000,000	USD	1,782,562	1,799,591	(17,029)
Total Forward Foreign Currency Contracts — Currency Risk							$(115,021)

Currency Abbreviations:

GBP	– British Pound Sterling
JPY	– Japanese Yen
USD	– U.S. Dollar

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(115,021)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(115,021)

Invesco V.I. Global Core Equity Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash	Net Amount
Barclays Bank PLC	$—	$(81,168)	$(81,168)	$—	$—	$(81,168)
Goldman Sachs International	—	(16,824)	(16,824)	—	—	(16,824)
JPMorgan Chase Bank, N.A.	—	(17,029)	(17,029)	—	—	(17,029)
Total	$—	$(115,021)	$(115,021)	$—	$—	$(115,021)

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$134,704
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(336,330)
Total	$(201,626)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$5,540,436

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Global Core Equity Fund

The Fund had a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$5,657,588	$—	$5,657,588
Not subject to expiration	787,052	615,140	1,402,192
	$6,444,640	$615,140	$7,059,780

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $24,260,080 and $23,572,411, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$13,207,820
Aggregate unrealized (depreciation) of investment securities	(2,071,180)
Net unrealized appreciation of investment securities	$11,136,640

Cost of investments for tax purposes is $69,846,584.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	521,833	$4,892,303	392,398	$3,370,814
Series II	3,210	29,940	24,893	212,975

Issued as reinvestment of dividends:
Series I	—	—	71,260	635,642
Series II	—	—	10,214	91,204

Reacquired:
Series I	(624,842)	(5,843,392)	(1,224,711)	(10,331,318)
Series II	(111,991)	(1,047,667)	(232,258)	(1,971,236)
Net increase (decrease) in share activity	(211,790)	$(1,968,816)	(958,204)	$(7,991,919)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Core Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$8.83	$0.07	$0.91	$0.98	$—	$—	$—	$9.81	11.10%	$68,010	1.05	%(d)	1.05	%(d)	1.51	%(d)	31%
Year ended 12/31/16	8.35	0.10	0.47	0.57	(0.09)	—	(0.09)	8.83	6.81	62,130	1.05		1.05		1.14		47
Year ended 12/31/15	8.94	0.09	(0.23)	(0.14)	(0.13)	(0.32)	(0.45)	8.35	(1.42)	65,167	1.06		1.06		0.98		75
Year ended 12/31/14	9.06	0.12	(0.05)	0.07	(0.19)	—	(0.19)	8.94	0.69	73,816	1.06		1.06		1.26		123
Year ended 12/31/13	7.54	0.15	1.54	1.69	(0.17)	—	(0.17)	9.06	22.50	83,982	1.08		1.08		1.81		32
Year ended 12/31/12	6.80	0.14	0.79	0.93	(0.19)	—	(0.19)	7.54	13.75	74,517	1.00		1.08		1.98		23
Series II
Six months ended 06/30/17	8.83	0.06	0.90	0.96	—	—	—	9.79	10.87	12,585	1.30	(d)	1.30	(d)	1.26	(d)	31
Year ended 12/31/16	8.35	0.07	0.47	0.54	(0.06)	—	(0.06)	8.83	6.50	12,302	1.30		1.30		0.89		47
Year ended 12/31/15	8.93	0.07	(0.23)	(0.16)	(0.10)	(0.32)	(0.42)	8.35	(1.65)	13,286	1.31		1.31		0.73		75
Year ended 12/31/14	9.04	0.10	(0.05)	0.05	(0.16)	—	(0.16)	8.93	0.48	16,010	1.31		1.31		1.01		123
Year ended 12/31/13	7.52	0.13	1.53	1.66	(0.14)	—	(0.14)	9.04	22.25	21,279	1.33		1.33		1.56		32
Year ended 12/31/12	6.79	0.12	0.78	0.90	(0.17)	—	(0.17)	7.52	13.41	21,001	1.25		1.33		1.73		23

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $65,249 and $12,527 for Series I and Series II shares, respectively.

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,111.00	$5.50	$1,019.59	$5.26	1.05%
Series II	1,000.00	1,108.70	6.80	1,018.35	6.51	1.30

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Global Core Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one year period and in the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board also noted there was no comparative index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual

Invesco V.I. Global Core Equity Fund

management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Global Core Equity Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Global Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	6,505,446	943,749	599,703	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	6,883,767	500,377	664,754	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	6,813,136	539,399	696,363	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Global Core Equity Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. Global Health Care Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIGHC-SAR-1	07132017 1521

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	14.44%
Series II Shares	14.30
MSCI World Index▼ (Broad Market Index)	10.66
MSCI World Health Care Index▼ (Style-Specific Index)	15.96
Lipper VUF Health/Biotechnology Funds Classification Average⬛ (Peer Group)	18.20

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Lipper VUF Health/Biotechnology Funds Classification Average represents an average of the variable insurance underlying funds in the Lipper Health/ Biotechnology Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (5/21/97)	8.64%
10 Years	8.38
5 Years	13.51
1 Year	11.97

Series II Shares
Inception (4/30/04)	7.87%
10 Years	8.10
5 Years	13.23
1 Year	11.70

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.99% and 1.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Health Care Fund, a series portfolio of AIM Variable

Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Health Care Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–97.97%
Biotechnology–37.50%
ACADIA Pharmaceuticals Inc.(b)	28,948	$807,360
Alder Biopharmaceuticals, Inc.(b)	41,842	479,091
Alexion Pharmaceuticals, Inc.(b)	65,588	7,980,092
Amgen Inc.	22,980	3,957,845
Array BioPharma Inc.(b)	196,627	1,645,768
BioCryst Pharmaceuticals, Inc.(b)	105,438	586,235
Biogen Inc.(b)	25,031	6,792,412
BioMarin Pharmaceutical Inc.(b)	85,288	7,745,856
bluebird bio, Inc.(b)	13,803	1,450,005
Celgene Corp.(b)	99,394	12,908,299
Clovis Oncology Inc.(b)	34,137	3,196,247
DBV Technologies S.A.–ADR (France)(b)	54,631	1,950,873
Exact Sciences Corp.(b)	72,686	2,570,904
Heron Therapeutics, Inc.(b)	59,818	828,479
Incyte Corp.(b)	37,152	4,677,808
Neurocrine Biosciences, Inc.(b)	27,465	1,263,390
Prothena Corp. PLC (Ireland)(b)	26,044	1,409,501
REGENXBIO Inc.(b)	30,816	608,616
Sarepta Therapeutics, Inc.(b)	36,210	1,220,639
Seattle Genetics, Inc.(b)	26,451	1,368,575
Shire PLC–ADR	62,551	10,337,804
Spark Therapeutics, Inc.(b)	13,221	789,823
TESARO, Inc.(b)	12,127	1,696,082
Ultragenyx Pharmaceutical Inc.(b)	26,399	1,639,642
Vertex Pharmaceuticals Inc.(b)	44,743	5,766,031
		83,677,377

Drug Retail–0.50%
Raia Drogasil S.A. (Brazil)	52,760	1,116,360

Health Care Distributors–1.62%
Cardinal Health, Inc.	22,251	1,733,798
McKesson Corp.	11,439	1,882,173
		3,615,971

Health Care Equipment–6.18%
Edwards Lifesciences Corp.(b)	23,539	2,783,251
Olympus Corp. (Japan)	98,500	3,599,996
ResMed Inc.	21,323	1,660,422
Wright Medical Group N.V.(b)	123,512	3,395,345
Zimmer Biomet Holdings, Inc.	18,321	2,352,416
		13,791,430

Health Care Facilities–2.24%
Brookdale Senior Living Inc.(b)	72,231	1,062,518
HCA Healthcare, Inc.(b)	25,681	2,239,383
Tenet Healthcare Corp.(b)	88,079	1,703,448
		5,005,349

	Shares	Value
Health Care Services–1.35%
Envision Healthcare Corp.(b)	47,964	$3,005,904

Health Care Supplies–1.64%
DENTSPLY SIRONA Inc.	56,359	3,654,318

Life Sciences Tools & Services–6.59%
Agilent Technologies, Inc.	41,144	2,440,251
Illumina, Inc.(b)	13,383	2,322,218
Thermo Fisher Scientific, Inc.	56,925	9,931,705
		14,694,174

Managed Health Care–11.72%
Aetna Inc.	42,308	6,423,624
Anthem, Inc.	17,080	3,213,260
Centene Corp.(b)	31,396	2,507,913
HealthEquity, Inc.(b)	26,253	1,308,187
Humana Inc.	19,207	4,621,588
Molina Healthcare, Inc.(b)	16,008	1,107,433
Qualicorp S.A. (Brazil)	109,000	944,122
UnitedHealth Group Inc.	32,482	6,022,812
		26,148,939

Pharmaceuticals–28.63%
Aclaris Therapeutics, Inc.(b)	60,430	1,638,862
Aerie Pharmaceuticals, Inc.(b)	33,132	1,741,087
Agile Therapeutics, Inc.(b)	137,569	515,884
Allergan PLC	13,847	3,366,067
AstraZeneca PLC–ADR (United Kingdom)	75,990	2,590,499
Bayer AG (Germany)	28,703	3,713,711
Bristol-Myers Squibb Co.	95,725	5,333,797
Dermira, Inc.(b)	54,815	1,597,309
Eli Lilly and Co.	79,108	6,510,588
Endo International PLC(b)	126,603	1,414,156
Hikma Pharmaceuticals PLC (Jordan)	53,653	1,027,241
Jazz Pharmaceuticals PLC(b)	14,653	2,278,541
Merck & Co., Inc.	138,788	8,894,923
Nippon Shinyaku Co., Ltd. (Japan)	34,400	2,205,141
Novartis AG–ADR (Switzerland)	68,349	5,705,091
Paratek Pharmaceuticals, Inc.(b)	35,858	864,178
Roche Holding AG (Switzerland)	19,563	4,994,879
Sanofi–ADR (France)	103,293	4,948,768
Supernus Pharmaceuticals Inc.(b)	37,348	1,609,699
Teva Pharmaceutical Industries Ltd.– ADR (Israel)	51,312	1,704,585
Zogenix, Inc.(b)	83,633	1,212,678
		63,867,684
Total Common Stocks & Other Equity Interests (Cost $186,520,535)		218,577,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

	Shares	Value
Money Market Funds–2.59%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	3,471,971	$3,471,971
Treasury Portfolio–Institutional Class, 0.85%(c)	2,314,647	2,314,647
Total Money Market Funds (Cost $5,786,618)		5,786,618
TOTAL INVESTMENTS–100.56% (Cost $192,307,153)		224,364,124
OTHER ASSETS LESS LIABILITIES–(0.56)%		(1,248,337)
NET ASSETS–100.00%		$223,115,787

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By country, based on Net Assets

as of June 30, 2017

United States	81.9%
Switzerland	4.8
France	3.1
Japan	2.6
Countries each less than 2.0% of portfolio	5.6
Money Market Funds Plus Other Assets Less Liabilities	2.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $186,520,535)	$218,577,506
Investments in affiliated money market funds, at value and cost	5,786,618
Total investments, at value (Cost $192,307,153)	224,364,124
Foreign currencies, at value (Cost $212,242)	205,914
Receivable for:
Fund shares sold	147,127
Dividends	355,602
Investment for trustee deferred compensation and retirement plans	74,430
Other assets	14,344
Total assets	225,161,541

Liabilities:
Payable for:
Investments purchased	1,426,802
Fund shares reacquired	351,526
Accrued fees to affiliates	129,925
Accrued trustees’ and officers’ fees and benefits	5,348
Accrued other operating expenses	47,831
Trustee deferred compensation and retirement plans	84,322
Total liabilities	2,045,754
Net assets applicable to shares outstanding	$223,115,787

Net assets consist of:
Shares of beneficial interest	$161,428,146
Undistributed net investment income	725,474
Undistributed net realized gain	28,910,434
Net unrealized appreciation	32,051,733
$223,115,787

Net Assets:
Series I	$151,740,573
Series II	$71,375,214

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,499,003
Series II	2,706,542
Series I:
Net asset value per share	$27.59
Series II:
Net asset value per share	$26.37

Investment income:
Dividends (net of foreign withholding taxes of $145,112)	$1,401,724
Dividends from affiliated money market funds	11,004
Total investment income	1,412,728

Expenses:
Advisory fees	826,532
Administrative services fees	192,875
Custodian fees	8,832
Distribution fees — Series II	88,637
Transfer agent fees	20,844
Trustees’ and officers’ fees and benefits	12,471
Reports to shareholders	26,084
Professional services fees	28,610
Other	3,479
Total expenses	1,208,364
Less: Fees waived	(1,866)
Net expenses	1,206,498
Net investment income	206,230

Realized and unrealized gain from:
Net realized gain from:
Investment securities	17,768,377
Foreign currencies	6,629
17,775,006
Change in net unrealized appreciation of:
Investment securities	11,711,012
Foreign currencies	5,067
11,716,079
Net realized and unrealized gain	29,491,085
Net increase in net assets resulting from operations	$29,697,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$206,230	$586,472
Net realized gain	17,775,006	11,179,577
Change in net unrealized appreciation (depreciation)	11,716,079	(46,634,315)
Net increase (decrease) in net assets resulting from operations	29,697,315	(34,868,266)

Distributions to shareholders from net realized gains:
Series l	—	(24,359,518)
Series ll	—	(12,160,811)
Total distributions from net realized gains	—	(36,520,329)

Share transactions–net:
Series l	(13,839,006)	(16,391,139)
Series ll	(7,340,255)	(10,597,292)
Net increase (decrease) in net assets resulting from share transactions	(21,179,261)	(26,988,431)
Net increase (decrease) in net assets	8,518,054	(98,377,026)

Net assets:
Beginning of period	214,597,733	312,974,759
End of period (includes undistributed net investment income of $725,474 and $519,244, respectively)	$223,115,787	$214,597,733

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Global Health Care Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Global Health Care Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Invesco V.I. Global Health Care Fund

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $1,866.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $27,826 for accounting and fund administrative services and was reimbursed $165,049 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $597 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Global Health Care Fund

During the six months ended June 30, 2017, there were transfers from Level 1 to Level 2 of $5,918,852 and from Level 2 to Level 1 of $1,027,241 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stock & Other Equities	$204,063,779	$14,513,727	$—	$218,577,506
Money Market Funds	5,786,618	—	—	5,786,618
Total Investments	$209,850,397	$14,513,727	$—	$224,364,124

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $36,701,406 and $55,794,954, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$45,091,472
Aggregate unrealized (depreciation) of investment securities	(13,094,509)
Net unrealized appreciation of investment securities	$31,996,963

Cost of investments for tax purposes is $192,367,161.

Invesco V.I. Global Health Care Fund

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	340,050	$8,874,938	712,448	$19,800,449
Series II	69,854	1,749,289	173,821	4,619,231

Issued as reinvestment of dividends:
Series I	—	—	924,811	24,359,518
Series II	—	—	482,189	12,160,811

Reacquired:
Series I	(871,420)	(22,713,944)	(2,206,286)	(60,551,106)
Series II	(362,132)	(9,089,544)	(1,033,250)	(27,377,334)
Net increase (decrease) in share activity	(823,648)	$(21,179,261)	(946,267)	$(26,988,431)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$24.11	$0.03	$3.45	$3.48	$—	$—	$—	$27.59	14.44%	$151,741	1.02	%(d)	1.02	%(d)	0.26	%(d)	17%
Year ended 12/31/16	31.75	0.09	(3.36)	(3.27)	—	(4.37)	(4.37)	24.11	(11.46)	145,408	1.04		1.04		0.31		23
Year ended 12/31/15	33.78	0.00	1.08	1.08	—	(3.11)	(3.11)	31.75	3.16	209,511	1.06		1.07		0.01		42
Year ended 12/31/14	29.32	(0.00)	5.71	5.71	—	(1.25)	(1.25)	33.78	19.67	220,561	1.08		1.09		(0.01)		29
Year ended 12/31/13	21.00	0.01	8.49	8.50	(0.18)	—	(0.18)	29.32	40.54	180,535	1.09		1.10		0.03		32
Year ended 12/31/12	17.37	0.12 (e)	3.51	3.63	—	—	—	21.00	20.90	128,898	1.12		1.13		0.63	(e)	43
Series II
Six months ended 06/30/17	23.07	0.00	3.30	3.30	—	—	—	26.37	14.30	71,375	1.27	(d)	1.27	(d)	0.01	(d)	17
Year ended 12/31/16	30.65	0.02	(3.23)	(3.21)	—	(4.37)	(4.37)	23.07	(11.69)	69,190	1.29		1.29		0.06		23
Year ended 12/31/15	32.80	(0.08)	1.04	0.96	—	(3.11)	(3.11)	30.65	2.89	103,464	1.31		1.32		(0.24)		42
Year ended 12/31/14	28.57	(0.08)	5.56	5.48	—	(1.25)	(1.25)	32.80	19.38	78,070	1.33		1.34		(0.26)		29
Year ended 12/31/13	20.49	(0.05)	8.27	8.22	(0.14)	—	(0.14)	28.57	40.16	58,488	1.34		1.35		(0.22)		32
Year ended 12/31/12	16.99	0.07 (e)	3.43	3.50	—	—	—	20.49	20.60	32,823	1.37		1.38		0.38	(e)	43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $150,738 and $71,497 Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.01) and (0.02)%, $(0.06) and (0.27)%, for Series I and Series II shares, respectively.

Invesco V.I. Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,144.40	$5.42	$1,019.74	$5.11	1.02%
Series II	1,000.00	1,143.00	6.75	1,018.50	6.36	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Global Health Care Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Health/Biotechnology Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

Invesco V.I. Global Health Care Fund

level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Global Health Care Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Global Health Care Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	5,539,650	539,178	601,174	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	5,761,524	289,094	629,384	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	5,693,456	432,677	553,860	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Global Health Care Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Global Real Estate Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc. VIGRE-SAR-1 07182017 1057

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	6.19%
Series II Shares	6.06
MSCI World Index▼ (Broad Market Index)	10.66
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	6.72
Lipper VUF Real Estate Funds Classification Average◆ (Peer Group)	2.52
Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/ NAREIT Developed Index (gross) from fund inception through February, 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; and the FTSE EPRA/NAREIT Global Index (net) from July 1, 2014.

The Lipper VUF Real Estate Funds Classification Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds classification.

The FTSE EPRA/NAREIT Developed Index is an unmanaged index considered representative of listed real estate companies and REITs worldwide.

The FTSE EPRA/NAREIT Global Index is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies in 38 countries worldwide, covering both the developed and emerging markets.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/17

Series I Shares
Inception (3/31/98)	7.88%
10 Years	2.08
5 Years	7.01
1 Year	1.53

Series II Shares
Inception (4/30/04)	7.82%
10 Years	1.84
5 Years	6.76
1 Year	1.30

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above,

for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

June 30, 2017

(Unaudited)

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–98.23%
Australia–5.05%
Dexus	309,854	$2,257,845
Goodman Group	673,910	4,076,667
GPT Group (The)	635,360	2,339,290
Mirvac Group	1,205,986	1,978,910
Scentre Group	1,599,071	4,973,107
Westfield Corp.	760,707	4,695,281
		20,321,100

Brazil–0.51%
BR Malls Participacoes S.A.	332,925	1,200,698
BR Properties S.A.	104,900	285,246
Iguatemi Empresa de Shopping Centers S.A.	9,900	98,359
MRV Engenharia e Participacoes S.A.	37,200	151,789
Multiplan Empreendimentos Imobiliarios S.A.	16,700	329,217
		2,065,309

Canada–2.32%
Allied Properties REIT	62,400	1,872,698
Canadian Apartment Properties REIT	63,003	1,630,883
Chartwell Retirement Residences	76,759	916,835
First Capital Realty, Inc.	62,029	945,131
H&R REIT	120,700	2,049,438
RioCan REIT	49,700	922,450
Smart REIT	40,700	1,008,046
		9,345,481

China–4.48%
Agile Group Holdings Ltd.	348,000	318,694
CapitaLand Retail China Trust	213,700	254,553
China Evergrande Group(a)	731,000	1,312,663
China Jinmao Holdings Group Ltd.	1,462,000	602,964
China Overseas Grand Oceans Group Ltd.	368,000	196,549
China Overseas Land & Investment Ltd.	910,000	2,663,272
China Resources Land Ltd.	784,444	2,285,764
China Vanke Co., Ltd.–Class H(a)	489,700	1,386,151
CIFI Holdings (Group) Co. Ltd.	1,836,000	816,000
Country Garden Holdings Co. Ltd.	1,334,000	1,546,295
Global Logistic Properties Ltd.	764,400	1,587,873
Guangzhou R&F Properties Co. Ltd.– Class H	358,800	557,904
KWG Property Holding Ltd.	280,000	187,563
Longfor Properties Co. Ltd.	440,500	946,729
Shenzhen Investment Ltd.	1,233,700	545,151
Shimao Property Holdings Ltd.	438,000	749,495
Sino-Ocean Group Holding Ltd.	733,500	358,882
Sunac China Holdings Ltd.	222,000	464,046
Yanlord Land Group Ltd.	604,600	770,681
Yuexiu Property Co. Ltd.	2,660,000	453,128
		18,004,357

	Shares	Value
France–3.31%
ICADE	24,178	$2,036,738
Klepierre	96,341	3,948,637
Unibail-Rodamco S.E.	29,045	7,319,787
		13,305,162

Germany–3.42%
Deutsche Euroshop AG	20,591	812,303
Grand City Properties S.A.	184,362	3,694,434
LEG Immobilien AG	40,666	3,823,026
Vonovia SE	136,886	5,439,127
		13,768,890

Hong Kong–7.21%
Cheung Kong Property Holdings Ltd.	582,800	4,564,614
Hang Lung Properties Ltd.	1,269,000	3,169,452
Hongkong Land Holdings Ltd.	300,100	2,208,736
Link REIT	560,500	4,264,323
New World Development Co. Ltd.	2,288,000	2,904,141
Sun Hung Kai Properties Ltd.	420,000	6,170,221
Swire Properties Ltd.	902,400	2,980,424
Wharf (Holdings) Ltd. (The)	332,000	2,751,252
		29,013,163

India–0.16%
Ascendas India Trust	776,700	639,566

Indonesia–0.41%
PT Ciputra Development Tbk	10,345,338	913,757
PT Pakuwon Jati Tbk	13,056,300	600,039
PT Summarecon Agung Tbk	1,556,900	150,465
		1,664,261

Ireland–0.40%
Green REIT PLC	976,372	1,590,142

Japan–9.40%
Activia Properties, Inc.	210	897,173
Advance Residence Investment Corp.	477	1,185,396
AEON REIT Investment Corp.	814	896,724
Daiwa House REIT Investment Corp.	741	1,758,450
Daiwa Office investment Corp.	183	922,566
GLP J-REIT(b)	213	229,344
GLP J-REIT	1,027	1,105,803
Hulic Reit, Inc.	888	1,385,650
Japan Excellent, Inc.	422	469,389
Japan Hotel REIT Investment Corp.	934	660,203
Japan Logistics Fund Inc.	326	676,812
Japan Real Estate Investment Corp.	566	2,813,141
Japan Retail Fund Investment Corp.	1,178	2,173,335
Kenedix Office Investment Corp.	68	362,763
Mitsubishi Estate Co., Ltd.	442,800	8,272,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
Japan–(continued)
Mitsui Fudosan Co., Ltd.	358,100	$8,561,634
Nippon Prologis REIT Inc.	496	1,055,770
Nomura Real Estate Master Fund, Inc.	1,029	1,406,218
Tokyo Tatemono Co., Ltd.	130,900	1,717,889
United Urban Investment Corp.	866	1,235,823
		37,786,546

Malaysia–0.37%
IOI Properties Group Bhd.	823,600	423,153
KLCCP Stapled Group	254,600	473,881
Mah Sing Group Bhd.	1,579,500	596,072
		1,493,106

Malta–0.01%
BGP Holdings PLC (Acquired 08/06/2009; Cost $0)(a)(b)	3,053,090	54,050

Mexico–0.51%
Fibra Uno Administracion S.A. de C.V.	739,700	1,399,679
Macquarie Mexico Real Estate Management S.A. de C.V.	563,900	663,706
		2,063,385

Netherlands–0.47%
Wereldhave N.V.	38,235	1,874,758

Philippines–0.84%
Ayala Land, Inc.	1,796,100	1,414,588
Robinsons Land Corp.	1,447,100	696,655
SM Prime Holdings Inc.	1,958,900	1,280,822
		3,392,065

Singapore–1.94%
CapitaLand Commercial Trust	1,199,100	1,445,748
CapitaLand Ltd.	363,600	924,317
CapitaLand Mall Trust	907,300	1,301,509
City Developments Ltd.	315,700	2,460,387
Mapletree Industrial Trust	1,236,000	1,669,785
		7,801,746

South Africa–1.10%
Growthpoint Properties Ltd.	831,445	1,555,599
Hyprop Investments Ltd.	111,442	994,394
Resilient REIT Ltd.	75,787	705,149
SA Corporate Real Estate Ltd.	2,746,869	1,154,658
		4,409,800

Spain–0.90%
Inmobiliaria Colonial S.A.	214,824	1,874,451
Merlin Properties Socimi, S.A.	137,613	1,738,352
		3,612,803

Sweden–1.34%
Castellum AB	188,593	2,774,928
Wihlborgs Fastigheter AB	123,304	2,604,746
		5,379,674

	Shares	Value
Switzerland–0.95%
Swiss Prime Site AG	42,189	$3,831,964

Thailand–0.45%
Central Pattana PCL	643,900	1,314,760
Central Pattana PCL–NVDR	37,600	76,774
Supalai PCL–NVDR	543,200	416,429
		1,807,963

United Arab Emirates–0.16%
Emaar Malls PJSC	957,873	657,185

United Kingdom–4.34%
Big Yellow Group PLC	157,656	1,626,285
Derwent London PLC	52,802	1,825,208
Great Portland Estates PLC	268,557	2,090,291
Hansteen Holdings PLC	922,902	1,496,532
Land Securities Group PLC	259,272	3,420,788
SEGRO PLC	434,064	2,765,676
Tritax Big Box REIT PLC	658,577	1,254,050
UNITE Group PLC (The)	351,109	2,967,889
		17,446,719

United States–48.18%
Acadia Realty Trust	55,506	1,543,067
American Campus Communities, Inc.	58,762	2,779,443
American Homes 4 Rent–Class A	179,446	4,050,096
American Tower Corp.–Class A	4,422	585,119
Apple Hospitality REIT, Inc.	164,497	3,077,739
AvalonBay Communities, Inc.	48,038	9,231,462
Boston Properties, Inc.	77,200	9,497,144
Brandywine Realty Trust	130,150	2,281,530
Brixmor Property Group, Inc.	167,439	2,993,809
Brookdale Senior Living Inc.(a)	70,025	1,030,068
Cousins Properties, Inc.	409,312	3,597,852
Crown Castle International Corp.	3,794	380,083
CyrusOne Inc.	27,586	1,537,920
DiamondRock Hospitality Co.	15,764	172,616
Digital Realty Trust, Inc.	27,390	3,093,701
EastGroup Properties, Inc.	16,394	1,373,817
Equity Residential	166,135	10,936,667
Essex Property Trust, Inc.	25,607	6,587,913
Extra Space Storage Inc.	37,346	2,912,988
Federal Realty Investment Trust	28,526	3,605,401
GGP Inc.	199,377	4,697,322
HCP, Inc.	137,442	4,392,646
Healthcare Realty Trust, Inc.	129,609	4,426,147
Host Hotels & Resorts Inc.	286,187	5,228,636
Hudson Pacific Properties Inc.	175,615	6,004,277
InfraREIT, Inc.	14,137	270,724
Invitation Homes Inc.	59,847	1,294,491
Kimco Realty Corp.	142,975	2,623,591
Liberty Property Trust	122,534	4,988,359
Macerich Co. (The)	83,976	4,875,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
United States–(continued)
Mid-America Apartment Communities, Inc.	28,963	$3,052,121
National Health Investors, Inc.	24,181	1,915,135
National Retail Properties, Inc.	29,003	1,134,017
Paramount Group, Inc.	118,675	1,898,800
Pebblebrook Hotel Trust	84,593	2,727,278
Physicians Realty Trust	51,984	1,046,958
Prologis, Inc.	163,682	9,598,312
Public Storage	47,447	9,894,123
QTS Realty Trust, Inc.–Class A	54,791	2,867,213
Realty Income Corp.	56,321	3,107,793
Regency Centers Corp.	23,297	1,459,324
Retail Opportunity Investments Corp.	68,387	1,312,347
RLJ Lodging Trust	43,142	857,232
SBA Communications Corp.–Class A(a)	7,138	962,916
Simon Property Group, Inc.	87,886	14,216,439
SL Green Realty Corp.	5,384	569,627
Sun Communities, Inc.	45,968	4,030,934
Terreno Realty Corp.	37,875	1,274,873
Ventas, Inc.	47,726	3,316,002

	Shares	Value
United States–(continued)
Vornado Realty Trust	79,277	$7,444,110
Washington REIT	87,663	2,796,450
Weingarten Realty Investors	36,151	1,088,145
Welltower Inc.	94,844	7,099,073
		193,739,497
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $347,114,902)		395,068,692

Money Market Funds–1.20%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	2,882,629	2,882,629
Treasury Portfolio–Institutional Class, 0.85%(c)	1,921,753	1,921,753
Total Money Market Funds (Cost $4,804,382)		4,804,382
TOTAL INVESTMENTS–99.43% (Cost $351,919,284)		399,873,074
OTHER ASSETS LESS LIABILITIES–0.57%		2,278,597
NET ASSETS–100.00%		$402,151,671

Investment Abbreviations:

NVDR	– Non-Voting Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2017 was $283,394, which represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By country, based on Net Assets

as of June 30, 2017

United States	48.2%
Japan	9.4
Hong Kong	7.2
Australia	5.1
China	4.5
United Kingdom	4.3
Germany	3.4
France	3.3
Canada	2.3
Countries each less than 2.0% of portfolio	10.5
Money Market Funds Plus Other Assets Less Liabilities	1.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $347,114,902)	$395,068,692
Investments in affiliated money market funds, at value and cost	4,804,382
Total investments, at value (Cost $351,919,284)	399,873,074
Foreign currencies, at value (Cost $1,740,873)	1,747,838
Receivable for:
Investments sold	933,132
Fund shares sold	472,213
Dividends	1,601,809
Investment for trustee deferred compensation and retirement plans	66,588
Other assets	902
Total assets	404,695,556

Liabilities:
Payable for:
Investments purchased	1,819,808
Fund shares reacquired	211,784
Accrued foreign taxes	59,259
Accrued fees to affiliates	298,650
Accrued trustees’ and officers’ fees and benefits	4,907
Accrued other operating expenses	73,679
Trustee deferred compensation and retirement plans	75,798
Total liabilities	2,543,885
Net assets applicable to shares outstanding	$402,151,671

Net assets consist of:
Shares of beneficial interest	$342,965,429
Undistributed net investment income	8,795,527
Undistributed net realized gain	2,429,920
Net unrealized appreciation	47,960,795
$402,151,671

Net Assets:
Series I	$155,422,330
Series II	$246,729,341

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,061,445
Series II	14,827,722
Series I:
Net asset value per share	$17.15
Series II:
Net asset value per share	$16.64

Investment income:
Dividends (net of foreign withholding taxes of $320,691)	$7,358,248
Dividends from affiliated money market funds	15,235
Total investment income	7,373,483

Expenses:
Advisory fees	1,428,759
Administrative services fees	333,449
Custodian fees	82,784
Distribution fees — Series II	289,045
Transfer agent fees	19,095
Trustees’ and officers’ fees and benefits	13,067
Reports to shareholders	41,171
Professional services fees	31,397
Other	6,491
Total expenses	2,245,258
Less: Fees waived	(2,694)
Net expenses	2,242,564
Net investment income	5,130,919

Realized and unrealized gain from:
Net realized gain from:
Investment securities (net of foreign taxes $2,649)	180,687
Foreign currencies	11,991
192,678
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes $59,213)	16,839,155
Foreign currencies	28,367
16,867,522
Net realized and unrealized gain	17,060,200
Net increase in net assets resulting from operations	$22,191,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$5,130,919	$6,742,282
Net realized gain	192,678	10,069,841
Change in net unrealized appreciation (depreciation)	16,867,522	(7,718,085)
Net increase in net assets resulting from operations	22,191,119	9,094,038

Distributions to shareholders from net investment income:
Series I	—	(2,467,652)
Series ll	—	(3,330,972)
Total distributions from net investment income	—	(5,798,624)

Distributions to shareholders from net realized gains:
Series l	—	(2,886,843)
Series ll	—	(4,517,031)
Total distributions from net realized gains	—	(7,403,874)

Share transactions–net:
Series l	(1,040,435)	(62,074,057)
Series ll	16,726,136	13,734,445
Net increase (decrease) in net assets resulting from share transactions	15,685,701	(48,339,612)
Net increase (decrease) in net assets	37,876,820	(52,448,072)

Net assets:
Beginning of period	364,274,851	416,796,223
End of period (includes undistributed net investment income of $8,795,527 and $3,664,608, respectively)	$402,151,671	$364,274,851

Notes to Financial Statements

For the six months ended June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Global Real Estate Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees.

Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

Invesco V.I. Global Real Estate Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Invesco V.I. Global Real Estate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $2,694.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $46,502 for accounting and fund administrative services and was reimbursed $286,947 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Global Real Estate Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended June 30, 2017, there were transfers from Level 1 to Level 2 of $16,138,101 and from Level 2 to Level 1 of $88,241,987, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$13,369,083	$6,952,017	$—	$20,321,100
Brazil	2,065,309	—	—	2,065,309
Canada	9,345,481	—	—	9,345,481
China	18,004,357	—	—	18,004,357
France	11,268,424	2,036,738	—	13,305,162
Germany	7,517,460	6,251,430	—	13,768,890
Hong Kong	26,032,739	2,980,424	—	29,013,163
India	—	639,566	—	639,566
Indonesia	150,465	1,513,796	—	1,664,261
Ireland	—	1,590,142	—	1,590,142
Japan	19,234,560	18,551,986	—	37,786,546
Malaysia	1,069,953	423,153	—	1,493,106
Malta	—	54,050	—	54,050
Mexico	2,063,385	—	—	2,063,385
Netherlands	1,874,758	—	—	1,874,758
Philippines	2,695,410	696,655	—	3,392,065
Singapore	7,801,746	—	—	7,801,746
South Africa	4,409,800	—	—	4,409,800
Spain	1,738,352	1,874,451	—	3,612,803
Sweden	2,604,746	2,774,928	—	5,379,674
Switzerland	3,831,964	—	—	3,831,964
Thailand	1,807,963	—	—	1,807,963
United Arab Emirates	657,185	—	—	657,185
United Kingdom	15,356,428	2,090,291	—	17,446,719
United States	193,739,497	—	—	193,739,497
Money Market Funds	4,804,382	—	—	4,804,382
Total Investments	$351,443,447	$48,429,627	$—	$399,873,074

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Global Real Estate Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $106,987,876 and $87,718,711, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$43,853,591
Aggregate unrealized (depreciation) of investment securities	(7,126,998)
Net unrealized appreciation of investment securities	$36,726,593

Cost of investments for tax purposes is $363,146,481.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	930,927	$15,559,351	1,866,923	$31,090,102
Series II	2,390,070	39,114,031	2,573,469	42,010,957

Issued as reinvestment of dividends:
Series I	—	—	307,377	5,354,495
Series II	—	—	463,556	7,848,003

Reacquired:
Series I	(993,084)	(16,599,786)	(5,815,971)	(98,591,954)
Series II	(1,384,952)	(22,387,895)	(2,288,818)	(36,124,515)
Net increase (decrease) in share activity	942,961	$15,685,701	(2,893,464)	$(48,412,912)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Real Estate Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$16.15	$0.24	$0.76	$1.00	$—	$—	$—	$17.15	6.19%	$155,422	1.02	%(d)	1.02	%(d)	2.83	%(d)	23%
Year ended 12/31/16	16.36	0.30	0.08	0.38	(0.27)	(0.32)	(0.59)	16.15	2.04	147,382	1.05		1.05		1.81		66
Year ended 12/31/15	17.24	0.31	(0.59)	(0.28)	(0.60)	—	(0.60)	16.36	(1.48)	208,796	1.11		1.11		1.79		72
Year ended 12/31/14	15.29	0.33	1.89	2.22	(0.27)	—	(0.27)	17.24	14.62	209,829	1.10		1.10		1.99		44
Year ended 12/31/13	15.47	0.22	0.21	0.43	(0.61)	—	(0.61)	15.29	2.71	189,835	1.10		1.10		1.41		49
Year ended 12/31/12	12.14	0.27	3.14	3.41	(0.08)	—	(0.08)	15.47	28.12	176,933	1.14		1.14		1.94		51
Series II
Six months ended 06/30/17	15.69	0.21	0.74	0.95	—	—	—	16.64	6.06	246,729	1.27	(d)	1.27	(d)	2.58	(d)	23
Year ended 12/31/16	15.91	0.25	0.08	0.33	(0.23)	(0.32)	(0.55)	15.69	1.82	216,893	1.30		1.30		1.56		66
Year ended 12/31/15	16.79	0.26	(0.58)	(0.32)	(0.56)	—	(0.56)	15.91	(1.74)	208,000	1.36		1.36		1.54		72
Year ended 12/31/14	14.90	0.28	1.84	2.12	(0.23)	—	(0.23)	16.79	14.34	200,299	1.35		1.35		1.74		44
Year ended 12/31/13	15.11	0.18	0.20	0.38	(0.59)	—	(0.59)	14.90	2.44	170,145	1.35		1.35		1.16		49
Year ended 12/31/12	11.87	0.23	3.07	3.30	(0.06)	—	(0.06)	15.11	27.85	124,219	1.39		1.39		1.69		51

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $152,821 and $233,152 for Series I and Series II shares, respectively.

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,061.90	$5.21	$1,019.74	$5.11	1.02%
Series II	1,000.00	1,060.60	6.49	1,018.50	6.36	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Global Real Estate Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages certain assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Global Real Estate Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

Invesco V.I. Global Real Estate Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to off-shore funds advised by Invesco Advisers and to the effective sub-adviser fee rate of other funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Global Real Estate Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Global Real Estate Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	10,778,625	1,760,684	1,420,231	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	11,514,403	1,117,230	1,327,907	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	11,359,490	1,295,580	1,304,470	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Global Real Estate Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Government Money Market Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc. VIGMKT-SAR-1 07182017 0937

About your Fund

Invesco V.I. Government Money Market Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

    The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

Invesco V.I. Government Money Market Fund

Schedule of Investments

June 30, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities–43.10%
Federal Farm Credit Bank (FFCB)–9.74%
Unsec. Bonds(a)	1.12%	07/06/2017	$10,000	$9,999,979
Unsec. Bonds(a)	1.17%	07/14/2017	6,000	6,000,036
Unsec. Bonds(a)	1.26%	08/29/2017	15,525	15,523,630
Unsec. Bonds(a)	1.16%	11/13/2017	4,480	4,478,109
Unsec. Bonds(a)	1.18%	11/13/2017	5,000	4,998,253
Unsec. Bonds(a)	1.25%	11/22/2017	7,000	6,996,711
Unsec. Bonds(a)	1.24%	01/17/2018	5,715	5,714,250
Unsec. Bonds(a)	1.18%	03/02/2018	5,000	5,005,428
Unsec. Bonds(a)	1.25%	03/26/2018	1,200	1,202,301
Unsec. Bonds(a)	1.23%	05/17/2018	3,000	3,000,000
Unsec. Bonds(a)	1.19%	05/22/2018	2,500	2,507,375
				65,426,072

Federal Home Loan Bank (FHLB)–25.84%
Unsec. Bonds(a)	1.12%	08/08/2017	4,000	4,000,000
Unsec. Bonds(a)	1.20%	08/18/2017	4,000	3,999,746
Unsec. Bonds(a)	1.17%	08/25/2017	7,000	7,003,918
Unsec. Bonds(a)	1.13%	11/28/2017	2,000	2,002,277
Unsec. Bonds(a)	1.25%	12/22/2017	3,500	3,505,934
Unsec. Bonds(a)	1.10%	01/26/2018	3,000	3,001,787
Unsec. Bonds(a)	1.04%	02/26/2018	2,000	2,002,796
Unsec. Bonds(a)	1.08%	03/15/2018	5,000	5,000,000
Unsec. Bonds(a)	1.07%	03/16/2018	6,000	6,000,000
Unsec. Bonds(a)	0.90%	04/13/2018	8,000	7,999,939
Unsec. Bonds(a)	0.88%	04/23/2018	4,000	3,999,836
Unsec. Bonds(a)	0.95%	08/01/2018	5,000	5,000,000
Unsec. Bonds(a)	0.87%	08/15/2018	12,000	11,994,992
Unsec. Bonds(a)	0.86%	10/10/2018	13,000	12,993,260
Unsec. Bonds(a)	0.95%	11/05/2018	12,000	12,000,000
Unsec. Bonds(a)	0.97%	11/09/2018	3,000	3,000,000
Unsec. Bonds(a)	1.02%	12/14/2018	10,000	10,000,000
Unsec. Disc. Notes(b)	0.64%	07/05/2017	6,000	5,999,787
Unsec. Disc. Notes(b)	0.64%	08/09/2017	10,000	9,993,422
Unsec. Disc. Notes(b)	0.67%	08/16/2017	10,000	9,991,811
Unsec. Disc. Notes(b)	0.70%	08/23/2017	11,000	10,989,170
Unsec. Global Bonds(a)	1.17%	08/15/2017	4,000	4,000,000
Unsec. Global Bonds(a)	1.15%	12/05/2017	5,000	4,999,891
Unsec. Global Bonds(a)	1.04%	02/23/2018	4,000	4,000,000
Unsec. Global Bonds(a)	1.12%	03/26/2018	5,000	5,000,000
Unsec. Global Bonds(a)	0.83%	05/14/2018	10,000	9,996,497
Unsec. Global Bonds(a)	1.09%	12/21/2018	5,000	5,000,000
				173,475,063

Federal Home Loan Mortgage Corp. (FHLMC)–1.79%
Unsec. Global Notes(a)	1.34%	07/21/2017	12,000	11,999,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal National Mortgage Association (FNMA)–2.38%
Unsec. Global Notes(a)	1.10%	09/08/2017	$10,000	$9,997,874
Unsec. Notes(a)	1.18%	08/16/2017	6,000	5,999,854
				15,997,728

Overseas Private Investment Corp. (OPIC)–3.35%
Sr. Unsec. Gtd. VRD COP Bonds(c)	1.07%	02/15/2028	10,000	10,000,000
Unsec. Gtd. VRD COP Bonds(c)	1.07%	09/15/2020	5,000	5,000,000
Unsec. Gtd. VRD COP Bonds(c)	1.10%	07/07/2040	7,500	7,500,000
				22,500,000
Total U.S. Government Sponsored Agency Securities (Cost $289,398,802)				289,398,802

U.S. Treasury Securities–17.99%
U.S. Treasury Bills–16.35%(b)
U.S. Treasury Bills	0.83%	08/03/2017	25,000	24,982,121
U.S. Treasury Bills	0.64%	08/17/2017	10,000	9,991,981
U.S. Treasury Bills	0.91%	08/17/2017	15,000	14,983,050
U.S. Treasury Bills	0.96%	10/26/2017	30,000	29,908,863
U.S. Treasury Bills	0.98%	11/02/2017	30,000	29,900,875
				109,766,890

U.S. Treasury Notes–1.64%
U.S. Treasury Floating Rate Notes(a)	1.07%	04/30/2019	11,000	11,002,072
Total U.S. Treasury Securities (Cost $120,768,962)				120,768,962
TOTAL INVESTMENTS (excluding Repurchase Agreements)–61.09% (Cost $410,167,764)				410,167,764

			Repurchase Amount
Repurchase Agreements–44.07%(d)
ABN AMRO Bank N.V., joint agreement dated 06/30/2017, aggregate maturing value of $450,040,500 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $459,000,000; 0.63%-6.50%; 09/30/2017-03/20/2047)	1.08%	07/03/2017	34,003,060	34,000,000
Bank of Nova Scotia, joint agreement dated 06/30/2017, aggregate maturing value of $200,018,667 (collateralized by domestic agency mortgage-backed securities valued at $204,000,000; 2.50%-6.50%; 02/01/2027-04/20/2047)	1.12%	07/03/2017	22,002,053	22,000,000
Citigroup Global Markets Inc., joint agreement dated 06/30/2017, aggregate maturing value of $250,022,917 (collateralized by U.S. government sponsored agency obligations valued at $255,003,891; 1.38%-6.25%; 05/28/2019-09/15/2060)	1.10%	07/03/2017	34,003,117	34,000,000
ING Financial Markets, LLC, joint term agreement dated 06/29/2017, aggregate maturing value of $300,062,417 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $306,000,645; 2.00%-5.50%; 10/01/2025-08/01/2048)(e)	1.07%	07/06/2017	20,004,161	20,000,000
ING Financial Markets, LLC, joint term agreement dated 06/30/2017, aggregate maturing value of $275,000,000 (collateralized by domestic agency mortgage-backed securities valued at $280,504,298; 3.50%-4.00%; 01/01/2031-02/01/2047)	1.30%	10/02/2017	5,000,000	5,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., joint term agreement dated 06/29/2017, aggregate maturing value of $950,201,347 (collateralized by U.S. Treasury obligations valued at $960,505,165; 3.63%; 08/15/2043)(e)	1.09%	07/06/2017	30,006,358	30,000,000
Metropolitan Life Insurance Co., joint term agreement dated 06/28/2017, aggregate maturing value of $1,200,270,715 (collateralized by U.S. Treasury obligations valued at $1,203,273,272; 0.00%-4.50%; 08/15/2018-08/15/2045)(e)	1.15%	07/05/2017	25,006,528	25,000,938
RBC Capital Markets LLC, joint term agreement dated 06/13/2017, aggregate maturing value of $600,525,000 (collateralized by domestic agency mortgage-backed securities valued at $612,000,001; 3.22%-4.50%; 12/01/2040-06/01/2047)(e)	1.05%	07/13/2017	15,013,125	15,000,000
RBC Capital Markets LLC, joint term agreement dated 06/19/2017, aggregate maturing value of $345,238,050 (collateralized by U.S. government sponsored agency obligations and domestic agency mortgage-backed securities valued at $351,900,001; 1.35%-8.50%; 03/01/2019-06/01/2047)(e)	1.08%	07/12/2017	5,003,450	5,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
RBC Capital Markets LLC, joint term agreement dated 06/30/2017, aggregate maturing value of $1,000,000,000 (collateralized by domestic agency mortgage-backed securities valued at $1,020,000,042; 0.00%-7.00%; 11/01/2017-06/01/2047)(e)	1.16%	08/30/2017	$45,000,000	$45,000,000
Societe Generale, joint open agreement dated 04/27/2017, aggregate maturing value of $1,500,000,000 (collateralized by U.S. Treasury obligations, U.S. government sponsored agency obligations and domestic agency mortgage-backed securities valued at $1,530,000,000; 0.00%-9.00%; 07/31/2017-02/15/2047)(f)	1.08%	—	—	30,000,000
Wells Fargo Securities, LLC, joint agreement dated 06/30/2017, aggregate maturing value of $550,050,417 (collateralized by domestic agency mortgage-backed securities valued at $561,000,001; 4.00%; 03/01/2047-04/01/2047)	1.10%	07/03/2017	26,895,560	26,893,095
Wells Fargo Securities, LLC, term agreement dated 06/19/2017, maturing value of $4,011,049 (collateralized by a domestic agency mortgage-backed security valued at $4,080,001; 4.00%; 05/01/2047)	1.13%	09/15/2017	4,011,049	4,000,000
Total Repurchase Agreements (Cost $295,894,033)				295,894,033
TOTAL INVESTMENTS(g)–105.16% (Cost $706,061,797)				706,061,797
OTHER ASSETS LESS LIABILITIES–(5.16)%				(34,610,030)
NET ASSETS–100.00%				$671,451,767

Investment Abbreviations:

COP	– Certificates of Participation
Disc.	– Discount
Gtd.	– Guaranteed
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2017.
(b)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2017.
(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of June 30, 2017

1-7	46.1%
8-30	2.5
31-60	17.2
61-90	2.0
91-180	13.0
181+	19.2

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, excluding repurchase agreements, at value and cost	$410,167,764
Repurchase agreements, at value and cost	295,894,033
Total investments, at value and cost	706,061,797
Receivable for:
Fund shares sold	78,228
Interest	234,830
Custody expenses reimbursed	459
Investment for trustee deferred compensation and retirement plans	52,013
Other assets	96,407
Total assets	706,523,734

Liabilities:
Payable for:
Fund shares reacquired	34,715,230
Dividends	7,924
Accrued fees to affiliates	281,184
Accrued trustees’ and officers’ fees and benefits	6,731
Trustee deferred compensation and retirement plans	60,898
Total liabilities	35,071,967
Net assets applicable to shares outstanding	$671,451,767

Net assets consist of:
Shares of beneficial interest	$671,472,351
Undistributed net investment income	(5,228)
Undistributed net realized gain (loss)	(15,356)
$671,451,767

Net Assets:
Series I	$578,294,275
Series II	$93,157,492

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	578,300,976
Series II	93,158,513
Series I:
Net asset value per share	$1.00
Series II:
Net asset value per share	$1.00

Investment income:
Interest	$2,802,833

Expenses:
Advisory fees	528,809
Administrative services fees	704,558
Distribution fees — Series II	118,557
Trustees’ and officers’ fees and benefits	15,807
Reports to shareholders	64,708
Other	(36,464)
Total expenses	1,395,975
Less: Expenses reimbursed	(2,159)
Net expenses	1,393,816
Net investment income	1,409,017
Net realized gain (loss) from investment securities	(23,536)
Net increase in net assets resulting from operations	$1,385,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$1,409,017	$667,531
Net realized gain (loss)	(23,536)	8,180
Net increase in net assets resulting from operations	1,385,481	675,711

Distributions to shareholders from net investment income:
Series I	(1,319,250)	(637,907)
Series ll	(89,432)	(29,624)
Total distributions from net investment income	(1,408,682)	(667,531)

Share transactions–net:
Series l	(58,217,735)	(101,332,142)
Series ll	(4,201,849)	73,420,621
Net increase (decrease) in net assets resulting from share transactions	(62,419,584)	(27,911,521)
Net increase (decrease) in net assets	(62,442,785)	(27,903,341)

Net assets:
Beginning of period	733,894,552	761,797,893
End of period (includes undistributed net investment income of $(5,228) and $(5,563), respectively)	$671,451,767	$733,894,552

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Invesco V.I. Government Money Market Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
J.	Other Risks — Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such

Invesco V.I. Government Money Market Fund

Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the six months ended June 30, 2017, Invesco voluntarily reimbursed class level expenses of $2,159 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $189,325 for accounting and fund administrative services and was reimbursed $515,233 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Government Money Market Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 7—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	582,737,160	$582,737,160	1,047,450,351	$1,047,450,351
Series II	32,136,364	32,136,364	145,053,508	145,053,508

Issued as reinvestment of dividends:
Series I	1,283,580	1,283,580	622,014	622,014
Series II	89,432	89,432	29,624	29,624

Reacquired:
Series I	(642,238,475)	(642,238,475)	(1,149,404,507)	(1,149,404,507)
Series II	(36,427,645)	(36,427,645)	(71,662,511)	(71,662,511)
Net increase (decrease) in share activity	(62,419,584)	$(62,419,584)	(27,911,521)	$(27,911,521)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 96% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Money Market Fund

NOTE 8—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net realized gains (losses) on securities	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Series I
Six months ended 06/30/17	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$1.00	0.21%	$578,294	0.36	%(c)	0.36	%(c)	0.44	%(c)
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	636,532	0.35		0.38		0.10
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	737,858	0.21		0.51		0.01
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	606,553	0.16		0.50		0.01
Year ended 12/31/13	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	422,491	0.16		0.70		0.03
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	156,931	0.23		0.54		0.03
Series II
Six months ended 06/30/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.09	93,157	0.61	(c)	0.61	(c)	0.19	(c)
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	97,362	0.43		0.63		0.02
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	23,940	0.21		0.76		0.01
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	17,496	0.16		0.75		0.01
Year ended 12/31/13	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	15,883	0.16		0.95		0.03
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	746	0.23		0.79		0.03

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $615,290 and $95,631 for Series I and Series II shares, respectively.

Invesco V.I. Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,002.10	$1.79	$1,023.01	$1.81	0.36%
Series II	1,000.00	1,000.90	3.03	1,021.77	3.06	0.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Government Money Market Fund’s (formerly, Invesco V.I. Money Market Fund) (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Money Market Funds Index. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

Invesco V.I. Government Money Market Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one mutual fund and the same as the rate of one mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that in the current low yield environment Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

Invesco V.I. Government Money Market Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Government Money Market Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	496,878,215	57,779,405	45,132,269	2
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	525,972,528	34,768,690	39,048,672	2
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	524,086,781	35,037,165	40,665,944	1

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Government Money Market Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Government Securities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIGOV-SAR-1	07172017	1157

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	1.40%
Series II Shares	1.24
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market Index)	2.27
Bloomberg Barclays U.S. Government Index▼ (Style-Specific Index)	1.86
Lipper VUF General U.S. Government Funds Index∎ (Peer Group Index)	1.61
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The Bloomberg Barclays U.S. Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.

The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general US government variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/17

Series I Shares
Inception (5/5/93)	4.29%
10 Years	3.69
5 Years	1.00
1 Year	-1.30

Series II Shares
Inception (9/19/01)	3.32%
10 Years	3.42
5 Years	0.74
1 Year	-1.63

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.68% and 0.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Schedule of Investments

June 30, 2017

(Unaudited)

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–44.58%
Collateralized Mortgage Obligations–22.08%
Fannie Mae ACES, 1.64%, 09/25/2023(a)	$3,622,119	$3,640,607
Fannie Mae REMICs,
4.00%, 07/25/2018 to 07/25/2040	2,883,191	3,024,307
5.00%, 08/25/2019	268,600	272,706
3.00%, 10/25/2025	608,037	614,208
2.50%, 03/25/2026	663,991	666,564
7.00%, 09/18/2027	308,435	343,294
1.50%, 01/25/2028	5,396,292	5,295,930
6.50%, 03/25/2032	854,093	973,946
5.75%, 10/25/2035	413,146	452,173
1.52%, 05/25/2036(a)	2,943,055	2,938,966
4.25%, 02/25/2037	962,765	994,780
1.67%, 03/25/2037(a)	1,414,157	1,420,412
1.72%, 03/25/2037 to 05/25/2041(a)	4,954,751	4,967,614
1.62%, 06/25/2038(a)	4,067,797	4,073,748
6.58%, 06/25/2039(a)	3,598,831	4,202,132
1.77%, 02/25/2041(a)	3,128,065	3,146,577
1.74%, 11/25/2041(a)	1,507,356	1,514,280
1.32%, 08/25/2044(a)	3,418,608	3,411,377
1.40%, 11/25/2046(a)	5,089,088	5,098,337
1.48%, 02/25/2056(a)	6,444,534	6,457,092
1.42%, 12/25/2056(a)	6,563,903	6,573,003
Federal Home Loan Bank 5.77%, 03/23/2018	658,817	676,451
Freddie Mac REMICs,
4.00%, 12/15/2017	45,643	45,775
5.00%, 02/15/2018 to 04/15/2019	198,397	200,937
4.50%, 07/15/2018	63,576	64,351
3.00%, 10/15/2018 to 04/15/2026	1,219,738	1,233,370
1.66%, 12/15/2035 to 03/15/2040(a)	5,323,757	5,347,125
1.46%, 03/15/2036 to 09/15/2044(a)	13,148,816	13,141,009
1.35%, 11/15/2036(a)	4,952,280	4,958,169
1.53%, 03/15/2037(a)	1,448,765	1,451,891
1.56%, 05/15/2037 to 06/15/2037(a)	3,560,803	3,572,696
2.02%, 11/15/2039(a)	831,344	848,273
1.61%, 03/15/2040 to 02/15/2042(a)	13,453,536	13,453,318
Freddie Mac STRIPS, 1.35%, 10/15/2037(a)	3,772,197	3,773,906
Ginnie Mae REMICs,
6.00%, 01/16/2025	499,562	540,213
5.72%, 08/20/2034(a)	1,281,371	1,429,327
4.00%, 02/20/2038	80,995	81,171
5.90%, 01/20/2039(a)	4,357,534	4,876,988
1.97%, 09/16/2039(a)	1,477,206	1,499,887
4.49%, 07/20/2041(a)	908,617	966,414

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
2.23%, 09/20/2041(a)	$4,079,936	$4,221,784
1.46%, 01/20/2042(a)	784,769	783,240
Ginnie Mae REMICs, IO, 1.59%, 09/20/2064(a)	9,564,532	821,274
		124,069,622

Federal Home Loan Mortgage Corp. (FHLMC)–8.89%
Pass Through Ctfs.,
7.00%, 08/01/2017 to 11/01/2035	3,267,524	3,661,902
6.50%, 10/01/2017 to 12/01/2035	2,834,786	3,237,857
5.00%, 07/01/2018 to 01/01/2040	1,424,093	1,565,821
6.00%, 09/01/2018 to 07/01/2038	492,150	534,846
4.50%, 09/01/2020 to 08/01/2041	9,673,675	10,512,422
10.00%, 03/01/2021	6,245	6,310
9.00%, 06/01/2021 to 06/01/2022	57,744	60,267
8.00%, 12/01/2021 to 09/01/2036	1,390,349	1,517,350
7.50%, 09/01/2022 to 06/01/2035	1,064,148	1,193,784
8.50%, 11/17/2022 to 08/01/2031	503,679	561,611
5.50%, 12/01/2022	240,397	247,720
3.50%, 08/01/2026	840,234	879,818
3.00%, 05/01/2027 to 02/01/2032	6,950,587	7,153,897
7.05%, 05/20/2027	115,306	126,623
6.03%, 10/20/2030	763,049	863,419
Pass Through Ctfs., ARM,
3.25%, 09/01/2035(a)	4,755,053	5,046,938
3.49%, 07/01/2036(a)	3,841,069	4,052,071
2.86%, 10/01/2036(a)	2,153,342	2,270,149
3.33%, 10/01/2036(a)	156,415	166,291
3.51%, 11/01/2037(a)	2,382,185	2,482,321
3.68%, 01/01/2038(a)	119,094	127,303
3.51%, 07/01/2038(a)	1,022,282	1,089,731
2.97%, 06/01/2043(a)	2,482,892	2,594,118
		49,952,569

Federal National Mortgage Association (FNMA)–10.35%
Pass Through Ctfs.,
6.00%, 09/01/2017 to 10/01/2038	1,861,214	2,110,319
6.50%, 09/01/2017 to 11/01/2037	2,801,027	3,080,742
7.00%, 09/01/2017 to 06/01/2036	4,175,259	4,523,323
5.00%, 11/01/2017 to 12/01/2033	331,518	347,287
8.50%, 11/01/2017 to 08/01/2037	1,161,834	1,319,560
4.50%, 04/01/2019 to 08/01/2041	7,104,841	7,648,991
7.50%, 07/01/2020 to 08/01/2037	4,839,617	5,536,279
8.00%, 02/01/2021 to 10/01/2037	3,535,335	4,160,984
5.50%, 03/01/2021 to 05/01/2035	1,749,359	1,995,906
6.75%, 07/01/2024	351,149	388,817
6.95%, 10/01/2025	18,483	18,664
3.50%, 03/01/2027 to 08/01/2027	9,627,868	10,034,409
3.00%, 05/01/2027 to 12/01/2031	7,870,186	8,095,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., ARM,
2.97%, 10/01/2034(a)	$2,360,954	$2,494,390
2.96%, 05/01/2035(a)	368,804	388,422
3.38%, 03/01/2038(a)	99,893	104,915
2.73%, 02/01/2042(a)	1,426,972	1,493,899
2.18%, 08/01/2043(a)	2,485,708	2,524,102
2.28%, 05/01/2044(a)	1,836,877	1,862,426
		58,129,140

Government National Mortgage Association (GNMA)–3.26%
Pass Through Ctfs.,
6.50%, 09/15/2017 to 01/15/2035	3,755,702	4,126,603
7.00%, 11/15/2017 to 12/15/2036	852,558	925,598
7.50%, 09/15/2018 to 10/15/2035	2,322,664	2,646,730
10.00%, 06/15/2019	1,526	1,532
6.00%, 09/15/2020 to 08/15/2033	587,944	652,541
8.00%, 01/15/2023 to 01/15/2037	1,241,598	1,441,725
5.00%, 02/15/2025	178,316	194,397
8.50%, 02/15/2025 to 01/15/2037	143,169	150,309
6.95%, 08/20/2025 to 08/20/2027	286,263	292,318
6.38%, 10/20/2027 to 04/20/2028	273,230	291,553
6.10%, 12/20/2033	4,097,555	4,740,851
3.50%, 10/20/2042	2,810,342	2,874,942
		18,339,099
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $246,762,813)		250,490,430

U.S. Treasury Securities–36.56%
U.S. Treasury Bills–0.28%
0.89%, 08/10/2017(b)(c)	1,600,000	1,598,556

U.S. Treasury Notes–28.01%
0.75%, 08/31/2018	4,250,000	4,222,112
1.00%, 11/30/2018	5,000,000	4,976,465
1.25%, 12/31/2018	6,000,000	5,991,210
1.50%, 12/31/2018	2,500,000	2,505,860
1.00%, 03/15/2019	7,500,000	7,454,587
1.50%, 05/31/2019	7,000,000	7,017,065
1.63%, 06/30/2019	4,000,000	4,018,828
0.75%, 07/15/2019	9,100,000	8,983,584
1.63%, 07/31/2019	2,700,000	2,712,868
1.75%, 09/30/2019	2,500,000	2,518,555
3.38%, 11/15/2019	625,000	653,088
1.50%, 04/15/2020	7,000,000	6,995,625
1.38%, 08/31/2020	11,000,000	10,923,297
2.00%, 09/30/2020	6,000,000	6,073,596
1.75%, 12/31/2020	8,000,000	8,023,280
1.38%, 01/31/2021	3,000,000	2,968,770
3.13%, 05/15/2021	2,100,000	2,209,717
1.38%, 05/31/2021	4,000,000	3,944,920
2.13%, 08/15/2021	2,700,000	2,738,075
2.00%, 10/31/2021	2,500,000	2,520,215

	Principal Amount		Value
U.S. Treasury Notes–(continued)
2.00%, 11/15/2021	$3,300,000		$3,328,037
2.00%, 12/31/2021	3,000,000		3,021,972
1.88%, 03/31/2022	6,000,000		6,003,984
1.75%, 05/15/2022	6,000,000		5,967,072
2.13%, 06/30/2022	3,000,000		3,032,694
2.00%, 07/31/2022	2,000,000		2,008,984
1.63%, 11/15/2022	2,000,000		1,966,758
2.13%, 12/31/2022	7,000,000		7,056,329
1.63%, 04/30/2023	4,000,000		3,913,516
1.63%, 05/31/2023	1,400,000		1,369,157
1.63%, 10/31/2023	625,000		608,704
2.13%, 11/30/2023	7,000,000		7,023,107
2.13%, 03/31/2024	4,000,000		4,002,420
1.50%, 08/15/2026	10,250,000		9,589,756
2.38%, 05/15/2027	1,000,000		1,006,602
			157,350,809

U.S. Treasury Bonds–5.85%
8.75%, 05/15/2020	1,200,000		1,443,281
7.88%, 02/15/2021	1,100,000		1,337,961
5.38%, 02/15/2031	3,800,000		5,112,037
3.38%, 05/15/2044	6,000,000		6,639,258
3.00%, 05/15/2045	3,000,000		3,096,798
2.88%, 08/15/2045	750,000		755,537
3.00%, 11/15/2045	3,000,000		3,095,742
2.50%, 05/15/2046	6,000,000		5,592,192
2.25%, 08/15/2046	6,550,000		5,777,565
			32,850,371

U.S. Treasury Inflation–Indexed Notes–2.42%
0.13%, 04/15/2021	13,617,252	(d)	13,600,625
Total U.S. Treasury Securities (Cost $205,169,717)			205,400,361

Non-U.S. Government Sponsored Agency Securities–15.02%
Collateralized Mortgage Obligations–13.04%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, Variable Rate Pass Through Ctfs., 1.06%, 09/15/2048(a)	16,716,114		935,658
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 4.16%, 05/15/2032(a)(e)	2,460,000		2,463,962
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, Variable Rate Pass Through Ctfs., 3.27%, 01/25/2035(a)	762,826		773,841
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(a)(e)	2,759,104		2,767,416
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(a)(e)	3,176,701		3,177,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Commercial Mortgage Trust,
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 2.14%, 06/08/2030(a)(e)	$5,900,000	$5,908,429
Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.81%, 05/10/2048(a)(e)	4,740,000	4,729,713
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.52%, 08/10/2048(a)	6,200,000	6,553,447
Credit Suisse Mortgage Capital Trust, Series 2015-TOWN, Class B, Floating Rate Pass Through Ctfs., 3.03%, 03/15/2028(a)(e)	7,100,000	7,101,664
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/2041 (Acquired 04/22/2013; Cost $8,631,400)(e)	8,339,516	8,665,279
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.25%, 09/08/2039 (Acquired 11/05/2010; Cost $14,017,827)(a)(e)	13,568,375	14,047,508
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(e)	3,695,590	3,697,729
Morgan Stanley Capital I Trust, Series 2015-XLF2, Class AFSD, Floating Rate Pass Through Ctfs., 4.78%, 08/15/2026(a)(e)	3,000,000	3,021,468
Towd Point Mortgage Trust, Series 2015-1, Class AES, Pass Through Ctfs., 3.00%, 10/25/2053(e)	3,444,189	3,495,277
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.27%, 05/15/2048(a)	5,900,000	5,943,482
		73,282,190

	Principal Amount	Value
Bonds & Notes–1.98%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/2024	$3,800,000	$4,482,722
Private Export Funding Corp.,
Series BB, Sec. Gtd. Notes, 4.30%, 12/15/2021	1,540,000	1,687,514
Series HH, Sr. Sec. Gtd. Notes, 1.45%, 08/15/2019	5,000,000	4,981,845
		11,152,081
Total Non-U.S. Government Sponsored Agency Securities (Cost $83,122,937)		84,434,271

U.S. Government Sponsored Agency Securities–2.52%
Federal Farm Credit Bank (FFCB)–0.48%
Unsec. Medium-Term Notes, 5.75%, 12/07/2028	2,100,000	2,686,131

Federal Home Loan Bank (FHLB)–1.16%
Unsec. Bonds, 3.38%, 06/12/2020	6,220,000	6,529,569

Financing Corp (FICO)–0.52%
Sec. Bonds, 9.80%, 04/06/2018	700,000	745,064
Series E, Sec. Bonds, 9.65%, 11/02/2018	1,985,000	2,199,124
		2,944,188

Tennessee Valley Authority (TVA)–0.36%
Sr. Unsec. Global Notes, 1.88%, 08/15/2022	2,000,000	1,990,228
Total U.S. Government Sponsored Agency Securities (Cost $13,300,251)		14,150,116

	Shares
Money Market Funds–1.08%
Government & Agency Portfolio–Institutional Class, 0.89% (Cost $6,048,136)(f)	6,048,136	6,048,136
TOTAL INVESTMENTS–99.76% (Cost $554,403,854)		560,523,314
OTHER ASSETS LESS LIABILITIES–0.24%		1,324,795
NET ASSETS–100.00%		$561,848,109

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
IO	– Interest Only
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Security
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2017.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(d)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2017 was $59,075,762, which represented 10.51% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By security type, based on Net Assets

as of June 30, 2017

U.S. Government Sponsored Agency Mortgage-Backed Securities	44.6%
U.S. Treasury Securities	36.6
Non U.S. Government Sponsored Agency Securities	15.0
U.S. Government Sponsored Agency Securities	2.5
Money Market Funds Plus Other Assets Less Liabilities	1.3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $548,355,718)	$554,475,178
Investments in affiliated money market funds, at value and cost	6,048,136
Total investments, at value (Cost $554,403,854)	560,523,314
Cash	14,743
Receivable for:
Fund shares sold	94,051
Dividends and interest	1,759,743
Principal paydowns	391,250
Investment for trustee deferred compensation and retirement plans	241,955
Other assets	790
Total assets	563,025,846

Liabilities:
Payable for:
Fund shares reacquired	287,732
Variation margin — futures	206,033
Accrued fees to affiliates	338,451
Accrued trustees’ and officers’ fees and benefits	6,265
Accrued other operating expenses	72,460
Trustee deferred compensation and retirement plans	266,796
Total liabilities	1,177,737
Net assets applicable to shares outstanding	$561,848,109

Net assets consist of:
Shares of beneficial interest	$559,706,482
Undistributed net investment income	15,894,194
Undistributed net realized gain (loss)	(20,730,758)
Net unrealized appreciation	6,978,191
$561,848,109

Net Assets:
Series I	$353,031,814
Series II	$208,816,295

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	30,465,519
Series II	18,205,689
Series I:
Net asset value per share	$11.59
Series II:
Net asset value per share	$11.47

Investment income:
Interest	$7,299,446
Dividends from affiliated money market funds	25,986
Total investment income	7,325,432

Expenses:
Advisory fees	1,300,533
Administrative services fees	477,075
Custodian fees	15,029
Distribution fees — Series II	257,711
Transfer agent fees	17,189
Trustees’ and officers’ fees and benefits	14,692
Reports to shareholders	60,236
Professional services fees	22,706
Other	55,689
Total expenses	2,220,860
Less: Fees waived	(4,766)
Net expenses	2,216,094
Net investment income	5,109,338

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,310,678)
Futures contracts	981,531
(1,329,147)
Change in net unrealized appreciation of:
Investment securities	2,342,476
Futures contracts	881,233
3,223,709
Net realized and unrealized gain	1,894,562
Net increase in net assets resulting from operations	$7,003,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$5,109,338	$11,085,017
Net realized gain (loss)	(1,329,147)	1,829,666
Change in net unrealized appreciation (depreciation)	3,223,709	(5,192,977)
Net increase in net assets resulting from operations	7,003,900	7,721,706

Distributions to shareholders from net investment income:
Series I	—	(7,819,357)
Series ll	—	(3,787,853)
Total distributions from net investment income	—	(11,607,210)

Share transactions–net:
Series l	(5,097,117)	(37,454,400)
Series ll	1,316,984	11,482,998
Net increase (decrease) in net assets resulting from share transactions	(3,780,133)	(25,971,402)
Net increase (decrease) in net assets	3,223,767	(29,856,906)

Net assets:
Beginning of period	558,624,342	588,481,248
End of period (includes undistributed net investment income of $15,894,194 and $10,784,856, respectively)	$561,848,109	$558,624,342

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Government Securities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Government Securities Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.	Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized

Invesco V.I. Government Securities Fund

and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
O.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.50%
Over $250 million	0.45%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $4,766.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $65,783 for accounting and fund administrative services and was reimbursed $411,292 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Invesco V.I. Government Securities Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$250,490,430	$—	$250,490,430
U.S. Treasury Securities	—	205,400,361	—	205,400,361
Non-U.S. Government Sponsored Agency Securities	—	84,434,271	—	84,434,271
U.S. Government Sponsored Agency Securities	—	14,150,116	—	14,150,116
Money Market Funds	6,048,136	—	—	6,048,136
	6,048,136	554,475,178	—	560,523,314
Futures Contracts*	858,731	—	—	858,731
Total Investments	$6,906,867	$554,475,178	$—	$561,382,045

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$965,839
Derivatives not subject to master netting agreements	(965,839)
Total Derivative Assets subject to master netting agreements	$—

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(107,108)
Derivatives not subject to master netting agreements	107,108
Total Derivative Liabilities subject to master netting agreements	$—

(a)	Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Invesco V.I. Government Securities Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Euro 90 Day Notes	Short	45	September-2017	$(11,097,563)	$3,831
Euro 90 Day Notes	Short	45	December-2017	(11,084,063)	7,215
Euro 90 Day Notes	Short	45	March-2018	(11,074,500)	9,465
Euro 90 Day Notes	Short	45	June-2018	(11,066,063)	9,465
Euro 90 Day Notes	Short	45	September-2018	(11,057,625)	9,455
Euro 90 Day Notes	Short	45	December-2018	(11,047,500)	9,455
Euro 90 Day Notes	Short	45	March-2019	(11,041,313)	11,152
Euro 90 Day Notes	Short	45	June-2019	(11,034,563)	12,277
U.S. Treasury 2 Year Notes	Long	126	September-2017	27,229,781	(11,145)
U.S. Treasury 5 Year Notes	Long	146	September-2017	17,204,047	(55,535)
U.S. Treasury 10 Year Notes	Long	73	September-2017	9,163,781	(2,455)
U.S. Treasury 10 Year Ultra Bonds	Short	119	September-2017	(16,042,688)	21,916
U.S. Treasury Long Bonds	Long	15	September-2017	2,305,313	(37,973)
U.S. Treasury Ultra Bonds	Long	269	September-2017	44,620,375	871,608
Total Futures Contracts — interest rate risk					$858,731

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$981,531
Options purchased(a)	(295,000)
Change in Net Unrealized Appreciation:
Futures contracts	881,233
Options purchased(a)	98,857
Total	$1,666,621

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation of investment securities.

The table below summarizes the six month average notional value of futures contracts outstanding and the five month average notional value of options purchased, outstanding during the period.

	Futures Contracts	Options Purchased
Average notional value	$154,373,906	$10,000,000

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

Invesco V.I. Government Securities Fund

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$3,845,839	$—	$3,845,839
Not subject to expiration	8,772,508	6,539,306	15,311,814
	$12,618,347	$6,539,306	$19,157,653

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $41,503,665 and $48,606,402, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $68,350,919 and $30,526,240, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,932,998
Aggregate unrealized (depreciation) of investment securities	(2,814,577)
Net unrealized appreciation of investment securities	$6,118,421

Cost of investments for tax purposes is $554,404,893.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	3,092,157	$35,753,606	5,588,689	$65,831,931
Series II	1,180,447	13,453,285	3,992,862	46,492,943

Issued as reinvestment of dividends:
Series I	—	—	666,044	7,819,357
Series II	—	—	325,417	3,787,853

Reacquired:
Series I	(3,548,650)	(40,850,723)	(9,454,799)	(111,105,688)
Series II	(1,063,813)	(12,136,301)	(3,337,612)	(38,797,798)
Net increase (decrease) in share activity	(339,859)	$(3,780,133)	(2,219,399)	$(25,971,402)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Securities Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$11.44	$0.11	$0.04	$0.15	$—	$11.59	1.40%	$353,032	0.71	%(d)	0.71	%(d)	1.95	%(d)	15%
Year ended 12/31/16	11.52	0.23	(0.07)	0.16	(0.24)	11.44	1.32	353,614	0.73		0.73		1.93		31
Year ended 12/31/15	11.74	0.17	(0.13)	0.04	(0.26)	11.52	0.34	393,090	0.77		0.77		1.44		59
Year ended 12/31/14	11.64	0.16	0.32	0.48	(0.38)	11.74	4.14	474,556	0.78		0.78		1.36		55
Year ended 12/31/13	12.40	0.13	(0.45)	(0.32)	(0.44)	11.64	(2.62)	565,690	0.74		0.76		1.10		139
Year ended 12/31/12	12.49	0.19	0.12	0.31	(0.40)	12.40	2.47	873,212	0.65		0.76		1.49		118
Series II
Six months ended 06/30/17	11.33	0.10	0.04	0.14	—	11.47	1.24	208,816	0.96	(d)	0.96	(d)	1.70	(d)	15
Year ended 12/31/16	11.42	0.20	(0.08)	0.12	(0.21)	11.33	1.00	205,010	0.98		0.98		1.68		31
Year ended 12/31/15	11.64	0.14	(0.13)	0.01	(0.23)	11.42	0.06	195,392	1.02		1.02		1.19		59
Year ended 12/31/14	11.54	0.13	0.31	0.44	(0.34)	11.64	3.88	212,788	1.03		1.03		1.11		55
Year ended 12/31/13	12.29	0.10	(0.45)	(0.35)	(0.40)	11.54	(2.85)	227,237	0.99		1.01		0.85		139
Year ended 12/31/12	12.39	0.16	0.12	0.28	(0.38)	12.29	2.22	261,083	0.90		1.01		1.24		118

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $347,150 and $207,877 Series I and Series II shares, respectively.

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,014.00	$3.55	$1,021.27	$3.56	0.71%
Series II	1,000.00	1,012.40	4.79	1,020.03	4.81	0.96

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Government Securities Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds General U.S. Government Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. Government Securities Fund

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

Invesco V.I. Government Securities Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Government Securities Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	37,829,975	3,618,706	3,965,574	1
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	39,454,629	2,088,799	3,870,828	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	38,249,168	2,824,445	4,340,641	2

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Government Securities Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. Growth and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc. VK-VIGRI-SAR-1 08042017 0906

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	4.61%
Series II Shares	4.47
S&P 500 Index▼ (Broad Market Index)	9.34
Russell 1000 Value Index▼ (Style-Specific Index)	4.66
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	5.66

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/15

Series I Shares
Inception (12/23/96)	9.05%
10 Years	6.25
5 Years	13.85
1 Year	24.07

Series II Shares
Inception (9/18/00)	6.75%
10 Years	5.98
5 Years	13.57
1 Year	23.76

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.80%
Aerospace & Defense–1.61%
General Dynamics Corp.	160,493	$31,793,663

Apparel, Accessories & Luxury Goods–0.68%
Michael Kors Holdings Ltd.(b)	368,544	13,359,720

Asset Management & Custody Banks–2.81%
Northern Trust Corp.	230,987	22,454,246
State Street Corp.	366,453	32,881,828
		55,336,074

Automobile Manufacturers–1.47%
General Motors Co.	827,221	28,894,830

Biotechnology–0.74%
Amgen Inc.	84,528	14,558,257

Broadcasting–0.30%
CBS Corp.–Class B	93,749	5,979,311

Building Products–1.53%
Johnson Controls International PLC	696,684	30,208,218

Cable & Satellite–2.57%
Charter Communications, Inc.–Class A(b)	59,464	20,030,448
Comcast Corp.–Class A	787,042	30,631,675
		50,662,123

Communications Equipment–3.00%
Cisco Systems, Inc.	995,766	31,167,476
Juniper Networks, Inc.	999,029	27,852,928
		59,020,404

Construction Machinery & Heavy Trucks–1.05%
Caterpillar Inc.	192,814	20,719,792

Data Processing & Outsourced Services–0.99%
PayPal Holdings, Inc.(b)	362,940	19,478,990

Diversified Banks–13.62%
Bank of America Corp.	3,382,728	82,064,982
Citigroup Inc.	1,585,648	106,048,138
JPMorgan Chase & Co.	876,125	80,077,825
		268,190,945

Diversified Metals & Mining–0.70%
BHP Billiton Ltd. (Australia)	772,784	13,785,255

Drug Retail–2.93%
CVS Health Corp.	271,768	21,866,453
Walgreens Boots Alliance, Inc.	458,682	35,919,388
		57,785,841

Electric Utilities–1.28%
FirstEnergy Corp.	273,095	7,963,450
PG&E Corp.	260,357	17,279,894
		25,243,344

	Shares	Value
Fertilizers & Agricultural Chemicals–1.73%
Agrium Inc. (Canada)	140,509	$12,714,660
Mosaic Co. (The)	931,339	21,262,469
		33,977,129

Health Care Distributors–1.07%
Cardinal Health, Inc.	271,347	21,143,358

Health Care Equipment–2.60%
Baxter International Inc.	402,548	24,370,256
Medtronic PLC	302,712	26,865,690
		51,235,946

Home Improvement Retail–0.83%
Kingfisher PLC (United Kingdom)	4,157,814	16,283,942

Hotels, Resorts & Cruise Lines–2.02%
Carnival Corp.	605,118	39,677,587

Industrial Conglomerates–1.04%
General Electric Co.	760,127	20,531,030

Industrial Machinery–1.23%
Ingersoll-Rand PLC	263,948	24,122,208

Insurance Brokers–3.24%
Aon PLC	219,968	29,244,746
Marsh & McLennan Cos., Inc.	212,573	16,572,191
Willis Towers Watson PLC	122,970	17,887,216
		63,704,153

Integrated Oil & Gas–5.71%
Exxon Mobil Corp.	195,868	15,812,424
Occidental Petroleum Corp.	599,072	35,866,441
Royal Dutch Shell PLC–Class A (United Kingdom)	1,478,158	39,264,403
TOTAL S.A. (France)	435,321	21,568,644
		112,511,912

Integrated Telecommunication Services–0.87%
Orange S.A. (France)	269,615	4,294,830
Verizon Communications Inc.	286,941	12,814,785
		17,109,615

Internet Software & Services–1.35%
eBay Inc.(b)	759,772	26,531,238

Investment Banking & Brokerage–5.40%
Charles Schwab Corp. (The)	550,025	23,629,074
Goldman Sachs Group, Inc. (The)	106,134	23,551,134
Morgan Stanley	1,326,037	59,088,209
		106,268,417

IT Consulting & Other Services–1.34%
Cognizant Technology Solutions Corp.–Class A	398,161	26,437,890

Managed Health Care–0.91%
Anthem, Inc.	95,722	18,008,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value
Movies & Entertainment–0.84%
Time Warner Inc.	164,399	$16,507,304

Oil & Gas Equipment & Services–2.93%
Baker Hughes Inc.	545,673	29,744,635
TechnipFMC PLC (United Kingdom)(b)	1,027,414	27,945,661
		57,690,296

Oil & Gas Exploration & Production–5.09%
Apache Corp.	822,531	39,423,911
Canadian Natural Resources Ltd. (Canada)	1,092,474	31,522,826
Devon Energy Corp.	915,160	29,257,665
		100,204,402

Other Diversified Financial Services–0.65%
Voya Financial, Inc.	344,486	12,708,089

Packaged Foods & Meats–0.97%
Mondelez International, Inc.–Class A	443,655	19,161,459

Pharmaceuticals–5.66%
Merck & Co., Inc.	469,543	30,093,011
Novartis AG (Switzerland)	317,328	26,498,351
Pfizer Inc.	1,017,778	34,187,163
Sanofi (France)	215,618	20,723,498
		111,502,023

Railroads–1.17%
CSX Corp.	420,425	22,938,388

Regional Banks–8.35%
BB&T Corp.	182,199	8,273,657
Citizens Financial Group, Inc.	1,294,526	46,188,688
Comerica Inc.	326,488	23,911,981

	Shares	Value
Regional Banks–(continued)
Fifth Third Bancorp	1,250,713	$32,468,509
First Horizon National Corp.	846,736	14,750,141
PNC Financial Services Group, Inc. (The)	310,616	38,786,620
		164,379,596

Semiconductors–2.30%
Intel Corp.	586,080	19,774,339
QUALCOMM Inc.	460,421	25,424,448
		45,198,787

Systems Software–2.38%
Oracle Corp.	932,700	46,765,578

Tobacco–1.13%
Philip Morris International Inc.	189,925	22,306,691

Wireless Telecommunication Services–0.71%
Vodafone Group PLC–ADR (United Kingdom)	483,350	13,886,646
Total Common Stocks & Other Equity Interests (Cost $1,565,003,227)		1,905,808,631

Money Market Funds–2.76%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	32,537,455	32,537,455
Treasury Portfolio–Institutional Class, 0.85%(c)	21,691,636	21,691,636
Total Money Market Funds (Cost $54,229,091)		54,229,091
TOTAL INVESTMENTS–99.56% (Cost $1,619,232,318)		1,960,037,722
OTHER ASSETS LESS LIABILITIES–0.44%		8,734,706
NET ASSETS–100.00%		$1,968,772,428

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Financials	34.1%
Energy	13.7
Information Technology	11.4
Health Care	11.0
Consumer Discretionary	8.7
Industrials	7.6
Consumer Staples	5.0
Materials	2.4
Telecommunication Services	1.6
Utilities	1.3
Money Market Funds Plus Other Assets Less Liabilities	3.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $1,565,003,227)	$1,905,808,631
Investments in affiliated money market funds, at value and cost	54,229,091
Total investments, at value (Cost $1,619,232,318)	1,960,037,722
Cash	106,990
Foreign currencies, at value (Cost $1,314,730)	1,314,229
Receivable for:
Investments sold	5,114,941
Fund shares sold	5,261,838
Dividends	3,402,597
Investment for trustee deferred compensation and retirement plans	202,152
Total assets	1,975,440,469

Liabilities:
Payable for:
Investments purchased	3,094,404
Fund shares reacquired	513,635
Accrued fees to affiliates	1,844,734
Accrued trustees’ and officers’ fees and benefits	9,804
Accrued other operating expenses	124,056
Trustee deferred compensation and retirement plans	229,900
Unrealized depreciation on forward foreign currency contracts outstanding	851,508
Total liabilities	6,668,041
Net assets applicable to shares outstanding	$1,968,772,428

Net assets consist of:
Shares of beneficial interest	$1,415,350,152
Undistributed net investment income	37,984,168
Undistributed net realized gain	175,468,544
Net unrealized appreciation	339,969,564
$1,968,772,428

Net Assets:
Series I	$173,274,762
Series II	$1,795,497,666

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,867,458
Series II	81,743,663
Series I:
Net asset value per share	$22.02
Series II:
Net asset value per share	$21.96

Investment income:
Dividends (net of foreign withholding taxes of $826,221)	$21,815,206
Dividends from affiliated money market funds	117,010
Total investment income	21,932,216

Expenses:
Advisory fees	5,546,235
Administrative services fees	1,678,884
Custodian fees	26,855
Distribution fees — Series II	2,252,493
Transfer agent fees	9,723
Trustees’ and officers’ fees and benefits	23,822
Reports to shareholders	178,776
Professional services fees	16,598
Other	10,920
Total expenses	9,744,306
Less: Fees waived	(25,521)
Net expenses	9,718,785
Net investment income	12,213,431

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	101,226,724
Foreign currencies	60,794
Forward foreign currency contracts	(3,780,765)
97,506,753
Change in net unrealized appreciation (depreciation) of:
Investment securities	(17,951,572)
Foreign currencies	19,252
Forward foreign currency contracts	(4,045,493)
(21,977,813)
Net realized and unrealized gain	75,528,940
Net increase in net assets resulting from operations	$87,742,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$12,213,431	$25,590,251
Net realized gain	97,506,753	80,727,734
Change in net unrealized appreciation (depreciation)	(21,977,813)	222,115,422
Net increase in net assets resulting from operations	87,742,371	328,433,407

Distributions to shareholders from net investment income:
Series I	—	(1,752,815)
Series ll	—	(15,406,306)
Total distributions from net investment income	—	(17,159,121)

Distributions to shareholders from net realized gains:
Series l	—	(14,485,559)
Series ll	—	(163,022,756)
Total distributions from net realized gains	—	(177,508,315)

Share transactions–net:
Series l	(2,517,753)	7,123,071
Series ll	(122,608,197)	281,089,879
Net increase (decrease) in net assets resulting from share transactions	(125,125,950)	288,212,950
Net increase (decrease) in net assets	(37,383,579)	421,978,921

Net assets:
Beginning of period	2,006,156,007	1,584,177,086
End of period (includes undistributed net investment income of $37,984,168 and $25,770,737, respectively)	$1,968,772,428	$2,006,156,007

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Growth and Income Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Growth and Income Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.56%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India)

Invesco V.I. Growth and Income Fund

Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $25,521.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $205,025 for accounting and fund administrative services and was reimbursed $1,473,859 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $4,379 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Growth and Income Fund

During the six months ended June 30, 2017, there were transfers from Level 1 to Level 2 of $47,221,849 and from Level 2 to Level 1 of $16,283,942, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$1,779,673,650	$126,134,981	$—	$1,905,808,631
Money Market Funds	54,229,091	—	—	54,229,091
	1,833,902,741	126,134,981	—	1,960,037,722
Forward Foreign Currency Contracts*	—	(851,508)	—	(851,508)
Total Investments	$1,833,902,741	$125,283,473	$—	$1,959,186,214

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
07/28/17	Bank of New York Mellon (The)	AUD	6,633,487	USD	5,048,083	$5,096,885	$(48,802)
07/28/17	Bank of New York Mellon (The)	CAD	17,282,029	USD	13,255,326	13,333,836	(78,510)
07/28/17	Bank of New York Mellon (The)	CHF	9,857,553	USD	10,278,991	10,299,295	(20,304)
07/28/17	Bank of New York Mellon (The)	EUR	15,770,481	USD	17,948,699	18,040,574	(91,875)
07/28/17	Bank of New York Mellon (The)	GBP	20,328,066	USD	26,319,560	26,501,941	(182,381)
07/28/17	State Street Bank and Trust Co.	AUD	6,633,282	USD	5,050,117	5,096,728	(46,611)
07/28/17	State Street Bank and Trust Co.	CAD	13,509,351	USD	10,356,198	10,423,051	(66,853)
07/28/17	State Street Bank and Trust Co.	CHF	9,848,516	USD	10,270,693	10,289,853	(19,160)
07/28/17	State Street Bank and Trust Co.	EUR	15,778,173	USD	17,948,350	18,049,373	(101,023)
07/28/17	State Street Bank and Trust Co.	GBP	20,321,162	USD	26,296,951	26,492,940	(195,989)
Total Forward Foreign Currency Contracts — Currency Risk							$(851,508)

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar

CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
USD	– U.S. Dollar

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(851,508)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(851,508)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$—	$(421,872)	$(421,872)	$—	$—	$(421,872)
State Street Bank and Trust Co.	—	(429,636)	(429,636)	—	—	(429,636)
Total	$—	$(851,508)	$(851,508)	$—	$—	$(851,508)

Invesco V.I. Growth and Income Fund

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(3,780,765)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(4,045,493)
Total	$(7,826,258)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$144,697,919

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $149,905,004 and $295,243,177, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$426,369,332
Aggregate unrealized (depreciation) of investment securities	(86,324,932)
Net unrealized appreciation of investment securities	$340,044,400

Cost of investments for tax purposes is $1,619,993,322.

Invesco V.I. Growth and Income Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	845,017	$18,099,720	1,098,200	$21,457,639
Series II	969,681	20,935,604	26,177,046	523,596,316

Issued as reinvestment of dividends:
Series I	—	—	855,102	16,238,374
Series II	—	—	9,405,855	178,429,062

Reacquired:
Series I	(961,554)	(20,617,473)	(1,574,684)	(30,572,942)
Series II	(6,662,758)	(143,543,801)	(21,459,558)	(420,935,499)
Net increase (decrease) in share activity	(5,809,614)	$(125,125,950)	14,501,961	$288,212,950

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 79% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$21.05	$0.16		$0.81	$0.97	$—	$—	$—	$22.02	4.61%	$173,275	0.76	%(d)	0.76	%(d)	1.47	%(d)	8%
Year ended 12/31/16	19.60	0.33		3.29	3.62	(0.23)	(1.94)	(2.17)	21.05	19.69	168,082	0.77		0.79		1.69		28
Year ended 12/31/15	25.15	0.33		(1.30)	(0.97)	(0.74)	(3.84)	(4.58)	19.60	(3.06)	149,066	0.78		0.84		1.41		22
Year ended 12/31/14	26.29	0.59	(e)	2.02	2.61	(0.50)	(3.25)	(3.75)	25.15	10.28	161,866	0.78		0.83		2.22	(e)	31
Year ended 12/31/13	20.07	0.32		6.47	6.79	(0.36)	(0.21)	(0.57)	26.29	34.08	170,637	0.75		0.83		1.37		29
Year ended 12/31/12	17.77	0.33		2.27	2.60	(0.30)	—	(0.30)	20.07	14.63	139,947	0.66		0.84		1.72		31
Series II
Six months ended 06/30/17	21.02	0.13		0.81	0.94	—	—	—	21.96	4.47	1,795,498	1.01	(d)	1.01	(d)	1.22	(d)	8
Year ended 12/31/16	19.58	0.28		3.28	3.56	(0.18)	(1.94)	(2.12)	21.02	19.37	1,838,074	1.02		1.04		1.44		28
Year ended 12/31/15	25.09	0.27		(1.29)	(1.02)	(0.65)	(3.84)	(4.49)	19.58	(3.26)	1,435,111	1.03		1.09		1.16		22
Year ended 12/31/14	26.23	0.52	(e)	2.01	2.53	(0.42)	(3.25)	(3.67)	25.09	9.96	1,828,854	1.03		1.08		1.97	(e)	31
Year ended 12/31/13	20.03	0.26		6.46	6.72	(0.31)	(0.21)	(0.52)	26.23	33.77	2,335,747	1.00		1.08		1.12		29
Year ended 12/31/12	17.74	0.28		2.27	2.55	(0.26)	—	(0.26)	20.03	14.35	1,946,286	0.91		1.09		1.47		31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $171,144 and $1,816,928 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.35 and 1.29%, and $0.28 and 1.04%, for Series I and Series II, respectively.

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,046.10	$3.86	$1,021.03	$3.81	0.76%
Series II	1,000.00	1,044.70	5.12	1,019.79	5.06	1.01

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Growth and Income Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

Invesco V.I. Growth and Income Fund

level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least April 30, 2018 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco

Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Growth and Income Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Growth and Income Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	80,921,880	7,145,373	8,098,106	3
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	83,942,160	4,547,715	7,675,484	3
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	81,472,939	6,537,047	8,155,373	3

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Growth and Income Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. High Yield Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIHYI-SAR-1	08072017 1517

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	4.07%
Series II Shares	3.92
Bloomberg Barclays U.S. Aggregate Index▼ (Broad Market Index)	2.27
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	4.92
Lipper VUF High Yield Bond Funds Classification Average⬛ (Peer Group)	4.08

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

The Lipper VUF High Yield Bond Funds Classification Average represents an average of all of the variable insurance underlying funds in the Lipper High Yield Bond Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (5/1/98)	4.34%
10 Years	6.20
5 Years	5.82
1 Year	9.47

Series II Shares
Inception (3/26/02)	6.97%
10 Years	5.94
5 Years	5.55
1 Year	9.10

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.98% and 1.23%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance

Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–89.97%
Advertising–0.74%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$1,290,000	$1,399,650

Aerospace & Defense–2.11%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	380,000	380,950
7.50%, 03/15/2025(b)	300,000	311,625
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	640,000	674,400
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	442,000	461,890
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	157,000	162,102
6.50%, 05/15/2025	1,960,000	2,011,450
		4,002,417

Agricultural & Farm Machinery–0.47%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	861,000	895,440

Air Freight & Logistics–0.14%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	249,000	263,006

Airlines–0.24%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	400,000	460,920

Alternative Carriers–0.72%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	753,000	785,944
5.38%, 05/01/2025	540,000	571,050
		1,356,994

Aluminum–0.92%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	932,000	1,011,639
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	696,000	731,670
		1,743,309

Apparel Retail–1.52%
Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	413,000	447,885
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	882,000	851,130
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	1,023,000	1,099,725
6.75%, 07/01/2036	101,000	97,213
6.88%, 11/01/2035	404,000	391,880
		2,887,833

	Principal Amount	Value
Auto Parts & Equipment–0.45%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	$270,000	$280,463
Dana Inc., Sr. Unsec. Notes, 5.38%, 09/15/2021	56,000	57,680
5.50%, 12/15/2024	498,000	519,165
		857,308

Automobile Manufacturers–0.00%
Motors Liquidation Co., Sr. Unsec. Notes, 0.00%, 07/15/2033(c)	1,060,000	0

Automotive Retail–0.26%
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	472,000	493,240

Broadcasting–2.89%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	694,000	716,555
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	697,000	696,129
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 9.00%, 12/15/2019	789,000	623,310
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	833,000	914,217
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	540,000	547,425
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	4,000	4,155
5.38%, 07/15/2026(b)	620,000	644,800
6.00%, 07/15/2024(b)	668,000	713,090
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	581,000	611,503
		5,471,184

Building Products–1.71%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	408,000	438,983
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	649,000	679,827
Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	735,000	851,681
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	721,000	745,334
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	515,000	524,012
		3,239,837

Cable & Satellite–8.67%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	500,000	515,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Cable & Satellite–(continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	$620,000	$649,450
5.75%, 01/15/2024	40,000	42,250
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,710,000	1,838,250
CSC Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 10/15/2025(b)	200,000	220,500
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	1,755,000	2,042,381
10.88%, 10/15/2025(b)	530,000	637,987
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	1,714,000	1,833,980
7.88%, 09/01/2019	1,111,000	1,223,489
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	892,000	1,016,880
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 04/01/2019	242,000	242,605
7.25%, 10/15/2020	575,000	546,250
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	905,000	947,987
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	564,000	611,940
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	885,000	929,250
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	450,000	471,938
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	450,000	478,688
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	699,000	734,824
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	590,000	627,612
Ziggo Bond Finance B.V. (Netherlands), Sr. Unsec. Notes, 5.88%, 01/15/2025(b)	400,000	410,000
Ziggo Secured Finance B.V. (Netherlands), Sr. Sec. Gtd. FIrst Lien Notes, 5.50%, 01/15/2027(b)	400,000	413,000
		16,434,261

Casinos & Gaming–3.13%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	335,000	363,056
6.88%, 05/15/2023	940,000	1,009,325

	Principal Amount	Value
Casinos & Gaming–(continued)
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	$448,000	$447,160
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	469,000	474,276
6.00%, 03/15/2023	475,000	526,063
7.75%, 03/15/2022	519,000	608,528
Pinnacle Entertainment, Inc., Sr. Unsec. Notes, 5.63%, 05/01/2024(b)	914,000	952,845
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	395,000	434,006
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	694,000	712,217
5.50%, 03/01/2025(b)	385,000	406,175
		5,933,651

Commercial Printing–0.40%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	723,000	759,150

Commodity Chemicals–0.26%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	460,000	491,050

Construction & Engineering–0.15%
AECOM, Sr. Unsec. Gtd. Notes, 5.13%, 03/15/2027(b)	277,000	279,078

Construction Machinery & Heavy Trucks–0.84%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	392,000	409,640
6.75%, 06/15/2021	497,000	516,880
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	179,000	188,174
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	456,000	470,820
		1,585,514

Consumer Finance–1.00%
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	454,000	467,052
5.13%, 09/30/2024	991,000	1,050,460
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	325,000	371,313
		1,888,825

Copper–0.48%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	880,000	906,400

Data Processing & Outsourced Services–1.01%
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,780,000	1,909,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Diversified Banks–1.80%
Bank of America Corp., Series K, Jr. Unsec. Sub. Global Notes, 8.00%(d)	$197,000	$203,403
Citigroup Inc., Series R, Jr. Unsec. Sub. Global Notes, 6.13%(d)	440,000	473,000
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(d)	664,000	737,040
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	365,000	460,063
JPMorgan Chase & Co., Series 1, Jr. Unsec. Sub. Global Notes, 7.90%(d)	445,000	463,356
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	1,019,000	1,071,134
		3,407,996

Diversified Chemicals–0.80%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	1,204,000	1,285,270
7.00%, 05/15/2025	220,000	240,350
		1,525,620

Diversified Metals & Mining–1.48%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	1,020,000	915,450
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	848,000	890,400
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	513,000	533,520
Sr. Unsec. Notes, 6.13%, 10/01/2035	453,000	474,517
		2,813,887

Diversified Support Services–0.17%
Alpine Finance Merger Sub LLC, Sr. Unsec. Notes, 6.88%, 08/01/2025(b)	54,000	55,215
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	250,000	264,688
		319,903

Electric Utilities–0.16%
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	286,000	304,948

Electrical Components & Equipment–0.78%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	798,000	821,940
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	270,000	275,400
5.00%, 10/01/2025(b)	370,000	388,500
		1,485,840

	Principal Amount	Value
Environmental & Facilities Services–0.22%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	$408,000	$422,280

Food Distributors–0.36%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	653,000	684,018

Food Retail–0.87%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	715,000	744,494
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	927,000	913,095
		1,657,589

Forest Products–0.00%
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/2017 (Acquired 04/01/2014; Cost $0)(b)(c)(e)	40,000	4

Gas Utilities–1.21%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	390,000	403,650
5.88%, 08/20/2026	492,000	506,760
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	297,000	282,150
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	1,105,000	1,105,000
		2,297,560

General Merchandise Stores–0.30%
Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	537,000	568,549

Health Care Equipment–0.67%
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38%, 05/15/2022(b)(f)	526,000	544,410
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	545,000	559,306
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	111,000	113,775
5.25%, 06/15/2024	43,000	44,828
		1,262,319

Health Care Facilities–3.94%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	500,000	538,750
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	425,000	434,031
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	702,000	730,080
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	327,202	286,711
8.00%, 11/15/2019	450,000	453,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Health Care Facilities–(continued)
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	$94,000	$102,930
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	748,000	807,840
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/2022	334,000	385,353
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	640,000	676,800
5.88%, 02/15/2026	1,560,000	1,688,700
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	640,000	676,800
LifePoint Health, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	555,000	577,200
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	110,000	116,325
		7,475,457

Health Care Services–2.83%
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	952,000	959,140
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	765,000	791,775
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	1,019,000	1,090,330
Surgery Center Holdings, Inc., Sr. Unsec. Notes, 6.75%, 07/01/2025(b)	92,000	93,725
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	460,000	448,500
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	103,000	112,013
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	1,114,000	1,116,785
8.00%, 08/01/2020	103,000	105,060
8.13%, 04/01/2022	615,000	656,512
		5,373,840

Home Improvement Retail–0.45%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	880,000	844,800

Homebuilding–2.56%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	749,000	766,789
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	619,000	648,384
8.75%, 03/15/2022	415,000	462,725
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	183,000	190,091
5.38%, 10/01/2022	554,000	599,012
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	112,000	133,000

	Principal Amount	Value
Homebuilding–(continued)
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	$236,000	$268,745
8.00%, 03/15/2020	119,000	134,173
Lennar Corp., Sr. Unsec. Gtd. Notes, 4.88%, 12/15/2023	350,000	371,438
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	270,000	299,363
6.00%, 06/01/2025	405,000	436,387
Taylor Morrison Communities Inc./Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	498,000	534,727
		4,844,834

Household Products–1.41%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	357,000	365,033
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	450,000	466,875
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	561,000	601,673
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	705,000	759,637
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	469,000	486,001
		2,679,219

Independent Power Producers & Energy Traders–2.16%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	2,138,000	2,250,245
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	334,000	315,212
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	285,000	282,863
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	295,000	300,163
6.63%, 03/15/2023	352,000	363,440
6.63%, 01/15/2027	575,000	579,312
		4,091,235

Industrial Machinery–0.05%
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	98,000	100,940

Integrated Oil & Gas–0.16%
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	469,000	298,988

Integrated Telecommunication Services–1.91%
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	425,000	461,125
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	496,000	544,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	$429,000	$450,450
Frontier Communications Corp., Sr. Unsec. Global Notes, 8.50%, 04/15/2020	173,000	182,082
10.50%, 09/15/2022	880,000	841,500
11.00%, 09/15/2025	415,000	384,394
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	232,000	251,430
7.20%, 07/18/2036	442,000	513,825
		3,629,166

Internet Software & Services–1.12%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(b)	166,000	170,565
5.38%, 03/15/2027(b)	366,000	381,555
Equinix, Inc., Sr. Unsec. Notes, 5.75%, 01/01/2025	122,000	131,912
5.88%, 01/15/2026	1,306,000	1,430,070
		2,114,102

Leisure Facilities–0.50%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	225,000	237,375
Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2027(b)	200,000	211,750
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	500,000	504,375
		953,500

Managed Health Care–0.78%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	315,000	326,812
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	340,000	344,250
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	770,000	812,350
		1,483,412

Metal & Glass Containers–0.69%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. (Ireland), Sr. Sec. Gtd. First Lien Notes, 4.25%, 09/15/2022(b)	227,000	232,959
Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	200,000	210,500
7.25%, 05/15/2024(b)	310,000	339,450
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	90,000	96,300
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	405,000	422,719
		1,301,928

	Principal Amount	Value
Movies & Entertainment–0.73%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$860,000	$898,700
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	466,000	490,465
		1,389,165

Oil & Gas Drilling–0.84%
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	548,000	424,700
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	514,000	454,890
6.50%, 12/15/2021	233,000	229,214
Sr. Unsec. Gtd. Notes, 7.75%, 12/15/2023(b)	94,000	93,530
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	483,000	388,815
		1,591,149

Oil & Gas Equipment & Services–0.83%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	240,000	234,000
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2019	224,000	222,320
7.13%, 12/15/2021	521,000	498,857
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	524,000	446,710
8.25%, 06/15/2023	178,000	178,668
		1,580,555

Oil & Gas Exploration & Production–5.59%
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	682,000	695,640
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	725,000	667,906
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	323,000	182,495
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	420,000	421,050
Gulfport Energy Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	497,000	484,575
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	341,000	357,198
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	619,000	601,978
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	919,000	967,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	$225,000	$214,875
Sr. Unsec. Notes, 6.88%, 03/01/2021	610,000	635,925
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	516,000	492,780
Sr. Unsec. Gtd. Notes, 5.88%, 07/01/2022(b)	446,000	454,920
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/01/2023	585,000	633,263
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025(b)	329,000	331,056
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	553,000	528,115
6.75%, 09/15/2026	185,000	177,138
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	781,000	730,235
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	903,000	837,532
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2025(b)	673,000	634,302
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	580,000	555,350
		10,603,580

Oil & Gas Refining & Marketing–0.08%
MPLX LP, Sr. Unsec. Global Notes, 4.88%, 06/01/2025	145,000	154,788

Oil & Gas Storage & Transportation–2.86%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Notes, 5.38%, 09/15/2024(b)	207,000	212,693
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	700,000	714,000
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	563,000	598,187
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	257,000	269,208
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.13%, 03/01/2025(b)	372,000	345,960
SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(b)	535,000	520,287
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	448,000	461,440
Sr. Unsec. Gtd. Notes, 5.13%, 02/01/2025(b)	484,000	498,520
Tesoro Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 04/01/2024	72,000	76,500

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	$676,000	$733,460
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	144,000	151,920
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	460,000	473,551
Sr. Unsec. Notes, 7.88%, 09/01/2021	311,000	362,704
		5,418,430

Other Diversified Financial Services–0.37%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	492,000	522,860
Orchestra Borrower LLC/Orchestra Co-Issuer, Inc., Sec. Second Lien Notes, 6.75%, 06/15/2022(b)	171,000	176,985
		699,845

Packaged Foods & Meats–1.36%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	626,000	640,085
JBS Investments GmbH (Brazil), Gtd. Notes, 7.25%, 04/03/2024(b)	525,000	469,875
JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(b)	180,000	169,875
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	420,000	434,700
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	814,000	867,927
		2,582,462

Paper Packaging–0.21%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.13%, 08/15/2024	30,000	30,713
4.88%, 11/15/2022	350,000	372,750
		403,463

Paper Products–1.06%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	644,000	637,560
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 7.75%, 12/01/2022	230,000	247,825
Sr. Unsec. Notes, 6.50%, 02/01/2024(b)	259,000	270,655
P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	326,000	334,965
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	542,000	527,772
		2,018,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Pharmaceuticals–1.24%
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	$240,000	$202,800
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	388,000	331,255
5.63%, 12/01/2021(b)	16,000	14,520
5.88%, 05/15/2023(b)	200,000	172,500
6.13%, 04/15/2025(b)	410,000	349,525
6.75%, 08/15/2018(b)	50,000	50,375
7.00%, 10/01/2020(b)	251,000	247,862
7.50%, 07/15/2021(b)	1,000,000	975,000
		2,343,837

Restaurants–0.75%
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	445,000	472,256
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	465,000	498,713
Sec. Gtd. Second Lien Notes, 8.00%, 05/01/2022(b)	195,000	208,650
KFC Holding Co. (The)/Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	241,000	247,025
		1,426,644

Security & Alarm Services–0.85%
ADT Corp. (The), Sr. Sec. Gtd. First Lien Global Notes, 6.25%, 10/15/2021	250,000	272,812
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	1,230,000	1,340,700
		1,613,512

Semiconductors–0.34%
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	618,000	653,535

Specialized Consumer Services–0.77%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	272,000	282,540
Sr. Unsec. Notes, 7.45%, 08/15/2027	1,086,000	1,172,880
		1,455,420

Specialized Finance–2.41%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	434,000	463,295
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	160,000	181,800
Sr. Unsec. Notes, 5.00%, 04/01/2023	596,000	640,700
5.50%, 02/15/2022	512,000	558,720

	Principal Amount	Value
Specialized Finance–(continued)
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	$956,000	$1,032,480
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	821,000	859,997
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	640,000	684,000
5.75%, 08/15/2025(b)	140,000	151,725
		4,572,717

Specialized REIT’s–0.73%
GLP Capital L.P./GLP Financing II, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	495,000	540,169
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	809,000	852,483
		1,392,652

Specialty Chemicals–2.12%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	520,000	543,400
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	472,000	489,700
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	516,000	588,885
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	596,000	693,595
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	588,000	618,870
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	415,000	448,200
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	388,000	412,250
Venator Finance S.a.r.l./Venator Materials Corp. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	215,000	218,225
		4,013,125

Steel–0.84%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	482,000	545,624
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	583,000	597,575
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/2022	87,000	89,501
Sr. Unsec. Notes, 6.88%, 04/01/2021	345,000	355,781
		1,588,481

Systems Software–0.03%
j2 Cloud Services, LLC/ j2 Cloud Co-Obligor, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2025(b)	49,000	50,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Technology Distributors–0.30%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	$538,000	$560,865

Technology Hardware, Storage & Peripherals–2.09%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	1,002,000	1,077,150
Dell International LLC/EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	1,202,000	1,328,210
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	569,000	637,280
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	784,000	929,040
		3,971,680

Tobacco–0.19%
Alliance One International, Inc., Sr. Sec. Gtd. First Lien Notes, 8.50%, 04/15/2021(b)	352,000	368,720

Trading Companies & Distributors–0.78%
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	470,000	497,025
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	41,000	43,152
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	120,000	128,100
6.13%, 06/15/2023	775,000	810,844
		1,479,121

Trucking–1.72%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	705,000	668,869
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	690,000	692,587
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2020	245,000	237,038
6.75%, 04/15/2019	465,000	465,000
7.38%, 01/15/2021	240,000	232,800
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	918,000	968,490
		3,264,784

Wireless Telecommunication Services–5.39%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	430,000	478,375
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	600,000	638,250
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.63%, 02/15/2025(b)	207,000	227,700
7.75%, 05/15/2022(b)	700,000	745,500

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)		$440,000	$463,650
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022		178,000	184,008
Sr. Unsec. Notes, 4.88%, 09/01/2024(b)		808,000	824,160
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021		1,366,000	1,519,675
7.63%, 02/15/2025		535,000	616,588
7.88%, 09/15/2023		1,449,000	1,669,972
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026		968,000	1,070,850
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025		647,000	700,377
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. First Lien Notes, 6.50%, 04/30/2020(b)		250,000	259,375
Sr. Sec. Gtd. First Lien Euro Notes, 6.50%, 04/30/2020(b)		200,000	207,250
Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)		595,000	621,032
			10,226,762
Total U.S. Dollar Denominated Bonds & Notes (Cost $172,608,696)			170,624,835

	Shares

Exchange-Traded Funds–4.01%
iShares® 0-5 Year High Yield Corporate Bond ETF		80,000	3,828,800
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF		135,000	3,775,950
Total Exchange-Traded Funds (Cost $7,607,000)			7,604,750

	Principal Amount

Variable Rate Senior Loan Interests–0.59%(g)
Building Products–0.48%
HD Supply Waterworks Group Inc., Term Loan, —, 12/22/2017(h)		$904,000	904,000

Specialty Chemicals–0.11%
Kraton Polymers LLC, Term Loan, 5.23%, 01/06/2022		211,448	213,755
Total Variable Rate Senior Loan Interests (Cost $1,114,504)			1,117,755

Non-U.S. Dollar Denominated Bonds & Notes–0.52%(i)
Casinos & Gaming–0.19%
Cirsa Funding Luxembourg S.A. (Spain), REGS, Sr. Unsec. Gtd. Euro Notes, 5.88%, 05/15/2023(b)	EUR	200,000	240,463
Snaitech S.p.A. (Italy), Sr. Sec. First Lien Bonds, 6.38%, 11/07/2021(b)	EUR	100,000	122,639
			363,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount		Value
Environmental & Facilities Services–0.06%
Paprec Holding S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 5.25%, 04/01/2022(b)	EUR	100,000	$120,282

Health Care Services–0.27%
Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)	EUR	400,000	511,183
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $903,714)			994,567

U.S. Treasury Bills–0.35%(j)
0.82%, 08/10/2017(k)		$240,000	239,783
0.88%, 08/10/2017(k)		250,000	249,774
0.89%, 08/10/2017(l)		180,000	179,838
Total U.S. Treasury Bills (Cost $669,361)			669,395

	Shares
Preferred Stock–0.07%
Specialized Finance–0.07%
CIT Group Inc., Series A, 5.80% Pfd. (Cost $120,000)		120,000	125,700

	Shares	Value
Common Stocks & Other Equity Interests–0.00%
Automobile Manufacturers–0.00%
Motors Liquidation Co. GUC Trust	1	$9

Broadcasting–0.00%
Adelphia Recovery Trust–Series ACC-1(m)	318,570	64
Adelphia Recovery Trust–Series Arahova(m)	109,170	11
		75

Diversified Support Services–0.00%
ACC Claims Holdings, LLC(n)	269,616	1,011
Total Common Stocks & Other Equity Interests (Cost $143,574)		1,095

Money Market Funds–3.74%
Government & Agency Portfolio, Institutional Class, 0.89%(o)	4,250,552	4,250,552
Treasury Portfolio, Institutional Class, 0.85%(o)	2,833,701	2,833,701
Total Money Market Funds (Cost $7,084,253)		7,084,253
TOTAL INVESTMENTS–99.25% (Cost $190,251,102)		188,222,350
OTHER ASSETS LESS LIABILITIES–0.75%		1,417,484
NET ASSETS–100.00%		$189,639,834

Investment Abbreviations:

Deb.	– Debentures
ETF	– Exchange-Traded Fund
EUR	– Euro
Gtd.	– Guaranteed

PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured

Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Jr.	– Junior

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2017 was $72,271,204, which represented 38.11% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at June 30, 2017 was $4, which represented less than 1% of the Fund’s Net Assets.
(d)	Perpetual bond with no specified maturity date.
(e)	Acquired as part of the Sino-Forest Corp. reorganization.
(f)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Eagle Holding Co. II, LLC, Sr. Unsec PIK Notes	7.63%	8.38%

(g)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(h)	This floating rate interest will settle after June 30, 2017, at which time the interest rate will be determined.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1N and Note 4.
(l)	All or a portion of the value was pledged as collateral to cover margin requirements for futures contracts. See Note 1M.
(m)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(n)	Non-income producing security.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Portfolio Composition†

By credit quality, based on Total Investments*

as of June 30, 2017

BBB	0.8%
BB	39.2
B	48.2
CCC	9.2
Not Rated	2.6

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
*	Excluding U.S. Treasury Bills and money market fund holdings, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $183,166,849)	$181,138,097
Investments in affiliated money market funds, at value and cost	7,084,253
Total investments, at value (Cost $190,251,102)	188,222,350
Foreign currencies, at value (Cost $862,164)	891,260
Receivable for:
Investments sold	5,998,036
Variation margin — centrally cleared swap agreements	13,519
Fund shares sold	109,948
Dividends and interest	2,760,285
Investment for trustee deferred compensation and retirement plans	80,466
Other assets	31
Total assets	198,075,895

Liabilities:
Payable for:
Investments purchased	7,331,590
Fund shares reacquired	520,424
Amount due custodian	322,929
Accrued fees to affiliates	122,477
Accrued trustees’ and officers’ fees and benefits	4,314
Accrued other operating expenses	30,948
Trustee deferred compensation and retirement plans	85,005
Unrealized depreciation on forward foreign currency contracts outstanding	18,374
Total liabilities	8,436,061
Net assets applicable to shares outstanding	$189,639,834

Net assets consist of:
Shares of beneficial interest	$193,937,772
Undistributed net investment income	12,200,681
Undistributed net realized gain (loss)	(14,456,220)
Net unrealized appreciation (depreciation)	(2,042,399)
$189,639,834

Net Assets:
Series I	$101,088,166
Series II	$88,551,668

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	17,993,422
Series II	15,895,586
Series I:
Net asset value per share	$5.62
Series II:
Net asset value per share	$5.57

Investment income:
Interest (net of foreign withholding taxes of $632)	$5,163,212
Dividends	20,323
Dividends from affiliates	63,112
Total investment income	5,246,647

Expenses:
Advisory fees	574,247
Administrative services fees	161,796
Custodian fees	3,044
Distribution fees — Series II	106,811
Transfer agent fees	8,633
Trustees’ and officers’ fees and benefits	11,702
Reports to shareholders	18,655
Professional services fees	18,974
Other	4,559
Total expenses	908,421
Less: Fees waived	(13,257)
Net expenses	895,164
Net investment income	4,351,483

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,111,311
Foreign currencies	29,019
Forward foreign currency contracts	(68,219)
Futures contracts	(413,456)
Swap agreements	69,818
728,473
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,053,210
Foreign currencies	31,284
Forward foreign currency contracts	(27,038)
Futures contracts	24,152
Swap agreements	(25,496)
2,056,112
Net realized and unrealized gain	2,784,585
Net increase in net assets resulting from operations	$7,136,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$4,351,483	$8,396,076
Net realized gain (loss)	728,473	(5,542,632)
Change in net unrealized appreciation	2,056,112	13,733,616
Net increase in net assets resulting from operations	7,136,068	16,587,060

Distributions to shareholders from net investment income:
Series I	—	(4,133,290)
Series ll	—	(3,068,973)
Total distributions from net investment income	—	(7,202,263)

Share transactions–net:
Series l	2,563,232	16,319,925
Series ll	2,316,386	7,485,826
Net increase in net assets resulting from share transactions	4,879,618	23,805,751
Net increase in net assets	12,015,686	33,190,548

Net assets:
Beginning of period	177,624,148	144,433,600
End of period (includes undistributed net investment income of $12,200,681 and $7,849,198, respectively)	$189,639,834	$177,624,148

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

Invesco V.I. High Yield Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. High Yield Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only

Invesco V.I. High Yield Fund

in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at

Invesco V.I. High Yield Fund

the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2017 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
Q.	Other Risks — The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
R.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018.

Invesco V.I. High Yield Fund

During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $13,257.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $24,794 for accounting and fund administrative services and was reimbursed $137,002 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$170,624,831	$4	$170,624,835
Exchange-Traded Funds	7,604,750	—	—	7,604,750
Variable Rate Senior Loan Interests	—	1,117,755	—	1,117,755
Non-U.S. Dollar Denominated Bonds & Notes	—	994,567	—	994,567
U.S. Treasury Bills	—	669,395	—	669,395
Preferred Stock	—	125,700	—	125,700
Common Stocks & Other Equity Interests	9	75	1,011	1,095
Money Market Funds	7,084,253	—	—	7,084,253
	14,689,012	173,532,323	1,015	188,222,350
Forward Foreign Currency Contracts*	—	(18,374)	—	(18,374)
Swap Agreements*	—	(25,496)	—	(25,496)
Total Investments	$14,689,012	$173,488,453	$1,015	$188,178,480

*	Unrealized appreciation (depreciation).

Invesco V.I. High Yield Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
08/31/2017	Citigroup Global Markets Inc.	EUR	696,478	USD	782,182	$798,107	$(15,925)
08/31/2017	Citigroup Global Markets Inc.	GBP	353,033	USD	458,248	460,697	(2,449)
Total Open Forward Foreign Currency Contracts — Currency Risk							$(18,374)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements-Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit iTraxx Europe Index	Sell	5.00%	06/20/2022	3.39%	$6,500,000	$471,289	$(25,496)

Abbreviations:

CME – Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level, as of June 30, 2017, at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Total
Unrealized depreciation on swap agreements — Centrally Cleared(a)	$(25,496)	$—	$(25,496)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(18,374)	(18,374)
Total Derivative Liabilities	(25,496)	(18,374)	(43,870)
Derivatives not subject to master netting agreements	25,496	—	25,496
Total Derivative Liabilities subject to master netting agreements	$—	$(18,374)	$(18,374)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swap agreements. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citigroup Global Markets Inc.	$—	$(18,374)	$(18,374)	$—	$—	$(18,374)

Invesco V.I. High Yield Fund

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(68,219)	$—	$(68,219)
Futures contracts	—	—	(413,456)	(413,456)
Swap agreements	69,818	—	—	69,818
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(27,038)	—	(27,038)
Futures contracts	—	—	24,152	24,152
Swap agreements	(25,496)	—	—	(25,496)
Total	$44,322	$(95,257)	$(389,304)	$(440,239)

The table below summarizes the six month average notional value of forward foreign currency contracts, four month average notional value of futures contracts and three month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$1,899,021	$11,305,758	$6,224,333

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for PowerShares Senior Loan Portfolio are subsidiaries of Invesco Ltd. and therefore, PowerShares Senior Loan Portfolio is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in PowerShares Senior Loan Portfolio for the six months ended June 30, 2017.

	Value 12/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 06/30/17	Dividend Income
PowerShares Senior Loan Portfolio	$1,868,800	$1,167,000	$(3,018,690)	$(13,832)	$(3,278)	$–	$42,615

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Invesco V.I. High Yield Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$3,251,947	$–	$3,251,947
Not subject to expiration	5,689,006	6,028,515	11,717,521
	$8,940,953	$6,028,515	$14,969,468

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $86,998,366 and $77,416,482, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,383,794
Aggregate unrealized (depreciation) of investment securities	(8,643,062)
Net unrealized appreciation (depreciation) of investment securities	$(2,259,268)

Cost of investments for tax purposes is $190,481,618.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	7,439,598	$41,057,438	17,324,848	$92,655,603
Series II	1,369,771	7,532,452	4,567,922	24,054,376

Issued as reinvestment of dividends:
Series I	—	—	774,024	4,133,290
Series II	—	—	577,961	3,068,973

Reacquired:
Series I	(6,972,548)	(38,494,206)	(15,111,083)	(80,468,968)
Series II	(949,014)	(5,216,066)	(3,757,906)	(19,637,523)
Net increase in share activity	887,807	$4,879,618	4,375,766	$23,805,751

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. High Yield Fund

NOTE 11—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the six months ended June 30, 2017, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Bank of America Securities	$904,000	$904,000

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$5.40	$0.13	$0.09	$0.22	$—	$5.62	4.07%	$101,088	0.86	%(d)	0.87	%(d)	4.85	%(d)	44%
Year ended 12/31/16	5.06	0.28	0.28	0.56	(0.22)	5.40	11.21	94,653	0.96		0.96		5.25		99
Year ended 12/31/15	5.53	0.29	(0.46)	(0.17)	(0.30)	5.06	(3.17)	73,594	1.03		1.03		5.23		99
Year ended 12/31/14	5.70	0.29	(0.19)	0.10	(0.27)	5.53	1.73	94,345	0.92		0.98		5.11		103
Year ended 12/31/13	5.61	0.33	0.05	0.38	(0.29)	5.70	7.01	98,455	0.81		1.03		5.79		74
Year ended 12/31/12	5.04	0.33	0.53	0.86	(0.29)	5.61	17.17	93,529	0.79		1.04		6.10		58
Series II
Six months ended 06/30/17	5.36	0.13	0.08	0.21	—	5.57	3.92	88,552	1.11	(d)	1.12	(d)	4.60	(d)	44
Year ended 12/31/16	5.03	0.26	0.28	0.54	(0.21)	5.36	10.83	82,971	1.21		1.21		5.00		99
Year ended 12/31/15	5.50	0.27	(0.45)	(0.18)	(0.29)	5.03	(3.37)	70,840	1.28		1.28		4.98		99
Year ended 12/31/14	5.67	0.28	(0.19)	0.09	(0.26)	5.50	1.59	59,683	1.17		1.23		4.86		103
Year ended 12/31/13	5.59	0.32	0.05	0.37	(0.29)	5.67	6.76	44,416	1.06		1.28		5.54		74
Year ended 12/31/12	5.03	0.32	0.52	0.84	(0.28)	5.59	16.96	21,004	1.04		1.29		5.85		58

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $32,385,318 and sold of $10,521,731 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. High Yield Securities Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $99,125 and $86,157 for Series I and Series II shares, respectively.

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,040.70	$4.35	$1,020.53	$4.31	0.86%
Series II	1,000.00	1,039.20	5.61	1,019.29	5.56	1.11

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. High Yield Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds High Yield Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

Invesco V.I. High Yield Fund

management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that

Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

Invesco V.I. High Yield Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. High Yield Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	21,292,742	1,966,589	2,208,774	1
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	22,213,290	1,164,443	2,090,372	1
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	21,796,998	1,613,800	2,057,308	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. High Yield Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. International Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIGR-SAR-1	07182017 1008

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	14.23%
Series II Shares	14.09
MSCI All Country World ex-U.S. Index▼ (Broad Market Index)	14.10
Custom Invesco International Growth Index⬛ (Style-Specific Index)	17.38
Lipper VUF International Large-Cap Growth Funds Index◆ (Peer Group Index)	17.19

Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆Lipper Inc.

The MSCI All Country World ex-U.S. Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco International Growth Index is composed of the MSCI EAFE Growth Index through February 28, 2013, and the MSCI All Country World ex-U.S. Growth Index thereafter.

The Lipper VUF International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth variable insurance underlying funds tracked by Lipper.

The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The MSCI All Country World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.92% and 1.17%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.93% and 1.18%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (5/5/93)	7.23%
10 Years	2.82
5 Years	7.96
1 Year	14.46

Series II Shares
Inception (9/19/01)	7.48%
10 Years	2.56
5 Years	7.69
1 Year	14.16

    Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

     The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

     Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. International Growth Fund

Schedule of Investments

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–91.28%
Australia–4.10%
Amcor Ltd.	3,618,184	$45,081,909
Brambles Ltd.	2,180,705	16,309,415
CSL Ltd.	182,679	19,412,157
		80,803,481

Brazil–4.68%
B3 S.A. — Brasil, Bolsa, Balcão	5,752,334	34,287,102
Banco Bradesco S.A.–ADR	2,206,614	18,756,219
Cielo S.A.	4,363,589	32,396,532
Kroton Educacional S.A.	1,532,993	6,879,719
		92,319,572

Canada–8.14%
Canadian National Railway Co.	260,966	21,173,492
Cenovus Energy Inc.	1,715,118	12,643,350
CGI Group Inc.–Class A(a)	870,560	44,479,551
Fairfax Financial Holdings Ltd.	45,617	19,768,832
Great-West Lifeco Inc.	579,730	15,713,081
PrairieSky Royalty Ltd.	877,394	19,978,752
Suncor Energy, Inc.	912,565	26,662,365
		160,419,423

China–2.70%
Baidu, Inc.–ADR(a)	92,829	16,603,395
Kweichow Moutai Co., Ltd.–Class A	524,997	36,531,999
		53,135,394

Denmark–2.10%
Carlsberg A/S–Class B	386,146	41,338,944

France–4.02%
Essilor International S.A.	122,888	15,712,473
Pernod Ricard S.A.	84,917	11,383,755
Publicis Groupe S.A.	265,699	19,905,797
Schneider Electric S.E.	417,963	32,171,430
		79,173,455

Germany–9.28%
Allianz S.E.	181,579	35,783,576
Deutsche Boerse AG	504,265	53,326,683
Deutsche Post AG	522,784	19,616,933
ProSiebenSat.1 Media S.E.	514,486	21,530,403
SAP S.E.	503,263	52,600,636
		182,858,231

Hong Kong–3.60%
CK Hutchison Holdings Ltd.	3,338,768	41,908,327
Galaxy Entertainment Group Ltd.	4,777,000	29,001,576
		70,909,903

	Shares	Value
Israel–1.73%
Teva Pharmaceutical Industries Ltd.–ADR	1,027,547	$34,135,111

Italy–1.01%
Intesa Sanpaolo S.p.A.	6,216,295	19,830,749

Japan–5.89%
FANUC Corp.	74,300	14,348,256
Japan Tobacco, Inc.	988,500	34,745,104
Kao Corp.	285,400	16,963,957
Keyence Corp.	31,700	13,953,962
Komatsu Ltd.	386,337	9,849,474
Yahoo! Japan Corp.	6,052,700	26,316,087
		116,176,840

Mexico–3.12%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	453,779	44,624,627
Grupo Televisa S.A.B.–ADR	694,533	16,925,769
		61,550,396

Netherlands–1.06%
Wolters Kluwer N.V.	494,528	20,956,787

Singapore–1.24%
United Overseas Bank Ltd.	1,451,300	24,371,046

South Korea–2.25%
NAVER Corp.	43,879	32,046,062
Samsung Electronics Co., Ltd.	5,920	12,299,054
		44,345,116

Spain–1.42%
Amadeus IT Group S.A.	468,707	28,024,719

Sweden–3.21%
Getinge AB–Class B	674,213	13,226,523
Investor AB–Class B	863,050	41,739,282
Telefonaktiebolaget LM Ericsson–Class B	1,153,865	8,320,687
		63,286,492

Switzerland–6.83%
Cie Financiere Richemont S.A.	275,394	22,723,655
Julius Baer Group Ltd.	594,674	31,338,824
Kuehne + Nagel International AG	64,115	10,716,789
Novartis AG	163,272	13,633,965
Roche Holding AG	93,897	23,974,041
UBS Group AG	1,900,410	32,259,017
		134,646,291

Taiwan–2.29%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	1,289,524	45,081,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value
Thailand–1.63%
Kasikornbank PCL–NVDR	5,491,700	$32,122,650

Turkey–1.01%
Akbank T.A.S.	7,155,731	19,928,433

United Kingdom–17.70%
Aberdeen Asset Management PLC	3,612,261	14,230,799
British American Tobacco PLC	615,272	41,889,045
Compass Group PLC	1,685,227	35,557,766
Informa PLC	2,650,879	23,118,470
Lloyds Banking Group PLC	32,280,005	27,861,761
Next PLC	412,369	20,710,190
RELX PLC	2,504,217	54,191,091
Royal Dutch Shell PLC–Class B	511,776	13,747,855
Sky PLC	3,362,618	43,533,640
Smith & Nephew PLC	1,164,913	20,121,897
Unilever N.V.	573,913	31,717,310
WPP PLC	1,054,572	22,168,731
		348,848,555

	Shares	Value
United States–2.27%
Broadcom Ltd.	191,781	$44,694,562
Total Common Stocks & Other Equity Interests (Cost $1,297,271,152)		1,798,957,909

Money Market Funds–8.54%
Government & Agency Portfolio–Institutional Class, 0.89%(b)	101,016,983	101,016,983
Treasury Portfolio–Institutional Class, 0.85%(b)	67,344,656	67,344,656
Total Money Market Funds (Cost $168,361,639)		168,361,639
TOTAL INVESTMENTS–99.82% (Cost $1,465,632,791)		1,967,319,548
OTHER ASSETS LESS LIABILITIES–0.18%		3,544,916
NET ASSETS–100.00%		$1,970,864,464

Investment Abbreviations:

ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Financials	21.4%
Information Technology	18.1
Consumer Discretionary	13.3
Consumer Staples	13.2
Industrials	12.2
Health Care	7.1
Energy	3.7
Materials	2.3
Money Market Funds Plus Other Assets Less Liabilities	8.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $1,297,271,152)	$1,798,957,909
Investments in affiliated money market funds, at value and cost	168,361,639
Total investments, at value (Cost $1,465,632,791)	1,967,319,548
Foreign currencies, at value (Cost $2,367,933)	2,332,787
Receivable for:
Investments sold	2,933,451
Fund shares sold	1,115,207
Dividends	7,631,057
Investment for trustee deferred compensation and retirement plans	255,448
Other assets	190
Total assets	1,981,587,688

Liabilities:
Payable for:
Investments purchased	6,532,882
Fund shares reacquired	1,414,382
Accrued foreign taxes	696,284
Accrued fees to affiliates	1,568,606
Accrued trustees’ and officers’ fees and benefits	8,788
Accrued other operating expenses	216,884
Trustee deferred compensation and retirement plans	285,398
Total liabilities	10,723,224
Net assets applicable to shares outstanding	$1,970,864,464

Net assets consist of:
Shares of beneficial interest	$1,467,489,415
Undistributed net investment income	31,406,615
Undistributed net realized gain (loss)	(29,798,708)
Net unrealized appreciation	501,767,142
$1,970,864,464

Net Assets:
Series I	$597,622,360
Series II	$1,373,242,104

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	15,908,502
Series II	37,100,606
Series I:
Net asset value per share	$37.57
Series II:
Net asset value per share	$37.01

Investment income:
Dividends (net of foreign withholding taxes of $2,758,678)	$28,714,939
Dividends from affiliated money market funds	427,281
Total investment income	29,142,220

Expenses:
Advisory fees	6,568,473
Administrative services fees	1,585,294
Custodian fees	311,311
Distribution fees — Series II	1,611,896
Transfer agent fees	53,917
Trustees’ and officers’ fees and benefits	22,064
Reports to shareholders	170,611
Professional services fees	29,808
Other	16,169
Total expenses	10,369,543
Less: Fees waived	(74,118)
Net expenses	10,295,425
Net investment income	18,846,795

Realized and unrealized gain from:
Net realized gain from:
Investment securities	36,490,988
Foreign currencies	212,378
36,703,366
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $356,483)	189,615,141
Foreign currencies	262,241
189,877,382
Net realized and unrealized gain	226,580,748
Net increase in net assets resulting from operations	$245,427,543

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$18,846,795	$23,189,171
Net realized gain (loss)	36,703,366	(1,173,971)
Change in net unrealized appreciation (depreciation)	189,877,382	(36,501,234)
Net increase (decrease) in net assets resulting from operations	245,427,543	(14,486,034)

Distributions to shareholders from net investment income:
Series I	—	(7,627,878)
Series ll	—	(14,078,193)
Total distributions from net investment income	—	(21,706,071)

Share transactions–net:
Series l	(18,671,812)	(51,402,690)
Series ll	35,828,501	24,291,791
Net increase (decrease) in net assets resulting from share transactions	17,156,689	(27,110,899)
Net increase (decrease) in net assets	262,584,232	(63,303,004)

Net assets:
Beginning of period	1,708,280,232	1,771,583,236
End of period (includes undistributed net investment income of $31,406,615 and $12,559,820, respectively)	$1,970,864,464	$1,708,280,232

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

Invesco V.I. International Growth Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. International Growth Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Over $250 million	0.70%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed

Invesco V.I. International Growth Fund

below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $74,118.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $197,698 for accounting and fund administrative services and was reimbursed $1,387,596 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. International Growth Fund

During the six months ended June 30, 2017, there were transfers from Level 1 to Level 2 of $323,682,861 and from Level 2 to Level 1 of $339,312,516, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$61,391,324	$19,412,157	$—	$80,803,481
Brazil	92,319,572	—	—	92,319,572
Canada	160,419,423	—	—	160,419,423
China	53,135,394	—	—	53,135,394
Denmark	—	41,338,944	—	41,338,944
France	—	79,173,455	—	79,173,455
Germany	21,530,403	161,327,828	—	182,858,231
Hong Kong	70,909,903	—	—	70,909,903
Israel	34,135,111	—	—	34,135,111
Italy	—	19,830,749	—	19,830,749
Japan	26,316,087	89,860,753	—	116,176,840
Mexico	61,550,396	—	—	61,550,396
Netherlands	—	20,956,787	—	20,956,787
Singapore	24,371,046	—	—	24,371,046
South Korea	12,299,054	32,046,062	—	44,345,116
Spain	28,024,719	—	—	28,024,719
Sweden	—	63,286,492	—	63,286,492
Switzerland	—	134,646,291	—	134,646,291
Taiwan	45,081,759	—	—	45,081,759
Thailand	—	32,122,650	—	32,122,650
Turkey	19,928,433	—	—	19,928,433
United Kingdom	135,718,182	213,130,373	—	348,848,555
United States	44,694,562	—	—	44,694,562
Money Market Funds	168,361,639	—	—	168,361,639
Total Investments	$1,060,187,007	$907,132,541	$—	$1,967,319,548

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. International Growth Fund

The Fund had a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$6,001,009	$—	$6,001,009
December 31, 2018	37,802,555	—	37,802,555
	$43,803,564	$—	$43,803,564

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $269,984,646 and $294,418,759, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$510,176,173
Aggregate unrealized (depreciation) of investment securities	(44,014,203)
Net unrealized appreciation of investment securities	$466,161,970

Cost of investments for tax purposes is $1,501,157,578.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	1,202,198	$42,280,387	2,604,909	$86,162,855
Series II	4,358,306	150,506,678	8,332,304	275,601,981

Issued as reinvestment of dividends:
Series I	—	—	219,998	7,587,737
Series II	—	—	413,456	14,078,193

Reacquired:
Series I	(1,727,403)	(60,952,199)	(4,361,304)	(145,153,282)
Series II	(3,252,581)	(114,678,177)	(8,151,842)	(265,388,383)
Net increase (decrease) in share activity	580,520	$17,156,689	(942,479)	$(27,110,899)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. International Growth Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$32.89	$0.39	$4.29	$4.68	$—	$37.57	14.23%	$597,622	0.93	%(d)	0.94	%(d)	2.21	%(d)	16%
Year ended 12/31/16	33.49	0.50	(0.63)	(0.13)	(0.47)	32.89	(0.45)	540,460	0.95		0.96		1.51		18
Year ended 12/31/15	34.87	0.48	(1.33)	(0.85)	(0.53)	33.49	(2.34)	601,760	1.00		1.01		1.35		22
Year ended 12/31/14	35.32	0.56	(0.44)	0.12	(0.57)	34.87	0.33	647,530	1.01		1.02		1.58		26
Year ended 12/31/13	30.03	0.44	5.25	5.69	(0.40)	35.32	19.01	686,305	1.01		1.02		1.37		24
Year ended 12/31/12	26.37	0.35	3.73	4.08	(0.42)	30.03	15.53	591,491	1.00		1.01		1.24		24
Series II
Six months ended 06/30/17	32.44	0.34	4.23	4.57	—	37.01	14.09	1,373,242	1.18	(d)	1.19	(d)	1.96	(d)	16
Year ended 12/31/16	33.04	0.41	(0.62)	(0.21)	(0.39)	32.44	(0.70)	1,167,820	1.20		1.21		1.26		18
Year ended 12/31/15	34.42	0.38	(1.31)	(0.93)	(0.45)	33.04	(2.61)	1,169,823	1.25		1.26		1.10		22
Year ended 12/31/14	34.88	0.47	(0.43)	0.04	(0.50)	34.42	0.09	1,079,488	1.26		1.27		1.33		26
Year ended 12/31/13	29.68	0.36	5.18	5.54	(0.34)	34.88	18.72	1,062,929	1.26		1.27		1.12		24
Year ended 12/31/12	26.08	0.28	3.69	3.97	(0.37)	29.68	15.26	827,361	1.25		1.26		0.99		24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $574,199 and $1,300,204 for Series I and Series II shares, respectively.

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,142.30	$4.94	$1,020.18	$4.66	0.93%
Series II	1,000.00	1,140.90	6.26	1,018.94	5.91	1.18

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. International Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds International Large-Cap Growth Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

Invesco V.I. International Growth Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was below the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective advisory fee rate of two off shore funds advised by Invesco Advisers and its affiliates and the effective sub-adviser fee rate of other funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements.

The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. International Growth Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. International Growth Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	31,313,981	3,945,732	3,115,649	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	33,595,366	1,952,982	2,827,012	2
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	32,781,127	2,614,625	2,979,610	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. International Growth Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. Managed Volatility Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIMGV-SAR-1	08042017 0933

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	4.01%
Series II Shares	3.88
Russell 1000 Value Index▼ (Broad Market Index)	4.66
Bloomberg Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	2.66
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index⬛ (Peer Group Index)	8.59

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment grade, US dollar-denominated, fixed rate Treasuries and government-related and corporate securities.

The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (12/30/94)	7.37%
10 Years	4.84
5 Years	8.45
1 Year	15.87

Series II Shares
Inception (4/30/04)	9.15%
10 Years	4.57
5 Years	8.17
1 Year	15.52

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.16% and 1.41%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.17% and 1.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Managed Volatility Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. Managed Volatility Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–64.39%
Aerospace & Defense–1.05%
General Dynamics Corp.	2,673	$529,521

Apparel, Accessories & Luxury Goods–0.46%
Michael Kors Holdings Ltd.(b)	6,374	231,058

Asset Management & Custody Banks–1.88%
Northern Trust Corp.	4,030	391,756
State Street Corp.	6,205	556,775
		948,531

Automobile Manufacturers–0.99%
General Motors Co.	14,285	498,975

Biotechnology–0.48%
Amgen Inc.	1,400	241,122

Broadcasting–0.19%
CBS Corp.–Class B	1,486	94,777

Building Products–0.99%
Johnson Controls International PLC	11,467	497,209

Cable & Satellite–1.69%
Charter Communications, Inc.–Class A(b)	987	332,471
Comcast Corp.–Class A	13,412	521,995
		854,466

Communications Equipment–1.91%
Cisco Systems, Inc.	16,371	512,412
Juniper Networks, Inc.	16,193	451,461
		963,873

Construction Machinery & Heavy Trucks–0.69%
Caterpillar Inc.	3,238	347,955

Data Processing & Outsourced Services–0.68%
PayPal Holdings, Inc.(b)	6,437	345,474

Diversified Banks–9.24%
Bank of America Corp.	58,814	1,426,828
Citigroup Inc.	27,263	1,823,349
JPMorgan Chase & Co.	15,421	1,409,479
		4,659,656

Diversified Metals & Mining–0.47%
BHP Billiton Ltd. (Australia)	13,376	238,607

Drug Retail–1.99%
CVS Health Corp.	4,766	383,472
Walgreens Boots Alliance, Inc.	7,919	620,137
		1,003,609

Electric Utilities–0.83%
FirstEnergy Corp.	5,083	148,220
PG&E Corp.	4,109	272,715
		420,935

	Shares	Value
Fertilizers & Agricultural Chemicals–1.20%
Agrium Inc. (Canada)	2,476	$224,053
Mosaic Co. (The)	16,663	380,417
		604,470

Health Care Distributors–0.72%
Cardinal Health, Inc.	4,660	363,107

Health Care Equipment–1.72%
Baxter International Inc.	6,691	405,073
Medtronic PLC	5,226	463,808
		868,881

Health Care Facilities–0.34%
HealthSouth Corp.	3,525	170,592

Home Improvement Retail–0.57%
Kingfisher PLC (United Kingdom)	73,632	288,377

Hotels, Resorts & Cruise Lines–1.28%
Carnival Corp.	9,867	646,979

Industrial Conglomerates–0.68%
General Electric Co.	12,694	342,865

Industrial Machinery–0.81%
Ingersoll-Rand PLC	4,458	407,417

Insurance Brokers–2.18%
Aon PLC	3,820	507,869
Marsh & McLennan Cos., Inc.	3,549	276,680
Willis Towers Watson PLC	2,163	314,630
		1,099,179

Integrated Oil & Gas–3.56%
Exxon Mobil Corp.	3,192	257,690
Occidental Petroleum Corp.	9,315	557,689
Royal Dutch Shell PLC–Class A (United Kingdom)	23,926	635,548
TOTAL S.A. (France)	6,992	346,429
		1,797,356

Integrated Telecommunication Services–0.57%
Orange S.A. (France)	4,839	77,083
Verizon Communications Inc.	4,698	209,812
		286,895

Internet Software & Services–0.89%
eBay Inc.(b)	12,814	447,465

Investment Banking & Brokerage–3.60%
Charles Schwab Corp. (The)	9,397	403,695
Goldman Sachs Group, Inc. (The)	1,807	400,973
Morgan Stanley	22,682	1,010,710
		1,815,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Shares	Value
IT Consulting & Other Services–0.91%
Cognizant Technology Solutions Corp.–Class A	6,904	$458,426

Managed Health Care–0.61%
Anthem, Inc.	1,637	307,969

Movies & Entertainment–0.56%
Time Warner Inc.	2,818	282,955

Oil & Gas Equipment & Services–1.90%
Baker Hughes, a GE Co., LLC	8,777	478,434
TechnipFMC PLC (United Kingdom)(b)	17,752	482,855
		961,289

Oil & Gas Exploration & Production–3.22%
Apache Corp.	13,671	655,251
Canadian Natural Resources Ltd. (Canada)	16,157	466,203
Devon Energy Corp.	15,718	502,504
		1,623,958

Other Diversified Financial Services–0.44%
Voya Financial, Inc.	6,057	223,443

Packaged Foods & Meats–0.65%
Mondelez International, Inc.–Class A	7,629	329,497

Pharmaceuticals–3.69%
Merck & Co., Inc.	7,718	494,647
Novartis AG (Switzerland)	5,106	426,374
Pfizer Inc.	17,029	572,004
Sanofi (France)	3,820	367,148
		1,860,173

Railroads–0.77%
CSX Corp.	7,089	386,776

Regional Banks–5.60%
BB&T Corp.	3,178	144,313
Citizens Financial Group, Inc.	22,187	791,632
Comerica Inc.	5,696	417,175
Fifth Third Bancorp	21,260	551,910
First Horizon National Corp.	14,772	257,328
PNC Financial Services Group, Inc. (The)	5,327	665,183
		2,827,541

Semiconductors–1.52%
Intel Corp.	9,867	332,913
QUALCOMM Inc.	7,820	431,820
		764,733

Systems Software–1.63%
Oracle Corp.	16,410	822,797

Tobacco–0.73%
Philip Morris International Inc.	3,118	366,209

	Shares	Value
Wireless Telecommunication Services–0.50%
Vodafone Group PLC–ADR (United Kingdom)	8,797	$252,738
Total Common Stocks & Other Equity Interests (Cost $26,912,273)		32,483,233

	Principal Amount
Bonds & Notes–22.55%
Aerospace & Defense–0.19%
Northrop Grumman Corp., Sr. Unsec. Global Notes, 1.75%, 06/01/2018	$60,000	60,074
Precision Castparts Corp., Sr. Unsec. Global Notes, 1.25%, 01/15/2018	25,000	24,981
United Technologies Corp., Sr. Unsec. Global Notes, 4.05%, 05/04/2047	9,000	9,241
		94,296

Air Freight & Logistics–0.14%
United Parcel Service, Inc., Sr. Unsec. Global Notes, 1.13%, 10/01/2017	65,000	64,978
Sr. Unsec. Notes, 3.40%, 11/15/2046	4,000	3,822
		68,800

Airlines–0.12%
American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	21,446	22,116
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	27,413	28,510
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 04/23/2025(c)	10,726	11,101
		61,727

Apparel Retail–0.03%
Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	16,000	16,297

Application Software–0.53%
Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	117,000	140,766
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(d)	106,000	102,687
RealPage, Inc., Sr. Unsec. Conv. Notes, 1.50%, 11/15/2022(c)	24,000	26,235
		269,688

Asset Management & Custody Banks–0.67%
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	40,000	40,753
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	150,000	164,689
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	25,000	25,414

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	$15,000	$15,429
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	85,000	89,987
		336,272

Automobile Manufacturers–0.48%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 4.13%, 08/04/2025	200,000	202,725
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	16,000	18,665
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	21,000	22,672
		244,062

Biotechnology–0.74%
AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	38,000	40,220
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	117,000	139,742
Celgene Corp., Sr. Unsec. Global Notes, 4.63%, 05/15/2044	100,000	105,515
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/2021	25,000	26,997
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024(c)	62,000	61,729
		374,203

Brewers–0.44%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	30,000	30,426
3.30%, 02/01/2023	25,000	25,753
4.70%, 02/01/2036	45,000	49,490
4.90%, 02/01/2046	47,000	53,489
Heineken NV (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	35,000	35,698
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	13,000	12,856
4.20%, 07/15/2046	16,000	15,874
		223,586

Broadcasting–0.87%
Liberty Media Corp.,
Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(c)(d)	55,000	59,469
Sr. Unsec. Conv. Notes, 1.00%, 01/30/2023(c)	20,000	23,262
1.38%, 10/15/2023	299,000	355,481
		438,212

Cable & Satellite–1.16%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	60,000	64,046

	Principal Amount	Value
Cable & Satellite–(continued)
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/2018	$150,000	$155,441
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/2039(c)	150,000	199,135
DISH Network Corp., Sr. Unsec. Conv. Notes, 3.38%, 08/15/2026(c)	136,000	165,580
		584,202

Communications Equipment–0.80%
Ciena Corp., Sr. Unsec. Conv. Bonds, 4.00%, 12/15/2020	75,000	106,359
Finisar Corp., Sr. Unsec. Conv. Notes, 0.50%, 12/15/2021(c)(d)	39,000	38,171
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	167,000	185,266
Sr. Unsec. Conv. Notes, 1.00%, 03/01/2024(c)	68,000	71,400
		401,196

Construction & Engineering–0.04%
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	22,000	21,275

Consumer Finance–0.04%
American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	18,000	18,477

Data Processing & Outsourced Services–0.33%
Blackhawk Network Holdings, Inc., Sr. Unsec. Conv. Notes, 1.50%, 01/15/2022(c)	119,000	133,280
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	30,000	32,644
		165,924

Diversified Banks–1.17%
Bank of America Corp., Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	25,000	25,140
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	10,000	9,653
Citigroup Inc., Unsec. Sub. Notes,
4.00%, 08/05/2024	60,000	61,790
4.75%, 05/18/2046	15,000	15,898
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	40,000	40,084
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.20%, 06/15/2026	15,000	14,810
4.26%, 02/22/2048	10,000	10,493
Unsec. Sub. Global Notes, 4.25%, 10/01/2027	15,000	15,625
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	150,000	153,375
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	10,000	9,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Diversified Banks–(continued)
Wells Fargo & Co., Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	$30,000	$30,568
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	95,000	98,186
4.65%, 11/04/2044	100,000	105,634
		591,168

Diversified Capital Markets–0.50%
Credit Suisse AG (Switzerland), Sr. Unsec. Conv. Medium-Term Notes, 0.05%, 06/24/2024(c)	260,000	254,670

Diversified Chemicals–0.09%
Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	43,000	43,589

Drug Retail–0.16%
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	20,000	20,329
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes,
3.30%, 11/18/2021	32,000	32,994
4.50%, 11/18/2034	24,000	25,100
		78,423

Electric Utilities–0.10%
Duke Energy Corp., Sr. Unsec. Global Notes, 2.10%, 06/15/2018	40,000	40,160
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	11,000	11,187
		51,347

Electrical Components & Equipment–0.19%
Eaton Corp., Sr. Unsec. Gtd. Global Notes, 1.50%, 11/02/2017	95,000	95,031

Environmental & Facilities Services–0.05%
Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	25,000	25,882

Fertilizers & Agricultural Chemicals–0.03%
Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	15,000	15,040

Gas Utilities–0.02%
NiSource Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.38%, 05/15/2047	9,000	9,412

General Merchandise Stores–0.04%
Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	20,000	20,387

Health Care Equipment–1.19%
Becton, Dickinson and Co., Sr. Unsec. Global Notes, 4.88%, 05/15/2044	170,000	177,230
Sr. Unsec. Notes, 2.68%, 12/15/2019	15,000	15,193
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022(c)	46,000	47,064

	Principal Amount	Value
Health Care Equipment–(continued)
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	$58,000	$60,092
4.38%, 03/15/2035	20,000	21,967
NuVasive, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 03/15/2021	80,000	110,800
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	39,000	55,282
Wright Medical Group, Inc., Sr. Unsec. Conv. Bonds, 2.00%, 02/15/2020	99,000	110,509
		598,137

Health Care Facilities–0.34%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	173,000	172,243

Health Care REIT’s–0.05%
HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	25,000	25,482

Health Care Services–0.17%
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	30,000	30,108
Laboratory Corp. of America Holdings, Sr. Unsec. Notes,
3.20%, 02/01/2022	33,000	33,614
4.70%, 02/01/2045	22,000	22,949
		86,671

Home Improvement Retail–0.05%
Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	27,000	26,967

Hotel and Resort REIT’s–0.02%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.50%, 06/15/2023	10,000	10,470

Insurance Brokers–0.01%
Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	5,000	5,059

Integrated Oil & Gas–0.34%
Cenovus Energy Inc. (Canada), Sr. Unsec. Notes, 5.25%, 06/15/2037(c)	25,000	23,562
Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/2018	77,000	77,364
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	15,000	15,141
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	37,000	36,609
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	18,000	18,394
		171,070

Integrated Telecommunication Services–1.15%
AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	28,000	28,047
3.40%, 05/15/2025	15,000	14,770
4.50%, 05/15/2035	25,000	24,765
5.15%, 03/15/2042	150,000	154,948
4.80%, 06/15/2044	40,000	39,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	$150,000	$198,130
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	120,000	119,456
		579,773

Internet & Direct Marketing Retail–0.66%
Amazon.com, Inc., Sr. Unsec. Global Notes, 4.80%, 12/05/2034	9,000	10,385
Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Notes, 1.25%, 09/15/2019(c)(d)	113,000	122,393
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(c)(d)	53,000	56,611
Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	85,000	97,590
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	50,000	47,659
		334,638

Internet Software & Services–0.17%
eBay Inc., Sr. Unsec. Global Notes, 2.50%, 03/09/2018	65,000	65,428
WebMD Health Corp., Unsec. Conv. Bonds, 2.63%, 06/15/2023	23,000	22,587
		88,015

Investment Banking & Brokerage–1.19%
Goldman Sachs Group, Inc. (The), Unsec. Sub. Notes, 4.25%, 10/21/2025	27,000	27,846
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	198,000	196,242
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(d)	161,000	162,208
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes,
2.38%, 07/23/2019	175,000	176,398
4.00%, 07/23/2025	35,000	36,605
		599,299

Life & Health Insurance–0.50%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	31,000	31,132
4.00%, 01/25/2022(c)	45,000	46,661
Jackson National Life Global Funding, Sr. Sec. Notes,
2.10%, 10/25/2021(c)	10,000	9,808
3.25%, 01/30/2024(c)	15,000	15,164
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	50,000	57,053
Prudential Financial, Inc., Series D, Sr. Unsec. Medium-Term Notes, 6.00%, 12/01/2017	55,000	55,976
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 3.05%, 01/20/2021(c)	20,000	20,209

	Principal Amount	Value
Life & Health Insurance–(continued)
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	$17,000	$17,371
		253,374

Movies & Entertainment–0.14%
Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	61,000	69,845

Multi-Line Insurance–0.50%
American Financial Group, Inc., Sr. Unsec. Notes,
9.88%, 06/15/2019	150,000	171,450
4.50%, 06/15/2047	20,000	20,408
American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	20,000	20,122
4.38%, 01/15/2055	40,000	38,599
		250,579

Office REIT’s–0.30%
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	150,000	151,477

Oil & Gas Drilling–0.17%
Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 01/31/2024(c)	73,000	56,109
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Notes, 0.75%, 01/15/2024(c)	40,000	31,925
		88,034

Oil & Gas Equipment & Services–0.30%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	40,000	37,525
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	114,000	115,639
		153,164

Oil & Gas Exploration & Production–0.30%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	18,000	22,243
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 5.50%, 09/15/2026(c)	37,000	34,780
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/2021	46,000	46,864
4.15%, 11/15/2034	49,000	49,774
		153,661

Oil & Gas Storage & Transportation–0.74%
Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	200,000	197,876
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 5.50%, 12/01/2046	16,000	18,289
Energy Transfer, LP, Sr. Unsec. Notes, 4.90%, 03/15/2035	19,000	18,649
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	20,000	20,274

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	$23,000	$23,829
MPLX LP, Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	65,000	69,205
Sr. Unsec. Global Notes, 5.50%, 02/15/2023	25,000	25,828
		373,950

Other Diversified Financial Services–0.10%
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	50,000	50,076

Packaged Foods & Meats–0.10%
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	45,000	45,300
Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	3,000	3,231
		48,531

Pharmaceuticals–1.12%
Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	150,000	164,660
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	200,000	204,629
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	76,000	83,410
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	37,000	38,896
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	17,000	17,259
5.25%, 06/15/2046	25,000	27,491
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022(c)	13,000	13,845
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.80%, 07/21/2023	14,000	13,639
		563,829

Property & Casualty Insurance–0.41%
Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	10,000	10,183
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	115,000	124,064
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	59,000	74,967
		209,214

Railroads–0.05%
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/2045	25,000	26,278

Regional Banks–0.03%
Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	15,000	14,784

Renewable Electricity–0.30%
Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	150,000	149,595

	Principal Amount	Value
Retail REIT’s–0.30%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/2018	$150,000	$150,107

Semiconductors–0.91%
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.63%, 01/15/2024(c)	50,000	51,359
Intel Corp., Sr. Unsec. Global Notes, 1.35%, 12/15/2017	30,000	30,005
4.10%, 05/11/2047	5,000	5,196
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027(c)	111,000	117,244
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	117,000	132,210
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	90,000	93,825
Silicon Laboratories Inc., Sr. Unsec. Conv. Notes, 1.38%, 03/01/2022(c)	21,000	21,814
Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	5,000	4,984
		456,637

Specialized Finance–0.46%
Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	45,000	45,346
3.00%, 09/15/2023	24,000	23,888
4.25%, 09/15/2024	35,000	36,802
Aviation Capital Group Corp., Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	35,000	35,339
2.88%, 01/20/2022(c)	49,000	48,817
4.88%, 10/01/2025(c)	40,000	43,471
		233,663

Specialized REIT’s–0.53%
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	178,000	189,956
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	75,000	77,154
		267,110

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	3,000	3,164

Systems Software–0.43%
FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	51,000	48,322
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	51,000	46,697
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	37,000	37,352
Oracle Corp., Sr. Unsec. Global Notes, 1.90%, 09/15/2021	50,000	49,554
4.30%, 07/08/2034	30,000	32,564
		214,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value
Technology Distributors–0.06%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	$30,000	$31,205

Technology Hardware, Storage & Peripherals–0.50%
Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	39,000	38,774
3.35%, 02/09/2027	10,000	10,239
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 5.45%, 06/15/2023(c)	26,000	28,323
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	140,000	135,461
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	37,000	37,232
		250,029

Tobacco–0.02%
Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	11,000	11,000
Total Bonds & Notes (Cost $11,028,714)		11,374,785

U.S. Treasury Securities–7.39%
U.S. Treasury Notes–7.07%
1.25%, 01/31/2019	710,000	708,863
1.25%, 05/31/2019	2,403,000	2,397,509
1.50%, 06/15/2020	235,000	234,670
1.75%, 05/31/2022	19,200	19,087
2.00%, 05/31/2024	181,000	179,519

	Principal Amount	Value
U.S. Treasury Notes–(continued)
2.38%, 05/15/2027	$27,200	$27,379
		3,567,027

U.S. Treasury Bonds–0.32%
4.50%, 02/15/2036	75,000	96,954
3.00%, 02/15/2047	64,800	66,974
		163,928
Total U.S. Treasury Securities (Cost $3,730,788)		3,730,955

	Shares
Preferred Stocks–0.20%
Asset Management & Custody Banks–0.20%
AMG Capital Trust II, $2.58 Jr. Unsec. Gtd. Sub. Conv. Pfd. (Cost $106,269)	1,700	100,938

Money Market Funds–3.95%
Government & Agency Portfolio–Institutional Class, 0.89%(f)	1,196,355	1,196,355
Treasury Portfolio–Institutional Class, 0.85%(f)	797,570	797,570
Total Money Market Funds (Cost $1,993,925)		1,993,925
TOTAL INVESTMENTS–98.48% (Cost $43,771,969)		49,683,836
OTHER ASSETS LESS LIABILITIES–1.52%		765,011
NET ASSETS–100.00%		$50,448,847

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2017 was $3,027,041, which represented 6.00% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Financials	28.3%
Information Technology	11.3
Health Care	11.1
Energy	10.5
Consumer Discretionary	9.2
U.S. Treasury Securities	7.4
Industrials	6.2
Consumer Staples	4.1
Telecommunication Services	2.2
Materials	1.8
Utilities	1.2
Real Estate	1.2
Money Market Funds Plus Other Assets Less Liabilities	5.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $41,778,044)	$47,689,911
Investments in affiliated money market funds, at value and cost	1,993,925
Total investments, at value (Cost $43,771,969)	49,683,836
Foreign currencies, at value (Cost $45,956)	45,834
Receivable for:
Investments sold	1,186,391
Fund shares sold	13,480
Dividends and interest	148,298
Investment for trustee deferred compensation and retirement plans	69,720
Unrealized appreciation on forward foreign currency contracts outstanding	230
Total assets	51,147,789

Liabilities:
Payable for:
Investments purchased	319,079
Fund shares reacquired	167,630
Amount due custodian	65,236
Accrued fees to affiliates	20,270
Accrued trustees’ and officers’ fees and benefits	4,632
Accrued other operating expenses	33,744
Trustee deferred compensation and retirement plans	74,153
Unrealized depreciation on forward foreign currency contracts outstanding	14,198
Total liabilities	698,942
Net assets applicable to shares outstanding	$50,448,847

Net assets consist of:
Shares of beneficial interest	$44,054,933
Undistributed net investment income	712,493
Undistributed net realized gain (loss)	(216,902)
Net unrealized appreciation	5,898,323
$50,448,847

Net Assets:
Series I	$48,970,262
Series II	$1,478,585

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	3,932,344
Series II	120,171
Series I:
Net asset value per share	$12.45
Series II:
Net asset value per share	$12.30

Investment income:
Dividends (net of foreign withholding taxes of $14,083)	$377,044
Dividends from affiliated money market funds	7,109
Interest	193,961
Total investment income	578,114

Expenses:
Advisory fees	152,344
Administrative services fees	62,322
Custodian fees	8,788
Distribution fees — Series II	1,829
Transfer agent fees	9,917
Trustees’ and officers’ fees and benefits	11,243
Reports to shareholders	8,105
Professional services fees	26,701
Other	5,771
Total expenses	287,020
Less: Fees waived	(1,354)
Net expenses	285,666
Net investment income	292,448

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,293,976
Foreign currencies	2,281
Forward foreign currency contracts	(67,375)
Futures contracts	(25,150)
1,203,732
Change in net unrealized appreciation (depreciation) of:
Investment securities	603,628
Foreign currencies	574
Forward foreign currency contracts	(67,463)
536,739
Net realized and unrealized gain	1,740,471
Net increase in net assets resulting from operations	$2,032,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$292,448	$625,840
Net realized gain (loss)	1,203,732	(1,186,418)
Change in net unrealized appreciation	536,739	5,466,222
Net increase in net assets resulting from operations	2,032,919	4,905,644

Distributions to shareholders from net investment income:
Series I	—	(906,262)
Series ll	—	(22,509)
Total distributions from net investment income	—	(928,771)

Distributions to shareholders from net realized gains:
Series l	—	(1,460,269)
Series ll	—	(42,846)
Total distributions from net realized gains	—	(1,503,115)

Share transactions–net:
Series l	(3,188,363)	(4,579,259)
Series ll	(40,788)	(110,167)
Net increase (decrease) in net assets resulting from share transactions	(3,229,151)	(4,689,426)
Net increase (decrease) in net assets	(1,196,232)	(2,215,668)

Net assets:
Beginning of period	51,645,079	53,860,747
End of period (includes undistributed net investment income of $712,493 and $420,045, respectively)	$50,448,847	$51,645,079

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Managed Volatility Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Managed Volatility Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to

Invesco V.I. Managed Volatility Fund

maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $1,354.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $24,795 for accounting and fund administrative services and was reimbursed $37,527 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $74 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Managed Volatility Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$30,392,044	$2,091,189	$—	$32,483,233
Bonds and Notes	—	11,374,785	—	11,374,785
U.S. Treasury Securities	—	3,730,955	—	3,730,955
Preferred Stocks	—	100,938	—	100,938
Money Market Funds	1,993,925	—	—	1,993,925
	32,385,969	17,297,867	—	49,683,836
Forward Foreign Currency Contracts*	—	(13,968)	—	(13,968)
Total Investments	$32,385,969	$17,283,899	$—	$49,669,868

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
07/28/17	Bank of New York Mellon (The)	AUD	115,359	USD	87,788	$88,637	$(849)
07/28/17	Bank of New York Mellon (The)	CAD	257,520	USD	197,518	198,688	(1,170)
07/28/17	Bank of New York Mellon (The)	CHF	159,795	USD	166,626	166,955	(329)
07/28/17	Bank of New York Mellon (The)	EUR	269,558	USD	306,790	308,360	(1,570)
07/28/17	Bank of New York Mellon (The)	GBP	345,763	USD	447,673	450,775	(3,102)
07/28/17	State Street Bank and Trust Co.	AUD	115,355	USD	87,824	88,634	(810)
07/28/17	State Street Bank and Trust Co.	CAD	201,303	USD	154,318	155,314	(996)
07/28/17	State Street Bank and Trust Co.	CHF	159,648	USD	166,491	166,802	(311)
07/28/17	State Street Bank and Trust Co.	EUR	269,690	USD	306,784	308,511	(1,727)
07/28/17	State Street Bank and Trust Co.	GBP	345,645	USD	447,288	450,622	(3,334)
07/28/17	State Street Bank and Trust Co.	USD	5,476	AUD	7,145	5,490	14
07/28/17	State Street Bank and Trust Co.	USD	11,780	CAD	15,347	11,841	61
07/28/17	State Street Bank and Trust Co.	USD	10,936	CHF	10,473	10,943	7
07/28/17	State Street Bank and Trust Co.	USD	18,288	EUR	16,039	18,348	60
07/28/17	State Street Bank and Trust Co.	USD	16,131	GBP	12,441	16,219	88
Total Forward Foreign Currency Contracts — Currency Risk							$(13,968)

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Invesco V.I. Managed Volatility Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$230
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$230

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(14,198)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(14,198)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2017.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash
Bank of New York Mellon (The)	$—	$(7,020)	$(7,020)	$—	$—	$(7,020)
State Street Bank and Trust Co.	230	(7,178)	(6,948)	—	—	(6,948)
Total	$230	$(14,198)	$(13,968)	$—	$—	$(13,968)

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(67,375)	$—	$(67,375)
Futures contracts	—	(25,150)	(25,150)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(67,463)	—	(67,463)
Total	$(134,838)	$(25,150)	$(159,988)

The table below summarizes the six months average notional value of forward foreign currency contracts and the two days average notional value of futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$2,464,795	$3,824,288

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Managed Volatility Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of December 31, 2016, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$867,268	$245,023	$1,112,291

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $4,640,380 and $8,126,627, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $18,215,708 and $17,796,568, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,064,825
Aggregate unrealized (depreciation) of investment securities	(1,513,846)
Net unrealized appreciation of investment securities	$5,550,979

Cost of investments for tax purposes is $44,132,857.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	195,175	$2,391,246	300,423	$3,419,830
Series II	9,721	116,219	8,242	92,158

Issued as reinvestment of dividends:
Series I	—	—	209,985	2,366,531
Series II	—	—	5,856	65,355

Reacquired:
Series I	(455,447)	(5,579,609)	(918,562)	(10,365,620)
Series II	(13,053)	(157,007)	(23,850)	(267,680)
Net increase (decrease) in share activity	(263,604)	$(3,229,151)	(417,906)	$(4,689,426)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Managed Volatility Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$11.97	$0.07	$0.41	$0.48	$—	$—	$—	$12.45	4.01%	$48,970	1.11	%(d)	1.12	%(d)	1.17	%(d)	47%
Year ended 12/31/16	11.38	0.14	1.03	1.17	(0.22)	(0.36)	(0.58)	11.97	10.61	50,183	1.15		1.16		1.26		92
Year ended 12/31/15	19.02	0.18	(0.74)	(0.56)	(0.27)	(6.81)	(7.08)	11.38	(2.15)	52,360	1.08		1.10		1.07		117
Year ended 12/31/14	17.03	0.24	3.23	3.47	(0.56)	(0.92)	(1.48)	19.02	20.57	70,717	1.03		1.10		1.26		201
Year ended 12/31/13	16.20	0.47	1.25	1.72	(0.52)	(0.37)	(0.89)	17.03	10.76	61,806	1.07		1.08		2.73		15
Year ended 12/31/12	16.74	0.52	0.10	0.62	(0.54)	(0.62)	(1.16)	16.20	3.61	64,158	0.99		1.03		3.10		3
Series II
Six months ended 06/30/17	11.84	0.05	0.41	0.46	—	—	—	12.30	3.88	1,479	1.36	(d)	1.37	(d)	0.92	(d)	47
Year ended 12/31/16	11.26	0.11	1.02	1.13	(0.19)	(0.36)	(0.55)	11.84	10.31	1,462	1.40		1.41		1.01		92
Year ended 12/31/15	18.88	0.13	(0.72)	(0.59)	(0.22)	(6.81)	(7.03)	11.26	(2.37)	1,500	1.33		1.35		0.82		117
Year ended 12/31/14	16.91	0.19	3.21	3.40	(0.51)	(0.92)	(1.43)	18.88	20.30	1,794	1.28		1.35		1.01		201
Year ended 12/31/13	16.09	0.43	1.23	1.66	(0.47)	(0.37)	(0.84)	16.91	10.45	1,664	1.32		1.33		2.48		15
Year ended 12/31/12	16.63	0.47	0.10	0.57	(0.49)	(0.62)	(1.11)	16.09	3.34	1,637	1.24		1.28		2.85		3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $49,727 and $1,475 for Series I and Series II shares, respectively.

Invesco V.I. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,040.10	$5.61	$1,019.29	$5.56	1.11%
Series II	1,000.00	1,038.80	6.87	1,018.05	6.80	1.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Managed Volatility Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Managed Volatility Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

Invesco V.I. Managed Volatility Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rates of two such mutual funds and also above the rate of two mutual funds sub-advised by Invesco Advisers. The Board noted that Invesco Advisers and its affiliates do not advise other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Managed Volatility Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Managed Volatility Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	3,089,682	336,321	304,364	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	3,364,940	146,387	219,040	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	3,273,992	224,679	231,696	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Managed Volatility Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE Invesco Distributors, Inc. VIMCCE-SAR-1 07132017 1530

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	7.38%
Series II Shares	7.30
S&P 500 Index▼ (Broad Market Index)	9.34
Russell Midcap Index▼ (Style-Specific Index)	7.99
Lipper VUF Mid-Cap Core Funds Index⬛ (Peer Group Index)	6.13

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (9/10/01)	7.52%
10 Years	5.62
5 Years	10.83
1 Year	16.80

Series II Shares
Inception (9/10/01)	7.27%
10 Years	5.36
5 Years	10.57
1 Year	16.53

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.95% and 1.20%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.97% and 1.22%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–83.06%
Advertising–1.69%
Publicis Groupe S.A. (France)	75,009	$5,619,569

Apparel, Accessories & Luxury Goods–3.55%
Hanesbrands, Inc.	256,472	5,939,892
Samsonite International S.A.	1,399,500	5,843,573
		11,783,465

Application Software–1.16%
Synopsys, Inc.(b)	52,788	3,849,829

Asset Management & Custody Banks–1.08%
Northern Trust Corp.	36,832	3,580,439

Auto Parts & Equipment–1.74%
Delphi Automotive PLC	65,805	5,767,808

Biotechnology–1.04%
BioMarin Pharmaceutical Inc.(b)	37,915	3,443,440

Building Products–1.48%
Johnson Controls International PLC	112,791	4,890,618

Casinos & Gaming–1.08%
Wynn Resorts Ltd.	26,647	3,573,896

Construction Machinery & Heavy Trucks–1.06%
Allison Transmission Holdings, Inc.	93,480	3,506,435

Data Processing & Outsourced Services–1.67%
Jack Henry & Associates, Inc.	53,358	5,542,295

Electronic Components–1.55%
Amphenol Corp.–Class A	69,419	5,124,511

Electronic Equipment & Instruments–1.45%
FLIR Systems, Inc.	86,512	2,998,506
Zebra Technologies Corp.–Class A(b)	17,964	1,805,741
		4,804,247

Electronic Manufacturing Services–0.50%
IPG Photonics Corp.(b)	11,496	1,668,070

Environmental & Facilities Services–1.68%
Republic Services, Inc.	58,121	3,704,052
Tetra Tech, Inc.	40,875	1,870,031
		5,574,083

Financial Exchanges & Data–1.55%
Moody’s Corp.	42,319	5,149,376

Health Care Equipment–2.94%
C.R. Bard, Inc.	6,612	2,090,119
ResMed Inc.	45,827	3,568,548
Wright Medical Group N.V.(b)	148,197	4,073,936
		9,732,603

	Shares	Value
Health Care Supplies–1.04%
DENTSPLY SIRONA Inc.	53,379	$3,461,094

Home Furnishings–1.36%
Mohawk Industries, Inc.(b)	18,648	4,507,035

Homebuilding–1.94%
D.R. Horton, Inc.	185,872	6,425,595

Household Appliances–1.26%
Whirlpool Corp.	21,861	4,189,005

Housewares & Specialties–1.75%
Newell Brands, Inc.	108,173	5,800,236

Industrial Machinery–8.20%
Dover Corp.	85,485	6,857,607
Fortive Corp.	83,401	5,283,453
ITT Inc.	125,987	5,062,158
Nordson Corp.	27,087	3,286,195
Stanley Black & Decker Inc.	47,576	6,695,370
		27,184,783

Insurance Brokers–1.00%
Brown & Brown, Inc.	77,292	3,328,966

Internet Software & Services–0.89%
Just Eat PLC (United Kingdom)(b)	346,705	2,957,757

IT Consulting & Other Services–1.87%
EPAM Systems, Inc.(b)	73,591	6,188,267

Life & Health Insurance–3.61%
St. James’s Place PLC (United Kingdom)	555,918	8,558,335
Torchmark Corp.	44,368	3,394,152
		11,952,487

Life Sciences Tools & Services–2.09%
Agilent Technologies, Inc.	116,560	6,913,174

Movies & Entertainment–1.68%
Viacom Inc.–Class B	166,280	5,582,020

Multi-Utilities–1.09%
CMS Energy Corp.	78,024	3,608,610

Office REIT’s–1.33%
Boston Properties, Inc.	35,926	4,419,617

Oil & Gas Equipment & Services–2.61%
Core Laboratories N.V.	41,386	4,191,160
Tenaris S.A.–ADR (Luxembourg)	143,795	4,477,776
		8,668,936

Oil & Gas Exploration & Production–4.22%
Concho Resources Inc.(b)	35,273	4,286,728
Range Resources Corp.	148,770	3,447,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Seven Generations Energy Ltd.– Class A (Canada)(b)	200,520	$3,434,128
Vermilion Energy, Inc. (Canada)	89,474	2,838,385
		14,006,242

Paper Packaging–1.24%
Packaging Corp. of America	36,822	4,101,603

Property & Casualty Insurance–3.36%
Arch Capital Group Ltd.(b)	60,834	5,675,204
Progressive Corp. (The)	123,689	5,453,448
		11,128,652

Railroads–0.93%
Genesee & Wyoming Inc.–Class A(b)	45,258	3,095,195

Regional Banks–1.61%
First Republic Bank	53,442	5,349,544

Retail REIT’s–1.40%
GGP Inc.	196,536	4,630,388

Semiconductor Equipment–3.55%
KLA-Tencor Corp.	41,201	3,770,303
Teradyne, Inc.	266,199	7,993,956
		11,764,259

Semiconductors–5.02%
Analog Devices, Inc.	30,571	2,378,424

	Shares	Value
Semiconductors–(continued)
MACOM Technology Solutions Holdings, Inc.(b)	65,840	$3,671,897
Microchip Technology Inc.	67,665	5,222,384
Xilinx, Inc.	83,285	5,356,891
		16,629,596

Specialty Chemicals–4.79%
Albemarle Corp.	31,266	3,299,814
International Flavors & Fragrances Inc.	28,377	3,830,895
Koninklijke DSM N.V. (Netherlands)	48,562	3,547,821
PPG Industries, Inc.	47,226	5,192,971
		15,871,501
Total Common Stocks & Other Equity Interests (Cost $206,495,978)		275,375,246

Money Market Funds–16.22%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	32,256,134	32,256,134
Treasury Portfolio–Institutional Class, 0.85%(c)	21,504,089	21,504,089
Total Money Market Funds (Cost $53,760,223)		53,760,223
TOTAL INVESTMENTS–99.28% (Cost $260,256,201)		329,135,469
OTHER ASSETS LESS LIABILITIES–0.72%		2,399,515
NET ASSETS–100.00%		$331,534,984

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Information Technology	17.7%
Consumer Discretionary	16.1
Industrials	13.4
Financials	12.2
Health Care	7.1
Energy	6.8
Materials	6.0
Real Estate	2.7
Utilities	1.1
Money Market Funds Plus Other Assets Less Liabilities	16.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $206,495,978)	$275,375,246
Investments in affiliated money market funds, at value and cost	53,760,223
Total investments, at value (Cost $260,256,201)	329,135,469
Foreign currencies, at value (Cost $6,513)	6,570
Receivable for:
Investments sold	2,866,800
Fund shares sold	19,956
Dividends	503,617
Investment for trustee deferred compensation and retirement plans	117,774
Total assets	332,650,186

Liabilities:
Payable for:
Investments purchased	468,563
Fund shares reacquired	266,544
Accrued fees to affiliates	206,574
Accrued trustees’ and officers’ fees and benefits	5,389
Accrued other operating expenses	37,394
Trustee deferred compensation and retirement plans	130,738
Total liabilities	1,115,202
Net assets applicable to shares outstanding	$331,534,984

Net assets consist of:
Shares of beneficial interest	$224,197,605
Undistributed net investment income	2,098,692
Undistributed net realized gain	36,344,087
Net unrealized appreciation	68,894,600
$331,534,984

Net Assets:
Series I	$194,206,987
Series II	$137,327,997

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	14,048,930
Series II	10,150,163
Series I:
Net asset value per share	$13.82
Series II:
Net asset value per share	$13.53

Investment income:
Dividends (net of foreign withholding taxes of $56,655)	$2,311,110
Dividends from affiliated money market funds	173,698
Total investment income	2,484,808

Expenses:
Advisory fees	1,193,844
Administrative services fees	286,873
Custodian fees	6,656
Distribution fees — Series II	167,742
Transfer agent fees	14,211
Trustees’ and officers’ fees and benefits	13,075
Reports to shareholders	31,446
Professional services fees	16,437
Other	2,144
Total expenses	1,732,428
Less: Fees waived	(33,145)
Net expenses	1,699,283
Net investment income	785,525

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $148,239)	29,667,149
Foreign currencies	(13,814)
29,653,335
Change in net unrealized appreciation (depreciation) of:
Investment securities	(6,936,603)
Foreign currencies	20,156
(6,916,447)
Net realized and unrealized gain	22,736,888
Net increase in net assets resulting from operations	$23,522,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$785,525	$1,492,494
Net realized gain	29,653,335	6,883,128
Change in net unrealized appreciation (depreciation)	(6,916,447)	31,767,897
Net increase in net assets resulting from operations	23,522,413	40,143,519

Distributions to shareholders from net investment income:
Series I	—	(150,245)

Distributions to shareholders from net realized gains:
Series l	—	(12,808,400)
Series ll	—	(8,160,367)
Total distributions from net realized gains	—	(20,968,767)

Share transactions–net:
Series l	(15,349,942)	(17,870,780)
Series ll	(2,219,707)	4,467,820
Net increase (decrease) in net assets resulting from share transactions	(17,569,649)	(13,402,960)
Net increase in net assets	5,952,764	5,621,547

Net assets:
Beginning of period	325,582,220	319,960,673
End of period (includes undistributed net investment income of $2,098,692 and $1,313,167, respectively)	$331,534,984	$325,582,220

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Mid Cap Core Equity Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

Invesco V.I. Mid Cap Core Equity Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.725%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such

Invesco V.I. Mid Cap Core Equity Fund

Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $33,145.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $40,353 for accounting and fund administrative services and was reimbursed $246,520 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended June 30, 2017, there were transfers from Level 1 to Level 2 of $5,619,569 and from Level 2 to Level 1 of $8,558,335, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$266,207,856	$9,167,390	$—	$275,375,246
Money Market Funds	53,760,223	—	—	53,760,223
Total Investments	$319,968,079	$9,167,390	$—	$329,135,469

Invesco V.I. Mid Cap Core Equity Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2017, the Fund engaged in securities sales of $2,800,230, which resulted in net realized gains of $148,239.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $82,331,332 and $102,153,017, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$75,630,897
Aggregate unrealized (depreciation) of investment securities	(6,753,476)
Net unrealized appreciation of investment securities	$68,877,421

Cost of investments for tax purposes is $260,258,048.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	126,727	$1,693,935	690,232	$8,736,328
Series II	661,640	8,719,230	1,380,934	16,624,301

Issued as reinvestment of dividends:
Series I	—	—	1,025,209	12,958,645
Series II	—	—	658,626	8,160,367

Reacquired:
Series I	(1,265,847)	(17,043,877)	(3,166,296)	(39,565,753)
Series II	(828,902)	(10,938,937)	(1,649,202)	(20,316,848)
Net increase (decrease) in share activity	(1,306,382)	$(17,569,649)	(1,060,497)	$(13,402,960)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$12.87	$0.04	$0.91	$0.95	$—	$—	$—	$13.82	7.38%	$194,207	0.93	%(d)	0.95	%(d)	0.58	%(d)	30%
Year ended 12/31/16	12.12	0.07	1.54	1.61	(0.01)	(0.85)	(0.86)	12.87	13.43	195,464	0.98		1.00		0.57		29
Year ended 12/31/15	14.06	0.02	(0.58)	(0.56)	(0.05)	(1.33)	(1.38)	12.12	(4.03)	201,685	1.01		1.03		0.17		44
Year ended 12/31/14	15.13	0.05	0.64	0.69	(0.01)	(1.75)	(1.76)	14.06	4.43	254,553	1.01		1.04		0.29		38
Year ended 12/31/13	12.71	0.01	3.59	3.60	(0.11)	(1.07)	(1.18)	15.13	28.81	290,550	1.01		1.04		0.09		34
Year ended 12/31/12	11.56	0.09	1.18	1.27	(0.01)	(0.11)	(0.12)	12.71	10.96	286,607	1.02		1.05		0.69		59
Series II
Six months ended 06/30/17	12.61	0.02	0.90	0.92	—	—	—	13.53	7.30	137,328	1.18	(d)	1.20	(d)	0.33	(d)	30
Year ended 12/31/16	11.91	0.04	1.51	1.55	—	(0.85)	(0.85)	12.61	13.16	130,118	1.23		1.25		0.32		29
Year ended 12/31/15	13.84	(0.01)	(0.57)	(0.58)	(0.02)	(1.33)	(1.35)	11.91	(4.28)	118,276	1.26		1.28		(0.08)		44
Year ended 12/31/14	14.95	0.01	0.63	0.64	—	(1.75)	(1.75)	13.84	4.17	128,305	1.26		1.29		0.04		38
Year ended 12/31/13	12.58	(0.02)	3.54	3.52	(0.08)	(1.07)	(1.15)	14.95	28.46	117,219	1.26		1.29		(0.16)		34
Year ended 12/31/12	11.47	0.06	1.16	1.22	—	(0.11)	(0.11)	12.58	10.62	90,648	1.27		1.30		0.44		59

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $196,760 and $135,306 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/2017)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/2017)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/2017)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,073.80	$4.78	$1,020.18	$4.66	0.93%
Series II	1,000.00	1,073.00	6.07	1,018.94	5.91	1.18

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Mid Cap Core Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on

June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mid-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

Invesco V.I. Mid Cap Core Equity Fund

level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one mutual fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted

that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the

Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Mid Cap Core Equity Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Mid Cap Core Equity Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	18,556,431	2,641,262	1,917,524	1
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	19,686,790	1,627,309	1,801,118	1
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	19,309,742	1,964,907	1,840,569	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Mid Cap Core Equity Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Mid Cap Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIMCG-SAR-1	08032017	1202

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	13.91%
Series II Shares	13.66
S&P 500 Index▼ (Broad Market Index)	9.34
Russell Midcap Growth Index▼ (Style-Specific Index)	11.40
Lipper VUF Mid-Cap Growth Funds Index∎ (Peer Group Index)	14.49
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/17

Series I Shares
10 Years	6.81%
5 Years	12.51
1 Year	17.38

Series II Shares
Inception (9/25/00)	1.27%
10 Years	6.66
5 Years	12.25
1 Year	17.17

Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares of Invesco Van Kampen V.I. Mid Cap Growth Fund (renamed Invesco V.I. Mid Cap Growth Fund on April 29, 2013). Returns shown above, prior to June 1,2010, for Series II shares are blended returns of the predecessor fund and Invesco V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

Series I shares incepted on June 1, 2010. Series I share performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Mid Cap Growth Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.41%
Aerospace & Defense–1.29%
Raytheon Co.	18,560	$2,997,069

Airlines–1.06%
Alaska Air Group, Inc.	27,446	2,463,553

Alternative Carriers–1.03%
Zayo Group Holdings, Inc.(b)	77,812	2,404,391

Apparel Retail–1.47%
Burlington Stores, Inc.(b)	37,208	3,422,764

Application Software–5.13%
Cadence Design Systems, Inc.(b)	62,293	2,086,193
Guidewire Software Inc.(b)	44,883	3,083,911
SS&C Technologies Holdings, Inc.	89,774	3,448,219
Tyler Technologies, Inc.(b)	18,863	3,313,663
		11,931,986

Auto Parts & Equipment–0.99%
Delphi Automotive PLC	26,395	2,313,522

Automotive Retail–1.05%
O’Reilly Automotive, Inc.(b)	11,210	2,452,075

Biotechnology–2.90%
BioMarin Pharmaceutical Inc.(b)	39,274	3,566,865
Neurocrine Biosciences, Inc.(b)	68,981	3,173,126
		6,739,991

Building Products–4.93%
A.O. Smith Corp.	53,266	3,000,474
Allegion PLC	38,667	3,136,667
Masco Corp.	75,203	2,873,506
Owens Corning	36,766	2,460,381
		11,471,028

Cable & Satellite–0.78%
DISH Network Corp.–Class A(b)	28,878	1,812,383

Casinos & Gaming–1.43%
Wynn Resorts Ltd.	24,779	3,323,359

Communications Equipment–1.16%
F5 Networks, Inc.(b)	21,190	2,692,401

Construction Machinery & Heavy Trucks–0.56%
WABCO Holdings Inc.(b)	10,123	1,290,784

Construction Materials–1.15%
Summit Materials, Inc.–Class A(b)	92,583	2,672,871

Data Processing & Outsourced Services–4.28%
Broadridge Financial Solutions, Inc.	37,550	2,837,278
Fidelity National Information Services, Inc.	48,508	4,142,583

	Shares	Value
Data Processing & Outsourced Services–(continued)
Vantiv, Inc.–Class A(b)	46,971	$2,975,143
		9,955,004

Distillers & Vintners–2.11%
Constellation Brands, Inc.–Class A	25,322	4,905,631

Diversified Support Services–0.74%
KAR Auction Services, Inc.	41,024	1,721,777

Electrical Components & Equipment–1.25%
Acuity Brands, Inc.	14,327	2,912,393

Electronic Components–1.64%
Amphenol Corp.–Class A	51,685	3,815,387

Electronic Manufacturing Services–0.98%
Flex Ltd.(b)	140,354	2,289,174

Environmental & Facilities Services–0.89%
Republic Services, Inc.	32,571	2,075,750

Financial Exchanges & Data–4.78%
CBOE Holdings Inc.	27,433	2,507,376
Intercontinental Exchange, Inc.	48,816	3,217,951
Nasdaq, Inc.	32,385	2,315,204
S&P Global Inc.	21,052	3,073,381
		11,113,912

General Merchandise Stores–0.73%
Dollar Tree, Inc.(b)	24,370	1,703,950

Health Care Distributors–1.63%
Henry Schein, Inc.(b)	20,705	3,789,429

Health Care Equipment–6.25%
Boston Scientific Corp.(b)	140,673	3,899,456
DexCom Inc.(b)	43,550	3,185,682
Hologic, Inc.(b)	91,298	4,143,103
Penumbra, Inc.(b)	37,729	3,310,720
		14,538,961

Home Entertainment Software–2.05%
Electronic Arts Inc.(b)	45,025	4,760,043

Homebuilding–0.56%
D.R. Horton, Inc.	37,470	1,295,338

Hotels, Resorts & Cruise Lines–0.75%
Royal Caribbean Cruises Ltd.	15,882	1,734,791

Housewares & Specialties–1.42%
Newell Brands, Inc.	61,632	3,304,708

Human Resource & Employment Services–0.95%
Robert Half International, Inc.	46,331	2,220,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

	Shares	Value
Industrial Machinery–1.80%
John Bean Technologies Corp.	5,667	$555,366
Stanley Black & Decker Inc.	25,730	3,620,983
		4,176,349

Internet Software & Services–3.64%
CoStar Group Inc.(b)	15,176	4,000,394
GoDaddy, Inc. Class-A(b)	41,731	1,770,229
LogMeIn, Inc.	25,881	2,704,564
		8,475,187

Investment Banking & Brokerage–3.77%
E*TRADE Financial Corp.(b)	139,498	5,305,109
TD Ameritrade Holding Corp.	80,288	3,451,581
		8,756,690

IT Consulting & Other Services–1.25%
Gartner, Inc.(b)	23,440	2,895,074

Leisure Products–1.18%
Brunswick Corp.	43,659	2,738,729

Life Sciences Tools & Services–1.56%
INC Research Holdings, Inc.–Class A(b)	61,857	3,618,635

Managed Health Care–2.73%
Centene Corp.(b)	41,776	3,337,067
Humana Inc.	12,521	3,012,803
		6,349,870

Metal & Glass Containers–1.10%
Berry Global Group, Inc.(b)	44,770	2,552,338

Movies & Entertainment–1.35%
Cinemark Holdings, Inc.	80,665	3,133,835

Oil & Gas Equipment & Services–1.13%
Halliburton Co.	61,679	2,634,310

Oil & Gas Exploration & Production–3.18%
Concho Resources Inc.(b)	23,088	2,805,884
Diamondback Energy Inc.(b)	26,707	2,371,849
Pioneer Natural Resources Co.	13,960	2,227,737
		7,405,470

Oil & Gas Storage & Transportation–1.11%
Cheniere Energy, Inc.(b)	52,900	2,576,759

Packaged Foods & Meats–1.57%
Pinnacle Foods Inc.	61,399	3,647,101

	Shares	Value
Pharmaceuticals–0.68%
Pacira Pharmaceuticals, Inc.(b)	33,322	$1,589,459

Railroads–1.00%
Genesee & Wyoming Inc.–Class A(b)	33,842	2,314,454

Regional Banks–0.97%
Zions Bancorp.	51,276	2,251,529

Restaurants–2.37%
Chipotle Mexican Grill, Inc.(b)	4,844	2,015,589
Domino’s Pizza, Inc.	16,521	3,494,687
		5,510,276

Semiconductors–4.36%
Cirrus Logic, Inc.(b)	26,239	1,645,710
Microchip Technology Inc.	39,838	3,074,697
Microsemi Corp.(b)	57,230	2,678,364
Qorvo, Inc.(b)	43,331	2,743,719
		10,142,490

Specialized REIT’s–3.52%
Equinix, Inc.	9,081	3,897,202
SBA Communications Corp.–Class A(b)	31,743	4,282,131
		8,179,333

Specialty Chemicals–1.56%
Sherwin-Williams Co. (The)	10,348	3,631,734

Specialty Stores–1.12%
Ulta Beauty, Inc.(b)	9,040	2,597,554

Systems Software–2.52%
ServiceNow, Inc.(b)	55,374	5,869,644
Total Common Stocks & Other Equity Interests (Cost $176,562,812)		231,171,890

Money Market Funds–1.03%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	1,257,796	1,257,796
Treasury Portfolio–Institutional Class, 0.85%(c)	1,130,524	1,130,524
Total Money Market Funds (Cost $2,388,320)		2,388,320
TOTAL INVESTMENTS–100.44% (Cost $178,951,132)		233,560,210
OTHER ASSETS LESS LIABILITIES–(0.44)%		(1,024,316)
NET ASSETS–100.00%		$232,535,894

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Information Technology	27.0%
Health Care	15.8
Consumer Discretionary	15.2
Industrials	14.5
Financials	9.5
Energy	5.4
Materials	3.8
Consumer Staples	3.7
Real Estate	3.5
Telecommunication Services	1.0
Money Market Funds Plus Other Assets Less Liabilities	0.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $176,562,812)	$231,171,890
Investments in affiliated money market funds, at value and cost	2,388,320
Total investments, at value (Cost $178,951,132)	233,560,210
Receivable for:
Investments sold	584,672
Fund shares sold	16,162
Dividends	98,858
Investment for trustee deferred compensation and retirement plans	119,923
Other assets	6,648
Total assets	234,386,473

Liabilities:
Payable for:
Investments purchased	1,266,076
Fund shares reacquired	260,676
Accrued fees to affiliates	158,165
Accrued trustees’ and officers’ fees and benefits	4,557
Accrued other operating expenses	30,792
Trustee deferred compensation and retirement plans	130,313
Total liabilities	1,850,579
Net assets applicable to shares outstanding	$232,535,894

Net assets consist of:
Shares of beneficial interest	$150,785,398
Undistributed net investment income (loss)	(575,370)
Undistributed net realized gain	27,716,788
Net unrealized appreciation	54,609,078
$232,535,894

Net Assets:
Series I	$109,742,510
Series II	$122,793,384

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	19,692,736
Series II	22,352,678
Series I:
Net asset value per share	$5.57
Series II:
Net asset value per share	$5.49

Investment income:
Dividends	$798,910
Dividends from affiliated money market funds (includes securities lending income of $8,402)	19,609
Total investment income	818,519

Expenses:
Advisory fees	841,621
Administrative services fees	196,165
Custodian fees	4,978
Distribution fees — Series II	150,383
Transfer agent fees	24,058
Trustees’ and officers’ fees and benefits	9,635
Reports to shareholders	24,872
Professional services fees	19,474
Other	2,330
Total expenses	1,273,516
Less: Fees waived	(1,679)
Net expenses	1,271,837
Net investment income (loss)	(453,318)

Realized and unrealized gain from:
Net realized gain from investment securities	14,634,033
Change in net unrealized appreciation of investment securities	14,824,938
Net realized and unrealized gain	29,458,971
Net increase in net assets resulting from operations	$29,005,653

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(453,318)	$(1,268,599)
Net realized gain	14,634,033	13,767,777
Change in net unrealized appreciation (depreciation)	14,824,938	(12,121,567)
Net increase in net assets resulting from operations	29,005,653	377,611

Distributions to shareholders from net realized gains:
Series l	—	(10,165,462)
Series ll	—	(14,237,965)
Total distributions from net realized gains	—	(24,403,427)

Share transactions–net:
Series l	(1,179,118)	3,417,783
Series ll	(7,016,896)	(29,982,096)
Net increase (decrease) in net assets resulting from share transactions	(8,196,014)	(26,564,313)
Net increase (decrease) in net assets	20,809,639	(50,590,129)

Net assets:
Beginning of period	211,726,255	262,316,384
End of period (includes undistributed net investment income (loss) of $(575,370) and $(122,052), respectively)	$232,535,894	$211,726,255

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

Invesco V.I. Mid Cap Growth Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees.

Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Mid Cap Growth Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

Invesco V.I. Mid Cap Growth Fund

For the six months ended June 30, 2017, the Adviser waived advisory fees of $1,679.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $28,289 for accounting and fund administrative services and was reimbursed $167,876 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $1,068 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Mid Cap Growth Fund

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $53,082,054 and $61,141,400, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$56,458,483
Aggregate unrealized (depreciation) of investment securities	(3,041,787)
Net unrealized appreciation of investment securities	$53,416,696

Cost of investments for tax purposes is $180,143,514.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	1,571,639	$8,356,575	3,420,749	$17,586,771
Series II	1,151,023	6,005,461	4,122,162	21,135,860

Issued as reinvestment of dividends:
Series I	—	—	2,033,092	10,165,462
Series II	—	—	2,882,179	14,237,965

Reacquired:
Series I	(1,805,985)	(9,535,693)	(4,780,869)	(24,334,450)
Series II	(2,476,692)	(13,022,357)	(13,091,408)	(65,355,921)
Net increase (decrease) in share activity	(1,560,015)	$(8,196,014)	(5,414,095)	$(26,564,313)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Mid Cap Growth Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$4.89	$(0.01)	$0.69	$0.68	$—	$—	$—	$5.57	13.91%	$109,743	1.00	%(d)	1.00	%(d)	(0.27	)%(d)	24%
Year ended 12/31/16	5.38	(0.02)	0.07	0.05	—	(0.54)	(0.54)	4.89	0.76	97,444	1.03		1.03		(0.39)		60
Year ended 12/31/15	5.78	(0.02)	0.08	0.06	—	(0.46)	(0.46)	5.38	1.21	103,632	1.07		1.07		(0.33)		62
Year ended 12/31/14	5.35	(0.02)	0.45	0.43	—	—	—	5.78	8.04	106,390	1.07		1.07		(0.36)		71
Year ended 12/31/13	3.92	(0.02)	1.47	1.45	(0.02)	—	(0.02)	5.35	37.01	115,319	1.08		1.08		(0.41)		76
Year ended 12/31/12	3.69	0.02 (e)	0.41	0.43	—	(0.20)	(0.20)	3.92	11.60	88,091	1.06		1.12		0.54	(e)	92
Series II
Six months ended 06/30/17	4.83	(0.01)	0.67	0.66	—	—	—	5.49	13.66	122,793	1.25	(d)	1.25	(d)	(0.52	)(d)	24
Year ended 12/31/16	5.33	(0.03)	0.07	0.04	—	(0.54)	(0.54)	4.83	0.57	114,282	1.28		1.28		(0.64)		60
Year ended 12/31/15	5.74	(0.03)	0.08	0.05	—	(0.46)	(0.46)	5.33	1.04	158,684	1.32		1.32		(0.58)		62
Year ended 12/31/14	5.33	(0.03)	0.44	0.41	—	—	—	5.74	7.69	162,299	1.32		1.32		(0.61)		71
Year ended 12/31/13	3.91	(0.03)	1.46	1.43	(0.01)	—	(0.01)	5.33	36.60	172,478	1.33		1.33		(0.66)		76
Year ended 12/31/12	3.68	0.01 (e)	0.42	0.43	—	(0.20)	(0.20)	3.91	11.63	143,588	1.31		1.37		0.29	(e)	92

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $158,450,343 and sold of $99,449,268 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Development Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $104,989 and $121,303 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes special cash dividends received of $3.92 per share owned of Aveta Inc. on August 16, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividend are $0.01 and 0.28% and $0.00 and 0.03% for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,139.10	$5.30	$1,019.84	$5.01	1.00%
Series II	1,000.00	1,136.60	6.62	1,018.60	6.26	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Mid Cap Growth Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index. The Board noted that performance of Series II shares of the Fund was in the fifth quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series II shares of the Fund was below the performance of the Index for the one, three year and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

Invesco V.I. Mid Cap Growth Fund

Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series II shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco

Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the

Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Mid Cap Growth Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Mid Cap Growth Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	32,972,148	4,197,769	4,122,288	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	35,053,112	2,250,027	3,989,066	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	33,991,068	2,985,218	4,315,919	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Mid Cap Growth Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. S&P 500 Index Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	MS-VISPI-SAR-1	07182017 1018

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	9.06%
Series II Shares	8.99
S&P 500 Index▼ (Broad Market/Style-Specific Index)	9.34
Lipper VUF S&P 500 Funds Index⬛ (Peer Group Index)	9.89

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (5/18/98)	5.83%
10 Years	6.88
5 Years	14.20
1 Year	17.30

Series II Shares
Inception (6/5/00)	4.42%
10 Years	6.62
5 Years	13.91
1 Year	17.07

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.41% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.62%
Advertising–0.14%
Interpublic Group of Cos., Inc. (The)	1,696	$41,722
Omnicom Group Inc.	991	82,154
		123,876

Aerospace & Defense–2.33%
Arconic Inc.	1,837	41,608
Boeing Co. (The)	2,379	470,447
General Dynamics Corp.	1,202	238,116
L3 Technologies, Inc.	328	54,802
Lockheed Martin Corp.	1,055	292,879
Northrop Grumman Corp.	737	189,195
Raytheon Co.	1,237	199,751
Rockwell Collins, Inc.	685	71,980
Textron Inc.	1,141	53,741
TransDigm Group, Inc.	209	56,194
United Technologies Corp.	3,158	385,623
		2,054,336

Agricultural & Farm Machinery–0.17%
Deere & Co.	1,246	153,993

Agricultural Products–0.11%
Archer-Daniels-Midland Co.	2,414	99,891

Air Freight & Logistics–0.72%
C.H. Robinson Worldwide, Inc.	596	40,933
Expeditors International of Washington, Inc.	760	42,925
FedEx Corp.	1,042	226,458
United Parcel Service, Inc.–Class B	2,914	322,259
		632,575

Airlines–0.64%
Alaska Air Group, Inc.	532	47,752
American Airlines Group Inc.	2,087	105,018
Delta Air Lines, Inc.	3,120	167,669
Southwest Airlines Co.	2,562	159,203
United Continental Holdings Inc.(b)	1,193	89,773
		569,415

Alternative Carriers–0.08%
Level 3 Communications, Inc.(b)	1,234	73,176

Apparel Retail–0.45%
Foot Locker, Inc.	558	27,498
Gap, Inc. (The)	953	20,957
L Brands, Inc.	1,015	54,698
Ross Stores, Inc.	1,666	96,178
TJX Cos., Inc. (The)	2,726	196,736
		396,067

Apparel, Accessories & Luxury Goods–0.32%
Coach, Inc.	1,186	56,145
Hanesbrands, Inc.	1,536	35,574

	Shares	Value
Apparel, Accessories & Luxury Goods–(continued)
Michael Kors Holdings Ltd.(b)	686	$24,867
PVH Corp.	330	37,785
Ralph Lauren Corp.	237	17,491
Under Armour, Inc.–Class A(b)	820	17,843
Under Armour, Inc.–Class C(b)	824	16,612
VF Corp.	1,357	78,163
		284,480

Application Software–1.02%
Adobe Systems Inc.(b)	2,095	296,317
ANSYS, Inc.(b)	362	44,048
Autodesk, Inc.(b)	827	83,378
Citrix Systems, Inc.(b)	640	50,931
Intuit Inc.	1,026	136,263
salesforce.com, inc.(b)	2,833	245,338
Synopsys, Inc.(b)	635	46,311
		902,586

Asset Management & Custody Banks–1.12%
Affiliated Managers Group, Inc.	238	39,475
Ameriprise Financial, Inc.	650	82,739
Bank of New York Mellon Corp. (The)	4,408	224,896
BlackRock, Inc.	513	216,696
Franklin Resources, Inc.	1,457	65,259
Invesco Ltd.(c)	1,706	60,034
Northern Trust Corp.	908	88,267
State Street Corp.	1,499	134,505
T. Rowe Price Group Inc.	1,028	76,288
		988,159

Auto Parts & Equipment–0.15%
BorgWarner, Inc.	863	36,557
Delphi Automotive PLC	1,139	99,833
		136,390

Automobile Manufacturers–0.44%
Ford Motor Co.	16,621	185,989
General Motors Co.	5,821	203,328
		389,317

Automotive Retail–0.28%
Advance Auto Parts, Inc.	317	36,959
AutoNation, Inc.(b)	287	12,100
AutoZone, Inc.(b)	119	67,885
CarMax, Inc.(b)	790	49,817
O’Reilly Automotive, Inc.(b)	386	84,434
		251,195

Biotechnology–2.93%
AbbVie Inc.	6,741	488,790
Alexion Pharmaceuticals, Inc.(b)	949	115,465
Amgen Inc.	3,114	536,324
Biogen Inc.(b)	904	245,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Biotechnology–(continued)
Celgene Corp.(b)	3,309	$429,740
Gilead Sciences, Inc.	5,527	391,201
Incyte Corp.(b)	714	89,900
Regeneron Pharmaceuticals, Inc.(b)	322	158,147
Vertex Pharmaceuticals Inc.(b)	1,049	135,185
		2,590,061

Brewers–0.08%
Molson Coors Brewing Co.–Class B	778	67,173

Broadcasting–0.19%
CBS Corp.–Class B	1,572	100,262
Discovery Communications, Inc.–Class A(b)	674	17,410
Discovery Communications, Inc.–Class C(b)	911	22,966
Scripps Networks Interactive Inc.–Class A	412	28,144
		168,782

Building Products–0.34%
Allegion PLC	411	33,340
Fortune Brands Home & Security, Inc.	660	43,059
Johnson Controls International PLC	3,956	171,532
Masco Corp.	1,353	51,698
		299,629

Cable & Satellite–1.30%
Charter Communications, Inc.–Class A(b)	913	307,544
Comcast Corp.–Class A	20,063	780,852
DISH Network Corp.–Class A(b)	958	60,124
		1,148,520

Casinos & Gaming–0.05%
Wynn Resorts Ltd.	342	45,869

Commodity Chemicals–0.13%
LyondellBasell Industries N.V.–Class A	1,395	117,724

Communications Equipment–0.97%
Cisco Systems, Inc.	21,182	662,997
F5 Networks, Inc.(b)	273	34,688
Harris Corp.	516	56,285
Juniper Networks, Inc.	1,614	44,998
Motorola Solutions, Inc.	695	60,284
		859,252

Computer & Electronics Retail–0.07%
Best Buy Co., Inc.	1,123	64,382

Construction & Engineering–0.09%
Fluor Corp.	601	27,514
Jacobs Engineering Group, Inc.	522	28,391
Quanta Services, Inc.(b)	638	21,003
		76,908

Construction Machinery & Heavy Trucks–0.53%
Caterpillar Inc.	2,496	268,220
Cummins Inc.	653	105,930
PACCAR Inc.	1,483	97,937
		472,087

	Shares	Value
Construction Materials–0.15%
Martin Marietta Materials, Inc.	265	$58,984
Vulcan Materials Co.	558	70,687
		129,671

Consumer Electronics–0.03%
Garmin Ltd.	485	24,750

Consumer Finance–0.74%
American Express Co.	3,182	268,052
Capital One Financial Corp.	2,047	169,123
Discover Financial Services	1,611	100,188
Navient Corp.	1,179	19,631
Synchrony Financial	3,265	97,362
		654,356

Copper–0.08%
Freeport-McMoRan Inc.(b)	5,616	67,448

Data Processing & Outsourced Services–2.46%
Alliance Data Systems Corp.	235	60,322
Automatic Data Processing, Inc.	1,897	194,367
Fidelity National Information Services, Inc.	1,400	119,560
Fiserv, Inc.(b)	906	110,840
Global Payments Inc.	643	58,076
Mastercard Inc.–Class A	3,975	482,764
Paychex, Inc.	1,349	76,812
PayPal Holdings, Inc.(b)	4,747	254,771
Total System Services, Inc.	712	41,474
Visa Inc.–Class A	7,826	733,922
Western Union Co. (The)	1,953	37,205
		2,170,113

Department Stores–0.09%
Kohl’s Corp.	745	28,809
Macy’s, Inc.	1,285	29,863
Nordstrom, Inc.	471	22,528
		81,200

Distillers & Vintners–0.20%
Brown-Forman Corp.–Class B	747	36,304
Constellation Brands, Inc.–Class A	729	141,229
		177,533

Distributors–0.12%
Genuine Parts Co.	626	58,068
LKQ Corp.(b)	1,330	43,823
		101,891

Diversified Banks–5.19%
Bank of America Corp.	42,189	1,023,505
Citigroup Inc.	11,671	780,557
JPMorgan Chase & Co.	15,061	1,376,575
U.S. Bancorp	6,715	348,643
Wells Fargo & Co.	19,047	1,055,394
		4,584,674

Diversified Chemicals–0.73%
Dow Chemical Co. (The)	4,764	300,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Diversified Chemicals–(continued)
E. I. du Pont de Nemours and Co.	3,675	$296,609
Eastman Chemical Co.	618	51,906
		648,981

Diversified Support Services–0.05%
Cintas Corp.	371	46,761

Drug Retail–0.71%
CVS Health Corp.	4,319	347,507
Walgreens Boots Alliance, Inc.	3,619	283,404
		630,911

Electric Utilities–1.98%
Alliant Energy Corp.	983	39,487
American Electric Power Co., Inc.	2,078	144,359
Duke Energy Corp.	2,958	247,259
Edison International	1,377	107,667
Entergy Corp.	757	58,115
Eversource Energy	1,339	81,291
Exelon Corp.	3,918	141,322
FirstEnergy Corp.	1,870	54,529
NextEra Energy, Inc.	1,984	278,018
PG&E Corp.	2,164	143,625
Pinnacle West Capital Corp.	480	40,877
PPL Corp.	2,874	111,109
Southern Co. (The)	4,215	201,814
Xcel Energy, Inc.	2,144	98,367
		1,747,839

Electrical Components & Equipment–0.56%
Acuity Brands, Inc.	189	38,420
AMETEK, Inc.	969	58,692
Eaton Corp. PLC	1,901	147,955
Emerson Electric Co.	2,727	162,584
Rockwell Automation, Inc.	542	87,782
		495,433

Electronic Components–0.24%
Amphenol Corp.–Class A	1,300	95,966
Corning Inc.	3,910	117,496
		213,462

Electronic Equipment & Instruments–0.02%
FLIR Systems, Inc.	575	19,930

Electronic Manufacturing Services–0.13%
TE Connectivity Ltd.	1,501	118,099

Environmental & Facilities Services–0.24%
Republic Services, Inc.	974	62,073
Stericycle, Inc.(b)	366	27,933
Waste Management, Inc.	1,710	125,429
		215,435

Fertilizers & Agricultural Chemicals–0.37%
CF Industries Holdings, Inc.	1,006	28,127
FMC Corp.	577	42,150
Monsanto Co.	1,853	219,321

	Shares	Value
Fertilizers & Agricultural Chemicals–(continued)
Mosaic Co. (The)	1,513	$34,542
		324,140

Financial Exchanges & Data–0.75%
CBOE Holdings Inc.	387	35,372
CME Group Inc.–Class A	1,435	179,719
Intercontinental Exchange, Inc.	2,518	165,986
Moody’s Corp.	701	85,298
Nasdaq, Inc.	485	34,673
S&P Global Inc.	1,092	159,421
		660,469

Food Distributors–0.12%
Sysco Corp.	2,101	105,743

Food Retail–0.17%
Kroger Co. (The)	3,893	90,785
Whole Foods Market, Inc.	1,346	56,680
		147,465

Footwear–0.37%
NIKE, Inc.–Class B	5,604	330,636

General Merchandise Stores–0.31%
Dollar General Corp.	1,074	77,425
Dollar Tree, Inc.(b)	997	69,723
Target Corp.	2,351	122,934
		270,082

Gold–0.08%
Newmont Mining Corp.	2,247	72,780

Health Care Distributors–0.45%
AmerisourceBergen Corp.	697	65,887
Cardinal Health, Inc.	1,333	103,867
Henry Schein, Inc.(b)	334	61,129
McKesson Corp.	895	147,263
Patterson Cos. Inc.	346	16,245
		394,391

Health Care Equipment–2.66%
Abbott Laboratories	7,356	357,575
Baxter International Inc.	2,055	124,410
Becton, Dickinson and Co.	963	187,891
Boston Scientific Corp.(b)	5,805	160,914
C.R. Bard, Inc.	306	96,730
Danaher Corp.	2,579	217,642
Edwards Lifesciences Corp.(b)	888	104,997
Hologic, Inc.(b)	1,180	53,548
IDEXX Laboratories, Inc.(b)	371	59,887
Intuitive Surgical, Inc.(b)	156	145,918
Medtronic PLC	5,789	513,774
Stryker Corp.	1,308	181,524
Varian Medical Systems, Inc.(b)	389	40,141
Zimmer Biomet Holdings, Inc.	849	109,011
		2,353,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Health Care Facilities–0.17%
HCA Healthcare, Inc.(b)	1,220	$106,384
Universal Health Services, Inc.–Class B	376	45,902
		152,286

Health Care REIT’s–0.32%
HCP, Inc.	1,979	63,249
Ventas, Inc.	1,499	104,151
Welltower Inc.	1,552	116,167
		283,567

Health Care Services–0.42%
DaVita Inc.(b)	672	43,519
Envision Healthcare Corp.(b)	506	31,711
Express Scripts Holding Co.(b)	2,515	160,557
Laboratory Corp. of America Holdings(b)	431	66,434
Quest Diagnostics Inc.	580	64,473
		366,694

Health Care Supplies–0.18%
Align Technology, Inc.(b)	319	47,888
Cooper Cos., Inc. (The)	210	50,278
DENTSPLY SIRONA Inc.	970	62,895
		161,061

Health Care Technology–0.09%
Cerner Corp.(b)	1,240	82,423

Home Entertainment Software–0.35%
Activision Blizzard, Inc.	2,924	168,335
Electronic Arts Inc.(b)	1,313	138,810
		307,145

Home Furnishings–0.11%
Leggett & Platt, Inc.	577	30,310
Mohawk Industries, Inc.(b)	265	64,048
		94,358

Home Improvement Retail–1.20%
Home Depot, Inc. (The)	5,067	777,278
Lowe’s Cos., Inc.	3,637	281,976
		1,059,254

Homebuilding–0.14%
D.R. Horton, Inc.	1,436	49,642
Lennar Corp.–Class A	858	45,749
PulteGroup Inc.	1,202	29,485
		124,876

Homefurnishing Retail–0.02%
Bed Bath & Beyond Inc.	634	19,274

Hotel and Resort REIT’s–0.06%
Host Hotels & Resorts Inc.	3,120	57,002

Hotels, Resorts & Cruise Lines–0.48%
Carnival Corp.	1,766	115,797
Hilton Worldwide Holdings Inc.	868	53,686
Marriott International Inc.–Class A	1,316	132,008
Royal Caribbean Cruises Ltd.	707	77,225

	Shares	Value
Hotels, Resorts & Cruise Lines–(continued)
Wyndham Worldwide Corp.	442	$44,381
		423,097

Household Appliances–0.07%
Whirlpool Corp.	314	60,169

Household Products–1.75%
Church & Dwight Co., Inc.	1,055	54,734
Clorox Co. (The)	541	72,083
Colgate-Palmolive Co.	3,733	276,727
Kimberly-Clark Corp.	1,503	194,052
Procter & Gamble Co. (The)	10,842	944,880
		1,542,476

Housewares & Specialties–0.12%
Newell Brands, Inc.	2,039	109,331

Human Resource & Employment Services–0.03%
Robert Half International, Inc.	539	25,834

Hypermarkets & Super Centers–0.87%
Costco Wholesale Corp.	1,855	296,670
Wal-Mart Stores, Inc.	6,261	473,833
		770,503

Independent Power Producers & Energy Traders–0.06%
AES Corp. (The)	2,747	30,519
NRG Energy, Inc.	1,349	23,230
		53,749

Industrial Conglomerates–2.33%
3M Co.	2,532	527,137
General Electric Co.(d)	36,905	996,804
Honeywell International Inc.	3,231	430,660
Roper Technologies, Inc.	429	99,326
		2,053,927

Industrial Gases–0.33%
Air Products and Chemicals, Inc.	919	131,472
Praxair, Inc.	1,211	160,518
		291,990

Industrial Machinery–0.86%
Dover Corp.	656	52,624
Flowserve Corp.	563	26,140
Fortive Corp.	1,272	80,581
Illinois Tool Works Inc.	1,318	188,804
Ingersoll-Rand PLC	1,084	99,067
Parker-Hannifin Corp.	562	89,819
Pentair PLC (United Kingdom)	706	46,977
Snap-on Inc.	249	39,342
Stanley Black & Decker Inc.	644	90,630
Xylem, Inc.	775	42,958
		756,942

Industrial REIT’s–0.15%
Prologis, Inc.	2,238	131,236

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Insurance Brokers–0.50%
Aon PLC	1,109	$147,441
Arthur J. Gallagher & Co.	771	44,140
Marsh & McLennan Cos., Inc.	2,177	169,719
Willis Towers Watson PLC	537	78,112
		439,412

Integrated Oil & Gas–2.81%
Chevron Corp.	8,031	837,874
Exxon Mobil Corp.	17,962	1,450,072
Occidental Petroleum Corp.	3,232	193,500
		2,481,446

Integrated Telecommunication Services–2.05%
AT&T Inc.	26,078	983,923
CenturyLink Inc.	2,311	55,187
Verizon Communications Inc.	17,293	772,305
		1,811,415

Internet & Direct Marketing Retail–2.70%
Amazon.com, Inc.(b)	1,681	1,627,208
Expedia, Inc.	509	75,816
Netflix Inc.(b)	1,826	272,823
Priceline Group Inc. (The)(b)	208	389,068
TripAdvisor Inc.(b)	487	18,603
		2,383,518

Internet Software & Services–4.59%
Akamai Technologies, Inc.(b)	731	36,411
Alphabet Inc.–Class A(b)	1,260	1,171,397
Alphabet Inc.–Class C(b)	1,264	1,148,635
eBay Inc.(b)	4,253	148,515
Facebook, Inc.–Class A(b)	10,020	1,512,819
VeriSign, Inc.(b)	383	35,604
		4,053,381

Investment Banking & Brokerage–1.04%
Charles Schwab Corp. (The)	5,137	220,685
E*TRADE Financial Corp.(b)	1,160	44,115
Goldman Sachs Group, Inc. (The)	1,551	344,167
Morgan Stanley	6,038	269,053
Raymond James Financial, Inc.	539	43,239
		921,259

IT Consulting & Other Services–1.37%
Accenture PLC–Class A	2,632	325,526
Cognizant Technology Solutions Corp.–Class A	2,496	165,735
CSRA Inc.	613	19,463
DXC Technology Co.	1,199	91,987
Gartner, Inc.(b)	379	46,810
International Business Machines Corp.	3,629	558,249
		1,207,770

Leisure Products–0.10%
Hasbro, Inc.	472	52,633
Mattel, Inc.	1,479	31,843
		84,476

	Shares	Value
Life & Health Insurance–0.90%
Aflac, Inc.	1,682	$130,658
Lincoln National Corp.	951	64,268
MetLife, Inc.	4,589	252,120
Principal Financial Group, Inc.	1,129	72,335
Prudential Financial, Inc.	1,817	196,490
Torchmark Corp.	462	35,343
Unum Group	968	45,138
		796,352

Life Sciences Tools & Services–0.72%
Agilent Technologies, Inc.	1,361	80,721
Illumina, Inc.(b)	617	107,062
Mettler-Toledo International Inc.(b)	108	63,562
PerkinElmer, Inc.	463	31,549
Thermo Fisher Scientific, Inc.	1,658	289,271
Waters Corp.(b)	337	61,954
		634,119

Managed Health Care–1.78%
Aetna Inc.	1,402	212,866
Anthem, Inc.	1,122	211,082
Centene Corp.(b)	726	57,993
Cigna Corp.	1,086	181,785
Humana Inc.	611	147,019
UnitedHealth Group Inc.	4,084	757,255
		1,568,000

Metal & Glass Containers–0.07%
Ball Corp.	1,480	62,471

Motorcycle Manufacturers–0.05%
Harley-Davidson, Inc.	744	40,191

Movies & Entertainment–1.38%
Time Warner Inc.	3,287	330,048
Twenty-First Century Fox, Inc.–Class A	4,447	126,028
Twenty-First Century Fox, Inc.–Class B	2,059	57,384
Viacom Inc.–Class B	1,468	49,281
Walt Disney Co. (The)	6,166	655,137
		1,217,878

Multi-Line Insurance–0.45%
American International Group, Inc.	3,719	232,512
Assurant, Inc.	234	24,263
Hartford Financial Services Group, Inc. (The)	1,557	81,852
Loews Corp.	1,166	54,580
		393,207

Multi-Sector Holdings–1.58%
Berkshire Hathaway Inc.–Class B(b)	8,052	1,363,767
Leucadia National Corp.	1,368	35,787
		1,399,554

Multi-Utilities–1.04%
Ameren Corp.	1,025	56,037
CenterPoint Energy, Inc.	1,820	49,832
CMS Energy Corp.	1,183	54,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Multi-Utilities–(continued)
Consolidated Edison, Inc.	1,289	$104,177
Dominion Energy, Inc.	2,655	203,453
DTE Energy Co.	758	80,189
NiSource Inc.	1,367	34,667
Public Service Enterprise Group Inc.	2,140	92,041
SCANA Corp.	616	41,278
Sempra Energy	1,058	119,289
WEC Energy Group, Inc.	1,333	81,819
		917,496

Office REIT’s–0.27%
Alexandria Real Estate Equities, Inc.	385	46,381
Boston Properties, Inc.	649	79,840
SL Green Realty Corp.	433	45,812
Vornado Realty Trust	727	68,265
		240,298

Oil & Gas Drilling–0.04%
Helmerich & Payne, Inc.	468	25,431
Transocean Ltd.(b)	1,648	13,563
		38,994

Oil & Gas Equipment & Services–0.85%
Baker Hughes Inc.	1,798	98,009
Halliburton Co.	3,666	156,575
National Oilwell Varco Inc.	1,601	52,737
Schlumberger Ltd.	5,896	388,193
TechnipFMC PLC (United Kingdom)(b)	1,972	53,638
		749,152

Oil & Gas Exploration & Production–1.42%
Anadarko Petroleum Corp.	2,363	107,138
Apache Corp.	1,605	76,928
Cabot Oil & Gas Corp.	2,008	50,361
Chesapeake Energy Corp.(b)	3,256	16,182
Cimarex Energy Co.	410	38,544
Concho Resources Inc.(b)	625	75,956
ConocoPhillips	5,226	229,735
Devon Energy Corp.	2,218	70,910
EOG Resources, Inc.	2,439	220,778
EQT Corp.	748	43,825
Hess Corp.	1,137	49,880
Marathon Oil Corp.	3,582	42,447
Murphy Oil Corp.	709	18,172
Newfield Exploration Co.(b)	858	24,419
Noble Energy, Inc.	1,924	54,449
Pioneer Natural Resources Co.	717	114,419
Range Resources Corp.	794	18,397
		1,252,540

Oil & Gas Refining & Marketing–0.52%
Marathon Petroleum Corp.	2,198	115,021
Phillips 66	1,865	154,217
Tesoro Corp.	637	59,623
Valero Energy Corp.	1,906	128,579
		457,440

	Shares	Value
Oil & Gas Storage & Transportation–0.39%
Kinder Morgan, Inc.	8,120	$155,579
ONEOK, Inc.	1,603	83,612
Williams Cos., Inc. (The)	3,502	106,041
		345,232

Packaged Foods & Meats–1.24%
Campbell Soup Co.	817	42,607
Conagra Brands, Inc.	1,713	61,257
General Mills, Inc.	2,452	135,841
Hershey Co. (The)	589	63,241
Hormel Foods Corp.	1,165	39,738
JM Smucker Co. (The)	491	58,100
Kellogg Co.	1,068	74,183
Kraft Heinz Co. (The)	2,521	215,898
McCormick & Co., Inc.	479	46,707
Mondelez International, Inc.–Class A	6,431	277,755
Tyson Foods, Inc.–Class A	1,212	75,908
		1,091,235

Paper Packaging–0.26%
Avery Dennison Corp.	377	33,316
International Paper Co.	1,738	98,388
Sealed Air Corp.	817	36,569
WestRock Co.	1,058	59,946
		228,219

Personal Products–0.15%
Coty, Inc.–Class A	1,997	37,464
Estee Lauder Cos. Inc. (The)–Class A	948	90,989
		128,453

Pharmaceuticals–5.03%
Allergan PLC	1,422	345,674
Bristol-Myers Squibb Co.	6,974	388,591
Eli Lilly and Co.	4,115	338,665
Johnson & Johnson	11,419	1,510,620
Mallinckrodt PLC(b)	420	18,820
Merck & Co., Inc.	11,595	743,124
Mylan N.V.(b)	1,947	75,583
Perrigo Co. PLC	618	46,671
Pfizer Inc.	25,299	849,793
Zoetis Inc.	2,080	129,750
		4,447,291

Property & Casualty Insurance–0.88%
Allstate Corp. (The)	1,543	136,463
Chubb Ltd.	1,979	287,707
Cincinnati Financial Corp.	633	45,861
Progressive Corp. (The)	2,455	108,241
Travelers Cos., Inc. (The)	1,182	149,558
XL Group Ltd. (Bermuda)	1,119	49,012
		776,842

Publishing–0.03%
News Corp.–Class A	1,602	21,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Publishing–(continued)
News Corp.–Class B	543	$7,684
		29,631

Railroads–0.89%
CSX Corp.	3,903	212,948
Kansas City Southern	450	47,092
Norfolk Southern Corp.	1,228	149,448
Union Pacific Corp.	3,422	372,690
		782,178

Real Estate Services–0.05%
CBRE Group, Inc.–Class A(b)	1,270	46,228

Regional Banks–1.29%
BB&T Corp.	3,418	155,212
Citizens Financial Group, Inc.	2,152	76,783
Comerica Inc.	742	54,344
Fifth Third Bancorp	3,180	82,553
Huntington Bancshares Inc.	4,658	62,976
KeyCorp	4,646	87,066
M&T Bank Corp.	651	105,430
People’s United Financial Inc.	1,485	26,225
PNC Financial Services Group, Inc. (The)	2,055	256,608
Regions Financial Corp.	5,097	74,620
SunTrust Banks, Inc.	2,049	116,219
Zions Bancorp.	855	37,543
		1,135,579

Reinsurance–0.05%
Everest Re Group, Ltd.	173	44,044

Research & Consulting Services–0.27%
Equifax Inc.	506	69,534
IHS Markit Ltd.(b)	1,342	59,102
Nielsen Holdings PLC	1,420	54,897
Verisk Analytics, Inc.–Class A(b)	653	55,094
		238,627

Residential REIT’s–0.46%
Apartment Investment & Management Co.–Class A	677	29,091
AvalonBay Communities, Inc.	579	111,266
Equity Residential	1,551	102,102
Essex Property Trust, Inc.	276	71,007
Mid-America Apartment Communities, Inc.	479	50,477
UDR, Inc.	1,154	44,971
		408,914

Restaurants–1.23%
Chipotle Mexican Grill, Inc.(b)	120	49,932
Darden Restaurants, Inc.	524	47,390
McDonald’s Corp.	3,454	529,015
Starbucks Corp.	6,138	357,907
Yum! Brands, Inc.	1,401	103,338
		1,087,582

Retail REIT’s–0.54%
Federal Realty Investment Trust	304	38,423
GGP Inc.	2,462	58,005

	Shares	Value
Retail REIT’s–(continued)
Kimco Realty Corp.	1,764	$32,369
Macerich Co. (The)	504	29,262
Realty Income Corp.	1,145	63,181
Regency Centers Corp.	616	38,586
Simon Property Group, Inc.	1,322	213,847
		473,673

Semiconductor Equipment–0.39%
Applied Materials, Inc.	4,566	188,622
KLA-Tencor Corp.	661	60,488
Lam Research Corp.	687	97,162
		346,272

Semiconductors–3.00%
Advanced Micro Devices, Inc.(b)	3,298	41,159
Analog Devices, Inc.	1,555	120,979
Broadcom Ltd.	1,701	396,418
Intel Corp.	19,962	673,518
Microchip Technology Inc.	971	74,942
Micron Technology, Inc.(b)	4,408	131,623
NVIDIA Corp.	2,521	364,436
Qorvo, Inc.(b)	533	33,749
QUALCOMM Inc.	6,246	344,904
Skyworks Solutions, Inc.	781	74,937
Texas Instruments Inc.	4,220	324,644
Xilinx, Inc.	1,052	67,665
		2,648,974

Soft Drinks–1.79%
Coca-Cola Co. (The)	16,301	731,100
Dr Pepper Snapple Group, Inc.	773	70,428
Monster Beverage Corp.(b)	1,700	84,456
PepsiCo, Inc.	6,055	699,292
		1,585,276

Specialized Consumer Services–0.03%
H&R Block, Inc.	877	27,108

Specialized REIT’s–1.05%
American Tower Corp.–Class A	1,806	238,970
Crown Castle International Corp.	1,551	155,379
Digital Realty Trust, Inc.	672	75,902
Equinix, Inc.	330	141,623
Extra Space Storage Inc.	543	42,354
Iron Mountain Inc.	1,059	36,387
Public Storage	630	131,374
Weyerhaeuser Co.	3,167	106,095
		928,084

Specialty Chemicals–0.55%
Albemarle Corp.	475	50,131
Ecolab Inc.	1,109	147,220
International Flavors & Fragrances Inc.	333	44,955
PPG Industries, Inc.	1,086	119,417
Sherwin-Williams Co. (The)	342	120,028
		481,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Specialty Stores–0.22%
Signet Jewelers Ltd.	293	$18,529
Staples, Inc.	2,810	28,297
Tiffany & Co.	461	43,274
Tractor Supply Co.	551	29,870
Ulta Beauty, Inc.(b)	246	70,685
		190,655

Steel–0.09%
Nucor Corp.	1,347	77,951

Systems Software–3.49%
CA, Inc.	1,325	45,673
Microsoft Corp.	32,729	2,256,010
Oracle Corp.	12,733	638,432
Red Hat, Inc.(b)	753	72,100
Symantec Corp.	2,577	72,800
		3,085,015

Technology Hardware, Storage & Peripherals–4.14%
Apple Inc.	22,103	3,183,274
Hewlett Packard Enterprise Co.	7,041	116,810
HP Inc.	7,162	125,192
NetApp, Inc.	1,145	45,857
Seagate Technology PLC	1,247	48,322
Western Digital Corp.	1,233	109,244
Xerox Corp.	897	25,773
		3,654,472

Tires & Rubber–0.04%
Goodyear Tire & Rubber Co. (The)	1,063	37,162

	Shares	Value
Tobacco–1.82%
Altria Group, Inc.	8,188	$609,761
Philip Morris International Inc.	6,583	773,173
Reynolds American Inc.	3,497	227,445
		1,610,379

Trading Companies & Distributors–0.15%
Fastenal Co.	1,222	53,194
United Rentals, Inc.(b)	355	40,012
W.W. Grainger, Inc.	227	40,980
		134,186

Trucking–0.04%
J.B. Hunt Transport Services, Inc.	366	33,445

Water Utilities–0.07%
American Water Works Co., Inc.	752	58,618
Total Common Stocks & Other Equity Interests (Cost $29,800,960)		87,994,637

Money Market Funds–0.41%
Government & Agency Portfolio–Institutional Class, 0.89%(e)	216,529	216,529
Treasury Portfolio–Institutional Class, 0.85%(e)	144,353	144,353
Total Money Market Funds (Cost $360,882)		360,882
TOTAL INVESTMENTS–100.03% (Cost $30,161,842)		88,355,519
OTHER ASSETS LESS LIABILITIES–(0.03)%		(27,771)
NET ASSETS–100.00%		$88,327,748

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Information Technology	22.2%
Financials	14.5
Health Care	14.4
Consumer Discretionary	12.2
Industrials	10.3
Consumer Staples	9.0
Energy	6.0
Utilities	3.2
Real Estate	2.9
Materials	2.8
Telecommunication Services	2.1
Money Market Funds Plus Other Assets Less Liabilities	0.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $29,759,906)	$87,934,603
Investments in affiliates, at value (Cost $401,936)	420,916
Total investments, at value (Cost $30,161,842)	88,355,519
Receivable for:
Variation margin — futures	135
Fund shares sold	21,004
Dividends	88,397
Investment for trustee deferred compensation and retirement plans	32,075
Other assets	452
Total assets	88,497,582

Liabilities:
Payable for:
Investments purchased	37,187
Fund shares reacquired	3,276
Accrued fees to affiliates	66,468
Accrued trustees’ and officers’ fees and benefits	5,288
Accrued other operating expenses	19,034
Trustee deferred compensation and retirement plans	38,581
Total liabilities	169,834
Net assets applicable to shares outstanding	$88,327,748

Net assets consist of:
Shares of beneficial interest	$20,583,172
Undistributed net investment income	1,945,058
Undistributed net realized gain	7,607,455
Net unrealized appreciation	58,192,063
$88,327,748

Net Assets:
Series I	$36,382,575
Series II	$51,945,173

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,987,594
Series II	2,856,051
Series I:
Net asset value per share	$18.30
Series II:
Net asset value per share	$18.19

Investment income:
Dividends (net of foreign withholding taxes of $87)	$906,753
Dividends from affiliates	3,580
Total investment income	910,333

Expenses:
Advisory fees	53,344
Administrative services fees	100,274
Custodian fees	8,345
Distribution fees — Series II	66,089
Transfer agent fees	2,036
Trustees’ and officers’ fees and benefits	11,478
Licensing Fees	8,965
Reports to shareholders	12,147
Professional services fees	19,519
Other	4,236
Total expenses	286,433
Less: Fees waived	(491)
Net expenses	285,942
Net investment income	624,391

Realized and unrealized gain from:
Net realized gain from:
Investment securities	3,648,204
Futures contracts	102,752
3,750,956
Change in net unrealized appreciation of:
Investment securities	3,324,377
Futures contracts	3,333
3,327,710
Net realized and unrealized gain	7,078,666
Net increase in net assets resulting from operations	$7,703,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$624,391	$1,467,704
Net realized gain	3,750,956	7,393,025
Change in net unrealized appreciation	3,327,710	278,400
Net increase in net assets resulting from operations	7,703,057	9,139,129

Distributions to shareholders from net investment income:
Series I	—	(593,221)
Series ll	—	(788,172)
Total distributions from net investment income	—	(1,381,393)

Distributions to shareholders from net realized gains:
Series l	—	(2,594,662)
Series ll	—	(4,107,826)
Total distributions from net realized gains	—	(6,702,488)

Share transactions–net:
Series l	(1,582,755)	(1,302,813)
Series ll	(4,817,321)	(6,582,220)
Net increase (decrease) in net assets resulting from share transactions	(6,400,076)	(7,885,033)
Net increase (decrease) in net assets	1,302,981	(6,829,785)

Net assets:
Beginning of period	87,024,767	93,854,552
End of period (includes undistributed net investment income of $1,945,058 and $1,320,667, respectively)	$88,327,748	$87,024,767

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. S&P 500 Index Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. S&P 500 Index Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Invesco V.I. S&P 500 Index Fund

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $491.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $24,795 for accounting and fund administrative services and was reimbursed $75,479 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$87,994,637	$—	$—	$87,994,637
Money Market Funds	360,882	—	—	360,882
	88,355,519	—	—	88,355,519
Futures Contracts*	(1,614)			(1,614)
Total Investments	$88,353,905	$—	$—	$88,353,905

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco V.I. S&P 500 Index Fund

Open Futures Contracts — Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	Long	3	September-2017	$363,135	$(1,614)

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2017:

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(1,614)
Derivatives not subject to master netting agreements	1,614
Total Derivative Liabilities subject to master netting agreements	$—

(a)	Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended June 30, 2017

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$102,752
Change in Net Unrealized Appreciation:
Futures contracts	3,333
Total	$106,085

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,108,522

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the six months ended June 30, 2017.

	Value 12/31/16	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 06/30/17	Dividend Income
Invesco Ltd.	$55,643	$—	$(4,046)	$7,686	$751	$60,034	$1,019

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. S&P 500 Index Fund

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $1,397,920 and $6,871,277, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$56,099,875
Aggregate unrealized (depreciation) of investment securities	(662,718)
Net unrealized appreciation of investment securities	$55,437,157

Cost of investments for tax purposes is $32,918,362.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	64,697	$1,125,591	48,001	$796,342
Series II	33,016	586,804	177,111	2,959,359

Issued as reinvestment of dividends:
Series I	—	—	196,239	3,186,916
Series II	—	—	302,783	4,895,999

Reacquired:
Series I	(151,930)	(2,708,346)	(316,145)	(5,286,071)
Series II	(304,970)	(5,404,125)	(884,680)	(14,437,578)
Net increase (decrease) in share activity	(359,187)	$(6,400,076)	(476,691)	$(7,885,033)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 92% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. S&P 500 Index Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$16.78	$0.14	$1.38	$1.52	$—	$—	$—	$18.30	9.06%	$36,383	0.50	%(d)	0.50	%(d)	1.55	%(d)	2%
Year ended 12/31/16	16.58	0.30	1.55	1.85	(0.31)	(1.34)	(1.65)	16.78	11.45	34,812	0.41		0.41		1.81		4
Year ended 12/31/15	18.52	0.30	(0.24)	0.06	(0.33)	(1.67)	(2.00)	16.58	1.03	35,586	0.41		0.41		1.66		7
Year ended 12/31/14	16.66	0.28	1.92	2.20	(0.34)	—	(0.34)	18.52	13.32	37,685	0.41		0.41		1.62		3
Year ended 12/31/13	12.89	0.24	3.84	4.08	(0.31)	—	(0.31)	16.66	31.91	36,853	0.41		0.41		1.63		4
Year ended 12/31/12	11.36	0.25	1.54	1.79	(0.26)	—	(0.26)	12.89	15.77	32,634	0.33		0.39		1.97		4
Series II
Six months ended 06/30/17	16.69	0.11	1.39	1.50	—	—	—	18.19	8.99	51,945	0.75	(d)	0.75	(d)	1.30	(d)	2
Year ended 12/31/16	16.49	0.26	1.54	1.80	(0.26)	(1.34)	(1.60)	16.69	11.20	52,212	0.66		0.66		1.56		4
Year ended 12/31/15	18.43	0.25	(0.24)	0.01	(0.28)	(1.67)	(1.95)	16.49	0.72	58,268	0.66		0.66		1.41		7
Year ended 12/31/14	16.58	0.24	1.90	2.14	(0.29)	—	(0.29)	18.43	13.02	63,667	0.66		0.66		1.37		3
Year ended 12/31/13	12.83	0.20	3.82	4.02	(0.27)	—	(0.27)	16.58	31.55	67,793	0.66		0.66		1.38		4
Year ended 12/31/12	11.30	0.22	1.54	1.76	(0.23)	—	(0.23)	12.83	15.52	64,657	0.58		0.64		1.72		4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $36,334 and $53,309 for Series I and Series II shares, respectively.

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,090.60	$2.59	$1,022.32	$2.51	0.50%
Series II	1,000.00	1,089.90	3.89	1,021.08	3.76	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. S&P 500 Index Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds S&P 500 Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

Invesco V.I. S&P 500 Index Fund

level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was the same as the rate of one such mutual fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board noted that although Invesco

Advisers received a minimal amount of revenues from advising the Fund, Invesco Advisers and its subsidiaries did not make a profit from managing the Fund. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. S&P 500 Index Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. S&P 500 Index Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	3,925,928	867,869	368,215	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	4,187,496	675,560	298,956	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	4,061,599	765,675	334,738	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. S&P 500 Index Fund

Semiannual Report to Shareholders	June 30, 2017
Invesco V.I. Small Cap Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc. VISCE-SAR-1 07172017 1555

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	5.06%
Series II Shares	4.89
S&P 500 Index▼ (Broad Market Index)	9.34
Russell 2000 Index▼ (Style-Specific Index)	4.99
Lipper VUF Small-Cap Core Funds Index∎ (Peer Group Index)	4.56
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns As of 6/30/17

Series I Shares
Inception (8/29/03)	8.66%
10 Years	6.23
5 Years	11.26
1 Year	16.48

Series II Shares
Inception (8/29/03)	8.40%
10 Years	5.97
5 Years	10.98
1 Year	16.21

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.96% and 1.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.36%
Aerospace & Defense–2.37%
BWX Technologies, Inc.	74,139	$3,614,276
Orbital ATK, Inc.	35,860	3,527,190
		7,141,466

Air Freight & Logistics–1.04%
Forward Air Corp.	58,782	3,131,905

Alternative Carriers–1.23%
Iridium Communications Inc.(b)(c)	334,245	3,693,407

Apparel Retail–0.64%
American Eagle Outfitters, Inc.	161,097	1,941,219

Application Software–2.12%
Blackbaud, Inc.	49,346	4,231,419
Verint Systems Inc.(c)	52,958	2,155,391
		6,386,810

Auto Parts & Equipment–1.09%
Visteon Corp.(c)	32,059	3,271,942

Biotechnology–1.50%
Neurocrine Biosciences, Inc.(c)	58,929	2,710,734
Retrophin, Inc.(c)	93,259	1,808,292
		4,519,026

Building Products–2.12%
Apogee Enterprises, Inc.	61,880	3,517,259
Trex Co., Inc.(c)	42,270	2,859,988
		6,377,247

Casinos & Gaming–2.35%
Boyd Gaming Corp.	161,109	3,997,114
Penn National Gaming, Inc.(c)	143,924	3,079,974
		7,077,088

Construction & Engineering–1.79%
Dycom Industries, Inc.(c)	30,903	2,766,437
Primoris Services Corp.	104,877	2,615,632
		5,382,069

Construction Materials–0.88%
Eagle Materials Inc.	28,598	2,643,027

Consumer Finance–0.99%
SLM Corp.(c)	259,388	2,982,962

Data Processing & Outsourced Services–3.19%
Euronet Worldwide, Inc.(c)	33,085	2,890,637
Genpact Ltd.	103,116	2,869,718
Jack Henry & Associates, Inc.	36,875	3,830,206
		9,590,561

	Shares	Value
Diversified Support Services–0.78%
Mobile Mini, Inc.	78,182	$2,333,733

Electrical Components & Equipment–1.89%
EnerSys	41,095	2,977,333
Generac Holdings, Inc.(c)	75,325	2,721,492
		5,698,825

Electronic Components–0.95%
Belden Inc.	38,122	2,875,542

Electronic Equipment & Instruments–4.24%
Coherent, Inc.(c)	24,410	5,492,006
FLIR Systems, Inc.	83,868	2,906,865
Zebra Technologies Corp.–Class A(c)	43,418	4,364,377
		12,763,248

Environmental & Facilities Services–2.86%
ABM Industries Inc.	73,078	3,034,198
Team, Inc.(c)	66,851	1,567,656
Waste Connections, Inc. (Canada)	62,300	4,013,334
		8,615,188

Gas Utilities–1.35%
UGI Corp.	84,089	4,070,748

Health Care Equipment–3.18%
Hill-Rom Holdings, Inc.	42,435	3,378,250
Nevro Corp.(c)	32,859	2,445,696
Wright Medical Group N.V.(c)	136,549	3,753,732
		9,577,678

Health Care Facilities–0.85%
Acadia Healthcare Co., Inc.(b)(c)	51,570	2,546,527

Health Care REIT’s–0.91%
Healthcare Trust of America, Inc.–Class A	88,315	2,747,480

Health Care Services–0.97%
Tivity Health, Inc.(c)	72,995	2,908,851

Health Care Supplies–0.41%
Lantheus Holdings, Inc.(c)	70,734	1,248,455

Health Care Technology–0.47%
HMS Holdings Corp.(c)	76,639	1,417,822

Home Entertainment Software–1.91%
Take-Two Interactive Software, Inc.(c)	78,495	5,759,963

Home Furnishings–1.11%
La-Z-Boy Inc.	102,792	3,340,740

Homebuilding–0.65%
Beazer Homes USA, Inc.(c)	142,565	1,955,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Household Appliances–1.07%
Helen of Troy Ltd.(c)	34,354	$3,232,711

Industrial Machinery–3.74%
Albany International Corp.–Class A	83,377	4,452,332
SPX Corp.(c)	157,041	3,951,151
Watts Water Technologies, Inc.–Class A	45,200	2,856,640
		11,260,123

Investment Banking & Brokerage–3.20%
E*TRADE Financial Corp.(c)	106,680	4,057,041
Lazard Ltd.–Class A	70,058	3,245,787
Piper Jaffray Cos.	38,715	2,320,964
		9,623,792

IT Consulting & Other Services–0.74%
Luxoft Holding, Inc.(c)	36,589	2,226,441

Life & Health Insurance–1.14%
CNO Financial Group, Inc.	164,972	3,444,615

Life Sciences Tools & Services–1.05%
Cambrex Corp.(c)	52,950	3,163,762

Managed Health Care–0.00%
HealthEquity, Inc.(c)	11	548

Multi-Line Insurance–2.26%
American Financial Group, Inc.	40,485	4,022,994
Horace Mann Educators Corp.	73,345	2,772,441
		6,795,435

Office REIT’s–0.97%
Highwoods Properties, Inc.	57,482	2,914,912

Office Services & Supplies–0.63%
Pitney Bowes Inc.	126,361	1,908,051

Oil & Gas Equipment & Services–1.31%
Forum Energy Technologies Inc.(c)	148,578	2,317,817
Superior Energy Services, Inc.(c)	154,930	1,615,920
		3,933,737

Oil & Gas Exploration & Production–3.45%
Energen Corp.(c)	60,113	2,967,779
Newfield Exploration Co.(c)	76,952	2,190,054
Parsley Energy, Inc.–Class A(c)	79,836	2,215,449
RSP Permian Inc.(c)	92,993	3,000,884
		10,374,166

Packaged Foods & Meats–1.75%
Pinnacle Foods Inc.	49,310	2,929,014
TreeHouse Foods, Inc.(c)	28,746	2,348,261
		5,277,275

Paper Packaging–1.52%
Graphic Packaging Holding Co.	331,213	4,564,115

	Shares	Value
Pharmaceuticals–2.63%
Phibro Animal Health Corp.–Class A	83,302	$3,086,339
Supernus Pharmaceuticals Inc.(c)	112,347	4,842,156
		7,928,495

Property & Casualty Insurance–2.09%
Aspen Insurance Holdings Ltd. (Bermuda)	60,556	3,018,717
Hanover Insurance Group Inc. (The)	36,937	3,273,726
		6,292,443

Real Estate Operating Companies–0.74%
Kennedy-Wilson Holdings Inc.	117,014	2,229,117

Regional Banks–9.45%
Bank of the Ozarks, Inc.	70,166	3,288,681
BankUnited, Inc.	80,614	2,717,498
Great Western Bancorp, Inc.	92,138	3,760,152
IBERIABANK Corp.	44,831	3,653,727
Pinnacle Financial Partners, Inc.	51,743	3,249,460
Synovus Financial Corp.	90,414	3,999,915
Webster Financial Corp.	75,920	3,964,542
Western Alliance Bancorp(c)	77,612	3,818,510
		28,452,485

Restaurants–1.96%
Papa John’s International, Inc.	40,311	2,892,717
Wendy’s Co. (The)	194,601	3,018,262
		5,910,979

Semiconductor Equipment–0.72%
Xperi Corp.	72,423	2,158,205

Semiconductors–3.06%
MACOM Technology Solutions Holdings, Inc.(c)	63,365	3,533,866
Microsemi Corp.(c)	86,038	4,026,579
Power Integrations, Inc.	22,549	1,643,822
		9,204,267

Specialized Consumer Services–1.02%
ServiceMaster Global Holdings, Inc.(c)	78,120	3,061,523

Specialized REIT’s–0.95%
CubeSmart	119,144	2,864,222

Specialty Chemicals–3.11%
Minerals Technologies Inc.	44,339	3,245,615
PolyOne Corp.	81,085	3,141,233
Sensient Technologies Corp.	37,091	2,986,938
		9,373,786

Specialty Stores–1.40%
Michaels Cos., Inc. (The)(c)	132,812	2,459,678
Sally Beauty Holdings, Inc.(c)	86,535	1,752,334
		4,212,012

Technology Distributors–1.14%
Tech Data Corp.(c)	34,068	3,440,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Technology Hardware, Storage & Peripherals–0.41%
Cray, Inc.(c)	67,826	$1,247,998

Tires & Rubber–0.91%
Cooper Tire & Rubber Co.	75,934	2,741,217

Trucking–2.10%
Old Dominion Freight Line, Inc.	33,859	3,224,731
Swift Transportation Co.(b)(c)	116,880	3,097,320
		6,322,051
Total Common Stocks & Other Equity Interests (Cost $235,601,788)		296,158,872

Money Market Funds–1.30%
Government & Agency Portfolio–Institutional Class, 0.89%(d)	2,351,009	2,351,009
Treasury Portfolio–Institutional Class, 0.85%(d)	1,567,339	1,567,339
Total Money Market Funds (Cost $3,918,348)		3,918,348
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.66% (Cost $239,520,136)		300,077,220

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.16%
Government & Agency Portfolio– Institutional Class, 0.89% (Cost $6,503,005)(d)(e)	6,503,005	$6,503,005
TOTAL INVESTMENTS–101.82% (Cost $246,023,141)		306,580,225
OTHER ASSETS LESS LIABILITIES–(1.82)%		(5,466,400)
NET ASSETS–100.00%		$301,113,825

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at June 30, 2017.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets as of June 30, 2017

Industrials	19.3%
Financials	19.1
Information Technology	18.5
Consumer Discretionary	12.2
Health Care	11.1
Materials	5.5
Energy	4.7
Real Estate	3.6
Consumer Staples	1.8
Utilities	1.4
Telecommunication Services	1.2
Money Market Funds Plus Other Assets Less Liabilities	1.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $235,601,788)*	$296,158,872
Investments in affiliated money market funds, at value and cost	10,421,353
Total investments, at value (Cost $246,023,141)	306,580,225
Receivable for:
Investments sold	1,184,771
Fund shares sold	111,068
Dividends	225,005
Investment for trustee deferred compensation and retirement plans	76,255
Total assets	308,177,324

Liabilities:
Payable for:
Investments purchased	132,880
Fund shares reacquired	82,358
Collateral upon return of securities loaned	6,503,005
Accrued fees to affiliates	207,097
Accrued trustees’ and officers’ fees and benefits	4,762
Accrued other operating expenses	47,643
Trustee deferred compensation and retirement plans	85,754
Total liabilities	7,063,499
Net assets applicable to shares outstanding	$301,113,825

Net assets consist of:
Shares of beneficial interest	$216,051,883
Undistributed net investment income (loss)	(283,351)
Undistributed net realized gain	24,788,209
Net unrealized appreciation	60,557,084
$301,113,825

Net Assets:
Series I	$152,227,487
Series II	$148,886,338

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,883,549
Series II	8,074,848
Series I:
Net asset value per share	$19.31
Series II:
Net asset value per share	$18.44

*	At June 30, 2017, securities with an aggregate value of $6,368,205 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $2,295)	$1,447,718
Dividends from affiliated money market funds (includes securities lending income of $4,581)	20,767
Total investment income	1,468,485

Expenses:
Advisory fees	1,128,847
Administrative services fees	256,916
Custodian fees	8,472
Distribution fees — Series II	183,577
Transfer agent fees	22,869
Trustees’ and officers’ fees and benefits	12,671
Reports to shareholders	31,809
Professional services fees	25,640
Other	3,659
Total expenses	1,674,460
Less: Fees waived	(3,072)
Net expenses	1,671,388
Net investment income (loss)	(202,903)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $458,642)	11,341,368
Change in net unrealized appreciation of investment securities	3,901,140
Net realized and unrealized gain	15,242,508
Net increase in net assets resulting from operations	$15,039,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(202,903)	$(207,323)
Net realized gain	11,341,368	13,816,268
Change in net unrealized appreciation	3,901,140	20,760,134
Net increase in net assets resulting from operations	15,039,605	34,369,079

Distributions to shareholders from net realized gains:
Series l	—	(11,226,305)
Series ll	—	(10,517,748)
Total distributions from net realized gains	—	(21,744,053)

Share transactions–net:
Series l	(17,409,787)	(11,957,409)
Series ll	(7,125,881)	14,920,964
Net increase (decrease) in net assets resulting from share transactions	(24,535,668)	2,963,555
Net increase (decrease) in net assets	(9,496,063)	15,588,581

Net assets:
Beginning of period	310,609,888	295,021,307
End of period (includes undistributed net investment income (loss) of $(283,351) and $(80,448), respectively)	$301,113,825	$310,609,888

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

Invesco V.I. Small Cap Equity Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Small Cap Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term,

Invesco V.I. Small Cap Equity Fund

the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $3,072.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $37,460 for accounting and fund administrative services and was reimbursed $219,456 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $1,809 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2017, the Fund engaged in securities sales of $3,386,957, which resulted in net realized gains of $458,642.

Invesco V.I. Small Cap Equity Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $29,511,766 and $56,798,441, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$75,045,543
Aggregate unrealized (depreciation) of investment securities	(14,622,618)
Net unrealized appreciation of investment securities	$60,422,925

Cost of investments for tax purposes is $246,157,300.

Invesco V.I. Small Cap Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	476,734	$9,024,883	1,273,851	$21,861,494
Series II	299,141	5,413,213	1,640,615	27,600,516

Issued as reinvestment of dividends:
Series I	—	—	639,312	11,226,305
Series II	—	—	626,056	10,517,748

Reacquired:
Series I	(1,390,339)	(26,434,670)	(2,550,489)	(45,045,208)
Series II	(694,859)	(12,539,094)	(1,379,733)	(23,197,300)
Net increase (decrease) in share activity	(1,309,323)	$(24,535,668)	249,612	$2,963,555

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$18.38	$(0.00)	$0.93	$0.93	$—	$—	$—	$19.31	5.06%	$152,227	0.98	%(d)	0.98	%(d)	(0.01	)%(d)	10%
Year ended 12/31/16	17.64	0.01	2.06	2.07	—	(1.33)	(1.33)	18.38	12.06	161,727	1.01		1.01		0.04		37
Year ended 12/31/15	23.64	0.00	(1.27)	(1.27)	—	(4.73)	(4.73)	17.64	(5.52)	166,407	1.04		1.04		0.02		31
Year ended 12/31/14	25.44	(0.04)	0.47	0.43	—	(2.23)	(2.23)	23.64	2.36	203,963	1.05		1.05		(0.17)		45
Year ended 12/31/13	18.69	(0.04)	7.02	6.98	(0.00)	(0.23)	(0.23)	25.44	37.47	262,261	1.05		1.05		(0.17)		35
Year ended 12/31/12	16.41	0.01	2.27	2.28	—	—	—	18.69	13.89	205,566	1.06		1.06		0.05		36
Series II
Six months ended 06/30/17	17.58	(0.02)	0.88	0.86	—	—	—	18.44	4.89	148,886	1.23	(d)	1.23	(d)	(0.26	)(d)	10
Year ended 12/31/16	16.96	(0.03)	1.98	1.95	—	(1.33)	(1.33)	17.58	11.84	148,883	1.26		1.26		(0.21)		37
Year ended 12/31/15	22.97	(0.05)	(1.23)	(1.28)	—	(4.73)	(4.73)	16.96	(5.74)	128,614	1.29		1.29		(0.23)		31
Year ended 12/31/14	24.85	(0.10)	0.45	0.35	—	(2.23)	(2.23)	22.97	2.08	145,505	1.30		1.30		(0.42)		45
Year ended 12/31/13	18.31	(0.09)	6.86	6.77	—	(0.23)	(0.23)	24.85	37.08	134,526	1.30		1.30		(0.42)		35
Year ended 12/31/12	16.11	(0.03)	2.23	2.20	—	—	—	18.31	13.66	83,096	1.31		1.31		(0.20)		36

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $158,621 and $148,078 for Series I and Series II shares, respectively.

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/2017)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/2017)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/2017)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,050.60	$4.98	$1,019.93	$4.91	0.98%
Series II	1,000.00	1,048.90	6.25	1,018.70	6.16	1.23

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Small Cap Equity Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Small-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual

Invesco V.I. Small Cap Equity Fund

management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one such mutual fund. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of three mutual funds sub-advised by Invesco Advisers.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to certain other types of client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended.

Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fee rates charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts tended to be more comparable, reflecting a similar scope of services.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the

Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The

Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Small Cap Equity Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Small Cap Equity Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	13,217,283	1,319,545	1,096,237	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	13,845,527	805,389	982,149	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	13,584,501	1,020,468	1,028,096	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Small Cap Equity Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. Technology Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VITEC-SAR-1	07182017 1226

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	22.53%
Series II Shares	22.35
NASDAQ Composite Index▼ (Broad Market/Style-Specific Index)	14.71
Lipper VUF Science & Technology Funds Classification Average⬛ (Peer Group)	17.02

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The NASDAQ Composite Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.

The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (5/20/97)	5.75%
10 Years	7.38
5 Years	13.00
1 Year	33.51

Series II Shares
Inception (4/30/04)	7.71%
10 Years	7.10
5 Years	12.71
1 Year	33.17

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.05% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Technology Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.47%
Aerospace & Defense–2.57%
Raytheon Co.	18,353	$2,963,642

Application Software–2.29%
salesforce.com, inc.(b)	30,466	2,638,356

Biotechnology–6.37%
Alexion Pharmaceuticals, Inc.(b)	10,299	1,253,079
BioMarin Pharmaceutical Inc.(b)	13,495	1,225,616
Celgene Corp.(b)	27,329	3,549,217
Incyte Corp.(b)	10,468	1,318,026
		7,345,938

Cable & Satellite–4.25%
Charter Communications, Inc.–Class A(b)	3,156	1,063,098
DISH Network Corp.–Class A(b)	61,005	3,828,674
		4,891,772

Communications Equipment–0.55%
Palo Alto Networks, Inc.(b)	4,731	633,055

Consumer Electronics–4.15%
Sony Corp. (Japan)	125,600	4,786,357

Data Processing & Outsourced Services–6.37%
First Data Corp.–Class A(b)	87,644	1,595,121
Mastercard Inc.–Class A	16,924	2,055,420
Visa Inc.–Class A	39,295	3,685,085
		7,335,626

Health Care Equipment–1.86%
Intuitive Surgical, Inc.(b)	1,000	935,370
Stryker Corp.	8,743	1,213,353
		2,148,723

Home Entertainment Software–12.58%
Activision Blizzard, Inc.	45,325	2,609,360
Electronic Arts Inc.(b)	24,673	2,608,429
Nintendo Co., Ltd. (Japan)	13,700	4,589,811
Take-Two Interactive Software, Inc.(b)	34,069	2,499,983
UbiSoft Entertainment S.A. (France)(b)	38,669	2,194,157
		14,501,740

Internet & Direct Marketing Retail–9.00%
Amazon.com, Inc.(b)	8,967	8,680,056
Priceline Group Inc. (The)(b)	906	1,694,691
		10,374,747

Internet Software & Services–16.76%
Alibaba Group Holding Ltd.–ADR (China)(b)	33,412	4,707,751
Alphabet Inc.–Class A(b)	6,970	6,479,869
Alphabet Inc.–Class C(b)	2,056	1,868,349
Baidu, Inc.–ADR (China)(b)	5,931	1,060,819

	Shares	Value
Internet Software & Services–(continued)
Facebook, Inc.–Class A (b)	34,404	$5,194,316
		19,311,104

Life Sciences Tools & Services–1.15%
Thermo Fisher Scientific, Inc.	7,624	1,330,159

Managed Health Care–2.04%
UnitedHealth Group Inc.	12,680	2,351,126

Pharmaceuticals–3.38%
Allergan PLC	8,432	2,049,735
Eli Lilly and Co.	12,746	1,048,996
Merck & Co., Inc.	12,422	796,126
		3,894,857

Regional Banks–0.46%
SVB Financial Group(b)	2,996	526,667

Semiconductor Equipment–1.19%
Applied Materials, Inc.	33,120	1,368,187

Semiconductors–7.87%
Broadcom Ltd.	18,987	4,424,921
Integrated Device Technology, Inc.(b)	103,319	2,664,597
NVIDIA Corp.	13,704	1,981,050
		9,070,568

Systems Software–4.54%
Microsoft Corp.	64,273	4,430,338
ServiceNow, Inc.(b)	7,592	804,752
		5,235,090

Technology Hardware, Storage & Peripherals–7.45%
Apple Inc.	59,581	8,580,856

Tobacco–1.05%
Philip Morris International Inc.	10,297	1,209,383

Wireless Telecommunication Services–2.59%
Sprint Corp.(b)	363,510	2,984,417
Total Common Stocks & Other Equity Interests (Cost $66,169,022)		113,482,370

Money Market Funds–1.11%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	767,370	767,370
Treasury Portfolio–Institutional Class, 0.85%(c)	511,580	511,580
Total Money Market Funds (Cost $1,278,950)		1,278,950
TOTAL INVESTMENTS–99.58% (Cost $67,447,972)		114,761,320
OTHER ASSETS LESS LIABILITIES–0.42%		480,070
NET ASSETS–100.00%		$115,241,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Note to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Information Technology	59.6%
Consumer Discretionary	17.4
Health Care	14.8
Industrials	2.6
Telecommunication Services	2.6
Consumer Staples	1.0
Financials	0.5
Money Market Funds Plus Other Assets Less Liabilities	1.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $66,169,022)	$113,482,370
Investments in affiliated money market funds, at value and cost	1,278,950
Total investments, at value (Cost $67,447,972)	114,761,320
Foreign currencies, at value (Cost $18,207)	18,128
Receivable for:
Investments sold	380,347
Fund shares sold	727,954
Dividends	78,692
Investment for trustee deferred compensation and retirement plans	65,994
Total assets	116,032,435

Liabilities:
Payable for:
Investments purchased	404,362
Fund shares reacquired	226,691
Accrued fees to affiliates	48,868
Accrued trustees’ and officers’ fees and benefits	4,282
Accrued other operating expenses	34,528
Trustee deferred compensation and retirement plans	72,314
Total liabilities	791,045
Net assets applicable to shares outstanding	$115,241,390

Net assets consist of:
Shares of beneficial interest	$60,405,749
Undistributed net investment income (loss)	(225,632)
Undistributed net realized gain	7,748,501
Net unrealized appreciation	47,312,772
$115,241,390
Net Assets:
Series I	$106,956,518
Series II	$8,284,872

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,879,347
Series II	395,098
Series I:
Net asset value per share	$21.92
Series II:
Net asset value per share	$20.97

Investment income:
Dividends (net of foreign withholding taxes of $5,570)	$419,864
Dividends from affiliated money market funds	3,708
Total investment income	423,572

Expenses:
Advisory fees	399,141
Administrative services fees	103,422
Custodian fees	6,373
Distribution fees — Series II	9,636
Transfer agent fees	14,701
Trustees’ and officers’ fees and benefits	11,080
Reports to shareholders	12,671
Professional services fees	24,040
Other	1,562
Total expenses	582,626
Less: Fees waived	(671)
Net expenses	581,955
Net investment income (loss)	(158,383)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	2,011,321
Foreign currencies	4,652
2,015,973
Change in net unrealized appreciation (depreciation) of:
Investment securities	19,364,566
Foreign currencies	(627)
19,363,939
Net realized and unrealized gain	21,379,912
Net increase in net assets resulting from operations	$21,221,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(158,383)	$(347,526)
Net realized gain	2,015,973	5,928,606
Change in net unrealized appreciation (depreciation)	19,363,939	(7,410,264)
Net increase (decrease) in net assets resulting from operations	21,221,529	(1,829,184)

Distributions to shareholders from net realized gains:
Series l	—	(4,059,433)
Series ll	—	(343,483)
Total distributions from net realized gains	—	(4,402,916)

Share transactions–net:
Series l	(367,271)	(13,847,236)
Series ll	(44,322)	(789,246)
Net increase (decrease) in net assets resulting from share transactions	(411,593)	(14,636,482)
Net increase (decrease) in net assets	20,809,936	(20,868,582)

Net assets:
Beginning of period	94,431,454	115,300,036
End of period (includes undistributed net investment income (loss) of $(225,632) and $(67,249), respectively)	$115,241,390	$94,431,454

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend

Invesco V.I. Technology Fund

rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Invesco V.I. Technology Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Invesco V.I. Technology Fund

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $671.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $24,795 for accounting and fund administrative services and was reimbursed $78,627 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $170 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Technology Fund

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments. During the six months ended June 30, 2017, there were transfers from Level 2 to Level 1 of $9,376,168, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$113,482,370	$—	$—	$113,482,370
Money Market Funds	1,278,950	—	—	1,278,950
Total Investments	$114,761,320	$—	$—	$114,761,320

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of December 31, 2016.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $18,949,950 and $21,015,875, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$47,190,476
Aggregate unrealized (depreciation) of investment securities	(189,783)
Net unrealized appreciation of investment securities	$47,000,693

Cost of investments for tax purposes is $67,760,627.

Invesco V.I. Technology Fund

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	516,038	$10,583,462	459,692	$7,989,025
Series II	27,056	524,506	28,944	482,623

Issued as reinvestment of dividends:
Series I	—	—	220,142	4,059,433
Series II	—	—	19,439	343,483

Reacquired:
Series I	(534,517)	(10,950,733)	(1,477,788)	(25,895,694)
Series II	(28,701)	(568,828)	(95,643)	(1,615,352)
Net increase (decrease) in share activity	(20,124)	$(411,593)	(845,214)	$(14,636,482)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$17.89	$(0.03)	$4.06	$4.03	$—	$21.92	22.53%	$106,957	1.08	%(d)	1.08	%(d)	(0.28	)%(d)	18%
Year ended 12/31/16	18.83	(0.06)	(0.06)	(0.12)	(0.82)	17.89	(0.76)	87,632	1.10		1.10		(0.33)		52
Year ended 12/31/15	19.75	(0.11)	1.29	1.18	(2.10)	18.83	6.82	107,257	1.15		1.15		(0.53)		61
Year ended 12/31/14	19.42	(0.13)	2.20	2.07	(1.74)	19.75	11.05	104,556	1.16		1.16		(0.65)		77
Year ended 12/31/13	16.87	(0.07)	4.19	4.12	(1.57)	19.42	25.14	103,151	1.17		1.17		(0.40)		45
Year ended 12/31/12	15.16	(0.07)	1.78	1.71	—	16.87	11.28	95,371	1.16		1.16		(0.42)		42
Series II
Six months ended 06/30/17	17.14	(0.05)	3.88	3.83	—	20.97	22.35	8,285	1.33	(d)	1.33	(d)	(0.53	)(d)	18
Year ended 12/31/16	18.12	(0.10)	(0.06)	(0.16)	(0.82)	17.14	(1.01)	6,799	1.35		1.35		(0.58)		52
Year ended 12/31/15	19.13	(0.15)	1.24	1.09	(2.10)	18.12	6.56	8,043	1.40		1.40		(0.78)		61
Year ended 12/31/14	18.90	(0.17)	2.14	1.97	(1.74)	19.13	10.82	4,775	1.41		1.41		(0.90)		77
Year ended 12/31/13	16.50	(0.12)	4.09	3.97	(1.57)	18. 90	24.79	3,200	1.42		1.42		(0.65)		45
Year ended 12/31/12	14.86	(0.11)	1.75	1.64	—	16.50	11.04	2,118	1.41		1.41		(0.67)		42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $99,547 and $7,772 for Series I and Series II shares, respectively.

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17) [1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,225.30	$5.96	$1,019.44	$5.41	1.08%
Series II	1,000.00	1,223.50	7.33	1,018.20	6.66	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Technology Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2016 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Science & Technology Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group at a common asset

Invesco V.I. Technology Fund

level. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rates of two such mutual funds. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Adviser’s or the Affiliated Sub-Adviser’s expenses. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Technology Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Technology Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	3,473,185	346,671	232,452	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	3,558,647	227,022	266,639	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	3,549,529	276,566	226,213	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Technology Fund

Semiannual Report to Shareholders	June 30, 2017

Invesco V.I. Value Opportunities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIVOPP-SAR-1	07182017 1540

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 12/31/16 to 6/30/17, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	6.48%
Series II Shares	6.51
S&P 500 Index▼ (Broad Market Index)	9.34
S&P 1500 Value Index▼ (Style-Specific Index)	4.59
Lipper VUF Multi-Cap Value Funds Index⬛ (Peer Group Index)	5.32

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The S&P 1500 Value Index combines the value stocks of the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index.

The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value variable insurance underlying funds tracked by Lipper.

The S&P MidCap 400® Index is an unmanaged index considered representative of mid-sized US companies.

The S&P SmallCap 600® Index is a market-value weighted index considered representative of small-cap US stocks.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 6/30/17

Series I Shares
Inception (9/10/01)	4.58%
10 Years	2.87
5 Years	11.70
1 Year	32.62

Series II Shares
Inception (9/10/01)	4.32%
10 Years	2.62
5 Years	11.41
1 Year	32.22

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.98% and 1.23%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.99% and 1.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

Invesco V.I. Value Opportunities Fund

Schedule of Investments(a)

June 30, 2017

(Unaudited)

	Shares	Value
Common Stocks–95.97%
Advertising–1.59%
Omnicom Group Inc.	26,415	$2,189,803

Agricultural & Farm Machinery–0.53%
AGCO Corp.	10,889	733,810

Asset Management & Custody Banks–5.45%
Affiliated Managers Group, Inc.	36,040	5,977,594
SEI Investments Co.	28,300	1,521,974
		7,499,568

Auto Parts & Equipment–4.02%
Dana Inc.	248,000	5,537,840

Construction & Engineering–3.99%
AECOM(b)	170,004	5,496,229

Consumer Finance–4.66%
SLM Corp.(b)	124,200	1,428,300
Synchrony Financial	166,932	4,977,912
		6,406,212

Diversified Banks–12.31%
Bank of America Corp.	205,902	4,995,183
Citigroup Inc.	78,772	5,268,271
JPMorgan Chase & Co.	69,760	6,376,064
Wells Fargo & Co.	5,385	298,383
		16,937,901

Electronic Components–2.77%
Belden Inc.	50,556	3,813,439

Electronic Equipment & Instruments–2.23%
FLIR Systems, Inc.	88,700	3,074,342

Electronic Manufacturing Services–0.66%
Flex Ltd.(b)	55,365	903,003

Health Care Distributors–6.67%
Cardinal Health, Inc.	65,300	5,088,176
McKesson Corp.	24,900	4,097,046
		9,185,222

Health Care Facilities–2.73%
Acadia Healthcare Co., Inc.(b)	19,700	972,786
Brookdale Senior Living Inc.(b)	189,198	2,783,103
		3,755,889

Homebuilding–1.41%
CalAtlantic Group, Inc.	20,200	714,070
D.R. Horton, Inc.	35,600	1,230,692
		1,944,762

	Shares	Value
Hotels, Resorts & Cruise Lines–4.84%
Carnival Corp.	41,100	$2,694,927
Norwegian Cruise Line Holdings Ltd.(b)	73,100	3,968,599
		6,663,526

Human Resource & Employment Services–2.04%
ManpowerGroup Inc.	25,200	2,813,580

Industrial Machinery–1.99%
ITT Inc.	68,300	2,744,294

Investment Banking & Brokerage–7.61%
E*TRADE Financial Corp.(b)	62,800	2,388,284
LPL Financial Holdings, Inc.	94,293	4,003,681
TD Ameritrade Holding Corp.	94,900	4,079,751
		10,471,716

Life & Health Insurance–3.90%
Aflac, Inc.	17,534	1,362,041
MetLife, Inc.	73,017	4,011,554
		5,373,595

Managed Health Care–4.02%
Anthem, Inc.	20,600	3,875,478
Cigna Corp.	9,900	1,657,161
		5,532,639

Oil & Gas Equipment & Services–1.39%
Weatherford International PLC(b)	494,250	1,912,748

Oil & Gas Exploration & Production–1.31%
Apache Corp.	37,700	1,806,961

Pharmaceuticals–2.38%
Mylan N.V.(b)	36,000	1,397,520
Novartis AG (Switzerland)	22,452	1,874,846
		3,272,366

Property & Casualty Insurance–3.93%
AmTrust Financial Services, Inc.	357,117	5,406,751

Real Estate Services–2.95%
Realogy Holdings Corp.	124,913	4,053,427

Regional Banks–1.64%
SVB Financial Group(b)	12,800	2,250,112

Semiconductors–0.95%
ON Semiconductor Corp.(b)	92,800	1,302,912

Steel–2.13%
Allegheny Technologies, Inc.	172,400	2,932,524

Systems Software–3.03%
Oracle Corp.	83,095	4,166,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

	Shares	Value
Thrifts & Mortgage Finance–2.84%
MGIC Investment Corp.(b)	169,621	$1,899,755
Radian Group Inc.	122,976	2,010,658
		3,910,413
Total Common Stocks (Cost $109,374,343)		132,091,967

Money Market Funds–1.62%
Government & Agency Portfolio–Institutional Class, 0.89%(c)	1,336,732	1,336,732

	Shares	Value
Treasury Portfolio–Institutional Class, 0.85%(c)	891,155	$891,155
Total Money Market Funds (Cost $2,227,887)		2,227,887
TOTAL INVESTMENTS–97.59% (Cost $111,602,230)		134,319,854
OTHER ASSETS LESS LIABILITIES–2.41%		3,314,320
NET ASSETS–100.00%		$137,634,174

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2017.

Portfolio Composition

By sector, based on Net Assets

as of June 30, 2017

Financials	42.3%
Health Care	15.8
Consumer Discretionary	11.9
Information Technology	9.6
Industrials	8.6
Real Estate	3.0
Energy	2.7
Materials	2.1
Money Market Funds Plus Other Assets Less Liabilities	4.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Assets and Liabilities

June 30, 2017

(Unaudited)

Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

Assets:
Investments, at value (Cost $109,374,343)	$132,091,967
Investments in affiliated money market funds, at value and cost	2,227,887
Total investments, at value (Cost $111,602,230)	134,319,854
Foreign currencies, at value (Cost $3,422)	3,581
Receivable for:
Investments sold	3,594,496
Fund shares sold	14,644
Dividends	177,313
Investment for trustee deferred compensation and retirement plans	110,917
Total assets	138,220,805

Liabilities:
Payable for:
Fund shares reacquired	340,676
Accrued fees to affiliates	84,826
Accrued trustees’ and officers’ fees and benefits	5,069
Accrued other operating expenses	33,723
Trustee deferred compensation and retirement plans	122,337
Total liabilities	586,631
Net assets applicable to shares outstanding	$137,634,174

Net assets consist of:
Shares of beneficial interest	$109,979,322
Undistributed net investment income	361,721
Undistributed net realized gain	4,576,133
Net unrealized appreciation	22,716,998
$137,634,174

Net Assets:
Series I	$83,832,879
Series II	$53,801,295

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	12,156,581
Series II	7,836,864
Series I:
Net asset value per share	$6.90
Series II:
Net asset value per share	$6.87

Investment income:
Dividends (net of foreign withholding taxes of $9,465)	$909,153
Dividends from affiliated money market funds	10,602
Total investment income	919,755

Expenses:
Advisory fees	480,027
Administrative services fees	127,774
Custodian fees	6,995
Distribution fees — Series II	67,087
Transfer agent fees	13,904
Trustees’ and officers’ fees and benefits	11,875
Reports to shareholders	14,960
Professional services fees	23,014
Other	1,034
Total expenses	746,670
Less: Fees waived	(2,009)
Net expenses	744,661
Net investment income	175,094

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	6,707,327
Foreign currencies	(890)
6,706,437
Change in net unrealized appreciation of:
Investment securities	1,814,710
Foreign currencies	4,167
1,818,877
Net realized and unrealized gain	8,525,314
Net increase in net assets resulting from operations	$8,700,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Changes in Net Assets

For the six months ended June 30, 2017 and the year ended December 31, 2016

(Unaudited)

	June 30, 2017	December 31, 2016
Operations:
Net investment income	$175,094	$416,610
Net realized gain (loss)	6,706,437	(1,597,460)
Change in net unrealized appreciation	1,818,877	22,968,571
Net increase in net assets resulting from operations	8,700,408	21,787,721

Distributions to shareholders from net investment income:
Series I	—	(313,905)
Series ll	—	(39,335)
Total distributions from net investment income	—	(353,240)

Distributions to shareholders from net realized gains:
Series l	—	(23,395,971)
Series ll	—	(15,462,579)
Total distributions from net realized gains	—	(38,858,550)

Share transactions–net:
Series l	(7,231,198)	12,374,483
Series ll	(3,995,018)	6,433,390
Net increase (decrease) in net assets resulting from share transactions	(11,226,216)	18,807,873
Net increase (decrease) in net assets	(2,525,808)	1,383,804

Net assets:
Beginning of period	140,159,982	138,776,178
End of period (includes undistributed net investment income of $361,721 and $186,627, respectively)	$137,634,174	$140,159,982

Notes to Financial Statements

June 30, 2017

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco V.I. Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Value Opportunities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s

Invesco V.I. Value Opportunities Fund

taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Value Opportunities Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

For the six months ended June 30, 2017, the effective advisory fees incurred by the Fund was 0.695%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2018, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2018. During its term, the fee waiver agreement cannot be terminated or amended to increase expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2019, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended June 30, 2017, the Adviser waived advisory fees of $2,009.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2017, Invesco was paid $24,795 for accounting and fund administrative services and was reimbursed $102,979 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2017, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2017, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the six months ended June 30, 2017, the Fund incurred $3,397 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Value Opportunities Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$130,217,121	$1,874,846	$—	$132,091,967
Money Market Funds	2,227,887	—	—	2,227,887
Total Investments	$132,445,008	$1,874,846	$—	$134,319,854

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Value Opportunities Fund

The Fund had a capital loss carryforward as of December 31, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,721,447	$—	$1,721,447

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2017 was $14,739,414 and $27,292,267, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$29,711,166
Aggregate unrealized (depreciation) of investment securities	(7,173,228)
Net unrealized appreciation of investment securities	$22,537,938

Cost of investments for tax purposes is $111,781,916.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended June 30, 2017(a)		Year ended December 31, 2016
	Shares	Amount	Shares	Amount
Sold:
Series I	361,302	$2,437,818	639,701	$4,362,558
Series II	169,674	1,138,444	159,359	1,120,628

Issued as reinvestment of dividends:
Series I	—	—	4,109,164	23,709,875
Series II	—	—	2,691,304	15,501,915

Reacquired:
Series I	(1,443,008)	(9,669,016)	(2,235,453)	(15,697,950)
Series II	(767,125)	(5,133,462)	(1,457,745)	(10,189,153)
Net increase (decrease) in share activity	(1,679,157)	$(11,226,216)	3,906,330	$18,807,873

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Value Opportunities Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Six months ended 06/30/17	$6.48	$0.01		$0.41	$0.42	$—	$—	$—	$6.90	6.48%	$83,833	0.98	%(d)	0.98	%(d)	0.35	%(d)	10%
Year ended 12/31/16	7.82	0.03		1.10	1.13	(0.03)	(2.44)	(2.47)	6.48	18.34	85,722	1.01		1.02		0.43		36
Year ended 12/31/15	9.84	0.05		(1.09)	(1.04)	(0.26)	(0.72)	(0.98)	7.82	(10.40)	83,889	1.04		1.04		0.51		82
Year ended 12/31/14	9.36	0.18	(e)	0.44	0.62	(0.14)	—	(0.14)	9.84	6.62	110,865	1.03		1.04		1.87	(e)	15
Year ended 12/31/13	7.10	0.10		2.28	2.38	(0.12)	—	(0.12)	9.36	33.75	130,146	1.01		1.02		1.24		17
Year ended 12/31/12	6.12	0.09		0.99	1.08	(0.10)	—	(0.10)	7.10	17.70	130,383	1.01		1.02		1.37		9
Series II
Six months ended 06/30/17	6.45	0.00		0.42	0.42	—	—	—	6.87	6.51	53,801	1.23	(d)	1.23	(d)	0.10	(d)	10
Year ended 12/31/16	7.79	0.01		1.10	1.11	(0.01)	(2.44)	(2.45)	6.45	17.92	54,438	1.26		1.27		0.18		36
Year ended 12/31/15	9.79	0.02		(1.08)	(1.06)	(0.22)	(0.72)	(0.94)	7.79	(10.65)	54,887	1.29		1.29		0.26		82
Year ended 12/31/14	9.31	0.15	(e)	0.44	0.59	(0.11)	—	(0.11)	9.79	6.39	80,217	1.28		1.29		1.62	(e)	15
Year ended 12/31/13	7.07	0.08		2.26	2.34	(0.10)	—	(0.10)	9.31	33.27	103,800	1.26		1.27		0.99		17
Year ended 12/31/12	6.08	0.07		1.00	1.07	(0.08)	—	(0.08)	7.07	17.66	98,014	1.26		1.27		1.12		9

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $85,168 and $54,114 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.12 and 1.23%, $0.09 and 0.98%, for Series I and Series II shares, respectively.

Invesco V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 through June 30, 2017.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (01/01/17)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/17)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/17)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,064.80	$5.02	$1,019.93	$4.91	0.98%
Series II	1,000.00	1,065.10	6.30	1,018.70	6.16	1.23

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2017 through June 30, 2017, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

Invesco V.I. Value Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of Invesco V.I. Value Opportunities Fund’s (the Fund) investment advisory agreements. During contract renewal meetings held on June 12-13, 2017, the Board as a whole, and the disinterested or “independent” Trustees, who comprise over 75% of the Board, voting separately, approved the continuance for the Fund of the Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco PowerShares Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2017.

In evaluating the fairness and reasonableness of compensation under the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Board determined that continuation of the Fund’s investment advisory agreement and the sub-advisory contracts is in the best interest of the Fund and its shareholders and that the compensation payable to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies, limitations and investment risks of these funds. The Board had the benefit of reports from the Sub-Committees and Investments Committee throughout the year in considering approval of the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.

During the contract renewal process, the Board receives comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The Trustees recognized that the advisory fee rates for the Invesco Funds are, in most cases, the result of years of review and negotiation. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these arrangements throughout the year and in prior years. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. This information is current as of June 13, 2017, and does not reflect consideration of factors that became known to the Board after that date.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers. The Board’s review included consideration of Invesco Advisers’ investment process oversight, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, trading operations, internal audit, valuation and legal and compliance.

In determining whether to continue the Fund’s investment advisory agreement, the Board considered the benefits of reapproving an existing relationship as contrasted with the greater uncertainty that may be associated with entering into a new relationship. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance during the past one, three and five calendar years to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Multi-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees

The Board compared the Fund’s contractual management fee rate to the contractual

Invesco V.I. Value Opportunities Fund

management fee rates of funds in the Fund’s Broadridge expense group at a common asset level. The Board noted that the contractual management fee rate for Series I shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board noted that Invesco Advisers does not separately charge the Invesco Funds for the administrative services included in the term as defined by Broadridge. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund, based on asset balances as of December 31, 2016. The Board noted that the Fund’s rate was above the rate of one mutual fund advised by Invesco Advisers using a similar investment process. The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board also noted that the sub-advisory fees are not paid directly by the Fund, but rather, are payable by Invesco Advisers to the Affiliated Sub-Advisers.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, quality and extent of the services provided. The Board received and accepted information from Invesco Advisers demonstrating that Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board also noted how the Fund’s rate compared to the effective sub-adviser fee rate of one fund sub-advised by Invesco Advisers. The Board also considered that it receives periodic reports from the Chief Compliance Officer of the Invesco Funds demonstrating that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the

Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that the Fund may use an affiliated broker to execute certain trades for the Fund to, among other things, control information leakage, and was advised that such trades would be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Value Opportunities Fund

Proxy Results

A Special Joint Meeting (“Meeting”) of Shareholders of Invesco V.I. Value Opportunities Fund, an investment portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust (“Trust”), was held on March 9, 2017. The Meeting was held for the following purposes:

(1)	Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2)	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.

(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

	Matters			Votes For	Votes Withheld
(1)*	David C. Arch			1,256,086,249	71,094,301
	James T. Bunch			1,254,410,156	72,770,397
	Bruce L. Crockett			1,258,363,948	68,816,603
	Jack M. Fields			1,255,101,592	72,078,961
	Martin L. Flanagan			1,257,885,397	69,295,160
	Cynthia Hostetler			1,261,335,247	65,845,303
	Dr. Eli Jones			1,257,497,296	69,683,257
	Dr. Prema Mathai-Davis			1,254,728,756	72,451,795
	Teresa M. Ressel			1,261,829,473	65,351,074
	Dr. Larry Soll			1,254,261,019	72,919,533
	Ann Barnett Stern			1,260,861,373	66,319,176
	Raymond Stickel, Jr.			1,254,379,471	72,801,083
	Philip A. Taylor			1,256,589,912	70,590,639
	Robert C. Troccoli			1,260,867,549	66,313,003
	Christopher L. Wilson			1,260,186,985	66,993,567

		Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(2)*	Approve an amendment to the Trust’s Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board’s approval but without shareholder approval of such transactions.	1,054,920,918	171,591,974	100,667,642	18

	Matters	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(3)	Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities	17,083,778	2,259,854	1,540,715	0
(4)(a)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC	18,175,062	1,176,261	1,533,024	0
(4)(b)	Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited	17,604,573	1,440,910	1,838,864	0

*	Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Invesco V.I. Value Opportunities Fund

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Invesco Funds will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of August 11, 2017 an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 11, 2017, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 25, 2017

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 25, 2017

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	August 25, 2017

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.